SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement           |_|  Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Under Rule 14a-12



                      AMERICAN HOME MORTGAGE HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)   Title of each class of securities to which transaction applies:
      __________________________________________________________________________
(2)   Aggregate number of securities to which transaction applies:
      __________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      __________________________________________________________________________
(4)   Proposed maximum aggregate value of transaction:
      __________________________________________________________________________

(5)   Total fee paid:
      __________________________________________________________________________

|_|   Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:
      __________________________________________________________________________
(2)   Form, Schedule or Registration Statement No.:
      __________________________________________________________________________
(3)   Filing party:
      __________________________________________________________________________
(4)   Date filed:
      __________________________________________________________________________

                   Subject to Completion, dated August 5, 2003

               [AMERICAN HOME LOGO]                                  [APEX LOGO]

    To the Stockholders of American Home Mortgage Holdings, Inc. and Apex Mortgage Capital, Inc.:


               PROPOSED TRANSACTION BETWEEN AMERICAN HOME AND APEX

    The board of directors of American Home Mortgage Holdings, Inc. and, with the approval and recommendation of a duly authorized special committee of independent directors, the board of directors of Apex Mortgage Capital, Inc., has unanimously approved certain transactions that will result in the combination of the businesses of American Home and Apex. The new company that will result from this combination is American Home Mortgage Investment Corp., or "AHM Investment Corp." We are proposing the transactions because we believe the combination of the businesses of American Home and Apex will, among other things, diversify sources of revenue and present business flexibility. In addition, AHM Investment Corp. intends to make an election to be treated as a real estate investment trust, or "REIT." The status of AHM Investment Corp. as a REIT will permit the distribution of dividends in a tax-efficient manner.

    Prior to the merger with Apex, American Home will engage in an internal reorganization, or the "reorganization," pursuant to which American Home will merge with and into AHM Merger Sub, Inc., a wholly-owned subsidiary of AHM Investment Corp., which itself is currently a wholly-owned subsidiary of American Home, as a result of which AHM Investment Corp. will become the new parent company and will own 100% of the capital stock of American Home. As a result of the reorganization, American Home stockholders will receive one share of AHM Investment Corp. common stock in exchange for each share of American Home common stock they own. Immediately after the reorganization, Apex will then merge with and into AHM Investment Corp., with AHM Investment Corp. as the surviving corporation, or the "merger." We refer to the reorganization and the merger, together, as the "transactions." We have structured the transactions such that it is anticipated that the reorganization and the merger each will qualify as a tax-free reorganization for U.S. federal income tax purposes. See "The Transactions--Material U.S. Federal Income Tax Consequences of the Transactions" on page [ ] of this joint proxy statement/prospectus. The board of directors of AHM Investment Corp. will consist of all of the members of the board of directors of American Home immediately prior to the merger.

    At the effective time of the merger with AHM Investment Corp., Apex stockholders will receive, in exchange for each of their Apex shares, a number of shares of AHM Investment Corp. common stock equal to 107.5% of Apex's net book value per share divided by the average of the daily volume-weighted averages of the trading prices of American Home common stock for the ten trading days prior to and including the day before the closing of the merger, subject to certain adjustments described in this joint proxy statement/prospectus. In the aggregate, approximately 26 million shares of common stock of AHM Investment Corp. will be issued in connection with the transactions. Following completion of the transactions, shares of AHM Investment Corp. common stock will be entitled to one vote per share. After giving effect to the transactions, and based on the net book value per share of Apex as of [ ], 2003 and the current stock price of American Home, American Home stockholders will hold approximately [ ]% of the economic interest and total voting power of AHM Investment Corp. and former Apex stockholders will hold approximately [ ]% of the economic interest and total voting power of AHM Investment Corp. We expect that AHM Investment Corp. common stock will be listed on the New York Stock Exchange under the symbol "[ ]" or on the Nasdaq National Market under the symbol "[ ]."

    Before we can complete the transactions, holders of a majority of the outstanding shares of American Home common stock must vote in favor of the reorganization and holders of two-thirds of the outstanding shares of Apex common stock must vote in favor of the merger and the other transactions contemplated by the merger agreement. In addition, holders of a majority of shares of American Home common stock present or represented by proxy at the American Home special stockholder meeting must approve the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger. Finally, American Home stockholders are being asked to approve the adoption of Apex's Amended and Restated 1997 Stock Option Plan, or Apex's "stock option plan", which requires the approval of the holders of a majority of shares of American Home present or represented by proxy at the

American Home special stockholder meeting, but the adoption of Apex's stock option plan is not a condition of the reorganization or merger and will only be implemented if the reorganization and merger are effected. Please return the enclosed proxy today, even if you plan to attend the meeting.

    The members of the American Home board of directors have agreed to vote shares of American Home common stock representing approximately [ ]% of the outstanding shares of American Home common stock as of the date of this joint proxy statement/prospectus in favor of the reorganization, the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger and adoption of Apex's stock option plan. In addition, each of Apex's executive officers, the members of the Apex board of directors and TCW Capital Investment Corporation, collectively owning approximately 1.6% of the outstanding shares of Apex common stock as of the date of this joint proxy statement/prospectus, have agreed to hold and vote their Apex shares in favor of the approval of the merger and the other transactions contemplated by the merger agreement.

    We enthusiastically support this combination of our companies and join with the rest of the members of the boards of directors of American Home and Apex in recommending that you vote "FOR" approval of the reorganization, the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger and the merger and the other transactions contemplated by the merger agreement.

    Information about all of the proposals is contained in this joint proxy statement/prospectus, which we urge you to read in its entirety. American Home and Apex stockholders should carefully review the risks related to the transactions, which are discussed under "Risk Factors" on page [ ] of this joint proxy statement/prospectus.

    Your vote is important. The approval of holders of a majority of the outstanding shares of American Home common stock as of the record date is required to approve the reorganization proposal. The approval of a majority of shares of American Home common stock present or represented by proxy at the American Home special meeting is required to approve the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger and the adoption of Apex's stock option plan. The approval of holders of two-thirds of the outstanding shares of Apex common stock as of the record date is required to approve the merger proposal. As a result, if you fail to return your proxy card, your inaction will have the same effect as a vote against the reorganization or against the merger. Whether or not you plan to attend the special meeting, please complete, sign and promptly return the enclosed proxy card to ensure that your shares will be represented at the special meeting. If you attend the special meeting and wish to vote in person, you may withdraw your proxy and do so.

MICHAEL STRAUSS                                   PHILIP A. BARACH
Chief Executive Officer and President             Chief Executive Officer and President
  American Home Mortgage Holdings, Inc.             Apex Mortgage Capital, Inc.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in connection with the transactions or determined if this joint proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

         This joint proxy statement/prospectus is dated [ ], 2003 and is first being mailed to stockholders on or about [ ], 2003.

                      REFERENCES TO ADDITIONAL INFORMATION

    This joint proxy statement/prospectus incorporates important business and financial information about American Home and Apex from other documents that are not included in or delivered with this joint proxy statement/prospectus. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this joint proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:

     American Home Mortgage Holdings, Inc.                 Apex Mortgage Capital, Inc.
              520 Broadhollow Road                    865 South Figueroa Street, Suite 1800
            Melville, New York 11747                      Los Angeles, California 90017
                 (877) 281-5500                                   (213) 244-0000
         Attention: Corporate Secretary                   Attention: Investor Relations

    If you would like to request documents, please do so by [ ], 2003, in order to receive them before the appropriate company's special meeting.

    See "Where You Can Find More Information" on page [     ].

[AMERICAN HOME LOGO]

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        To be Held on [__________], 2003

To the Stockholders of American Home Mortgage Holdings, Inc.:

    We will hold a special meeting of the stockholders of American Home Mortgage Holdings, Inc., or "American Home," on [_____], 2003, at 10:30 a.m., Eastern Time, at [_____________] located at [ ], New York, New York, for the following purposes:

o to consider and vote on a proposal to reorganize American Home, or the "reorganization," by merging American Home with and into a newly formed subsidiary of American Home Mortgage Investment Corp., a Maryland corporation and wholly-owned subsidiary of American Home, or "AHM Investment Corp." Pursuant to the reorganization, each outstanding share of American Home common stock will be converted into the right to receive one share of AHM Investment Corp. common stock. As a result of the reorganization, AHM Investment Corp. will become the parent company of American Home;

o to consider and vote on a proposal to approve the issuance of shares of common stock of AHM Investment Corp. to stockholders of Apex Mortgage Capital, Inc., a Maryland corporation, or "Apex," under the Agreement Plan of Merger, dated as of July 12, 2003, by and among American Home, Apex and AHM Investment Corp. (formerly called AHM New Holdco, Inc.), or the "merger agreement." This transaction is referred to as the "share issuance" in the joint proxy statement/prospectus accompanying this notice. A copy of the merger agreement is attached as Annex A to the accompanying joint proxy statement/prospectus;

o to consider and vote on a proposal to adopt Apex's Amended and Restated 1997 Stock Option Plan, or Apex's "stock option plan." A copy of Apex's stock option plan is attached as Annex J to the joint proxy statement/prospectus accompanying this notice; and

o to transact such other business as may properly come before the American Home special meeting or any adjournment or postponement thereof, including any proposal to adjourn or postpone the special meeting.

    Pursuant to the merger agreement, American Home will reorganize by merging with and into AHM Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of AHM Investment Corp., as a result of which AHM Investment Corp. will become the new parent company of American Home. Immediately following the reorganization, Apex will merge with and into AHM Investment Corp., or the "merger," with AHM Investment Corp. continuing as the surviving company. AHM Investment Corp.'s board of directors will consist of all of the members of the board of directors of American Home immediately prior to the merger. Pursuant to the reorganization, each outstanding share of American Home common stock will be converted into one share of AHM Investment Corp. common stock and pursuant to the merger, each outstanding share of Apex common stock will be converted into the right to receive a number of shares of AHM Investment Corp. common stock equal to 107.5% of Apex's net book value per share divided by the average of the daily volume-weighted averages of the trading prices of American Home common stock for the ten trading days prior to and including the day before the closing of the merger, subject to certain adjustments described in the accompanying joint proxy statement/prospectus. American Home, as the sole stockholder of AHM Investment Corp., has approved the merger and the other transactions contemplated by the merger agreement.

    We will transact no other business at the American Home special meeting, except for business properly brought before the American Home special meeting or any adjournment or postponement of the meeting by the American Home board of directors.

    Only American Home stockholders of record at the close of business on [ ], 2003, the record date for the American Home special meeting, may vote at the American Home special meeting and any adjournments or postponements of the American Home special meeting. As of that date, there were 29,857,000 shares of American

Home common stock outstanding. Each share of American Home common stock is entitled to one vote on each matter properly brought before the American Home special meeting.

    A complete list of American Home stockholders of record entitled to vote at the American Home special meeting will be available to any American Home stockholder at the American Home special meeting and for ten days prior to the American Home special meeting at our executive offices at 520 Broadhollow Road, Melville, New York 11747, for inspection by American Home stockholders during regular business hours for proper purposes. You should contact the Corporate Secretary of American Home if you wish to review this list of stockholders.

    Your vote is very important. The approval of holders of a majority of the outstanding shares of common stock of American Home as of the record date is required to approve the reorganization, and approval of holders of a majority of shares of American Home common stock present or represented in person or by proxy at the American Home special meeting is required to approve the share issuance and adoption of Apex's stock option plan. Completion of the merger is contingent upon completion of the reorganization. Accordingly, approval by the stockholders of American Home of the reorganization is necessary to complete the merger, even if approval by the stockholders of American Home of the share issuance is obtained.

    Please sign, date and return the enclosed proxy card as soon as possible to make sure that your shares are represented at the American Home special meeting. If you are a stockholder of record of American Home and wish to attend the American Home special meeting and cast your vote in person, you may withdraw your proxy and do so. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares or your broker or bank will not be entitled to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the transactions.

    The American Home board of directors unanimously recommends that you vote FOR approval of the reorganization, FOR approval of the share issuance, and FOR adoption of Apex's stock option plan, each of which are described in detail in the accompanying joint proxy statement/prospectus.

                                               By Order of the American Home
                                               Board of Directors,


                                               Alan B. Horn, Esq.
                                               Corporate Secretary
[        ], 2003
Melville, New York

                      (This page intentionally left blank)

                                TABLE OF CONTENTS

                                                                                          Page
QUESTIONS AND ANSWERS ABOUT THE REORGANIZATION AND THE MERGER...............................iv
SUMMARY......................................................................................1
    Selected Historical Financial Data......................................................12
    Selected Unaudited Pro Forma Consolidated Financial Data and Comparative Per
        Share Data..........................................................................15
RISK FACTORS................................................................................17
    Risks Related to the Transactions.......................................................17
    Risks Related to AHM Investment Corp....................................................19
    Tax Risks Related to AHM Investment Corp................................................25
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS...................................28
THE AMERICAN HOME SPECIAL MEETING...........................................................29
    Date, Time and Place....................................................................29
    Purpose of the American Home Special Meeting............................................29
    American Home Record Date; Shares Entitled to Vote; Quorum..............................30
    Vote Required...........................................................................30
    Voting by American Home Directors and Executive Officers................................30
    Voting of Proxies.......................................................................30
    Revocability of Proxies.................................................................31
    Solicitation of Proxies.................................................................31
THE APEX SPECIAL MEETING....................................................................31
    Date, Time and Place....................................................................31
    Purpose of the Apex Special Meeting.....................................................32
    Apex Record Date; Shares Entitled to Vote; Quorum.......................................32
    Vote Required...........................................................................32
    Voting by Apex Directors and Executive Officers.........................................32
    Voting of Proxies.......................................................................33
    Revocability of Proxies.................................................................33
    Solicitation of Proxies.................................................................33
BUSINESS OF AHM INVESTMENT CORP.............................................................34
    General.................................................................................34
    Investment and Operational Policies of AHM Investment Corp..............................37
DIRECTORS AND EXECUTIVE OFFICERS OF AHM INVESTMENT CORP.....................................39
THE TRANSACTIONS............................................................................42
    General Description of the Transactions.................................................42
    Background to the Transactions..........................................................43
    American Home Reasons for the Transactions..............................................48
    Recommendation of the American Home Board of Directors..................................50
    Apex Reasons for the Transactions.......................................................50
    Recommendation of the Apex Special Committee and the Apex Board of Directors............52
    Opinion of American Home's Financial Advisor............................................53
    Opinion of Apex's Financial Advisor.....................................................58
    Interests of Certain Persons in the Transactions........................................64
    Listing of AHM Investment Corp. Capital Stock...........................................65
    Transfer Agent and Registrar............................................................65
    Dividends...............................................................................65
    Existing Repurchase Authorization.......................................................65
    Material U.S. Federal Income Tax Consequences of the Transactions.......................65
    Accounting Treatment....................................................................67
    Regulatory Matters......................................................................67
    Appraisal Rights........................................................................68
    Resale of AHM Investment Corp. Common Stock.............................................68
DESCRIPTION OF THE TRANSACTION AGREEMENTS...................................................68

                                                                                          Page
THE MERGER AGREEMENT........................................................................69
    Structure of the Merger.................................................................69
    Merger Consideration....................................................................69
    Treatment of Options....................................................................71
    Timing of Closing.......................................................................71
    Exchange of Stock Certificates..........................................................71
    AHM Investment Corp. Board of Directors.................................................72
    Representations and Warranties of American Home, AHM Investment Corp. and Apex..........72
    Conduct of Business of American Home, AHM Investment Corp. and Apex Pending the
        Merger..............................................................................73
    Additional Agreements...................................................................75
    Conditions to Closing...................................................................76
    Termination of the Merger Agreement.....................................................78
    Break-Up Fees...........................................................................79
    Amendments; Waivers.....................................................................80
THE VOTING AGREEMENTS.......................................................................80
    Agreement to Vote.......................................................................80
    Restrictions on Transfer................................................................80
THE REORGANIZATION AGREEMENT................................................................81
    Structure of the Reorganization.........................................................81
    Exchange of Shares......................................................................81
    Treatment of Options....................................................................81
    Completion of the Reorganization........................................................81
    Exchange of Stock Certificates..........................................................81
    Conditions to Completion of the Reorganization..........................................82
    Termination of the Reorganization Agreement.............................................82
COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION.................................82
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION............................82
    How We Prepared the Unaudited Pro Forma Consolidated Condensed Financial
        Statements..........................................................................82
    Transaction-Related Expenses............................................................83
NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS....................87
INDEPENDENT AUDITORS' REPORT................................................................88
AMERICAN HOME MORTGAGE INVESTMENT CORP. BALANCE SHEET.......................................89
AMERICAN HOME MORTGAGE INVESTMENT CORP. NOTE TO THE BALANCE SHEET...........................90
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF AHM INVESTMENT CORP.'S STATUS AS A
    REIT....................................................................................91
    Taxation as a REIT......................................................................92
    Requirements for Qualification as a REIT................................................94
    Taxation of U.S. Holders...............................................................104
    Taxation of Tax-Exempt U.S. Holders....................................................105
    Taxation of Non-U.S. Holders...........................................................106
    Information Reporting and Backup Withholding...........................................107
    Foreign, State and Local Tax Consequences..............................................108
DESCRIPTION OF AHM INVESTMENT CORP. CAPITAL STOCK..........................................108
    Authorized Capital Stock...............................................................108
    Common Stock...........................................................................108
    Preferred Stock........................................................................108
    Dividend Rights........................................................................109
    Classification of the AHM Investment Corp. Board of Directors..........................109
    Rights Upon Liquidation................................................................109
    Restrictions on Ownership and Transfer.................................................109
    Certain Provisions Affecting Change in Control.........................................111
AMERICAN HOME'S PROPOSAL TO ADOPT APEX'S STOCK OPTION PLAN.................................111
    Description of the Proposal............................................................111
    Summary of Apex's Stock Option Plan....................................................111
    Compensation of Directors and Executive Officers of AHM Investment Corp................113

                                                                                          Page
    Securities Authorized for Issuance Under Equity Compensation Plans.....................114
COMPARISON OF STOCKHOLDER RIGHTS...........................................................115
LEGAL MATTERS..............................................................................139
EXPERTS....................................................................................139
STOCKHOLDER PROPOSALS......................................................................139
    American Home..........................................................................139
    Apex...................................................................................139
OTHER MATTERS..............................................................................140
WHERE YOU CAN FIND MORE INFORMATION........................................................140


                                     ANNEXES

Annex A        Agreement and Plan of Merger by and among American Home, AHM Investment Corp.
               (formerly called AHM New Holdco, Inc.) and Apex
Annex B        Agreement and Plan of Reorganization by and among American Home, AHM
               Investment Corp. (formerly called AHM New Holdco, Inc.) and AHM Merger Sub
Annex C        Form of American Home Voting Agreement
Annex D        Form of Apex Voting Agreement
Annex E        Amendment to Management Agreement
Annex F        Form of Charter of AHM Investment Corp.
Annex G        Form of Bylaws of AHM Investment Corp.
Annex H        Opinion of Friedman, Billings, Ramsey & Co., Inc.
Annex I        Opinion of UBS Securities LLC (formerly UBS Warburg LLC)
Annex J        Amended and Restated 1997 Stock Option Plan of Apex

          QUESTIONS AND ANSWERS ABOUT THE REORGANIZATION AND THE MERGER

Q:    What transactions are proposed?

A:    The Reorganization

      The board of directors of American Home has approved a plan to reorganize American Home's business operations to form a new holding company which would make an election to be treated as a real estate investment trust, or REIT, for U.S. federal income tax purposes commencing with its taxable year ending December 31, 2003.

      The reorganization is described in greater detail below.

      The Merger

      The board of directors of American Home and the board of directors of Apex, with the approval and recommendation of a special committee of the Apex board consisting of independent directors, has approved a merger that will combine the businesses of American Home and Apex. Immediately after the American Home reorganization described below, Apex will merge with and into AHM Investment Corp., which will be the surviving corporation and will issue its common stock to Apex stockholders in the merger. At the closing of the merger, Apex's external manager will be terminated and paid a termination fee.

      The merger is described in greater detail below.

Q:    What is the reorganization?

A: The reorganization is a proposed internal reorganization of American Home pursuant to which American Home will merge with and into AHM Merger Sub, Inc., a Delaware corporation formed for the purpose of effecting the reorganization and a wholly-owned subsidiary of AHM Investment Corp., as a result of which AHM Investment Corp. will become the new parent company and will own 100% of the capital stock of American Home. Pursuant to the reorganization, American Home stockholders will receive one share of AHM Investment Corp. common stock in exchange for each share of American Home common stock they own. American Home will remain a wholly-owned subsidiary of AHM Investment Corp. after the reorganization.

Q:    What is the merger?

A: Immediately after the American Home reorganization is effected, Apex will merge with and into AHM Investment Corp., with AHM Investment Corp. as the surviving corporation. Apex stockholders will receive, in exchange for each Apex share, a number of shares of AHM Investment Corp. common stock equal to a quotient, the numerator of which is 107.5% of Apex's net book value per share, and the denominator of which is the average of the daily volume weighted averages of the trading prices of American Home common stock for the ten trading days prior to and including the day before the closing of the merger, which we call the American Home average price. The exchange ratio is subject to certain adjustments depending on the American Home average price, as more fully described under "Description of the Transaction Agreements--The Merger Agreement--Merger Consideration" on page [ ]. These adjustments could mean that the value of the per share and aggregate consideration that will be paid to Apex stockholders in the merger could increase or decrease based on the American Home average price.

Q:    What will happen as a result of the reorganization and the merger?

A: In the reorganization, American Home will merge with and into AHM Merger Sub, Inc., a wholly-owned subsidiary of AHM Investment Corp., and, immediately following that reorganization, Apex will merge with and into AHM Investment Corp. As a result of these transactions:

      o American Home will become a wholly-owned subsidiary of AHM Investment Corp.;

      o     Apex will cease to exist as a separate corporation;

      o AHM Investment Corp. will survive the transactions contemplated by the merger agreement and own and operate the businesses of American Home and Apex;

      o AHM Investment Corp. intends to elect to be treated as a REIT and will be self-managed; and

      o American Home and Apex stockholders each will own shares of AHM Investment Corp. common stock.

Q:    When and where are the special meetings of stockholders?

A: The special meeting of American Home stockholders will take place on [ ], 2003, at 10:30 a.m., Eastern Time, at [ ] located at [ ], New York, New York [ ].

      The special meeting of Apex stockholders will take place on [ ], 2003, at [ ], Pacific Time, at the Los Angeles Marriott Downtown Hotel located at 333 South Figueroa Street, Los Angeles, California 90071.

Q: What stockholder approvals are required to complete the reorganization and the merger?

A: Completion of the reorganization and the merger is subject to the following: (i) the approval of the reorganization by the holders of a majority of the outstanding American Home shares of common stock; (ii) the approval of the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger by holders of a majority of shares of American Home common stock present or represented by proxy at the American Home stockholder meeting; and (iii) the approval of the merger and the other transactions contemplated by the merger agreement by the affirmative vote of holders of two-thirds of the outstanding shares of Apex common stock. American Home, as the sole stockholder of AHM Investment Corp., has approved the merger and the other transactions contemplated by the merger agreement, other than the share issuance. As a result, American Home stockholders will not be required to approve the merger. If the American Home stockholders approve the share issuance, American Home, as the sole stockholder of AHM Investment Corp., will execute a written consent approving the share issuance prior to completion of the transactions.

      As of the American Home record date, American Home directors and officers held and were entitled to vote shares of American Home common stock representing approximately [ ]% of the outstanding voting power of American Home. Each of the members of the American Home board of directors, collectively owning approximately [ ]% of the outstanding shares of American Home common stock as of the date of this joint proxy statement/prospectus, have agreed to hold and vote all of their American Home shares in favor the reorganization, the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger and adoption of Apex's stock option plan, except that one American Home director has retained the right to sell or dispose of up to 10% of his American Home shares (i.e., up to 47,377 shares) prior to the American Home stockholder meeting. Accordingly, if all of the parties to these voting agreements vote in favor of the reorganization and share issuance proposals and the adoption of Apex's stock option plan, the vote of approximately [ ] additional shares of American Home common stock (or [ ]% of the shares of American Home common stock outstanding as of [ ], 2003 and entitled to vote) will be required to approve the reorganization, share issuance and stock option adoption proposals, assuming 100% of the outstanding shares of American Home common stock are represented at the American Home stockholder meeting.

      As of the Apex record date, Apex directors and officers held and were entitled to vote shares of Apex common stock representing approximately
      [ ]% of the outstanding voting power of Apex. Each of Apex's executive officers, the members of the Apex board of directors and TCW Capital Investment Corporation, collectively owning approximately 1.6% of the outstanding shares of Apex common stock as of the date of this joint proxy statement/prospectus, have agreed to hold and vote all of their Apex shares in favor of the approval of the merger and the other transactions contemplated by the merger agreement. Accordingly, if all of the parties to these voting agreements vote in favor of the merger proposal, the vote of approximately 19,460,000 additional shares of Apex common stock (or 65.2% of the shares of Apex common stock outstanding as of [ ], 2003 and entitled to vote) will be required to approve the merger proposal.

Q: Do the boards of directors of American Home and Apex and the Apex special committee recommend approval of the reorganization and the merger?

A: Yes. The board of directors of American Home unanimously approved the reorganization, the merger agreement and the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger. The special committee of independent directors of Apex approved and recommended the merger and the other transactions contemplated by the merger agreement to the full board of directors of Apex. Upon the approval and recommendation of the special committee, the board of directors of Apex unanimously declared the merger advisable, adopted and approved the merger agreement and approved the merger and the other transactions contemplated by the merger agreement.

      The board of directors of American Home unanimously recommends that American Home stockholders vote:

      o "FOR" the approval of the reorganization and the exchange of shares of American Home common stock for shares of AHM Investment Corp. common stock;

      o "FOR" the approval of the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in connection with the merger with Apex; and

      o     "FOR" the approval of adoption of Apex's stock option plan.

      The board of directors of Apex, with the approval and recommendation of the special committee of independent directors of Apex, unanimously recommends that Apex stockholders vote:

      o "FOR" the approval of the merger and the other transactions contemplated by the merger agreement.

Q:    Why was the Apex special committee of the board of directors formed?

A: The board of directors of Apex formed a special committee to evaluate the interests of Apex stockholders in light of potential conflicts of interest in the evaluation and negotiation of the merger agreement and the transactions contemplated by the merger agreement which might arise as a result of interests that the directors of Apex affiliated with TCW Investment Management Company, Apex's manager, or "TCW Management," may have in the merger, including those pertaining to the payment to TCW Management by Apex of a termination fee under the management agreement. For more information about the fee payable to TCW Management arising under the management agreement as a result of the merger, see "Description of the Transaction Agreements--The Merger Agreement--Additional Agreements--Amendment to TCW Management Agreement" on page [ ].

Q:    Why are American Home and Apex going to combine?

A: American Home and Apex believe that the combination of their businesses will provide important strategic and financial benefits to American Home and Apex and their respective stockholders.

      From American Home's point of view, these benefits include:

      o     more diversified sources of income;

      o earning an attractive projected yield from holding self-originated mortgage-backed securities;

      o creation of higher yielding/lower risk mortgage-backed securities than mortgage-backed securities purchased in the capital markets, through American Home's existing mortgage origination capability, thus enhancing the results obtainable by AHM Investment Corp.;

      o     increased capital base;

      o     new business flexibility and earnings stability; and

      o the ability to pay significant cash dividends to stockholders in a tax-efficient manner as a result of AHM Investment Corp.'s anticipated REIT status.

      From Apex's point of view, these benefits include:

      o     premium to Apex's net book value per share;

      o anticipated tax free treatment to Apex stockholders for U.S. federal income tax purposes (except with respect to any cash received by Apex stockholders instead of fractional shares of AHM Investment Corp. common stock) as a result of the merger being structured as a tax-free reorganization for U.S. federal income tax purposes;

      o combination of business of holding mortgage-backed securities with mortgage origination and mortgage servicing businesses potentially enhances returns and may lower the risks of holding mortgage-backed securities;

      o new business flexibility and the possibility of more stable earnings;

      o the possibility of greater protection for dividends and earnings through diversification;

      o other possible cost synergies, including elimination of the management fee plus incentive fees payable annually to TCW Management under the management agreement; and

      o     improved prospects for growth.

      To review the reasons for the reorganization and the merger in greater detail, see "The Transactions--American Home Reasons for the Transactions" and "The Transactions--Apex Reasons for the Transactions" on pages [ ] and [ ].

Q: What are the principal risks relating to the reorganization, the merger and AHM Investment Corp.?

A: There are a number of risks relating to the reorganization, the merger and AHM Investment Corp., including the following:

      o Changes in interest rates could harm AHM Investment Corp.'s operating results and ability to pay expected dividends.

      o Changes in interest rates may cause declines in the market value of AHM Investment Corp.'s mortgage-backed securities, the results of its mortgage origination business and/or the results of its mortgage servicing business.

      o If AHM Investment Corp. does not achieve the projected benefits of the transactions, the market price of AHM Investment Corp.'s common stock could decline.

      o Failure to qualify as a REIT would subject AHM Investment Corp. to U.S. federal income tax, which would reduce AHM Investment Corp.'s earnings.

      o Fluctuations in the stock market could harm AHM Investment Corp.'s stock price and the value of its mortgage-backed securities.

      For more information regarding risks associated with the reorganization, the merger and AHM Investment Corp., see "Risk Factors" on page [ ].

Q:    What will American Home stockholders receive in the reorganization?

A:    Shares of AHM Investment Corp. Common Stock

      As part of the reorganization, each American Home stockholder will receive one share of AHM Investment Corp. common stock for each share of American Home common stock that the stockholder owns.

      Regular Quarterly Dividends

      If the reorganization, the share issuance and the merger are approved by the American Home and Apex stockholders, as applicable, and assuming the merger with Apex is completed by the end of the third quarter of 2003, AHM Investment Corp. expects to commence payment of a regular quarterly dividend in the amount of $0.55 per share of AHM Investment Corp. common stock for the fourth quarter of 2003, to be paid in January of 2004, although the actual frequency and amount of any dividends will be as determined and declared by AHM Investment Corp.'s board of directors and will depend upon, among other factors, its financial condition, earnings and the timing of the closing of the merger with Apex.

      If American Home stockholders dispose of their shares of AHM Investment Corp. common stock before the American Home record date for the fourth quarter dividend, they will not receive that dividend or any other regular quarterly dividend.

Q:    What will Apex stockholders receive in the merger?

      In the merger, if the average of the daily volume-weighted averages of the trading prices of American Home common stock for the ten trading days prior to the closing, referred to as the "American Home average price," is

      o     less than or equal to $21.86164, and

      o     greater than or equal to $17.00350,

      then Apex stockholders will receive a number of shares of AHM Investment Corp. common stock in exchange for each share of Apex common stock equal to a quotient, the numerator of which is 107.5% of the net book value per share of Apex and the denominator of which is the American Home average price. The net book value per share of Apex will be determined on the trading day before the closing of the merger by valuing the marked-to-market assets and the marked-to-market liabilities (including the costs associated with the transactions, which include the termination fee that Apex is obligated to pay TCW Management under the management agreement) of Apex in accordance with the valuation methodology set forth in the merger agreement, which is annexed to this joint proxy statement/prospectus as Annex A. For a description of the valuation methodology, see "Description of the Transaction Agreements--The Merger Agreement--Merger Consideration" on page [ ].

      Regular Quarterly Dividends

      If the reorganization, share issuance and merger are approved by the American Home and Apex stockholders, as applicable, and assuming the merger is completed by the end of the third quarter of 2003, AHM Investment Corp. expects to commence payment of a regular quarterly dividend in the amount of $0.55 per share of AHM Investment Corp. common stock for the fourth quarter of 2003, to be paid in January of 2004, although the actual amount of any dividends will be as determined and declared by AHM Investment Corp.'s board of directors and will depend upon, among other factors, its financial condition, earnings and the timing of the closing of the merger with Apex.

      If Apex stockholders dispose of their shares of AHM Investment Corp. common stock before the record date for fourth quarter dividend, they will not receive that dividend or any other regular quarterly dividend.

Q: What if the American Home average price is less than $17.00350 or greater than $21.86164?

A: In the event the American Home average price is less than $17.00350 or greater than $21.86164, Apex stockholders will receive a fixed number of shares of AHM Investment Corp. common stock for each share of Apex common stock equal to the following exchange ratio:

      o if the American Home average price is less than $17.00350, the exchange ratio will equal a quotient, the numerator of which is 107.5% of the net book value per share of Apex, and the denominator of which is $17.00350; or

      o if the American Home average price is greater than $21.86164, the exchange ratio will equal a quotient, the numerator of which is 107.5% of the net book value per share of Apex, and the denominator of which is $21.86164.

Q: What if the American Home average price is less than $14.57443 or greater than $24.29071?

A: If the American Home average price is less than $14.57443, then Apex may elect to terminate the merger agreement within the one business day period after the determination of the American Home average price, subject to American Home's right to avoid such termination, within one business day after its receipt of a termination notice from Apex, by adjusting the number of shares of AHM Investment Corp. common stock to be received by Apex stockholders for each share of Apex common stock to equal a quotient, the numerator of which is 92.143% of the net book value per share of Apex, and the denominator of which is the American Home average price.

      Similarly, if the American Home average price is greater than $24.29071, then American Home may elect to terminate the merger agreement within the one business day period after the determination of the American Home average price, subject to Apex's right to avoid such termination, within one business day after its receipt of a termination notice from American Home, by adjusting the number of shares of AHM Investment Corp. common stock to be received by Apex stockholders for each share of Apex common stock to equal a quotient, the numerator of which is 119.444% of the net book value per share of Apex, and the denominator of which is the American Home average price.

      Based on the closing price per share of American Home common stock on [ ], 2003, the last trading day before the date of this joint proxy statement/prospectus, the price per share of American Home common stock is $[ ] per share. You are encouraged to obtain current market quotations for shares of American Home common stock. For a discussion of the exchange ratio adjustments, see "Description of the Transaction Agreements--The Merger Agreement--Merger Consideration" on page [ ].

Q: What economic interests and voting power of AHM Investment Corp. will the American Home stockholders and Apex stockholders hold after the transactions?

A: Based on the book value per share of Apex as of [ ], 2003 and the current stock price of American Home, American Home stockholders will hold approximately [ ]% of the economic interest and voting power of AHM Investment Corp., and the former Apex stockholders will hold approximately [ ]% of the economic interest and voting power of AHM Investment Corp.

Q:    When will the transactions be completed?

A: We are working diligently to complete the transactions as soon as reasonably practicable. However, we will not complete the transactions unless certain important conditions are satisfied. These conditions include, among others,

      o the receipt of the requisite American Home stockholder approvals of the reorganization proposal and the share issuance proposal;

      o the receipt of the requisite Apex stockholder approval of the merger and the other transactions contemplated by the merger agreement; and

      o     the receipt of important regulatory approvals of the merger.

      Assuming that all of the conditions are satisfied within the time frame we currently anticipate, we expect to complete the transactions during the fourth quarter of 2003.

Q:    What regulatory approval is required in connection with the merger?

A: American Home must obtain consent to the reorganization from the Federal National Mortgage Association, or "Fannie Mae," the Federal Home Loan Mortgage Corporation, or "Freddie Mac," the Governmental National Mortgage Association, or "Ginnie Mae," and various state mortgage lending regulators.

      American Home and Apex have determined that neither of them is required to file pre-merger notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, because of the availability of applicable exemptions.

Q:    What will be the name of the combined company after the transactions?

A: The name of the new public company will be American Home Mortgage Investment Corp.

Q:    Who will govern AHM Investment Corp. after the transactions are completed?

A: The directors and officers of AHM Investment Corp. will be the directors and officers of American Home immediately prior to the merger. These individuals are described in "Directors and Executive Officers of AHM Investment Corp." on page [ ].

Q:    Where will my AHM Investment Corp. common stock be traded?

A: AHM Investment Corp. will apply to list the new shares of AHM Investment Corp. common stock on the New York Stock Exchange or the Nasdaq National Market. We expect that the AHM Investment Corp. common stock will trade under the symbol "[ ]" (if NYSE) or "[ ]" (if NASDAQ).

Q: Will I continue to receive dividends on my American Home or Apex shares before the transactions?

A: Pursuant to the merger agreement, Apex is permitted to pay regular quarterly cash dividends reasonably estimated to be no more than the minimum required for Apex to maintain its REIT status. On June 19, 2003, Apex declared a quarterly dividend of $0.17 per share of Apex common stock payable on July 31, 2003 to Apex stockholders of record as of June 30, 2003. If required in order to maintain its status as a REIT, Apex will pay a final dividend for the taxable year ending on the date the merger becomes effective.

      Pursuant to the merger agreement, American Home is prohibited from declaring or paying any dividends or distributions prior to the completion of the merger that are inconsistent with past practice.

Q:    Will I receive dividends on my AHM Investment Corp. shares?

A: In order to qualify as a real estate investment trust, or "REIT," for U.S. federal income tax purposes, AHM Investment Corp. must distribute to its stockholders annually at least 90% of its REIT taxable income, excluding the retained earnings of its taxable REIT subsidiaries. The frequency and amounts of any dividend payments by AHM Investment Corp., however, will be subject to approval and declaration by the AHM Investment Corp. board of directors, and will depend on a variety of factors, including business, financial and regulatory considerations.

Q: What are the U.S. federal income tax consequences of the reorganization and the merger?

A: We have structured the transactions such that it is anticipated that the internal reorganization of American Home (whereby American Home merges with and into AHM Merger Sub, Inc.) and the merger of Apex with and into AHM Investment Corp. each will qualify as a tax-free reorganization for U.S. federal income tax purposes. Neither American Home nor Apex will be obligated to complete the merger unless they receive legal opinions from their respective counsel to the effect that the merger of Apex with and into AHM Investment Corp. qualifies as a tax-free reorganization for U.S. federal income tax purposes. In addition, in connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Cadwalader, Wickersham & Taft LLP and O'Melveny & Myers LLP have delivered to American Home and Apex, respectively, their legal opinions, dated the date of this joint proxy statement/prospectus, that the merger of Apex with and into AHM Investment Corp. will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. American Home stockholders and Apex stockholders generally will not recognize gain or loss for U.S. federal income tax purposes in the transactions (except with respect to any cash received by Apex stockholders instead of fractional shares of AHM Investment Corp. common stock) as a result of the transactions being structured as tax-free reorganizations for U.S. federal income tax purposes. See "The Transactions--Material U.S. Federal Income Tax Consequences of the Transactions" on page [ ].

      Tax matters are complicated, and the tax consequences to you of the transactions will depend upon the facts of your particular situation. The tax consequences to stockholders subject to special treatment under the Internal Revenue Code also may vary from those described above. In addition, you may be subject to state, local or foreign tax laws that are not discussed in this joint proxy statement/prospectus. Accordingly, we strongly urge you to consult your own tax advisor for a full understanding of the tax consequences to you of the transactions.

Q: How will the taxation of AHM Investment Corp. differ from the taxation of American Home and Apex?

A: Like Apex, but unlike American Home, AHM Investment Corp. is expected to qualify as a REIT for U.S. federal income tax purposes from and after the closing of the merger. So long as it qualifies for taxation as a REIT, AHM Investment Corp. generally will not be subject to U.S. federal income tax on the income that it distributes currently to stockholders. It is anticipated that American Home and its existing subsidiaries will become taxable REIT subsidiaries of AHM Investment Corp., and their activities will continue to be fully subject to U.S. federal income tax. Since Apex is currently taxed as a REIT, it is anticipated that AHM Investment Corp. will be taxed as a REIT.

Q:    Which stockholders are entitled to vote on the transactions?

A: Stockholders of record of American Home on [ ], 2003, are entitled vote in person or by proxy at the American Home special meeting. Stockholders of record of Apex on [ ], 2003, are entitled to vote in person or by proxy at the Apex special meeting.

Q: If I would like to vote on the approval of the transactions, what do I need to do now?

A: After carefully reading and considering the information contained in this joint proxy statement/prospectus, please complete and sign your proxy card and return it in the enclosed postage-paid envelope as soon as possible so that your shares may be represented at your special meeting [or vote your proxy by telephone or the Internet] in accordance with the instructions on your proxy card. If you sign, date and send your proxy card and do not indicate how you want to vote, your proxy will be voted, in the case of American Home stockholders, for the approval of the reorganization proposal and the share issuance proposal, and, in the case of Apex stockholders, for the approval of the merger proposal.

Q:    What will happen if I abstain from voting?

A: An abstention will have the same effect as a vote against the transactions.

Q:    Can I attend the special meeting and vote my shares in person?

A: Yes. All stockholders of American Home as of the record date are invited to attend American Home's special meeting. All stockholders of Apex as of the record date are invited to attend Apex's special meeting.

      If your shares are held by a broker, bank or other nominee, then you are not the stockholder of record and you must bring to the special meeting appropriate documentation from your broker, bank or other nominee confirming your beneficial ownership of the shares in order to attend and vote at the special meeting.

Q: If my broker holds my shares in "street name," will my broker vote my shares for me?

A: Your broker will provide you with directions on voting your shares, and you should instruct your broker to vote your shares according to those directions. If you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them on the proposals. Stockholders are urged to utilize telephone or Internet voting if their broker has provided them with the opportunity to do so. See your voting instruction form for instructions. If you do not give voting instructions to your broker, your votes will not be counted as voting for the reorganization or the merger, as applicable, unless you appear and vote in person at your special meeting. If your broker holds your shares and you attend the special meeting, please bring a letter from your broker identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Q:    What do I do if I want to change my vote?

A: If you want to change your vote, you should send a later-dated, signed proxy card to your company's Corporate Secretary prior to the date of your special meeting or attend your company's special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to your company's Corporate Secretary at the address indicated under "Summary--The Companies" on page [ ]. If you have instructed a broker to vote your shares, you must follow directions from your broker to change those instructions.

Q:    Do I have appraisal rights?

A: American Home stockholders will not have appraisal rights under Delaware law as a result of the reorganization or the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger.

      Apex stockholders will not have appraisal rights under Maryland law as a result of the merger or approval of the merger and the transactions contemplated by the merger agreement.

Q:    What do I need to do now?

A: You should carefully read and consider the information contained in this joint proxy statement/prospectus, including its annexes. It contains important information about what the board of directors of each of American Home and Apex (and the special committee of the board of directors of Apex) considered in evaluating the reorganization, the merger and the other transactions contemplated by the merger agreement.

      You should then complete and sign your proxy card and return it in the enclosed envelope as soon as possible so that your shares will be represented at the special meeting [or vote your proxy by telephone or the Internet] in accordance with the instructions on your proxy card.

      You should NOT send in your certificates or other documents relating to your American Home or Apex shares at this time. Shortly after the transactions are completed, we will send you written instructions for exchanging your American Home or Apex shares for shares of AHM Investment Corp. common stock.

Q:    Who can help answer any other questions I may have?

A: If you are an American Home stockholder and have any other questions about the transactions or need assistance voting your shares, or if you need additional copies of this joint proxy statement/prospectus or the enclosed proxy card, please contact American Home's proxy solicitor, [ ], by calling its toll free number: (800) [ ]. You may also contact American Home directly at:

      American Home Mortgage Holdings, Inc.
      520 Broadhollow Road
      Melville, New York  11747
      (877) 281-5500
      Attention:  Corporate Secretary

      If you are an Apex stockholder and have any other questions about the transactions or need assistance voting your shares, or if you need additional copies of this joint proxy statement/prospectus or the enclosed proxy card, please contact Apex's proxy solicitor, Georgeson Shareholder Communications, Inc., by calling its toll free number: (800) [ ].

Q:    Where can I find more information about the companies?

A: You can find more information about American Home and Apex from various sources described under "Where You Can Find More Information" on page [ ].

--------------------------------------------------------------------------------


                                     SUMMARY

    This summary highlights selected information from this joint proxy statement/prospectus and may not contain all of the information that is important to you. To understand the transactions fully and for a more complete description of the legal terms of the transactions, you should read carefully this entire document, including the annexes, and the other documents to which we have referred you. For information on how to obtain the documents that we have filed with the Securities and Exchange Commission, see "References to Additional Information" on the inside front cover of this joint proxy statement/prospectus and "Where You Can Find More Information" on page [ ]. For a discussion of the risk factors that you should consider in evaluating the transactions, see "Risk Factors" on page [ ].

    Throughout this joint proxy statement/prospectus, when we use the term "AHM Investment Corp.," we are referring to American Home Mortgage Investment Corp. (formerly called AHM New Holdco, Inc.), a newly formed company that is currently a wholly-owned subsidiary of American Home, and which, upon completion of the transactions, will be the surviving company and own and operate the businesses of American Home and Apex.

    Additionally, when we use the term "American Home," we are referring to American Home Mortgage Holdings, Inc. and when we use the term "Apex," we are referring to Apex Mortgage Capital, Inc. When we use the term "AHM Merger Sub," we are referring AHM Merger Sub, Inc., a newly formed company that is currently a wholly-owned subsidiary of AHM Investment Corp., and which, as part of the reorganization described below, will be merged with American Home.

    Unless the context requires otherwise, when we use the term "reorganization," we are referring to the reorganization pursuant to which American Home will merge with and into AHM Merger Sub, with American Home as the surviving corporation. As a result of the reorganization, AHM Investment Corp. will become the parent company of American Home. Unless the context requires otherwise, when we use the term "merger," we are referring to the merger of Apex with and into AHM Investment Corp., with AHM Investment Corp. as the surviving corporation. When we use the term "transactions," we are referring to the reorganization and the merger, collectively.

                                  The Companies

American Home Mortgage Holdings, Inc.
520 Broadhollow Road
Melville, New York  11747
(877) 281-5500

    American Home is a Delaware corporation headquartered in Melville, New York. American Home currently operates as a mortgage banking company primarily engaged in the business of originating, selling and servicing residential mortgage loans through its subsidiaries. American Home operates its business through its 211 loan offices located across the United States and through mortgage brokers, and over the Internet. During 2002, American Home originated approximately 12.20 billion of residential mortgage loans. As of March 31, 2003, American Home serviced 74,925 loans with a principal balance of $7.92 billion. On March 31, 2003, American Home had, on a consolidated basis, total assets of approximately $1.32 billion, mortgage loans of approximately $1.01 billion and stockholders' equity of approximately $180 million. For additional information about American Home and its business, see "Where You Can Find More Information" on page [ ] and "Business of AHM Investment Corp." on page [ ].

Apex Mortgage Capital, Inc.
865 South Figueroa Street, Suite 1800
Los Angeles, California  90017
(213) 244-0440

    Apex is a Maryland corporation headquartered in Los Angeles, California. Apex is a financial services company that primarily acquires U.S. agency and other highly-rated, single-family, real estate adjustable-rate


                                      -1-


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


mortgage, or "ARM," and fixed-rate mortgage related assets. Apex uses its equity capital and borrowed funds to generate income based on the difference between the yield on its mortgage-related assets and the cost of its borrowings. Apex has elected to be taxed as a real estate investment trust, or "REIT," under the Internal Revenue Code of 1986, as amended. As long as Apex retains its REIT status, it generally will not be subject to U.S. federal taxes on its income to the extent that it distributes 90% of its net income to its stockholders. The day-to-day operations of Apex are managed by an external management company, TCW Management, a wholly-owned subsidiary of The TCW Group, Inc., subject to the direction and oversight of the Apex's board of directors. Upon completion of the merger, the management agreement between Apex and TCW Management will be terminated. For additional information about the termination of the management agreement as a result of the merger, see "Description of the Transaction Agreements--The Merger Agreement--Additional Agreements--Amendment to TCW Management Agreement" on page [ ].

    As of March 31, 2003, Apex had total assets of $2.45 billion, total liabilities of $2.26 billion and stockholders' equity of $195 million. As of that date, approximately 99.87% of Apex's fixed income securities consisted either of mortgage-backed securities guaranteed by an agency of the U.S. government, such as the Government National Mortgage Association, or "Ginnie Mae," the Federal National Mortgage Association, or "Fannie Mae," and the Federal Home Loan Mortgage Corp., or "Freddie Mac," or other mortgage-related securities rated AAA by one or more nationally recognized rating agencies. For additional information about Apex and its business, see "Where You Can Find More Information" on page [ ] and "Business of AHM Investment Corp." on page [ ].

American Home Mortgage Investment Corp.
520 Broadhollow Road
Melville, New York  11747
(877) 281-5500

    American Home formed AHM Investment Corp. (formerly called AHM New Holdco, Inc.), a Maryland corporation and currently a direct, wholly-owned subsidiary of American Home, on July 11, 2003. To date, AHM Investment Corp. has not conducted any activities other than those incident to its formation, the execution of the merger agreement and the preparation of this joint proxy statement/prospectus. Upon completion of the reorganization, American Home will be merged into AHM Merger Sub with American Home as the surviving corporation, making American Home a wholly-owned subsidiary of AHM Investment Corp. Immediately following the reorganization, Apex will be merged with and into AHM Investment Corp., with AHM Investment Corp. surviving the merger. The business of AHM Investment Corp. will be the businesses currently conducted by American Home and Apex. The directors and officers of AHM Investment Corp. will be the directors and officers of American Home immediately prior to the merger. American Home and Apex anticipate that, following completion of the transactions, AHM Investment Corp. will qualify as a REIT for U.S. federal income tax purposes. AHM Investment Corp.'s REIT-eligible assets and activities (such as Apex's business) will be held and performed at the parent level or in qualified REIT subsidiaries, while its assets and activities that are not REIT-eligible, such as the mortgage origination and servicing businesses conducted by American Home and its subsidiaries, American Home Mortgage Corp. and Columbia National, Incorporated, will be held and performed in taxable REIT subsidiaries. AHM Investment Corp. will be a self-managed REIT, as compared to Apex, which is externally managed by TCW Management pursuant to a management agreement. For additional information about AHM Investment Corp. and its business strategy after completion of the transactions, see "Business of AHM Investment Corp." on page [ ].

                                The Transactions

    The merger agreement is attached as Annex A to this joint proxy statement/prospectus. We encourage you to read carefully the merger agreement in its entirety.

What You Will Receive in the Transactions

    American Home Stockholders. In the reorganization, each share of American Home common stock will be converted into the right to receive one share of AHM Investment Corp. common stock.

    Apex Stockholders. In the merger, each share of Apex common stock will be converted into a number of shares of AHM Investment Corp. common stock equal to 107.5% of Apex's net book value per share divided by the


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average of the daily volume-weighted averages of the trading prices of American
Home common stock for the ten trading days prior to and including the day before the closing of the merger, or the "American Home average price," subject to certain adjustments, as more fully described below.

    For additional information about the transactions, see "The Transactions" on page [ ] and "Risk Factors--Risks Related to the Transactions--The value of the shares of AHM Investment Corp. common stock that you receive upon the completion of the transactions may be less than the value of your shares of American Home common stock or Apex common stock as of the date of the merger agreement or on the date of the special meetings" on page [ ].

Structure of the Transactions

    In order to help you better understand the reorganization and the merger and how each will affect American Home, Apex and AHM Investment Corp., the charts below illustrate, in simplified form, the following:

o Before: the organizational structures of American Home, Apex, AHM Investment Corp. and American Home's current operating subsidiaries, before the reorganization and the merger;

o Reorganization: the steps involved in and the effects of the merger of American Home with AHM Merger Sub and the exchange of shares of American Home common stock for shares of AHM Investment Corp. common stock;

o Merger: the steps involved in and the effects of the merger of Apex with and into AHM Investment Corp. and the exchange of shares of Apex common stock for shares of AHM Investment Corp. common stock; and

o After: the organizational structure of AHM Investment Corp., and American Home (excluding the operating subsidiaries) immediately after the completion of the transactions.

                                [GRAPHIC OMITTED]


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                                [GRAPHIC OMITTED]


    Transaction Steps

1 American Home merges with and into AHM Merger Sub, with American Home surviving the merger and becoming a wholly-owned subsidiary of AHM Investment Corp.

2 American Home stockholders receive one share of AHM Investment Corp. common stock for each share of American Home common stock they own.


                                [GRAPHIC OMITTED]


    Transaction Steps

3 Apex merges with and into AHM Investment Corp., with AHM Investment Corp. surviving the merger. Apex terminates TCW Management and pays it a termination fee under the management agreement.

4 Apex stockholders receive a number of shares of AHM Investment Corp. common stock equal to 107.5% of Apex's net book value per share divided by the American Home average price, subject to certain adjustments, for each share of Apex common stock they own.



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                                [GRAPHIC OMITTED]


Recommendations of the Boards of Directors and Apex's Special Committee

    American Home (page [ ]). At its meeting on July 12, 2003, the American Home board of directors, after due consideration, unanimously:

      o determined that the merger agreement, the merger, the reorganization, the share issuance and the other transactions contemplated by the merger agreement are advisable and fair to, and in the best interests of, American Home and its stockholders;

      o adopted and approved the merger agreement and approved the merger, the reorganization, the share issuance and the other transactions contemplated by the merger agreement;

      o directed that the reorganization, the share issuance and adoption of Apex's stock option plan be submitted to a vote at a special meeting of American Home stockholders; and

      o recommended that the American Home stockholders approve the reorganization, the share issuance and adoption of Apex's stock option plan.

    In reaching its conclusions, the American Home board of directors considered a number of positive and negative factors, including the following:

      Positive Factors:

      o the expectation that the greater diversity of business as a result of the transactions would help stabilize American Home's earnings stream; and

      o the attractive yield from holding self-originated mortgage-backed securities;

      o the expectation that the combination of a business holding mortgage-backed securities with a mortgage origination and mortgage servicing businesses will enhance returns and lower the risk of holding mortgage-based securities;

      o the expectation that the transactions would be accretive to American Home earnings and book value;

      o the expectation that the transactions would add approximately $186 million of new capital to American Home, which is expected to help create new business flexibility and earnings stability;

      o the ability to distribute dividends to American Home stockholders in a tax-efficient manner as permitted by the rules and regulations governing taxation of REITs.



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      Negative Factors:

      o uncertainty regarding how the transactions would affect trading in American Home common stock before the completion of the transactions, as a result of arbitrage activity, and how AHM Investment Corp. common stock would trade after the completion of the transactions;

      o the fact that if the exchange ratio becomes fixed outside of the pricing collar set forth in the merger agreement, an increase in the average of the daily volume weighted averages of the trading prices of American Home common stock for the 10-trading-day period before closing above $21.86164 will increase the value of the per share and aggregate consideration that will be paid by AHM Investment Corp. to Apex's stockholders;

      o the break-up fee of $12 million (plus expenses) payable by American Home to Apex if the merger agreement is terminated under certain circumstances.

    See "The Transactions--American Home Reasons for the Transactions" on page [ ].

    Apex (page [ ]). At its meeting on July 12, 2003, the Apex board of directors, upon the unanimous approval and recommendation of the special committee of the Apex board of directors, after due consideration, unanimously:

      o determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable to Apex and its stockholders;

      o adopted and approved the merger agreement and approved the merger and the other transactions contemplated by the merger agreement;

      o directed that the merger agreement and the transactions contemplated by the merger agreement be submitted to a vote at a special meeting of Apex stockholders; and

      o recommended that Apex stockholders approve the merger and the other transactions contemplated by the merger agreement.

    In reaching their conclusions, the Apex special committee and Apex board of directors considered a number of positive and negative factors, including the following:

      Positive Factors:

      o the fact that the exchange ratio, subject to certain adjustments, represented a premium of 7.5% over Apex's net book value;

      o the expectation that the combined businesses of Apex and American Home would have more potential to grow revenue and income, without additional outside sources of financing, than Apex on a stand-alone basis;

      o the expectation that by merging with American Home, Apex would become a self-managed REIT and would potentially realize certain cost synergies, including elimination of the management fee and incentive fees payable annually to TCW Management under the management agreement; and

      o the fact that Apex's special committee and TCW Management agreed to reduce the amount of the termination fee that Apex is obligated to pay to TCW Management under the management agreement when the management agreement is terminated upon completion of the merger.

      Negative Factors:

      o the fact that if the exchange ratio becomes fixed outside of the pricing collar set forth in the merger agreement, a decrease in the American Home average price before closing below $17.00350 will reduce the value of the per share and aggregate consideration that will be received by the Apex stockholders;



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      o     the fact that the price of American Home's stock at the time the parties signed the merger agreement was at or about its 52-week high;

      o the possibility that the transactions would not be accretive to American Home's earnings and book value; and

      o the break-up fee of $12 million (plus expenses) payable by Apex to American Home if the merger agreement is terminated under certain circumstances, which break-up fee may discourage some proposals to acquire Apex by another third party because of the increased price that the acquiror would have to pay.

    See "The Transactions--Apex Reasons for the Transactions" on page [  ].

To review the background of and reasons for the transactions in greater detail, see pages [ ] through [ ].

Fairness Opinions of Financial Advisors

    American Home (page [ ]). Friedman, Billings, Ramsey & Co., Inc., or "Friedman Billings," delivered its opinion to the American Home board of directors that, as of July 12, 2003, and based upon and subject to the factors and assumptions set forth in the opinion letter, the consideration to be paid to holders of Apex common stock pursuant to the merger agreement is fair, from a financial point of view, to the holders of American Home common stock.

    The full text of the written opinion of Friedman Billings, dated July 12, 2003, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex H to this joint proxy statement/prospectus. American Home stockholders should read the opinion in its entirety. Friedman Billings provided its opinion for the information and assistance of the American Home board of directors in connection with its consideration of the transactions contemplated by the merger agreement. The Friedman Billings opinion is not a recommendation as to how any holder of American Home common stock should vote with respect to the transactions. One of the board members of American Home is a managing director of Friedman Billings and participated in the preparation of the opinion.

    Apex (page [ ]). In deciding to approve the merger and the other transactions contemplated by the merger agreement, the Apex board of directors and the special committee of Apex's board of directors considered the opinion of UBS Securities LLC (formerly UBS Warburg LLC), or "UBS." UBS delivered the opinion to the Apex special committee and the Apex board of directors on July 12, 2003, and subsequently confirmed in writing, that, as of the date of the opinion and based upon and subject to the factors and assumptions set forth therein, the exchange ratio to be offered in the merger is fair from a financial point of view to the holders of Apex common stock.

    The full text of the written opinion of UBS, dated July 12, 2003, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex I to this joint proxy statement/prospectus. Apex stockholders should read the opinion in its entirety. UBS provided its opinion for the information and assistance of the Apex special committee and the Apex board of directors in connection with their consideration of the merger and the other transactions contemplated by the merger agreement. The UBS opinion is not a recommendation as to how any holder of Apex common stock should vote with respect to the merger and the other transactions contemplated by the merger agreement.

Interests of Certain Persons in the Transactions (page [  ])

    American Home stockholders and Apex stockholders should note that some directors and officers of American Home and Apex may have interests in the transactions that may be different from, or in addition to, the interests of other American Home stockholders and Apex stockholders, respectively. These interests include, among others:

      o interests in a termination fee payable upon completion of the merger to Apex's manager, TCW Management, that each of Apex's executive officers and some of Apex's directors will have in their capacities as employees or officers of TCW Management or its affiliate, The TCW Group, Inc.;



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      o     that one of the members of the board of directors of American Home is also a managing director of Friedman Billings, who will receive substantial compensation if the transactions are completed; and

      o that each option to purchase Apex common stock issued and outstanding under Apex's stock option plan will become fully vested and exercisable as of the date that the merger is approved by Apex's stockholders, if such approval is obtained.

For more information about these interests, see "The Transactions--Interests of Certain Persons in the Transactions" on page [ ].

Regulatory Matters

    Prior to completion of the transactions, Fannie Mae, Freddie Mac, Ginnie Mae, and various state mortgage lending regulators must consent to the reorganization. American Home and Apex have determined that neither of them is required to file pre-merger notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, because of the availability of applicable exemptions.

    See "The Transactions--Regulatory Matters" on page [   ].

Appraisal Rights

    American Home stockholders are not entitled to appraisal rights under Delaware law in connection with the reorganization or the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger. Apex stockholders are not entitled to appraisal rights under Maryland law in connection with the merger.

    See "The Transactions--Appraisal Rights" on page [   ].

Material U.S. Federal Income Tax Consequences

    We have structured the transactions such that it is anticipated that the reorganization merging American Home with and into AHM Merger Sub, and the merger of Apex with and into AHM Investment Corp., each will be a reorganization for U.S. federal income tax purposes. American Home and Apex will not be obligated to complete the merger unless they receive legal opinions to the effect that the merger of Apex with and into AHM Investment Corp. qualifies as a reorganization for U.S. federal income tax purposes. In addition, in connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Cadwalader, Wickersham & Taft LLP and O'Melveny & Myers LLP have delivered to American Home and Apex, respectively, their legal opinions, dated the date of this joint proxy statement/prospectus, that the merger of Apex with and into AHM Investment Corp. will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. American Home stockholders and Apex stockholders generally will not recognize gain or loss for U.S. federal income tax purposes in the transactions (except with respect to any cash received by Apex stockholders instead of fractional shares of AHM Investment Corp. common stock) as a result of the transactions being structured as tax-free reorganizations for U.S. federal income tax purposes. See "The Transactions--Material U.S. Federal Income Tax Consequences of the Transactions" on page [ ].

    Tax matters are complicated, and the tax consequences to you of the transactions will depend upon the facts of your particular situation. The tax consequences to stockholders subject to special treatment under the Internal Revenue Code also may vary from those described above. In addition, you may be subject to state, local or foreign tax laws that are not discussed in this joint proxy statement/prospectus. Accordingly, we strongly urge you to consult your own tax advisor for a full understanding of the tax consequences to you of the transactions.

Conditions to Each Party's Obligation to Effect the Merger (page [  ])

    Each of American Home's and/or Apex's obligations to complete the merger are subject to the satisfaction or waiver of a number of conditions, including the following:

      o the transactions are approved by the required vote of American Home stockholders and Apex stockholders;


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      o     all material governmental approvals are obtained;

      o     no legal prohibition on completion of the transactions is in effect;

      o the registration statement of which this joint proxy statement/prospectus is a part has been declared effective by the Securities and Exchange Commission;

      o     completion of the reorganization;

      o the shares of AHM Investment Corp. common stock are approved for listing on the New York Stock Exchange, or the NYSE, or authorized for quotation on the Nasdaq National Market;

      o the parties' respective representations and warranties in the merger agreement are true and correct, subject to certain levels of materiality as set forth in the merger agreement;

      o the parties comply in all material respects with their respective covenants and agreements in the merger agreement;

      o no material adverse effect has occurred with respect to Apex or American Home;

      o each of American Home and Apex receives an opinion of its respective tax counsel to the effect that the merger of Apex with and into AHM Investment Corp. will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

      o American Home receives an opinion of its tax counsel to the effect that, commencing with the taxable year ending on December 31, 2003, AHM Investment Corp.'s organization and actual method of operations and proposed method of operations will enable it to meet the requirements for qualification and taxation as a REIT; and

      o Apex receives an opinion of its tax counsel to the effect that Apex has qualified for treatment as a REIT under the Internal Revenue Code and the Treasury Regulations for its taxable years ended December 31, 1997 through December 31, 2002, and that Apex's organization and method of operations, as described in the Apex officer's certificate and this registration statement, will enable it to satisfy the requirements for such qualification for its taxable year ending in 2003.

Termination of the Merger Agreement (page [  ])

    American Home and Apex can jointly agree to terminate the merger agreement at any time. In addition, either American Home or Apex may also terminate the merger agreement if:

      o the merger is not completed on or before January 12, 2004 (however, that date is automatically extended to April 12, 2004 if the reason the merger has not been completed by January 12, 2004 is the failure to satisfy the regulatory conditions specified in the merger agreement);

      o governmental actions do not permit the completion of the transactions, so long as the party terminating the merger agreement has used its commercially reasonable efforts to obtain all necessary governmental approvals and lift any injunctions;

      o either (i) American Home stockholders fail to approve the reorganization or the share issuance, or (ii) Apex stockholders fail to approve the merger and the other transactions contemplated by the merger agreement at the respective duly held special meetings of those stockholders;

      o the other company's board of directors fails to recommend that its stockholders approve the merger, changes its recommendation or fails to hold its special meeting of stockholders;

      o the voting agreement is breached by the other party's directors and/or officers;


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      o     the other company breaches any of its representations, warranties, covenants or other agreements contained in the merger agreement and the breach would give rise to the failure of specified closing conditions and is incapable of being cured or is not cured within 30 days; or

      o prior to the receipt of the approval of its stockholders, either Apex or American Home terminates the merger agreement in connection with a "superior proposal", as provided in the merger agreement.

    In addition, Apex may terminate the merger agreement if the American Home average price is less than $14.57443 per share, subject to American Home's right to avoid such termination, within one business day of its receipt of a termination notice from Apex, by adjusting the number of shares of AHM Investment Corp. common stock to be received by Apex stockholders for each share of Apex common stock to equal (i) 92.143% of the net book value per share of Apex, divided by (ii) the American Home average price. American Home may terminate the merger agreement if American Home's average price is greater than $24.29071 per share, subject to Apex's right to avoid such termination, within one business day of its receipt of a termination notice from American Home, by adjusting the number of shares of AHM Investment Corp. common stock to be received by Apex stockholders for each share of Apex common stock to equal (x) 119.444% of the net book value per share of Apex, divided by (y) the American Home average price.

Break-Up Fees (page [  ])

    American Home will pay a break-up fee to Apex in the amount of $12 million in cash plus actual expenses to the extent set forth in the merger agreement if the merger agreement is terminated because American Home fails to recommend that its stockholders approve the transactions contemplated by the merger agreement, changes its recommendation, breaches any representation, warranty or covenant which would give rise to the failure of specified closing conditions and is incapable of being cured or is not cured within 30 days, terminates the merger agreement in connection with a superior proposal or one of its directors breaches their respective voting agreement with Apex.

    Apex will pay a break-up fee to American Home in the amount of $12 million in cash plus actual expenses to the extent set forth in the merger agreement if the merger agreement is terminated because Apex fails to recommend that its stockholders approve the merger and the other transactions contemplated by the merger agreement, changes its recommendation, breaches any representation, warranty or covenant that would give rise to the failure specified closing conditions and is incapable of being cured or is not cured within 30 days, terminates the merger agreement in connection with a superior proposal or one of its directors or officers breaches their respective voting agreement with Apex.

    See "Description of the Transaction Agreements--The Merger
Agreement--Break-Up Fees" on page [ ].

No Solicitation Covenant (page [  ])

    The merger agreement contains provisions prohibiting American Home and Apex from actively seeking an alternative transaction. The no solicitation covenant generally prohibits American Home and Apex, as well as their respective officers, directors, subsidiaries, employees, agents and representatives, from taking any action to solicit an acquisition proposal as described on page [ ]. The merger agreement does not, however, prohibit either American Home or Apex or their respective boards of directors or the Apex special committee from considering, and potentially recommending, an unsolicited written superior proposal from a third party in the circumstances described under "Description of the Transaction Agreements--The Merger Agreement--Additional Agreements--No Solicitation" on page [ ].

The Voting Agreements (page [  ])

    Each of the members of the American Home board of directors, collectively owning approximately [ ]% of the outstanding shares of American Home common stock as of the date of this joint proxy statement/prospectus, have agreed to hold and vote all of their American Home shares in favor of the reorganization, the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger and adoption of Apex's stock option plan, except that one American Home director has retained the right to sell or dispose of up to 10% of his American Home shares (i.e., up to 47,377 shares) prior to the American Home stockholder meeting. Accordingly, if all of the parties to these voting agreements vote in favor of the reorganization, the share issuance and adoption of stock


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option plan proposals, the vote of approximately [ ] additional shares of
American Home common stock (or [ ]% of the shares of American Home common stock outstanding as of [ ], 2003 and entitled to vote) will be required to approve the reorganization and share issuance proposals, assuming 100% of the outstanding shares of American Home common stock are represented at the American Home stockholder meeting.

    Each of Apex's executive officers, the members of the Apex board of directors, and TCW Capital Investment Corporation, collectively owning approximately 1.6% of the outstanding shares of Apex common stock as of the date of this joint proxy statement/prospectus, have agreed to hold and vote all of their Apex shares in favor of the approval of the merger and the other transactions contemplated by the merger agreement. Accordingly, if all of the parties to these voting agreements vote in favor of the merger proposal, the vote of approximately 19,460,000 additional shares of Apex common stock (or 65.2% of the shares of Apex common stock outstanding as of [ ], 2003 and entitled to vote) will be required to approve the merger proposal.

Amendment to the TCW Management Agreement (page [  ])

    In connection with the merger agreement, Apex and TCW Management amended the management agreement between Apex and TCW Management to provide that, immediately prior to the closing of the merger, the management agreement will terminate automatically upon receipt by TCW Management from Apex of a termination fee. Apex and TCW Management also agreed to reduce the amount of the termination fee payable by Apex to TCW Management under the management agreement in the event of a termination without cause by Apex to equal 40% of the assumed premium over Apex's net book value (excluding the termination fee), up to a maximum amount of $10,000,000, which is less than the amount Apex was originally obligated to pay to TCW Management under the management agreement in the event of a termination without cause by Apex. For a description of the fee payable to TCW Management, see "Description of the Transaction Agreements--The Merger Agreement--Additional Agreements; Amendment to TCW Management Agreement" on page [ ].

Comparative Market Price Information (page [  ])

    Shares of American Home common stock are quoted on the Nasdaq National Market under the symbol "AHMH," and shares of Apex common stock are listed on the American Stock Exchange under the symbol "AXM." The following table presents:

      o the last reported per share sale price of American Home common stock on the Nasdaq National Market;

      o the last reported per share sale price of Apex common stock on the American Stock Exchange; and

      o the implied value of the merger consideration on July 11, 2003, the last full trading day prior to the public announcement of the transactions, and on [ ], 2003, the last trading day for which this information could be obtained prior to the date of this joint proxy statement/prospectus. The implied value of the merger consideration has been determined by multiplying the last reported sales price per share of American Home common stock on each date by an exchange ratio of [ ], which is based on an estimate of Apex's net book value per share of $[ ] and an estimate of the American Home average price of $[ ], each as of [ ], 2003).

                                                                      Implied
                                                                     Value of
                                                                      Merger
                                                                   Consideration
                                                                     per share
                                         American                    of Apex
                                           Home           Apex       Common
                   Date                Common Stock   Common Stock    Stock
----------------------------------     ------------   ------------  ------------
July 11,2003                              $21.19         $5.58        $[     ]
[Date]                                   $[     ]       $[     ]      $[     ]

    You are encouraged to obtain current market quotations for shares of American Home common stock and shares of Apex common stock.


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SELECTED HISTORICAL FINANCIAL DATA

Selected Historical Financial Data of American Home

    The following selected consolidated financial data as of and for each of the years in the five-year period ended December 31, 2002 are derived from the consolidated financial statements of American Home, which have been audited by Deloitte & Touche LLP, American Home's independent auditors. The selected financial data as of and for the three months ended March 31, 2003 and 2002 are derived from interim financial statements that are not audited, but, in the opinion of management, they include all adjustments, consisting of normal recurring adjustments, necessary for a fair statement of American Home's financial position and results of operations as of the dates and for the periods indicated. Results of operations for the periods indicated below are not necessarily indicative of future results. The selected information set forth below should be read in conjunction with American Home's consolidated financial statements and related footnotes, as well as "Management's Discussion and Analysis of Financial Condition and Results of Operations" for the year ended December 31, 2002, incorporated by reference in this joint proxy statement/prospectus from American Home's Annual Report on Form 10-K for the year ended December 31, 2002. See "Where You Can Find More Information" on page [ ].

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                      AMERICAN HOME SELECTED CONSOLIDATED FINANCIAL DATA

                                     As of and for the
                                       Three Months
                                        Ended March 31,                 As of and for the Years Ended December 31,
                                  --------------------------  ----------------------------------------------------------------
                                    2003             2002         2002         2001         2000         1999        1998
                                  ----------      ----------  -----------   ----------    ---------   ----------   -----------
                                                                       (Dollars in thousands, except per share data)
Statement of Income Data:
Revenues
--------
Gain on sale of mortgage loans....  $    88,211  $   30,633   $   216,595  $  118,554   $   52,731   $   21,957   $   18,981
Interest income, net..............        9,800       2,997        23,671       9,098        3,271        1,704          734

Loan servicing fees...............       12,097        ----        25,139        ----         ----         ----         ----
Amortization and impairment of
  mortgage servicing rights.......      (18,482)       ----       (36,731)       ----         ----         ----         ----
                                    -----------  ----------   -----------  ----------   ----------   ----------    ---------
  Net loan servicing fees (loss)..       (6,385)       ----       (11,592)       ----         ----         ----         ----
                                    -----------  ----------   -----------  ----------   ----------   ----------    ---------

Other.............................        2,928         312         4,147         401        2,278        1,201          502
                                    -----------  ----------   -----------  ----------   ----------   ----------    ---------
  Total revenues .................       94,554      33,942       232,821     128,053       58,280       24,862       20,217
                                    -----------  ----------   -----------  ----------   ----------   ----------    ---------
Expenses
--------
Salaries, commissions and
  benefits, net...................       44,647      15,002       106,895      55,778       27,894      11,611        9,430
Occupancy and equipment...........        5,623       2,381        15,506       8,250        5,584       2,429        1,654
Marketing and promotion...........        2,799       1,576         7,996       6,313        4,058       1,774        1,236
Data processing and
  communications..................        3,079       1,434         7,853       4,442        2,826       1,133          952
Office supplies and expenses......        3,023       1,136         6,511       4,359        2,150         807          529
Professional fees.................        1,841         535         5,443       2,454        1,612         336          158
Travel and entertainment..........        1,987         655         4,587       1,682          976         335          249
Other.............................        3,433         688         9,577       4,188        3,014       1,100          760
                                    -----------  ----------   -----------  ----------   ----------   ----------    ---------
  Total expenses..................       66,432      23,407       164,368      87,466       48,114      19,525       14,968
                                    -----------  ----------   -----------  ----------   ----------   ----------    ---------

Income before income taxes and
  minority interest..............        28,122      10,535        68,453      40,587       10,166        5,337        5,249
Income taxes(1)..................        11,577       3,719        28,075      16,253        4,267        1,441          328
Minority interest in income of
  consolidated joint venture.....           232         112           893       1,028          508           35           51
                                    -----------  ----------   -----------  ----------   ----------   ----------    ---------
Net income before cumulative
  effect of change in
  accounting principle...........        16,313       6,704        39,485      23,306        5,391        3,861        4,870

Cumulative effect of change in
  accounting principle,
  net of taxes...................          ----        ----          ----       2,142         ----         ----         ----
                                    -----------  ----------   -----------  ----------   ----------   ----------    ---------
Net income.......................   $    16,313  $    6,704   $    39,485  $   25,448   $    5,391   $    3,861    $   4,870
                                    ===========  ==========   ===========  ==========   ==========   ==========    =========

Net income per share:
  Basic before cumulative
   effect of change in
   accounting principle.........    $      0.97  $     0.56   $      2.72  $     2.25   $     0.63   $     0.69    $    0.97

  Basic after cumulative
   effect of change in
   accounting principle.........    $      0.97  $     0.56   $      2.72  $     2.45   $     0.63   $     0.69    $    0.97
  Diluted before cumulative
   effect of change in
   accounting principle.........    $      0.96  $     0.54   $      2.65  $     2.14   $     0.63   $     0.69    $    0.97
  Diluted after cumulative
   effect of change in
   accounting principle.........    $      0.96  $     0.54   $      2.65  $     2.14   $     0.63   $     0.69    $    0.97
Weighted average number of
  shares outstanding:
  Basic.........................         16,751      12,067        14,509      10,374        8,580        5,595        5,000
  Diluted.......................         17,016      12,530        14,891      10,883        8,580        5,603        5,000

Balance Sheet Data:
  Cash and cash equivalents.....    $    31,019  $   11,915   $    24,416  $   26,393   $    6,005   $    3,414    $   2,892
  Mortgage loans held for
  sale, net.....................      1,011,040     192,198       811,188     419,351      143,967       65,115       34,667
  Total assets..................      1,320,249     266,005     1,119,050     501,125      183,532       85,884       42,392
  Warehouse lines of credit.....        901,741     154,562       728,466     351,454      130,484       56,805       34,070
  Other liabilities.............        238,017      24,768       225,965      70,477       25,855       11,056        2,298
  Total stockholders' equity....        180,040      86,022       164,096      78,617       26,612       18,000        5,924

------------

(1) Prior to September 29, 1999, American Home elected to be treated as an S corporation for federal and state income tax purposes. Prior to American Home's election to be treated as an S corporation, all federal taxes were taxable to and paid by American Home's sole stockholder. Income taxes for the year ended December 31, 1998 reflect state income taxes only.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     As of March 31,                             As of December 31,
                                  ----------------------  ------------------------------------------------------------------
                                    2003         2002         2002         2001         2000         1999        1998
                                  ----------  ----------  -----------   ----------    ---------   ----------   -------------
                                                                                 (Dollars in millions)
OPERATING DATA:
---------------
Total mortgage originations.....    $ 4,251      $ 1,878    $  12,196      $ 7,766      $ 3,043      $ 1,348      $ 1,158
Number of loans originated......     25,470       10,983       72,122       46,163       18,923        7,732        6,543
Loans sold (in millions)........    $ 4,033      $ 2,106    $  12,331      $ 7,497      $ 2,967      $ 1,330      $ 1,179
Loan originators at period end..      1,314          574        1,024          551          475          220           76
Number of branches at period
  end...........................        206           72          131           63           53           28           12

Selected Historical Financial Data of Apex

    The following selected consolidated financial data as of and for each of the years in the five-year period ended December 31, 2002 are derived from the consolidated financial statements of Apex, which have been audited by Deloitte & Touche LLP, Apex's independent auditors. The selected financial data as of and for the three months ended March 31, 2002 and 2003 are derived from interim financial statements that are not audited, but, in the opinion of management, they include all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of Apex's financial position and results of operations as of the dates and for the periods indicated. Results of operations for the periods indicated below are not necessarily indicative of future results. The selected information set forth below should be read in conjunction with Apex's consolidated financial statements and related footnotes, as well as "Management's Discussion and Analysis of Financial Condition and Results of Operations" for the year ended December 31, 2002, incorporated by reference in this joint proxy statement/prospectus from Apex's Annual Report on Form 10-K, as amended, for the year ended December 31, 2002. See "Where You Can Find More Information" on page [ ].



                           Apex Mortgage Capital, Inc.

                                     As of and for the
                                       Three Months
                                        Ended March 31,                 As of and for the Years Ended December 31,
                                  --------------------------  ----------------------------------------------------------------
                                    2003             2002         2002         2001         2000         1999        1998
                                  ----------      ----------  -----------   ----------    ---------   ----------   -----------
                                                                  (Dollars and shares in thousands, except per share data)
Selected Statement of Income Data:
Days in period..................    $     90            90          365           365          366         365         365
Interest income.................    $ 30,118      $ 27,309    $ 163,545    $   48,891   $   42,834   $  52,517    $ 41,975
Interest expense................    $ 22,680      $ 12,705    $  89,251    $   23,723   $   33,779   $  42,345    $ 36,007
Net interest income.............    $  7,438      $ 14,604    $  74,294    $   25,168   $    9,055   $  10,172    $  5,968
Net gain (loss) from
  investment and derivative
  activity......................    $    448     ($  1,704)  ($  16,388)  ($    5,015) ($   36,703)  $   1,938    $  1,047
General and administrative
  expenses......................    $  1,688      $  3,298    $   5,510    $    1,823   $    1,734   $   3,385    $  2,104
Net income (loss) before
  cumulative effect of change
  in accounting principle.......    $  6,299      $  9,728    $  52,838    $   20,887  ($   28,243)  $  11,112    $  5,547
Cumulative effect of change in
  accounting principle (see
  Note 1 below).................          --            --           --   ($    2,173)          --          --          --
Net income (loss)...............    $  6,299      $  9,728    $  52,838    $   18,714  ($   28,243)  $  11,112    $  5,547
Basic average number of shares
  outstanding...................      29,857        18,316       26,206         7,235        5,753       5,753       6,190
Basic net income (loss) per
  share before cumulative
  effect of change in
  accounting principle..........    $   0.21      $   0.53    $    2.02    $     2.89   ($    4.91)   $   1.93    $   0.90
Diluted net income (loss) per
  share before cumulative
  effect of change in
  accounting principle..........    $   0.21      $   0.53    $    2.01    $     2.85   ($    4.91)   $   1.92    $   0.90
Basic net income (loss) per
  share.........................    $   0.21      $   0.53    $    2.02    $     2.59   ($    4.91)   $   1.93    $   0.90
Diluted net income (loss) per
  share.........................    $   0.21      $   0.53    $    2.01    $     2.55   ($    4.91)   $   1.92    $   0.90
Dividends declared per share....    $   0.25      $   0.50    $    1.95    $     1.95    $    1.51    $   1.72    $   1.07

------------

(1) Apex adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, on January 1, 2001. Adoption of SFAS No. 133 resulted in a transition adjustment of $2,173, shown as the cumulative effect of change in accounting principle on the statement of operations for the year ended December 31, 2001, to increase accumulated other comprehensive income and to decrease current earnings. The net transition adjustment arose because forward contracts previously used to manage the effects of interest rate changes on fair values of fixed income available-for-sale securities and accounted for as hedges did not qualify for hedge accounting treatment under SFAS No. 133. The net adjustment of $2,173 comprises $10,063 of unrealized gains on the investment securities whose values were hedged by forward contracts, $8,505 of deferred losses on previously closed forward contracts, and $3,731 of unrealized losses on open forward contracts. Prior to adopting SFAS No. 133, Apex accounted for changes in fair values of the forward contracts through adjustments to accumulated other comprehensive income
   (loss). Following adoption of SFAS No. 133, Apex recognizes changes in fair values of forward contracts as a component of net gain (loss) on investment and derivative activities in the statement of operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                      As of and for the
                                      Three Months Ended
                                           March 31,                 As of and for the Years Ended December 31,
                                  --------------------------  ----------------------------------------------------------------
                                    2003             2002         2002         2001         2000         1999        1998
                                  ----------      ----------  -----------   ----------    ---------   ----------   -----------
                                                                        (Dollars in millions, except per share data)
Selected Balance Sheet Data:
Fixed income securities.........    $  2,432     $   2,446    $   2,425    $    1,506   $      600   $     701    $    830
Equity securities...............           4             5            4             6            9          17          16
Total assets....................       2,452         2,598        2,445         1,535          614         736         865
Reverse repurchase
  agreements....................       2,124         2,352        2,112         1,377          545         673         768
Total liabilities...............       2,257         2,384        2,251         1,405          570         680         777
Stockholders' equity............         195           215          195           130           44          56          88
Book value per share............        6.54          8.66         6.52          8.36         7.71        9.74       15.30
Fair value of off balance
  sheet hedging instruments
  (pre SFAS No. 133)............          --            --           --            --           --           4         (10)

SELECTED UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL DATA AND COMPARATIVE PER SHARE DATA

    We have included the following selected unaudited pro forma consolidated financial data only for purposes of illustration. The unaudited pro forma statement of operations data assumes that the transactions were completed on December 31, 2001 and the unaudited pro forma consolidated balance sheet data assumes that the transactions were completed on March 31, 2003. The pro forma financial data does not necessarily indicate what the operating results or financial position would have been if the transactions had been completed at the dates indicated. Furthermore, this data does not necessarily indicate what the future operating results or financial position of AHM Investment Corp. will be. The unaudited pro forma consolidated statement of operations data does not include adjustments to reflect any costs savings or other operational efficiencies that may be realized as a result of the transactions combining American Home and Apex or any future merger-related restructuring or integration expenses.

    Also set forth below are earnings, cash dividends and book value per common share amounts for American Home and Apex on a historical basis. You should read this selected unaudited pro forma consolidated financial data in conjunction with the "Unaudited Pro Forma Consolidated Condensed Financial Information" and the related notes on page [ ].



                                               Year Ended
                                               December 31,   Three Months Ended
                                                   2002         March 31, 2003
                                               ------------   ------------------
                                                   (Dollars in thousands)
Statement of Pro Forma Consolidated Operations
  Data:
Revenue
  Gain on sale of mortgage loans                $ 216,595        $  88,211
  Interest income, net                             97,965           17,238

Loan servicing fees                                25,139           12,097
Amortization and impairment                       (36,731)         (18,482)
                                               ------------   ------------------
  Net loan servicing fees (loss)                  (11,592)          (6,385)

Other                                             (11,799)           3,477
                                               ------------   ------------------
  Total revenues                                  291,169          102,541
Expenses
  Salaries, commissions and benefits, net         106,895           44,647
  Occupancy and equipment                          15,506            5,623
  Data processing and communications                7,853            3,079
  Office supplies and expenses                      6,511            3,023
  Marketing and promotion                           7,996            2,799
  Travel and entertainment                          4,587            1,987
  Professional fees                                 5,647            1,879
  Other                                            15,776            5,315
                                               ------------   ------------------
   Total expenses                                 170,771           68,352

Income before income taxes                        120,398           34,189
Income taxes                                       28,075           11,577
                                               ------------   ------------------
Net income                                      $ 92,323         $  22,612
                                               ============   ==================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                               March 31, 2003
                                                          ----------------------
                                                          (Dollars in thousands)

Pro Forma Consolidated Balance Sheet Data:
  Fixed income securities                                      $2,431,612
  Equity securities                                                 4,184
  Mortgage loans, net                                           1,011,040
  Total assets                                                  3,773,538
  Reverse repurchase agreements                                 2,124,312
  Warehouse lines of credit                                       901,741
  Total liabilities                                             3,396,432
  Total stockholders' equity                                      376,655


                             AMERICAN HOME AND APEX
               HISTORICAL AND PRO FORMA COMPARATIVE PER SHARE DATA

                                                   For the Year
                                                       Ended      For the Three
                                                   December 31,    Months Ended
                                                       2002       March 31, 2003
                                                   ------------   --------------
Net Income Per Share
  American Home - Historical
   Basic                                           $  2.72         $  0.97
   Diluted                                            2.65            0.96

  Apex - Historical
   Basic                                              2.02            0.21
   Diluted                                            2.01            0.21

  Pro forma (American Home and Apex)
   Basic                                              3.72            0.84
   Diluted                                            3.67            0.83

Apex Equivalent Pro Forma
  Basic                                               1.28            0.29
  Diluted                                             1.26            0.29

Cash Dividends Paid Per Share
  American Home                                       0.15            0.10
  Apex                                                1.95            0.25
  Apex equivalent pro forma                           0.05            0.04


                                             As of March 31, 2003
                                             --------------------
Book Value Per Share
  American Home - Historical                       $ 10.58
  Apex - Historical                                   6.54
  Pro forma (American Home and Apex)                 13.79
  Apex equivalent pro forma                           4.76


The payment of dividends by AHM Investment Corp. will be subject to approval and declaration by the AHM Investment Corp. board of directors and will depend on a variety of factors, including business, financial and regulatory concerns. In order to qualify as a REIT for U.S. federal income tax purposes, AHM Investment Corp. must distribute to its stockholders annually at least 90% of its taxable income, excluding the retained earnings of its taxable REIT subsidiaries.

--------------------------------------------------------------------------------

                                  RISK FACTORS

    The following risk factors should be considered by holders of Apex common stock and by holders of American Home common stock in evaluating whether to approve the proposals to be voted on at the special meetings of the American Home stockholders and the Apex stockholders. These factors should be considered in conjunction with the other information included elsewhere or incorporated by reference in this joint proxy statement/prospectus, including the risk factors relating to an investment in American Home's common stock and Apex's common stock that can be found in the annual and quarterly reports of the respective companies on Forms 10-K and 10-Q for the year ended December 31, 2002 and the three-months ended March 31, 2003, respectively, which are incorporated into this joint proxy statement/prospectus by reference.

Risks Related to the Transactions

      THE PROPOSED MERGER MAY NOT BE COMPLETED, WHICH MAY HARM THE STOCK PRICES
       OF AMERICAN HOME AND APEX SIGNIFICANTLY.

    Although American Home and Apex have signed the merger agreement in furtherance of a proposed merger of Apex with and into AHM Investment Corp., the completion of the merger is subject to stockholder and regulatory approvals, and there is no assurance that all of the conditions to closing will be met and that the merger will be completed. In addition, either party may unilaterally terminate the merger agreement if the merger is not completed on or before January 12, 2004, or, if the failure to close relates solely to governmental approval or antitrust matters, on or before April 12, 2004. In addition, if the American Home average price is less than $14.57443 per share, Apex may terminate the merger agreement, subject to American Home's right to adjust the exchange ratio. Similarly, if American Home's average price is greater than $24.29071 per share, American Home may terminate the merger agreement, subject to Apex's right to adjust the exchange ratio, all as more fully described under "Description of the Transaction Agreements--The Merger Agreement--Termination of the Merger Agreement" on page [ ].

    If the merger is not completed for any reason, American Home and Apex may be harmed in a number of ways, including the following:

      o the price of American Home common stock and/or Apex common stock may decline to the extent that the current market price of such stock reflects a market assumption that the merger will be completed;

      o an adverse reaction from investors and potential investors of both companies may reduce future financing opportunities;

      o the pendency of the merger, as well as customary covenants in the merger agreement that limit each party's ability to take certain actions without the other party's consent, may cause either American Home or Apex to defer or potentially lose business opportunities; and

      o the parties' costs related to the merger, including legal and accounting fees and certain fees payable to the parties' financial advisors, must be paid even if the merger is not completed.

      THE VALUE OF THE SHARES OF AHM INVESTMENT CORP. COMMON STOCK THAT YOU
       RECEIVE UPON THE COMPLETION OF THE TRANSACTIONS MAY BE LESS THAN THE VALUE OF YOUR SHARES OF AMERICAN HOME COMMON STOCK OR APEX COMMON STOCK AS OF THE DATE OF THE MERGER AGREEMENT OR ON THE DATE OF THE SPECIAL MEETINGS.

    Upon completion of the transactions, all shares of American Home common stock and Apex common stock will be converted into the right to receive shares of AHM Investment Corp. common stock. Each outstanding share of American Home common stock will be converted into the right to receive one share of AHM Investment Corp. common stock. Each outstanding share of Apex common stock will be converted into a number of shares of AHM Investment Corp. common stock equal to 107.5% of Apex's net book value per share divided by the American Home average price. However, the ratio at which Apex shares will be converted is subject to certain collar adjustments and may fluctuate based on the value of American Home common stock and Apex's net book value prior to the closing of the merger.

    American Home and Apex intend to complete the transactions as soon as practicable following the special meetings of the American Home stockholders and Apex stockholders, assuming the transactions are approved at these meetings. However, if other conditions to close the transactions are not satisfied or waived at that time, there may be a significant amount of time between the date of the two special meetings and the dates when the transactions are completed. As a result, the relative or absolute prices of shares of American Home common stock and Apex common stock may vary significantly between the dates of the merger agreement, this joint proxy statement/prospectus, the special meetings and the completion of the transactions. These variations may be caused by, among other factors, changes in the businesses, operations, results, financial condition and prospects of American Home and Apex, market expectations of the likelihood and timing of completion of the transactions, the prospects for AHM Investment Corp.'s post-merger operations, the effect of any conditions or restrictions imposed on or proposed with respect to American Home, Apex or AHM Investment Corp. by regulators, and general market and economic conditions.

    In addition, neither American Home nor Apex can predict accurately the market price of AHM Investment Corp. common stock to be received by American Home stockholders and Apex stockholders after the completion of the transactions. Accordingly, the prices of American Home common stock and Apex common stock on the date of the special meetings may not be indicative of their prices immediately prior to the completion of the transactions or the price of AHM Investment Corp. common stock after the transactions are completed.

    THE TRANSACTIONS ARE SUBJECT TO THE RECEIPT OF CONSENTS AND APPROVALS FROM
     GOVERNMENT ENTITIES THAT COULD DELAY COMPLETION OF THE TRANSACTIONS OR IMPOSE CONDITIONS THAT COULD HARM AHM INVESTMENT CORP., AMERICAN HOME OR APEX OR CAUSE ABANDONMENT OF THE TRANSACTIONS, WHICH MAY HARM THE VALUE OF THE SHARES OF AMERICAN HOME OR APEX COMMON STOCK.

    American Home must obtain consent to the reorganization from Fannie Mae, Freddie Mac, Ginnie Mae, and various state mortgage lending regulators. A substantial delay in obtaining satisfactory approvals or the imposition of unfavorable terms or conditions in the approvals could harm the business, financial condition or results of operations of American Home or Apex, and if the harm is material, then the parties may elect to terminate the transactions pursuant to the merger agreement.

    American Home and Apex have determined that neither of them are required to file pre-merger notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, because of the availability of applicable exemptions.

      THE DIRECTORS AND EXECUTIVE OFFICERS OF APEX AND AMERICAN HOME MAY HAVE
       INTERESTS IN THE COMPLETION OF THE TRANSACTIONS THAT MAY CONFLICT WITH, OR BE IN ADDITION TO, THE INTERESTS OF THE STOCKHOLDERS OF THEIR RESPECTIVE COMPANIES.

    Certain directors and officers of American Home and Apex may have interests in the transactions that are different from, or in addition to, the interests of other American Home stockholders and Apex stockholders. These interests include, among others:

      o interests in a termination fee payable upon completion of the merger to Apex's manager, TCW Management, that each of Apex's executive officers and some of Apex's directors will have as employees or officers of TCW Management or its affiliate, The TCW Group, Inc.;

      o that one of the members of the board of directors of American Home is also a managing director of Friedman Billings, American Home's financial advisor, who will receive substantial compensation if the transactions are completed; and

      o that each option to purchase Apex common stock issued and outstanding under Apex's stock option plan will become fully vested and exercisable as of the date that the merger is approved by Apex's stockholders, if such approval is obtained.

    In addition, as provided in the merger agreement, upon the completion of the transactions, all of the members of the American Home board of directors immediately prior to the merger will become members of the AHM

Investment Corp. board of directors and will receive customary cash and stock-based compensation in accordance with American Home's current policies.

Risks Related to AHM Investment Corp.

      ABSENCE OF A HISTORICAL TRADING MARKET FOR AHM INVESTMENT CORP.'S COMMON
       STOCK AND THE HISTORICAL VOLATILITY OF THE MARKET PRICES OF AMERICAN HOME'S AND APEX'S COMMON STOCK CREATE UNCERTAINTY ABOUT FUTURE TRADING PRICES OF AHM INVESTMENT CORP.'S COMMON STOCK, WHICH MAY RESULT IN THE VALUE OF THE SHARES OF AHM INVESTMENT CORP. COMMON STOCK BEING LESS THAN THE VALUE IMMEDIATELY AFTER THE TRANSACTIONS.

    After American Home and Apex complete the transactions, shares of AHM Investment Corp. common stock will begin trading publicly for the first time and there may be significant fluctuations in the market price of AHM Investment Corp.'s common stock, both initially before an orderly trading market develops and after that time as well. Historically, the market prices of American Home's common stock and of Apex's common stock have been highly volatile. These fluctuations often have been unrelated or disproportionate to the actual operating performance of the two companies. The price of Apex's common stock has generally traded below Apex's initial public offering price of $15.00 per share in December 1997 and has ranged from $4.90 per share to $16.49 per share since that time through July 11, 2003. The price of American Home's common stock has ranged from $3.75 per share to $22.57 per share since American Home's initial public offering price of $6.00 per share in 1999 through July 11, 2003. Any negative changes in the public's perception of the prospects for companies organized as REITs or in the mortgage lending and servicing business could depress AHM Investment Corp.'s stock price regardless of its results.

    The following factors could contribute to the volatility of the price of AHM Investment Corp.'s common stock:

      o actual or anticipated variations in AHM Investment Corp.'s quarterly results;

      o     changes in AHM Investment Corp.'s level of dividend payments;

      o changes in the value of AHM Investment Corp.'s mortgage holdings and related liabilities;

      o changes in the prospects for, or results from, AHM Investment Corp.'s mortgage holdings, mortgage origination or mortgage servicing businesses;

      o new products or services offered by AHM Investment Corp. and its competitors;

      o changes in AHM Investment Corp.'s financial estimates by securities analysts;

      o general conditions or trends in the mortgage holding, mortgage origination and mortgage servicing businesses;

      o announcements by AHM Investment Corp. of significant acquisitions, strategic relationships, investments or joint ventures;

      o negative changes in the public's perception of the prospects for returns from holding mortgage-backed securities and from the mortgage origination and servicing businesses, which could depress AHM Investment Corp.'s stock price, regardless of actual results;

      o interest rate fluctuations or general economic conditions, such as inflation or a recession;

      o any obstacles in continuing to qualify as a REIT, including obstacles due to changes in law applicable to REITs;

      o     additions or departures of AHM Investment Corp.'s key personnel; and

      o     additional sales of AHM Investment Corp.'s securities.

    Many of these factors are beyond AHM Investment Corp.'s control.

      FUTURE RESULTS OF AHM INVESTMENT CORP. MAY MATERIALLY DIFFER FROM THE PRO
       FORMA FINANCIAL INFORMATION PRESENTED IN THIS JOINT PROXY
       STATEMENT/PROSPECTUS.

    Future results of AHM Investment Corp. may be materially different from those shown in the pro forma financial statements that only show a combination of American Home's and Apex's historical results. The combined company will incur certain restructuring charges, acquisition-related charges and purchase accounting adjustments. These charges may be higher or lower than AHM Investment Corp. has estimated, depending upon how costly or difficult it is to integrate the combined company. Furthermore, these charges may decrease the capital of the combined company that could be used for profitable, income-earning investments in the future.

      THE AMOUNT OF AHM INVESTMENT CORP.'S DIVIDENDS MAY BE LESS THAN PROJECTED
       AND LESS THAN THE CURRENT DIVIDEND RATE THAT APEX AND AMERICAN HOME PAY TO THEIR RESPECTIVE STOCKHOLDERS.

    The amount of any dividend paid by AHM Investment Corp. will depend on a number of factors, including the amount of income generated from its mortgage holdings, the amount of income generated from its mortgage origination and servicing businesses and the amount of such earnings retained by its taxable REIT subsidiaries to provide for future growth. There can be no assurance that AHM Investment Corp. will maintain or exceed American Home's or Apex's current dividend rate.

      AHM INVESTMENT CORP.'S CORPORATE GOVERNANCE WILL BE SIGNIFICANTLY
       INFLUENCED BY INSIDERS, WHICH MAY RESULT IN CORPORATE ACTIONS WITH WHICH YOU DO NOT AGREE.

    As of [ ], American Home's officers and directors directly controlled approximately [ ]% of the voting power of American Home's outstanding common stock. Upon completion of the transactions, the executive officers and directors of AHM Investment Corp. will beneficially own approximately [ ]% of the outstanding shares of AHM Investment Corp. Therefore, they will be able to exert significant influence over the outcome of all corporate actions requiring approval of AHM Investment Corp.'s stockholders, which may result in corporate actions with which you do not agree.

      CERTAIN PROVISIONS OF MARYLAND LAW AND AHM INVESTMENT CORP.'S CHARTER AND
       BYLAWS COULD HINDER, DELAY OR PREVENT A CHANGE IN CONTROL OF AHM INVESTMENT CORP.

    Certain provisions of Maryland law and AHM Investment Corp.'s charter and bylaws could have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change in control of AHM Investment Corp. These provisions include the following:

      o Classified Board of Directors. AHM Investment Corp.'s board of directors is divided into three classes with staggered terms of office of three years each. The classification and staggered terms of office of AHM Investment Corp.'s directors make it more difficult for a third party to gain control of AHM Investment Corp.'s board of directors. At least two annual meetings of stockholders, instead of one, generally would be required to effect a change in a majority of AHM Investment Corp.'s board of directors. Each of American Home and Apex currently have classified boards of directors.

      o Removal of Directors. Under AHM Investment Corp.'s charter, subject to the rights of one or more classes or series of preferred stock to elect one or more directors, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of all votes entitled to be cast by its stockholders generally in the election of directors.

      o Number of Directors, Board Vacancies, Term of Office. AHM Investment Corp. may, in the future, elect to be subject to certain provisions of Maryland law which vest in the board of directors the exclusive right to determine the number of directors and the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board even if the remaining directors do not constitute a quorum. These provisions of Maryland law, which are applicable even if other provisions of Maryland law or the charter or bylaws provide to the contrary, also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting of stockholder as would otherwise by the case, and until his or her successor is elected and qualifies.

      o Stockholder Requested Special Meetings. AHM Investment Corp.'s bylaws provide that its stockholders have the right to call a special meeting only upon the written request of the stockholders entitled to cast not less than a majority of all the votes entitled to be cast by the stockholders at such meeting.

      o Advance Notice Provisions for Stockholder Nominations and Proposals. AHM Investment Corp.'s bylaws require advance written notice for stockholders to nominate persons for election as directors at, or to bring other business before, any meeting of stockholders. This bylaw provision limits the ability of stockholders to make nominations of persons for election as directors or to introduce other proposals unless AHM Investment Corp. is notified in a timely manner prior to the meeting.

      o Exclusive Authority of AHM Investment Corp.'s Board to Amend the Bylaws. AHM Investment Corp.'s bylaws provide that its board of directors has the exclusive power to adopt, alter or repeal any provision of the bylaws or to make new bylaws. Thus, AHM Investment Corp.'s stockholders may not effect any changes to AHM Investment Corp.'s bylaws.

      o Preferred Stock. Under AHM Investment Corp.'s charter, its board of directors has authority to issue preferred stock from time to time in one or more series and to establish the terms, preferences and rights of any such series of preferred stock, all without approval of its stockholders. The issuance of additional shares of preferred stock could harm the voting power of the holders of common stock and could have the effect of delaying or preventing a change in control or other corporate action.

      o Duties of Directors with Respect to Unsolicited Takeovers. Maryland law provides protection for Maryland corporations against unsolicited takeovers by limiting, among other things, the duties of the directors in unsolicited takeover situations. The duties of directors of Maryland corporations do not require them to (i) accept, recommend or respond to any proposal by a person seeking to acquire control of the corporation, (ii) authorize the corporation to redeem any rights under, or modify or render inapplicable, any stockholders rights plan, (iii) make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act, or (iv) act or fail to act solely because of the effect of the act or failure to act may have on an acquisition or potential acquisition of control of the corporation or the amount or type of consideration that may be offered or paid to the stockholders in an acquisition. Moreover, under Maryland law the act of the directors of a Maryland corporation relating to or affecting an acquisition or potential acquisition of control is not subject to any higher duty or greater scrutiny than is applied to any other act of a director. Maryland law also contains a statutory presumption that an act of a director of a Maryland corporation satisfies the applicable standards of conduct for directors under Maryland law.

      o Ownership Limit. In order to preserve AHM Investment Corp.'s status as a REIT under the Internal Revenue Code, its charter generally prohibits any single stockholder, or any group of affiliated stockholders, from constructively or beneficially owning more than 6.5% of its outstanding common stock, or more than 6.5% of its outstanding common and preferred stock, unless and to the extent which AHM Investment Corp.'s board of directors decides to waive or modify this ownership limit.

      o Maryland Business Combination Act. The Maryland Business Combination Act provides that unless exempted, a Maryland corporation may not engage in business combinations, including mergers, dispositions of 10% or more of its assets, issuance of share of stock and other specified transactions, with an "interested stockholder" or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder became an interested stockholder, and thereafter unless specified criteria are met. An interested stockholder is generally a person owning or controlling, directly or indirectly, 10% or more of the voting power of the outstanding stock of a Maryland corporation. AHM Investment Corp.'s board of directors has adopted a resolution exempting the company from this statute. However, AHM Investment Corp.'s board of directors may repeal or modify this resolution in the future, in which case the provisions of the Maryland Business Combination Act will be applicable to business combinations between AHM Investment Corp. and other persons.

      o Maryland Control Share Acquisition Act. Maryland law provides that "control shares" of a corporation acquired in a "control share acquisition" shall have no voting rights except to the extent approved by a vote of two-thirds of the votes eligible to be cast on the matter under the Maryland Control Share Acquisition Act. "Control shares" means shares of stock that, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of the voting power: one-tenth or more but less than one-third, one-third or more but less than a majority or a majority or more of all voting power. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions.

            If voting rights or control shares acquired in a control share acquisition are not approved at a stockholders' meeting, then subject to certain conditions and limitations, the issuer may redeem any or all of the control shares for fair value. If voting rights of such control shares are approved at a stockholders' meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. American Home Investment Corp.'s bylaws contain a provision exempting acquisitions of its shares from the Maryland Control Share Acquisition Act. However, American Home Investment Corp.'s board of directors may amend its bylaws in the future to repeal or modify this exemption, in which case any control shares of American Home Investment Corp. acquired in a control share acquisition will be subject to the Maryland Control Share Acquisition Act.

      AHM INVESTMENT CORP.'S RESULTS FROM HOLDING MORTGAGE BACKED SECURITIES MAY
       BE HARMED BY CHANGES IN THE LEVEL OF INTEREST RATES, CHANGES TO THE DIFFERENCE BETWEEN SHORT AND LONGER TERM INTEREST RATES, CHANGES TO THE DIFFERENCE BETWEEN INTEREST RATES FOR MORTGAGE BACKED SECURITIES COMPARED TO OTHER DEBT INSTRUMENTS, AND AN ABSENCE OF OR REDUCTION IN THE AVAILABILITY, AT FAVORABLE TERMS, OF REPURCHASE FINANCING AND OTHER LIQUIDITY SOURCES TYPICALLY UTILIZED BY MORTGAGE REITS.

    The value of and return from the mortgage backed securities AHM Investment Corp. plans to hold will be affected by changes in the marketplace for mortgage backed securities and debt securities in general, as well as high prepayments speeds, and may be volatile and significantly different than projected. AHM Investment Corp.'s mortgage backed securities may produce large losses instead of the income incorporated into AHM Investment Corp.'s projections. The impact of changes in the marketplace for mortgage backed securities and debt securities on AHM Investment Corp.'s results will be magnified because its mortgage backed securities holdings will be highly leveraged. Additionally, much of the financing AHM Investment Corp. will use to hold its mortgage backed securities will be cancelable by its lenders on short notice. If AHM Investment Corp.'s lenders ceased providing financing to AHM Investment Corp. on favorable terms, AHM Investment Corp. would be forced to liquidate some or all of its mortgage backed securities, possibly at a substantial loss.

      AHM INVESTMENT CORP.'S RESULTS FROM ITS MORTGAGE ORIGINATION BUSINESS WILL
       BE HARMED BY RISING INTEREST RATES.

    Since 2001, a majority of American Home's mortgage originations were to customers refinancing an existing loan to obtain a lower interest rate. Rising interest rates would reduce the number of potential customers that can achieve a lower interest rate from refinancing, and to a lesser extent the number of potential customers that can afford to buy homes, and consequently would substantially reduce the amount of loans originated by AHM Investment Corp.'s loan origination business and the revenue there from. In addition, rising interest rates are likely to reduce the margins achieved by AHM Investment Corp.'s loan origination business. While the prospect of rising interest rates has been incorporated into AHM Investment Corp.'s projections, if interest rates rose to the point where mortgage originations slowed more than expected, or if margins decreased more than expected, AHM Investment Corp. would not earn the income it projects from its mortgage origination business, and could suffer losses. While rising interest rates generally have a beneficial impact on American Home's mortgage servicing business, the negative impact from rising interest rates on AHM Investment Corp.'s mortgage origination business is generally greater than the offsetting beneficial impact, and consequently, in a period of rising interest rates, AHM Investment Corp.'s earnings are projected to decline.

      AHM INVESTMENT CORP.'S RESULTS FROM ITS MORTGAGE SERVICING BUSINESS WILL
       BE HARMED BY FALLING INTEREST RATES.

    American Home is currently suffering losses from its mortgage servicing business. If interest rates remain low enough to cause a large number of borrowers whose loans are being serviced by AHM Investment Corp.'s servicing business to refinance, AHM Investment Corp. will experience high amortization and possibly continued impairment of its servicing assets, and would likely experience a loss from its servicing business.

      AN INCREASE IN INTEREST RATES COULD REDUCE THE VALUE OF AHM INVESTMENT
       CORP.'S LOAN INVENTORY AND COMMITMENTS AND AHM INVESTMENT CORP.'S HEDGING STRATEGY MAY NOT PROTECT IT FROM INTEREST RATE RISK AND MAY LEAD TO LOSSES.

    The value of AHM Investment Corp.'s loan inventory will be based, in part, on market interest rates. Accordingly, AHM Investment Corp. may experience losses on loan sales if interest rates change rapidly or unexpectedly. If interest rates rise after AHM Investment Corp. fixes a price for a loan or commitment but before AHM Investment Corp. closes or sells such loan, the value of the loan will decrease. If the amount AHM Investment Corp. receives from selling the loan is less than its cost of originating the loan, AHM Investment Corp. may incur net losses, and its business and operating results could be harmed. While AHM Investment Corp. will use hedging and other strategies to minimize its exposure to interest rate risks, no hedging or other strategy can completely protect AHM Investment Corp. In addition, the nature and timing of hedging transactions may influence the effectiveness of these strategies. Poorly designed strategies or improperly executed transactions could actually increase AHM Investment Corp.'s risk and losses. In addition, hedging strategies involve transaction and other costs. AHM Investment Corp. cannot assure you that its hedging strategy and the hedges that AHM Investment Corp. makes will adequately offset the risks of interest rate volatility or that AHM Investment Corp.'s hedges will not result in losses.

      AHM INVESTMENT CORP. MAY NOT BE ABLE TO MANAGE ITS GROWTH EFFICIENTLY,
       WHICH MAY HARM AHM INVESTMENT CORP.'S RESULTS AND MAY, IN TURN, HARM THE MARKET PRICE OF AHM INVESTMENT CORP. COMMON STOCK AND ITS ABILITY TO DISTRIBUTE DIVIDENDS.

    Over the last several years, American Home has experienced significant growth in its business activities and in the number of its employees. AHM Investment Corp. will seek continued growth through both acquisitions and internal growth. American Home's growth has required, and AHM Investment Corp.'s growth will continue to require, increased investment in management and professionals, personnel, financial and management systems and controls and facilities, which could cause AHM Investment Corp.'s operating margins to decline from historical levels, especially in the absence of revenue growth.

      AHM INVESTMENT CORP. FACES INTENSE COMPETITION THAT COULD HARM ITS MARKET
       SHARE AND ITS REVENUES.

    American Home faces intense competition from commercial banks, savings and loan associations and other finance and mortgage banking companies, as well as from Internet-based lending companies and other lenders participating on the Internet. Entry barriers in the mortgage industry are relatively low and increased competition is likely. As AHM Investment Corp. seeks to expand its business, it will face a greater number of competitors, many of whom will be well-established in the markets AHM Investment Corp. seeks to penetrate. Many of its competitors are much larger than AHM Investment Corp., have better name recognition than AHM Investment Corp. and have far greater financial and other resources. AHM Investment Corp. cannot assure you that it will be able to effectively compete against them or any future competitors.

    In addition, competition may lower the rates AHM Investment Corp. is able to charge borrowers, thereby potentially lowering the amount of income on future loan sales and sales of servicing rights. Increased competition also may reduce the volume of AHM Investment Corp.'s loan originations and loan sales. AHM Investment Corp. cannot assure you that AHM Investment Corp. will be able to compete successfully in this evolving market.

      THE SUCCESS AND GROWTH OF AHM INVESTMENT CORP.'S BUSINESS WILL DEPEND ON
       ITS ABILITY TO ADAPT TO TECHNOLOGICAL CHANGES.

    American Home's mortgage origination business is currently dependent on its ability to effectively interface with its customers and efficiently process loan applications and closings. The origination process is becoming more dependent on technology advancement, such as the ability to process applications over the Internet, accept electronic signatures, provide process status updates instantly and other customer expected conveniences. As these requirements increase in the future, AHM Investment Corp. will have to remain competitive with new technology and such additions may require significant capital expenditures.

      AHM INVESTMENT CORP. WILL FACE INTENSE COMPETITION FOR PERSONNEL THAT
       COULD HARM ITS BUSINESS AND IN TURN NEGATIVELY AFFECT THE MARKET PRICE OF ITS COMMON STOCK AND ITS ABILITY TO DISTRIBUTE DIVIDENDS.

    AHM Investment Corp.'s business will be dependent on the highly skilled, and often highly specialized, individuals it will employ. AHM Investment Corp.'s failure to recruit and retain qualified employees could significantly harm AHM Investment Corp.'s future operating results and may, in turn, negatively affect the market price of its common stock and its ability to pay dividends.

      THE LOSS OF KEY PURCHASERS OF AHM INVESTMENT CORP.'S LOANS OR A REDUCTION
       IN PRICES PAID COULD HARM AHM INVESTMENT CORP.'S FINANCIAL CONDITION.

    American Home sells substantially all of the mortgages it originates to institutional buyers. In 2002, 80% of the loans American Home sold were to three large national financial institutions, two of which compete with American Home directly for retail originations. If these financial institutions or any other significant purchaser of American Home's loans cease to buy its loans and equivalent purchasers cannot be found on a timely basis, then AHM Investment Corp.'s business and results of operations could be harmed. AHM Investment Corp.'s results of operations could also be harmed if these financial institutions or other purchasers lower the price they pay to American Home or adversely change the material terms of their loan purchases from American Home. The prices at which American Home sells its loans vary over time. A number of factors determine the price American Home receives for its loans. These factors include:

      o the number of institutions that are willing to buy American Home's loans;

      o     the amount of comparable loans available for sale;

      o     the levels of prepayments of, or defaults on, loans;

      o     the types and volume of loans American Home sells;

      o     the level and volatility of interest rates; and

      o     the quality of American Home's loans.

      FAILURE TO ATTRACT AND RETAIN QUALIFIED LOAN ORIGINATORS COULD HARM AHM
       INVESTMENT CORP.'S BUSINESS.

    American Home depends on its loan originators to generate customers by, among other things, developing relationships with consumers, real estate agents and brokers, builders, corporations and others, which American Home believes leads to repeat and referral business. Accordingly, AHM Investment Corp. must be able to attract, motivate and retain skilled loan originators. In addition, AHM Investment Corp.'s growth strategy contemplates hiring additional loan originators. The market for such persons is highly competitive and historically has experienced a high rate of turnover. Competition for qualified loan originators may lead to increased costs to hire and retain them. AHM Investment Corp. cannot guarantee that it will be able to attract or retain qualified loan originators. If AHM Investment Corp. cannot attract or retain a sufficient number of skilled loan originators, or even if AHM Investment Corp. can retain them but at higher costs, AHM Investment Corp.'s business and results of operations could be harmed.

      AMERICAN HOME'S NON-PRIME MORTGAGE BUSINESS SUBJECTS AMERICAN HOME TO
       GREATER RISKS THAN ITS PRIME BUSINESS AND IF AHM INVESTMENT CORP. WERE TO INCREASE ITS NON-PRIME MORTGAGE BUSINESS IN THE FUTURE, ITS BUSINESS COULD BECOME LESS STABLE.

    The non-prime mortgage banking industry is riskier than the prime mortgage business primarily because there is a greater risk of default and product offerings for non-prime mortgages frequently change, which may make selling a non-prime loan to AHM Investment Corp.'s institutional investors more difficult. If AHM Investment Corp. were to fail to address adequately the related risks, this failure could harm AHM Investment Corp.'s business and results of operations. The non-prime mortgage business recently has been subject to increased public and regulatory scrutiny, which has resulted and is expected to continue to result in more stringent regulation of this business. In addition, a number of companies engaged in this business have recently become subject to class-action lawsuits and regulatory actions alleging, among other things, improper marketing practices, improper account terms and fees and disclosure violations. American Home currently makes a limited number of loans to borrowers who have impaired or limited credit histories or higher debt-to-income ratios than prime mortgage lenders allow. For the year ended December 31, 2002, approximately 1.9% of the dollar amount, or 1.9% of the total number, of American Home's loans originated were categorized as non-prime. For the first three months of the calendar year 2003, those percentages were 1.3% and 1.7%, respectively.

      AMERICAN HOME'S FINANCIAL RESULTS FLUCTUATE AS A RESULT OF SEASONALITY AND
       OTHER FACTORS, INCLUDING THE DEMAND FOR MORTGAGE LOANS, WHICH MAKES IT DIFFICULT TO PREDICT AHM INVESTMENT CORP.'S FUTURE PERFORMANCE.

    American Home's business is generally subject to seasonal trends. These trends reflect the general pattern of resales of homes, which typically peak during the spring and summer seasons. American Home's quarterly results have fluctuated in the past and are expected to fluctuate in the future, reflecting the seasonality of the industry. Further, if the sale of a loan is postponed, the recognition of income from the sale is also postponed. If such a delay causes AHM Investment Corp. to recognize income in the next quarter, its results of operations for the previous quarter could be harmed. Unanticipated delays could also increase its exposure to interest rate fluctuations by lengthening the period during which AHM Investment Corp.'s variable rate borrowings under credit facilities are outstanding. If AHM Investment Corp.'s results of operations do not meet the expectations of its stockholders and securities analysts, then its common stock price may be harmed.

TAX RISKS RELATED TO AHM INVESTMENT CORP.

      OWNERSHIP LIMITATION MAY RESTRICT CHANGE OF CONTROL OR BUSINESS
       COMBINATION OPPORTUNITIES IN WHICH STOCKHOLDERS OF AHM INVESTMENT CORP. MIGHT OTHERWISE RECEIVE A PREMIUM FOR THEIR SHARES.

    In order for AHM Investment Corp. to qualify as a REIT, no more than 50% in value of its outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals during the last half of any calendar year. "Individuals" include natural persons, private foundations, some employee benefit plans and trusts, and some charitable trusts. In order to preserve AHM Investment Corp.'s REIT status, its charter generally prohibits any stockholder from directly or indirectly owning more than 6.5% of AHM Investment Corp.'s capital stock.

    The ownership limitation could have the effect of discouraging a takeover or other transaction in which holders of AHM Investment Corp.'s common stock might otherwise receive a premium for their shares over the then prevailing market price or which holders might believe to be otherwise in their best interests. See "Description of AHM Investment Corp. Capital Stock" and "Certain U.S. Federal Income Tax Consequences of AHM Investment Corp.'s Status as a REIT--Requirements for Qualification as a REIT."

      U.S. FEDERAL INCOME TAX REQUIREMENTS MAY RESTRICT AHM INVESTMENT CORP.'S
       OPERATIONS, WHICH COULD RESTRICT AHM INVESTMENT CORP.'S ABILITY TO TAKE ADVANTAGE OF ATTRACTIVE INVESTMENT OPPORTUNITIES, WHICH COULD NEGATIVELY AFFECT THE CASH AVAILABLE FOR DISTRIBUTION TO ITS STOCKHOLDERS.

    AHM Investment Corp.'s qualification and taxation as a REIT will depend upon its ability to meet, on a continuing basis, the REIT qualification tests set forth in the U.S. federal tax laws. The REIT qualification tests relate to the percentage of income that AHM Investment Corp. earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of its stock ownership and the percentage of its earnings that it distributes. Accordingly, AHM Investment Corp. may be prohibited from taking advantage of otherwise attractive investment opportunities. In addition, AHM Investment Corp. would be subject to a 100% tax rate on the net income it receives from investments in certain "prohibited transactions."

    Furthermore, pursuant to the merger agreement, American Home has agreed to retain 34% of Apex's assets that it acquires in connection with the merger for a 24-month period following the closing of the merger. This requirement may cause American Home to retain these assets during times it would otherwise prefer to sell, exchange or otherwise dispose of such assets, increasing the potential likelihood for increased losses or decreased gains with respect to those assets.

      AHM INVESTMENT CORP.'S OWNERSHIP OF AND RELATIONSHIP WITH ITS TAXABLE REIT
       SUBSIDIARIES WILL BE LIMITED AND A FAILURE TO COMPLY WITH THE LIMITS WOULD JEOPARDIZE AHM INVESTMENT CORP.'S REIT STATUS AND MAY RESULT IN THE APPLICATION OF A 100% EXCISE TAX.

    A REIT may own up to 100% of the stock of one or more taxable REIT subsidiaries. A taxable REIT subsidiary may earn income that would not be qualifying income if earned directly by the parent REIT. Overall, no more than 20% of the value of a REIT's assets may consist of stock or securities of one or more taxable REIT subsidiaries. A taxable REIT subsidiary will pay income tax at regular corporate rates on any income that it earns. In addition, the taxable REIT subsidiary rules limit the deductibility of interest paid or accrued by a taxable REIT subsidiary to its parent REIT. The rules also impose a 100% excise tax on certain transactions between a taxable REIT subsidiary and its parent REIT that are not conducted on an arm's-length basis.

    As a result of the reorganization, American Home and the subsidiaries of American Home in existence immediately prior to the effective time of the transactions will become taxable REIT subsidiaries of AHM Investment Corp. as of the closing of the transactions. As a result, all of AHM Investment Corp.'s operating businesses, including those currently operated by American Home, will be conducted after the completion of the transactions through taxable REIT subsidiaries. AHM Investment Corp.'s taxable REIT subsidiaries will pay corporate income tax on their taxable income, and their after-tax net income will be available for distribution to AHM Investment Corp. but is not required to be distributed to AHM Investment Corp.

    American Home believes that, as of the closing of the transactions, the aggregate value of American Home and the other taxable REIT subsidiary stock and securities owned by AHM Investment Corp. will be less than 20% of the value of AHM Investment Corp.'s total assets (including the taxable REIT subsidiary stock and securities). Furthermore, AHM Investment Corp. will monitor at all times the value of its investments in its taxable REIT subsidiaries for the purpose of ensuring compliance with the rule that no more than 20% of the value of its assets may consist of taxable REIT subsidiary stock and securities (which is applied at the end of each calendar quarter). In addition, AHM Investment Corp. will scrutinize all of its transactions with its taxable REIT subsidiaries for the purpose of ensuring that they are entered into on arm's-length terms in order to seek to avoid incurring the 100% excise tax described above. There can be no complete assurance, however, that AHM Investment Corp. will be able to comply with the 20% limitation on ownership of taxable REIT subsidiary stock and securities on an ongoing basis so as to maintain REIT status or to avoid application of the 100% excise tax imposed on certain non-arm's-length transactions.

      FAILURE TO MAKE REQUIRED DISTRIBUTIONS WOULD SUBJECT AHM INVESTMENT CORP.
       TO TAX, WHICH WOULD REDUCE THE CASH AVAILABLE FOR DISTRIBUTION TO ITS STOCKHOLDERS.

    In order to qualify as a REIT, an entity must distribute to its stockholders, each calendar year, at least 90% of its REIT taxable income, other than any net capital gain and excluding any retained earnings of taxable REIT subsidiaries. To the extent that a REIT satisfies the 90% distribution requirement, but distributes less than 100% of its taxable income, it will be subject to federal corporate income tax on its undistributed income. In addition, the REIT will incur a 4% nondeductible excise tax on the amount, if any, by which its distributions in any calendar year are less than the sum of:

      o     85% of its ordinary income for that year;

      o     95% of its capital gain net income for that year; and

      o     100% of its undistributed taxable income from prior years.

    AHM Investment Corp. intends to pay out its REIT taxable income to its stockholders in a manner intended to satisfy the 90% distribution requirement and to avoid both corporate income tax and the 4% excise tax. See "Certain U.S. Federal Income Tax Consequences of AHM Investment Corp.'s Status as a REIT--Requirements for Qualification as a REIT--Annual Distribution Requirements." However, there is no requirement that taxable REIT subsidiaries distribute their after-tax net income to their parent REIT or its stockholders and AHM Investment Corp.'s taxable REIT subsidiaries may elect not to make any distributions to AHM Investment Corp.

    AHM Investment Corp.'s taxable income may substantially exceed its net income as determined based on generally accepted accounting principles because, for example, capital losses will be deducted in determining its GAAP income, but may not be deductible in computing its taxable income. In addition, AHM Investment Corp. may invest in assets that generate taxable income in excess of economic income or in advance of the corresponding cash flow from the assets, referred to as phantom income. Although some types of phantom income are excluded in determining the 90% distribution requirement, AHM Investment Corp. will incur corporate income tax and the 4% excise tax with respect to any phantom income items if it does not distribute those items on an annual basis. As a result of the foregoing, AHM Investment Corp. may generate less cash flow than taxable income in a particular year. In that event, AHM Investment Corp. may be required to use cash reserves, incur debt, or liquidate non-cash assets at rates or times that it regards as unfavorable in order to satisfy the REIT distribution requirement and to avoid corporate income tax and the 4% excise tax in that year.

      FAILURE TO QUALIFY AS A REIT WOULD SUBJECT AHM INVESTMENT CORP. TO U.S.
       FEDERAL INCOME TAX, WHICH WOULD REDUCE THE CASH AVAILABLE FOR DISTRIBUTION TO ITS STOCKHOLDERS.

    If AHM Investment Corp. fails to qualify for taxation as a REIT in any taxable year, and certain relief provisions do not apply, AHM Investment Corp. will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Distributions to stockholders in any year in which AHM Investment Corp. fails to qualify as a REIT will not be deductible by AHM Investment Corp. nor will they be required to be made under the Internal Revenue Code. In such event, to the extent of current and accumulated earnings and profits, all distributions to stockholders will be taxable as ordinary income, and, subject to certain limitations of the Internal Revenue Code, corporate distributees may be eligible for the dividends received deduction. Unless AHM Investment Corp., is entitled to relief under specific statutory provisions, it will also be disqualified from taxation as a REIT for the four taxable years following the year during which the disqualification occurred. It is not possible to state whether in all circumstances AHM Investment Corp. would be entitled to such statutory relief.

    Furthermore, in the event that Apex has failed to qualify for taxation as a REIT and certain relief provisions do not apply, AHM Investment Corp. will also be disqualified from taxation as a REIT for the four taxable years following the year during which the disqualification occurred.

    If AHM Investment Corp. satisfies the requirements for qualification and taxation as a REIT, it may nevertheless be subject to taxes (and possibly excise taxes) on undistributed income, net income from certain prohibited transactions, and state and local taxes.

      AHM INVESTMENT CORP. MAY INCUR EXCESS INCLUSION INCOME THAT WOULD INCREASE
       THE TAX LIABILITY OF ITS STOCKHOLDERS.

    If AHM Investment Corp. realizes excess inclusion income and allocates it to taxable stockholders, this income cannot be offset by net operating losses. If the stockholder is a tax-exempt entity, then this income would be fully taxable as unrelated business taxable income referred to as "UBTI" under Section 512 of the Internal Revenue Code. If the stockholder is foreign, then the excess inclusion income would be subject to U.S. federal income tax withholding without reduction pursuant to any otherwise applicable income-tax treaty.

    AHM Investment Corp. will realize excess inclusion income if it holds residual interests in a REMIC or if it issues debt obligations with two or more maturities and the terms of the payments on these obligations bear a relationship to the payments that it received on its mortgage-related assets securing those debt obligations.

    AHM Investment Corp. will generally structure its borrowing arrangements in a manner designed to avoid generating significant amounts of excess inclusion income. AHM Investment Corp. will, however, enter into various reverse repurchase agreements that have differing maturity dates and afford the lender the right to sell any pledged mortgage securities if AHM Investment Corp. defaults on its obligations. The Internal Revenue Service may determine that these borrowings give rise to excess inclusion income that should be allocated among stockholders.

    Also, in the event that AHM Investment Corp. invests in equity securities of other REITs that earn excess inclusion income, it may be required to allocate the excess inclusion income to its stockholders which may result in the recognition of UBTI.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

    This joint proxy statement/prospectus contains "forward-looking statements." These statements may be made directly in this joint proxy statement/prospectus by reference to other documents filed with the Securities and Exchange Commission, or SEC, by American Home and Apex, and they also may be made a part of this joint proxy statement/prospectus by reference to other documents filed with the SEC by American Home and Apex, which is known as "incorporation by reference."

    Some of the forward-looking statements can be identified by the use of forward-looking words, such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or the negative of those words or other comparable terminology. All statements other than statements of historical fact included in this joint proxy statement/prospectus regarding the reorganization, the merger, the share issuance, and the strategy, future performance, developments, events, market forecasts, revenues, expenses, earnings, book value, run rates, projected costs, projected dividends, prospects, plans and objectives and any other guidance on present or future periods of the management of AHM, Apex and AHM Investment Corp. constitute forward-looking statements. These forward-looking statements are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, without limitation, the overall environment for interest rates and their subsequent effect on the business of American Home and/or Apex; potential fluctuations in American Home's or Apex's or, after the merger, AHM Investment Corp.'s operating results and/or book value; repayment speeds within the mortgage-backed securities market; risk associated with equity investments and the general volatility of the capital markets and the market price of American Home's and Apex's common stock or, after the merger, AHM Investment Corp.'s common stock; failure to complete the merger; competition for business and personnel; American Home's and/or Apex's need for additional capital; dividends declared by Apex or, after the merger, AHM Investment Corp. that are not as high as expected; failure to achieve synergies; federal and state regulation of mortgage banking; differences in the actual allocation of American Home's or Apex's assets from those assumed; general economic, political, market, financial or legal conditions; and risks described in risk factors contained in documents incorporated by reference into this joint proxy statement/prospectus. In addition to the risks related to the businesses of American Home and Apex, the factors related to the transactions and AHM Investment Corp. discussed under "Risk Factors," among others, could cause actual results to differ materially from those described in the forward-looking statements. Stockholders are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this joint proxy statement/prospectus or as of the date of any document incorporated by reference in this joint proxy statement/prospectus, as applicable. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from expectations. None of American Home, Apex or AHM Investment Corp. is under any obligation, and each expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

    For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the annual reports on Form 10-K and the quarterly reports on Form 10-Q that American Home and Apex file with the SEC.

    All forward-looking statements in this joint proxy statement/prospectus attributable to American Home, Apex and AHM Investment Corp. or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

    This joint proxy-statement/prospectus contains statistics and other data that have been obtained from, or compiled from, information made available by third parties. These statistics and other data have not been prepared by us and we accept no responsibility for the accuracy of that information.

                        THE AMERICAN HOME SPECIAL MEETING

    We are furnishing this joint proxy statement/prospectus to American Home stockholders as part of the solicitation of proxies by the American Home board of directors for use at the American Home special meeting.

Date, Time and Place

    American Home will hold the American Home special meeting on [  ], 2003, at
10:30 a.m., Eastern Time, at [    ] located at [    ], New York, New York [  ].

Purpose of the American Home Special Meeting

    At the American Home special meeting, we are asking holders of record of American Home common stock on [ ], 2003 to consider and vote on a proposal to approve the reorganization, a proposal to approve the issuance of shares of AHM Investment Corp. common stock to Apex's stockholders in the merger, a proposal to adopt Apex's stock option plan and to act upon such other matters as may properly come before the American Home special meeting or any adjournment or postponement of the meeting. American Home, as the sole stockholder of AHM Investment Corp., has approved the merger and the other transactions contemplated by the merger agreement, other than the share issuance. See "The Transactions" and "Description of the Transaction Agreements--The Merger Agreement."

    The American Home board of directors, after due consideration, unanimously:

      o determined that the merger and the transactions contemplated by the merger agreement are advisable and fair to, and in the best interests of, American Home and its stockholders;

      o adopted and approved the merger agreement and approved the merger and the other transactions contemplated by the merger agreement, including the share issuance, and approved the reorganization;

      o directed that the proposals approving the reorganization, the share issuance and adoption of Apex's stock option plan be submitted to a vote at a special meeting of American Home stockholders; and

      o recommended that the American Home stockholders approve the reorganization, recommended that the American Home stockholders approve the share issuance and recommended that the American Home stockholders approve the adoption of Apex's stock option plan.

    The American Home board of directors unanimously recommends that the American Home stockholders vote "FOR" approval of the reorganization, "FOR" approval of the share issuance and "FOR" adoption of Apex's stock option plan.

    Certain directors and officers of American Home will receive financial and other benefits in connection with the transactions. For a discussion of the interests of certain persons in the transactions, see "The
Transactions--Interests of Certain Persons in the Transactions."

    If there are not enough affirmative votes initially present or represented by proxy at the American Home special meeting to approve the reorganization and share issuance, the chairman of the meeting might move to adjourn the meeting to permit future solicitation of proxies by American Home, its board and its proxy solicitator in hope of obtaining a sufficient number of proxies to approve the reorganization and share issuance. Approval of the adjournment proposal is not a condition to the reorganization and share issuance. Approval of the adjournment proposal would permit the adjournment of the special meeting to solicit additional proxies. American Home's board of directors unanimously recommends that you vote "FOR" the adjournment proposal.

American Home Record Date; Shares Entitled to Vote; Quorum

    Only holders of record of American Home common stock at the close of business on [ ], 2003, the record date for the American Home special meeting, are entitled to notice of and to vote at the American Home special meeting. On the record date, approximately [ ] shares of American Home common stock were issued and outstanding and held by approximately [ ] holders of record. A quorum will be present at the American Home special meeting if a majority of the votes entitled to be cast are present, in person or by proxy. If a quorum is not present at the American Home special meeting, we expect that the meeting will be adjourned to solicit additional proxies. Holders of record of American Home common stock on the American Home record date are entitled to one vote per share on the proposal to approve the reorganization and the proposal to approve the issuance of shares of AHM Investment Corp. common stock to Apex's stockholders in the merger.

Vote Required

    The affirmative vote of a majority of the shares of common stock of American Home outstanding and entitled to vote as of the record date is required to approve the reorganization, and the affirmative vote of a majority of shares of common stock of American Home present or represented in person or by proxy at the special stockholder meeting is required to approve the share issuance and adoption of Apex's stock option plan. If the American Home stockholders approve the share issuance, American Home, as the sole stockholder of AHM Investment Corp., will execute a written consent approving the share issuance prior to completion of the transactions.

    Completion of the merger is contingent upon completion of the reorganization. Accordingly, approval by American Home stockholders of both the reorganization and the share issuance is necessary to complete the merger.

Voting by American Home Directors and Executive Officers

    At the close of business on [ ], 2003, American Home directors and executive officers owned and were entitled to vote [ ] shares of American Home common stock, representing, in the aggregate, [ ]% of the outstanding voting power of American Home common stock on that date. The members of the American Home board of directors, collectively owning approximately [ ]% of the outstanding shares of American Home common stock as of the date of this joint proxy statement/prospectus, have agreed to hold and vote, or cause to be voted, all of the shares of American Home common stock owned by such holders in favor of the reorganization, the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger and adoption of Apex's stock option plan, except that one American Home director has retained the right to sell or dispose of up to 10% of his American Home shares (i.e., up to 47,377 shares) prior to the American Home stockholder meeting.

Voting of Proxies

    All shares represented by properly executed proxies received at or in advance of the American Home special meeting will be voted at the meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted for the approval of all proposals.

    American Home common stock represented at the American Home special meeting but not voting, including American Home common stock for which proxies have been received but for which holders of shares have abstained, will be treated as present at the American Home special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

    When an eligible voter attends the American Home special meeting but decides not to vote (either in person or by proxy), such holder's decision not to vote is called an abstention. Properly executed proxy cards that are marked "abstain" on any proposal will be treated as abstentions for that proposal. Abstention shares are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will have the same effect as votes against a proposal if the vote required is a majority or some other percentage of all the votes entitled to be cast, or a majority of the shares of common stock represented in person or by proxy at the meeting.

    As a result, an abstention will have the same effect as a vote against the approval of the reorganization proposal, the share issuance proposal and the stock option plan proposal.

    Many of American Home's investors do not hold American Home shares directly, but instead hold the shares in "street name" through their brokers. Brokers holding shares for their clients generally do not have authority to vote those shares on extraordinary proposals such as the reorganization proposal and the share issuance proposal, unless the client provides specific voting instructions to the broker. When no such instructions are received, brokers are generally required to return the proxy card (or a substitute) marked with an indication that the broker lacks voting power for the proposal. This type of response is known as a broker non-vote, and will not be counted as a vote "for" or "against" the share issuance proposal or the adoption of Apex's stock option plan. However, a broker non-vote will have the same effect as a vote against the approval of the reorganization proposal. If an American Home stockholder owns shares through a broker and attends the American Home special meeting, the stockholder should bring a letter from that stockholder's broker identifying that stockholder as the beneficial owner of the shares and acknowledging that such stockholder will vote its shares.

    American Home does not expect that any matter other than the proposals to approve the reorganization, the share issuance and adoption of Apex's stock option plan will be brought before the American Home special meeting. If, however, other matters are properly presented at the American Home special meeting, the individuals named as proxies will vote in accordance with the recommendation of the American Home board of directors.

Revocability of Proxies

    Submitting a proxy on the enclosed form does not preclude an American Home stockholder from voting in person at the American Home special meeting. An American Home stockholder may revoke a proxy at any time before it is voted by filing with American Home a duly executed revocation of proxy, by submitting a duly executed proxy to American Home with a later date or by appearing at the American Home special meeting and voting in person. American Home stockholders may revoke a proxy by any of these methods, regardless of the method used to deliver a stockholder's previous proxy. Attendance at the American Home special meeting without voting will not in itself revoke a proxy.

Solicitation of Proxies

    American Home and Apex will share equally the expenses incurred in connection with the printing and mailing of this joint proxy statement/prospectus. In addition to solicitation by mail, the directors, officers and employees of American Home and its subsidiaries, who will not be specially compensated, may solicit proxies from American Home stockholders by telephone, facsimile, telegram or other electronic means or in person. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and American Home will reimburse them for their reasonable out-of-pocket expenses.

    American Home will mail a copy of this joint proxy statement/prospectus to each holder of record of American Home common stock on the record date of the American Home special meeting.

    You should not send in any American Home stock certificates with your proxy card. A letter of transmittal with instructions for the surrender of your American Home stock certificates will be mailed to you as soon as practicable after completion of the transactions.

    American Home has retained [        ] to assist in the solicitation of
proxies from banks, brokerage firms, nominees, institutional holders and individual investors for a fee of $[ ] plus reimbursement for expenses.

                            THE APEX SPECIAL MEETING

    We are furnishing this joint proxy statement/prospectus to Apex stockholders as part of the solicitation of proxies by the Apex board of directors for use at the Apex special meeting.

Date, Time and Place

    Apex will hold its special meeting on [ ], [ ], 2003, at [ ] a.m., Pacific Time, at the Los Angeles Marriott Downtown Hotel located at 333 South Figueroa Street, Los Angeles, California 90071.

Purpose of the Apex Special Meeting

    At the Apex special meeting, we are asking holders of record of Apex common stock on [ ], 2003 to consider and vote on a proposal to approve the merger of Apex with and into AHM Investment Corp., with AHM Investment Corp. being the surviving corporation pursuant to the merger agreement by and among Apex, American Home and AHM Investment Corp., and the other transactions contemplated by the merger agreement, or the "merger proposal," and to act upon such other matters as may properly come before the Apex special meeting or any adjournment or postponement thereof, including any proposal to postpone or adjourn the Apex special meeting. See "The Transactions" and "Description of the Transaction Agreements--The Merger Agreement."

    The Apex board of directors, upon the unanimous approval and recommendation of a special committee consisting entirely of independent directors, after due consideration, by unanimous vote:

      o determined that the merger proposal is advisable to Apex and its stockholders;

      o approved the merger and approved and adopted the merger agreement and the other transactions contemplated by the merger agreement;

      o directed that the merger proposal be submitted to a vote at a special meeting of Apex stockholders; and

      o     recommended that Apex stockholders approve the merger proposal.

    The special committee of the Apex board of directors and the Apex board of directors unanimously recommends that Apex stockholders vote "FOR" the approval of the merger proposal.

    Certain directors and officers of Apex will receive financial and other benefits in connection with the transactions. For a discussion of the interests of certain persons in the transactions, see "The Transactions--Interests of Certain Persons in the Transactions."

    If there are not enough affirmative votes initially present or represented by proxy at the Apex special meeting to approve the merger proposal, the chairman of the meeting might move to adjourn the meeting to permit future solicitation of proxies by Apex, its board and its proxy solicitator in hope of obtaining a sufficient number of proxies to approve the merger proposal. Approval of the adjournment proposal is not a condition to the merger proposal. Approval of the adjournment proposal would permit the adjournment of the special meeting to solicit additional proxies. Apex's board of directors unanimously recommends that you vote "FOR" the adjournment proposal.

Apex Record Date; Shares Entitled to Vote; Quorum

    Only holders of record of Apex common stock at the close of business on [ ], 2003, the record date for the Apex special meeting, are entitled to notice of and to vote at the Apex special meeting. On the record date, approximately [ ] shares of Apex common stock were issued and outstanding and held by approximately [ ] holders of record. A quorum will be present at the Apex special meeting if stockholders entitled to cast a majority of the votes entitled to be cast at the meeting are present, in person or by proxy. If a quorum is not present at the Apex special meeting, we expect that the meeting will be adjourned to solicit additional proxies. Holders of record of Apex common stock on the Apex record date are entitled to one vote per share on the merger proposal.

Vote Required

    The approval of the merger proposal by Apex stockholders requires the affirmative vote of the holders of two-thirds of the Apex common shares outstanding and entitled to vote at the special stockholder meeting as of the Apex record date, either in person or by proxy. An abstention or failure to vote will have the same effect as a vote against the merger proposal.

Voting by Apex Directors and Executive Officers

    At the close of business on [ ], 2003, Apex directors and executive officers owned and were entitled to vote [ ]% of the Apex common stock outstanding on that date. Each Apex director and executive officer has agreed to hold and vote, or cause to be voted, all of the Apex common stock owned by such holder for the approval of the merger and the other transactions contemplated by the merger agreement.

Voting of Proxies

    All shares represented by properly executed proxies received at or in advance of the Apex special meeting will be voted at the meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted for the approval of the merger proposal.

    Apex common stock represented at the Apex special meeting but not voting, including Apex common stock for which proxies have been received but for which holders of shares have abstained, will be treated as present at the Apex special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

    When an eligible voter attends the Apex special meeting but decides not to vote (either in person or by proxy), such holder's decision not to vote is called an abstention. Properly executed proxy cards that are marked "abstain" on any proposal will be treated as abstentions for that proposal. Abstention shares are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will have the same effect as votes against a proposal if the vote required is a majority or some other percentage of all the votes entitled to be cast.

    As a result, an abstention or failure to vote will have the same effect as a vote against the approval of the merger proposal.

    Many of Apex's investors do not hold Apex shares directly, but instead hold the shares in "street name" through their brokers. Brokers holding shares for their clients generally do not have authority to vote those shares on extraordinary proposals such as the merger proposal, unless the client provides specific voting instructions to the broker. When no such instructions are received, brokers are generally required to return the proxy card (or a substitute) marked with an indication that the broker lacks voting power for the proposal. This type of response is known as a broker non-vote, and will have the same effect as a vote against the merger proposal. If an Apex stockholder owns shares through a broker and attends the Apex special meeting, the stockholder should bring a letter from that stockholder's broker identifying that stockholder as the beneficial owner of the shares and acknowledging that such stockholder will vote its shares.

    Apex does not expect that any matter other than the merger proposal will be brought before the Apex special meeting. If, however, other matters are properly presented at the Apex special meeting, the individuals named as proxies will vote in accordance with the recommendation of the Apex board of directors.

Revocability of Proxies

    Submitting a proxy on the enclosed form does not preclude an Apex stockholder from voting in person at the Apex special meeting. An Apex stockholder may revoke a proxy at any time before it is voted by filing with Apex a duly executed revocation of proxy, by submitting a duly executed proxy to Apex with a later date or by appearing at the Apex special meeting and voting in person. Apex stockholders may revoke a proxy by any of these methods, regardless of the method used to deliver a stockholder's previous proxy. Attendance at the Apex special meeting without voting will not in itself revoke a proxy.

Solicitation of Proxies

    American Home and Apex will share equally the expenses incurred in connection with the printing and mailing of this joint proxy statement/prospectus. In addition to solicitation by mail, the directors, officers and employees of Apex and its subsidiaries, who will not be specially compensated, may solicit proxies from Apex stockholders by telephone, facsimile, telegram or other electronic means or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and Apex will reimburse them for their reasonable out-of-pocket expenses.

    Apex will mail a copy of this joint proxy statement/prospectus to each holder of record of Apex common stock on the record date of the Apex special meeting.

    You should not send in any Apex stock certificates with your proxy card. A letter of transmittal with instructions for the surrender of your Apex stock certificates will be mailed to you as soon as practicable after completion of the transactions.

    Apex has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies from banks, brokerage firms, nominees, institutional holders and individual investors for a fee of $[ ] plus reimbursement for expenses.

                        BUSINESS OF AHM INVESTMENT CORP.

    American Home formed AHM Investment Corp. on July 11, 2003. To date, AHM Investment Corp. has not conducted any activities other than those incident to its formation, the execution of the merger agreement and the preparation of this joint proxy statement/prospectus. Upon completion of the reorganization and the merger, American Home will be a wholly-owned subsidiary of AHM Investment Corp. and Apex will be merged with and into AHM Investment Corp. The business of AHM Investment Corp. will be the continuation of the businesses of both American Home and Apex before the merger. The current directors and officers of American Home will be the directors and officers of AHM Investment Corp.

General

    Business of American Home

    American Home is a mortgage banking company engaged in two business segments: originating residential mortgage loans and servicing residential mortgage loans.

    American Home's origination segment makes home loans to consumers and then resells those home loans into the secondary mortgage market. Lending is conducted through 211 loan production offices located in 37 states across the county, through mortgage brokers and through three Internet call-centers that serve customers located in all 50 states. In 2002, the community loan offices, mortgage brokers and Internet call-centers accounted for 72%, 15% and 13%, respectively, of American Home's originations. American Home offers a broad array of mortgage products, but primarily makes high-credit-quality loans; more than 80% of its originations are eligible for Fannie Mae, Freddie Mac or Ginnie Mae, while most of the balance of its loans are jumbo loans for borrowers with FICO credit scores above 660.

    American Home has grown its loan origination franchise substantially since becoming a public company in October, 1999. This year, American Home expects that total loan originations will be approximately $22 billion, compared to $12.2 billion in 2002, $7.8 billion in 2001 and $3.0 billion in 2000. American Home's growth has resulted from growing its network of loan production offices primarily by acquisitions, and to a lesser extent by increasing its originations from mortgage brokers and growing its Internet business. American Home has grown its loan production offices to 211 on June 30, 2003 from 28 in October, 1999 by acquiring small to mid-sized mortgage businesses on favorable terms. American Home has completed six such acquisitions since December, 1999. When it acquired a small or mid-sized mortgage business, American Home sought to accomplish three synergies. First, it reduces operational costs by supporting the acquired business with its existing capabilities and by eliminating duplicative costs in the acquired business' support structure. Second, it improves the prices obtained for the acquired business' loan production by substituting American Home's more robust secondary marketing capabilities for those of the acquired business. Thirdly, American Home improved the marketing capabilities of the acquired business by providing its marketing capabilities to the acquired business' loan production offices.

    Growth in American Home's business with mortgage brokers has resulted from adding additional mortgage broker account representatives and corresponding management and by increasing the depth of its mortgage broker support capabilities. Originations from mortgage brokers has grown to $677 million in the first quarter of 2003 from $202 million in the first quarter of 2002. American Home's Internet business, which operates under the name MortgageSelect.com, has grown as a result of new marketing agreements with entities that can provide additional customers to MortgageSelect. In the first quarter of 2003, MortgageSelect originations were $509 million compared to $513 million in the first quarter of 2002.

    American Home's servicing business entails administering existing mortgage loans owned by Fannie Mae, Freddie Mac, Ginnie Mae, the State of Maryland Housing Authority and other institutional mortgage holders. Administrative responsibilities include responding to customers inquiring about their loans, collecting mortgage payments, ensuring that proper homeowners' insurance is in place with respect to the underlying collateral securing the mortgage loans and recovering and reselling collateral on defaulted loans. Currently, American Home services approximately 67,857 loans with an aggregate principal balance of approximately $7.2 billion. American Home receives an annual fee for servicing mortgage loans, ranging generally from 1/4% to 1/2% of the outstanding principal balances of the loans, and generates other revenue from its loan servicing business such as late fees. Virtually all of the loans being serviced by American Home were originated by it, or its successors, with the exception of certain loans owed by the State of Maryland Housing Authority, for which American Home is the master servicer. In general, mortgage servicing rights lose value when mortgage rates decline, as increased refinancing decreases the expected life of the loans in the servicing portfolio. As a result of the impact of falling interest rates, American Home's servicing segment has been experiencing losses.

    American Home views its loan origination and loan servicing segments as counterbalancing businesses because, during periods of falling interest rates, the results from originations are expected to be strong while the servicing business is expected to experiences losses. Conversely, during periods of rising interest rates, the results from originations are expected to diminish while servicing is expected to produce profits. Despite this expected counterbalancing, the overall impact of rising interest rates is projected to reduce American Home's profitability, since the diminished results from originations are not projected to be fully offset by servicing profits.

    Business of Apex

    Apex invests in investment grade residential mortgage-backed securities guaranteed by Fannie Mae, Freddie Mac and Ginnie Mae and from time to time invests in debt and equity securities of companies engaged in real estate-related and other businesses. Apex is externally managed by TCW Management, an affiliate of The TCW Group, Inc. Apex is structured as a REIT for U.S. federal income tax purposes.

    See "Risk Factors" for a discussion of the various risk factors relating to the businesses of American Home and Apex.

    Business of AHM Investment Corp.

    AHM Investment Corp. intends to succeed to the business of American Home and Apex. In addition, AHM Investment Corp. will elect to be a REIT for U.S. federal income tax purposes. AHM Investment Corp.'s REIT-eligible assets and activities will be held and performed at the parent level or in qualified REIT subsidiaries, while AHM Investment Corp.'s assets and activities that are not REIT-eligible, such as American Home's mortgage origination and mortgage servicing segments, will be held and performed in taxable REIT subsidiaries of AHM Investment Corp. Any profits attributable to the businesses of such taxable REIT subsidiaries will be fully subject to corporate income tax, and after-tax net income of these subsidiaries may be retained by the subsidiary or distributed up to AHM Investment Corp. Any such distribution to AHM Investment Corp. will be subject to REIT rules requiring the payment of dividends to stockholders. AHM Investment Corp. will be self-managed; Apex's external management agreement with TCW Management will be terminated upon completion of the merger of Apex into AHM Investment Corp.

    Upon completion of the transactions, AHM Investment Corp. is expected to have an equity capital base in excess of $[ ] dollars, total assets in excess of $[ ] and more than 3,500 employees in 211 offices across the United States. AHM Investment Corp.'s structure is expected to provide it with a diversified income stream and its stockholders with dividend income in a tax-efficient manner. In comparison to either American Home's or Apex's current business structure, AHM Investment Corp.'s earnings will be diversified between net interest income from holdings of mortgage-backed securities, mortgage origination and mortgage servicing, and will be less cyclical and less dependent on mortgage refinancing activity. For example, American Home expects that, without the Apex merger, the sources of its 2004 income would be approximately 73% from mortgage originations and approximately 27% from its mortgage loan servicing business. American Home expects that, if the merger with Apex is completed, approximately 47% of AHM Investment Corp.'s projected earnings in 2004 will come from its holdings of mortgage-backed securities, approximately 38% will come from mortgage originations and approximately 15% will come from its loan servicing business. This represents a more varied earnings mix that is less dependent on mortgage refinancing activity.

    AHM Investment Corp.'s Mortgage Securities Holdings

    Pursuant to the merger agreement, AHM Investment Corp. has agreed to retain 34% of Apex's assets that it acquires in connection with the merger for a 24-month period following the closing of the merger, In turn, Apex has agreed that its asset portfolio at the time of closing will meet the investment guidelines set forth in the merger agreement. In particular, at least 34% of Apex's portfolio must consist of short-term ARMs, consistent with American Home's, and subsequently AHM Investment Corp.'s investment strategy. Immediately after the merger, it is expected that AHM Investment Corp.'s portfolio will be composed of mostly adjustable rate, self-originated mortgage securities weighted toward securities with relatively frequent interest rate resets. The estimated break-out of securities holdings by product type is as follows:

                               [GRAPHIC OMITTED]

      o 5/1 ARMs are ARMs that have fixed rates for the first five years and then become one year adjustable rate loans thereafter;

      o 3/1 ARMs are ARMs that have fixed rates for the first three years and then become one year adjustable rate loans thereafter;

      o 6m ARMs are ARMs that have rates that adjust every 6 months; o 1/1 ARMs are ARMs that have rates that adjust every year; and

      o 7/1 ARMs are ARMs that have fixed rates for the first seven years and then become one year adjustable rate loans thereafter.

    The net interest income from holding these securities is expected to be largely tax exempt as a result of AHM Investment Corp.'s contemplated REIT status.

    AHM Investment Corp. expects that, after a build-up period, most of the mortgage-backed securities it will hold will be created from its own loan originations that will be sourced from mortgage applications brokered to it by its taxable subsidiaries in exchange for fair market consideration. AHM Investment Corp. projects that by self-originating its securities holdings from loan applications originated by its taxable subsidiaries, its holdings will be created at a lower price than if those same securities were purchased in the capital markets. Consequently, AHM Investment Corp. projects that its return from holding securities will be increased, and its prepayment risk associated with holding those securities will be diminished, as a result of its self-origination capability. Specifically, AHM Investment Corp. estimates that, given today's market characteristics, the return on equity invested in AHM Investment Corp.'s mortgage securities will be approximately 4% greater than the return that would be achieved without the benefit of self-originating its mortgage securities.

    AHM Investment Corp.'s Mortgage Origination and Servicing

    AHM Investment Corp. will succeed to American Home's mortgage origination and mortgage servicing businesses through taxable subsidiaries. In order to achieve future growth, the origination business will attempt to utilize the same drivers that have enabled its growth to date. One of these drivers is the acquisition of small to mid-sized mortgage companies that offer the potential for reduced costs, better secondary mortgage market execution and improved marketing capability. Other growth drivers include additional sales and support capabilities for the mortgage broker business and additional sources of customers for MortgageSelect. AHM Investment Corp.'s servicing business is expected to grow in part because it will be used to service the mortgage loans underlying AHM Investment Corp.'s mortgage securities holdings. It will also continue to service loans for other institutional loan holders. AHM Investment Corp.'s taxable subsidiaries are expected to retain some of their earnings to support their growth.

    For more information on American Home and Apex, see "Where You Can Find More Information" on page [ ] and the documents that are incorporated into this joint proxy statement/prospectus by reference.

Investment and Operational Policies of AHM Investment Corp.

    AHM Investment Corp.'s investment strategy is subject to change if and when its board of directors determines that a change in investment strategy is in the best interest of AHM Investment Corp.'s stockholders. In general, AHM Investment Corp.'s expected strategy is to hold a portfolio of ARM mortgage-backed securities, primarily consisting of self-originated ARM securities, with interest rates that reset from every six months to every five years. The ARM securities are expected to be backed primarily by first mortgages on one- to four-family dwellings and are expected to be either obligations of Fannie Mae, Freddie Mac or Ginnie Mae or have an S&P or Moody's rating of AAA.

    AHM Investment Corp.'s expected strategy is that the mortgage-backed securities in its portfolio will be nearly "match funded," meaning that the duration of its assets will be similar to the duration of the liabilities associated with those assets, in an attempt to reduce the impact that a change in interest rates will have on the net economic value of AHM Investment Corp.'s assets and the associated liabilities. In addition, AHM Investment Corp.'s expected strategy is to reduce the exposure of the net economic value of its assets and their associated liabilities to changes in the difference between short- and long-term interest rates by staggering the maturities of those liabilities. AHM Investment Corp. expects to hold its mortgage-backed securities at least until the interest rates on those securities adjust in accordance with the terms of the underlying loans, which in most cases is several years. However, if AHM Investment Corp.'s investment strategy changes for any reason, the holding period for its mortgage-backed securities may be shorter than currently projected. AHM Investment Corp. expects to leverage its portfolio but plans to maintain an equity investment in its portfolio ranging from 8% to 12%. The initial equity investment AHM Investment Corp. expects to make in its portfolio of mortgage-backed securities will range from $200 million to $210 million, and its total holdings are anticipated to be $1.75 billion to $2.5 billion.

    AHM Investment Corp.'s investment strategy is focused on trying to gain additional yield without substantial added risk by self-originating its mortgage-backed securities holdings. By closing and securitizing loans, rather than buying securities in the capital markets, AHM Investment Corp. will seek to reduce its cost basis in its portfolio, and consequently will seek to enhance its returns from those securities. A lower cost basis would reduce the loss AHM Investment Corp. could suffer from repayment of its securities or otherwise, and would thereby reduce that risk.

    AHM Investment Corp. will not be able to produce the $1.75 billion to $2.5 billion of ARM mortgage-backed securities it anticipates holding for a number of months because the majority of its originations are currently fixed-rate. Consequently, for a period of approximately six months, the portfolio will include a substantial amount of ARM mortgage-backed securities purchased in the capital markets. After this six-month period, it is anticipated that self-originated mortgage-backed securities will be substituted for purchased securities, subject to AHM Investment Corp.'s obligation to hold at least 34% of the assets of Apex for a period of two years.

    If AHM Investment Corp. changes its investment strategy, the new strategy may entail more risk of loss than its currently anticipated investment strategy. Alternative strategies that the board of directors of AHM Investment Corp. may elect to put in place include:

      o purposefully exposing the value of AHM Investment Corp.'s holdings to changes in interest rates or changes in the difference between short and long-term rates;

      o     holding more securities that have a lower credit rating than AAA;

      o holding securities backed by assets other than one- to four-family dwellings;

      o increasing the leverage so that the equity investment AHM Investment Corp. maintains in its holdings is less than 8%;

or some combination of the above, or other strategies that may entail a higher degree of risk. AHM Investment Corp. need not seek stockholder approval nor notify stockholders prior to changing its investment strategy.

    AHM Investment Corp. will be an opportunistic investor and will not have specific guidelines or policies dictating specific investment or operating restrictions. It is possible that AHM Investment Corp. will make investments that have a high risk profile relative to the anticipated returns, which could result in losses that would negatively impact AHM Investment Corp.'s operating results. AHM Investment Corp. may take the following actions without the consent of AHM Investment Corp. stockholders: (i) borrow money; (ii) make loans to other companies; (iii) invest in securities of other issuers for the purpose of exercising control; (iv) sell existing investments and make additional investments; and (v) repurchase or otherwise reacquire its shares. AHM Investment Corp. also may issue preferred stock that has liquidation and dividend preferences over the outstanding common stock or offer securities in exchange for property. AHM Investment Corp. plans to distribute an annual report, including AHM Investment Corp.'s audited financial statements, to stockholders as required under the securities laws. AHM Investment Corp. currently has no plan to underwrite the securities of other issuers.

    The business of AHM Investment Corp., including a detailed composition of its portfolio by product type, is set forth under "AHM Investment Corp.'s Mortgage Securities Holdings" on page [ ].

            DIRECTORS AND EXECUTIVE OFFICERS OF AHM INVESTMENT CORP.

    Directors and Executive Officers

    Upon completion of the merger, the board of directors of AHM Investment Corp. will have six members, consisting of the American Home board of directors immediately prior to the merger. The AHM Investment Corp. board of directors will be divided into three classes, with two directors in each class, serving staggered terms. The Class II directors will serve for a term expiring on the date of the first AHM Investment Corp. annual meeting after completion of the merger, the Class III directors will serve for a term expiring on the date of the second AHM Investment Corp. annual meeting after completion of the merger, and the Class I directors will serve for a term expiring on the date of the third AHM Investment Corp. annual meeting after completion of the merger.

    The executive officers of AHM Investment Corp. will be the executive officers of American Home immediately prior to the merger. Executive officers will serve at the discretion of the AHM Investment Corp. board of directors.

    The table below sets forth the names and ages of the initial directors and executive officers of AHM Investment Corp., as well as the positions and offices held by these individuals. These persons will serve as the directors and officers of AHM Investment Corp. unless any such person ceases to be a full-time employee of American Home prior to the completion of the merger. A summary of the background and experience of each of these individuals is set forth after the table.

             Name                 Age                      Position(s)
CLASS II DIRECTORS
(WHOSE TERMS EXPIRE IN 2004):



  John A. Johnston                 49   Director and President of American Home's Western Division
  Michael A. McManus, Jr.          60   Director

CLASS III DIRECTORS (WHOSE
TERMS EXPIRE IN 2005):



  Michael Strauss                  44   Chairman of the Board, Chief Executive Officer and President
  Nicholas R. Marfino              47   Director

CLASS I DIRECTORS (WHOSE
TERMS EXPIRE IN 2006):

  C. Cathleen Raffaeli             46   Director
  Kenneth P. Slosser               39   Director

EXECUTIVE OFFICERS WHO ARE
NOT DIRECTORS:

   Ronald L. Bergum                40   Executive Vice President, American Home's Western Division
   Robert Bernstein                37   Senior Vice President and Controller
   Chris Cavaco                    34   Executive Vice President and Chief Information Officer
   Doug Douglas                    54   Executive Vice President, Business Processes
   Thomas J. Fiddler               37   Executive Vice President, Eastern Division
   Mark Filler                     42   Executive Vice President, Mergers and Acquisitions
   Donald Henig                    43   Executive Vice President, Alternative Channels Division
   Alan B. Horn                    50   Executive Vice President and General Counsel
   Stephen A. Hozie                44   Executive Vice President and Chief Financial Officer
   Dena L. Kwaschyn                42   Executive Vice President, Operations
   John A. Manglardi               49   President, Eastern Division
   Thomas M. McDonagh              38   Executive Vice President and Chief Investment Officer
   James P. O'Reilly               49   Executive Vice President, Secondary Marketing

    Michael Strauss. Mr. Strauss, American Home's founder, established American Home in 1988 and currently serves as the Chairman of the Board of Directors, Chief Executive Officer and President. He is responsible for American Home's strategic direction as well as overseeing its day-to-day operations.

    Ronald L. Bergum. Mr. Bergum, American Home's Executive Vice President, Western Division, joined American Home as a result of American Home's acquisition of Marina Mortgage Company, Inc., or "Marina," where Mr. Bergum served as President since 1994. American Home acquired Marina on December 29, 1999, and Mr. Bergum has continued to serve as President of Marina since that date.

    Robert Bernstein. Mr. Bernstein serves as American Home's Senior Vice President and Controller. Mr. Bernstein joined American Home in December 2002. Prior to that time, he served as Chief Financial Officer of GreenPoint Mortgage. Mr. Bernstein has worked in various positions at GreenPoint Mortgage and GreenPoint Bank for 15 years.

    Chris Cavaco. Mr. Cavaco joined American Home in November 2000 and served as its Chief Technology Officer until April 2001, when he became American Home's Chief Information Officer. He currently serves as American Home's Executive Vice President and Chief Information Officer. Prior to joining American Home, Mr. Cavaco worked for MCI WorldCom Wireless from June 1997 as the Network and Systems Manager and, later, Applications Development Manager. From 1991 until June 1997, Mr. Cavaco was self-employed as an information system consultant.

    Doug Douglas. Mr. Douglas joined American Home in June 2002 as Executive Vice President, Business Processes, through American Home's acquisition of Columbia National Incorporated, or "Columbia," where he served as Chief Financial Officer. His prior roles at Columbia were in Secondary Marketing, Technology and both Commercial and FHA Multi-Family Loan Origination. Previously, he served as President of Columbia Real Estate Investments, a publicly owned real estate investment trust managed by Columbia.

    Thomas J. Fiddler. Mr. Fiddler currently serves as American Home's Executive Vice President, Eastern Division. Mr. Fiddler served as American Home's Executive Vice President, Sales and Marketing, since American Home acquired First Home Mortgage Corp., or "First Home," in June 2000. Prior to the acquisition, he served as Vice President, Sales, of First Home since 1997.

    Mark Filler. In January 2003, Mr. Filler joined American Home as Executive Vice President, Mergers and Acquisitions. Prior to that time, Mr. Filler served as a Principal with Division Sales International, a wholesale distributions company. Previously, Mr. Filler served as President and Chief Executive Officer of Prism Financial Corporation, where he sourced and negotiated numerous acquisitions during his eight-year tenure.

    Donald Henig. Mr. Henig currently serves as American Home's Executive Vice President, Alternative Channels Division. Mr. Henig joined American Home in February 2001 as Senior Vice President, New Sales Channels. From February 2000 until February 2001, Mr. Henig served as Senior Vice President at LoanTrader.com, where he was responsible for business development and corporate relations. From October 1999 until February 2000, Mr. Henig was Managing Director - National Account Sales and Eastern Region Manager of Ultraprise.com, an online secondary market exchange. Between 1997 and 1999, Mr. Henig served as Senior Vice President, National Sales and Director of Lender Relations at MtgPro, Inc. In 1995, Mr. Henig founded Mortgage Tech Group, LTD., a multistate mortgage origination franchise, and he served as President of that company until 1997. From 1985 until 1995, Mr. Henig served as President of Island Mortgage Network, Inc., a company which he founded.

    Alan B. Horn. Mr. Horn joined American Home in January 2003 as Executive Vice President and General Counsel. From November 2001 to December 2002, Mr. Horn was a Partner and Chair of the New York Financial Institutions Practice Group for Greenberg Traurig, LLP. From October 1989 to July 2001, Mr. Horn served as General Counsel and Chief Compliance Officer for European American Bank, or "EAB," where he oversaw overall legal strategy and was directly involved in the development and implementation of strategic initiatives. Mr. Horn served as a staff and managing attorney in EAB's legal department from May 1985 to October 1989.

    Stephen A. Hozie. Mr. Hozie joined American Home in March 2002 as Chief Financial Officer. He currently serves as American Home's Executive Vice President and Chief Financial Officer. From May 1998 until January 2002, Mr. Hozie served as Senior Vice President, Finance, and then as Deputy Chief Financial Officer, of Fleet Mortgage Group. Mr. Hozie was Vice President of Mellon Mortgage Company from April 1997 until April 1998.

    John A. Johnston. Mr. Johnston, American Home's President, Western Division, joined American Home as a result of American Home's acquisition of Marina, where Mr. Johnston served as Chief Executive Officer since

1991. American Home acquired Marina on December 29, 1999, and Mr. Johnston continued to serve as Chief Executive Officer of Marina since such date. Mr. Johnston has been one of American Home's directors since March 2000.

    Dena L. Kwaschyn. Ms. Kwaschyn, American Home's Executive Vice President, Operations, joined American Home in February 2001 as Senior Vice President, Operations. From April 2000 to February 2001, Ms. Kwaschyn served as Director of Operations for L'Argent Mortgage Bankers. From April 1999 until March 2000, Ms. Kwaschyn was a self-employed consultant to various mortgage banking firms. Ms. Kwaschyn was Executive Vice President, Director of Mortgage Lending, from September 1997 until April 1999 at Long Island Savings Bank, having first served as Long Island Savings Bank's Director of Operations of the Mortgage Division from February 1986 through September 1997.

    John A. Manglardi. Mr. Manglardi serves as American Home's President, Eastern Division. Prior to that time, Mr. Manglardi was employed by American Home as Senior Executive Vice President since American Home acquired First Home in June 2000. Prior to the acquisition, he served as President and Chief Executive Officer of First Home since his co-founding of that company in 1994. Mr. Manglardi is directly involved in the day-to-day operations of the management, administration and expansion of American Home's First Home sales network.

    Nicholas R. Marfino. Mr. Marfino has served on American Home's board of directors since July 2001. Since October 2001, Mr. Marfino has been Vice President of Adirondack Electronic Markets, LLC, where he manages and supervises institutional equity option sales and brokerage. Prior to that time, Mr. Marfino was employed at Ladenburg Thalmann & Co., Inc. from September 1993 until September 2001.

    Thomas M. McDonagh. Mr. McDonagh joined American Home on June 30, 2003 as Executive Vice President and Chief Investment Officer. Prior to that time, Mr. McDonagh served as a Portfolio Manager for CalPERS from 1999 until June 2003. During that time, his responsibilities included, among other things, managing portfolios of structured products such as mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities. From 1997 until 1999, Mr. McDonagh served as Chief Investment Officer of Vanderbilt Capital Advisors.

    Michael A. McManus, Jr. Mr. McManus has served on American Home's board of directors since December 2001. Since October 30, 1998, Mr. McManus has served as President and Chief Executive Officer of Misonix, Inc. (Nasdaq: MSON). Prior to that time, he served as President and Chief Executive Officer of New York Bancorp Inc. from 1991 through March 1998 and as a director of that company from 1990 through March 1998. Mr. McManus also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. Mr. McManus currently serves on the boards of directors of NWH, Inc., Novavax, Inc. and DISC, Inc.

    James P. O'Reilly. Mr. O'Reilly, American Home's Executive Vice President, Secondary Marketing, joined American Home in March 1998 as Senior Vice President, Secondary Marketing. He was Senior Vice President at Gateway Funding, a Pennsylvania mortgage banker, from 1996 to March 1998, President of Secondary Marketing Services, a consulting firm specializing in interest rate risk management, from 1994 to 1996, and Senior Vice President at First Keystone Mortgage, a Pennsylvania mortgage banker, from 1993 to 1994. Mr. O'Reilly also is a Certified Public Accountant and, prior to 1993, was a Senior Bank Examiner for the Federal Home Loan Bank Board, where he was responsible for the supervisory examinations of thrift institutions.

    C. Cathleen Raffaeli. Ms. Raffaeli has served on American Home's board of directors since October 1999. Since September 2002, Ms. Raffaeli has served as Managing Partner of the Hamilton White Group, LLC, a financial advisory firm. From December 1998 until September 2002, Ms. Raffaeli was the President and Chief Operating Officer of ProAct Technologies Corp., an e-commerce company majority owned by IXL Enterprises, a Nasdaq National Market-listed Internet services company. Prior to joining ProAct Technologies Corp., Ms. Raffaeli was the Executive Director of the commercial credit card division of Citicorp from 1994. From 1992 to 1994, Ms. Raffaeli served as Senior Vice President of Chemical Bank, where she was responsible for its New York retail mortgage and national telemarketing business. Ms. Raffaeli is a director of E*TRADE Group, Inc., an online brokerage.

    Kenneth P. Slosser. Mr. Slosser was appointed to American Home's board of directors in March 2000. Since 1998, Mr. Slosser has been a Managing Director of the Investment Banking and Corporate Finance Department of the investment bank Friedman, Billings, Ramsey & Co., Inc. From December 1996 until 1998, Mr. Slosser was a Senior Vice President of Friedman, Billings, Ramsey & Co., Inc. From August 1990 through November 1996, Mr. Slosser served as Assistant Regional Director for the Office of Thrift Supervision, a division of the U.S. Treasury Department responsible for the oversight and examination of savings institutions. From June 1986 through August 1990, he served in various other capacities with the Office of Thrift Supervision and its predecessor agencies.

    Committees of the Board of Directors

    Upon completion of the merger, the board of directors of AHM Investment Corp. will have an audit committee and a compensation committee. The members of the audit and compensation committees of the American Home board of directors immediately prior to the merger will be members of the audit and compensation committees of AHM Investment Corp. upon completion of the merger. The current members of the audit committee of American Home are C. Cathleen Raffaeli, Nicholas R. Marfino and Michael A. McManus, Jr. The current members of the compensation committee of American Home are C. Cathleen Raffaeli and Kenneth P. Slosser.

    The board of directors of AHM Investment Corp. may, from time to time, establish other committees to facilitate the management of AHM Investment Corp. or for other purposes it may deem appropriate.

    Director and Executive Officer Compensation

    The directors and executive officers of AHM Investment Corp. will receive no compensation from AHM Investment Corp. prior to the completion of the merger. The individuals who are expected to be directors and executive officers of AHM Investment Corp. are presently directors and/or executive officers of American Home and are entitled to compensation and/or other employment benefits from American Home prior to the completion of the merger.

    For information concerning the compensation paid to the Chief Executive Officer and the other four most highly compensated executive officers of American Home, and information concerning compensation paid to American Home directors who are neither American Home's employees nor those of its subsidiaries, for the 2002 fiscal year, see American Home's proxy statement used in connection with its 2003 annual meeting of stockholders. See "Where You Can Find More Information" on page [ ].

                                THE TRANSACTIONS

    The discussion in this joint proxy statement/prospectus of the transactions and the principal terms of the merger agreement is subject to, and is qualified in its entirety by reference to, the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus.

General Description of the Transactions

    As contemplated by the merger agreement, American Home will reorganize by merging with and into AHM Merger Sub, a wholly-owned subsidiary of AHM Investment Corp., with AHM Investment Corp. becoming the parent of American Home. Each stockholder of American Home will receive one share of common stock of AHM Investment Corp. in exchange for each share of American Home common stock owned by such stockholder. Immediately following the reorganization, Apex will merge with and into AHM Investment Corp., with AHM Investment Corp. continuing as the surviving corporation. In the merger, each outstanding share of Apex common stock will be converted into a number of shares of AHM Investment Corp. common stock equal to 107.5% of Apex's net book value per share divided by the American Home average price, subject to certain adjustments.

    As a result of the transactions, Apex will cease to exist, American Home will become a wholly-owned subsidiary of AHM Investment Corp., and AHM Investment Corp. will survive the merger with Apex and own and operate the businesses currently owned and operated by American Home and Apex. Based on the book value of Apex as of [ ], 2003 and the current stock price of American Home, former American Home stockholders will hold approximately [ ]% of the common stock of AHM Investment Corp., and former Apex stockholders will hold approximately [ ]% of the common stock of AHM Investment Corp. The board of directors of AHM Investment Corp. will consist of all of the directors and officers of American Home immediately prior to the transactions. Following completion of the merger, American Home and Apex intend that AHM Investment Corp. will make an election to be treated as a REIT. Unlike Apex, which is externally managed by TCW Management pursuant to a management agreement that will terminate upon completion of the merger, AHM Investment Corp. will be self-managed.

Background to the Transactions

    The management of American Home has periodically explored and assessed strategic options for American Home as part of its ongoing effort to strengthen its business. In particular, during the past year, management of American Home has considered exploring opportunities which would enable American Home to hold a portfolio of mortgage securities as part of its business model.

    Beginning in 2003, Apex's board of directors and management have periodically evaluated and considered a variety of strategic alternatives as a part of Apex's long-term strategy to maximize stockholder value.

    On March 13, 2003, at a regular meeting of the Apex board of directors, Apex's management informed the Apex board of directors that a third-party had contacted Apex's management earlier that month expressing interest in a possible business combination with Apex.

    In light of the potential interests that Apex's officers and some of its directors may have in a possible business combination transaction that differ from the interests of other stockholders, which arise because such individuals are also employees or officers of TCW Management or its affiliate, The TCW Group, Inc., and may receive a portion of a termination fee payable by Apex to TCW Management upon a termination of the management agreement, Apex's board of directors appointed a special committee of the Apex board of directors, or the Apex special committee, comprised of Apex directors that are unaffiliated with TCW Management, to:

      o explore indications of interest from third parties identified to them in consultation with a financial advisor;

      o supervise management in exploring potential transactions that may arise;

      o respond to and negotiate with parties concerning a potential transaction;

      o represent Apex in any negotiations with TCW Management regarding any termination and/or amendment of the management agreement; and

      o report to the Apex board of directors concerning its decisions and recommendations.

See "--Interests of Certain Persons in the Transactions" on page [ ] for more information about the termination fee payable by Apex under the management agreement. In addition, the Apex board of directors authorized the special committee to engage, at Apex's expense, a financial advisor and such other advisors it deemed necessary to assist it in carrying out its duties and responsibilities. The Apex special committee, which consisted solely of all of the independent directors of Apex, consisted of: John A. Gavin (chairman), Peter
G. Allen, Samuel P. Bell and Carl C. Gregory, III.

    After discussion, the Apex special committee authorized the management of Apex to consider a full range of strategic alternatives for Apex in order to maximize stockholder value, including the potential sale of Apex.

    At the March 13 meeting of Apex's board of directors, the Apex special committee also proposed to reduce the amount of the termination fee otherwise payable to TCW Management in connection with a termination of the management agreement in connection with a proposed business combination transaction. Apex's management presented to the Apex special committee and the Apex board of directors a valuation letter prepared by a third-party appraiser indicating that the fair market value of the management agreement - the amount to which TCW Management would be entitled under the management agreement in the event of a termination by Apex without cause - was greater than $10 million. After discussion, the Apex special committee agreed with TCW Management to amend the management agreement to provide that, in the event of a change of control transaction, the termination fee would equal an amount up to 50% of the premium over book value received by Apex stockholders in such a transaction, not to exceed $10 million.

    Following the March 13, 2003 meeting of Apex's board of directors, Apex's legal advisor, O'Melveny & Myers LLP, or O'Melveny, met separately with the Apex special committee and briefed the Apex members of the Apex special committee on their fiduciary duties and the background legal framework for business combination transactions under Maryland law, and established a process for selecting an independent financial advisor to the Apex special committee and the Apex board of directors. Over the next several weeks, Apex's management interviewed a number of investment banking firms to act as financial advisor to the Apex special committee and the Apex board of directors.

    During the first week of April, 2003, UBS, on behalf of Apex, contacted American Home's chief executive officer to discuss a possible business combination with Apex, and on April 11, 2003 American Home and Apex entered into a confidentiality agreement to allow the exchange of information between the two companies and their respective legal and financial advisors.

    During the second week of April, 2003, American Home engaged Friedman Billings to act as its financial advisor in connection with a proposed acquisition of Apex.

    On April 24, 2003, the Apex special committee formally engaged UBS as its financial advisor to assist in the evaluation of strategic alternatives, and authorized O'Melveny to negotiate an engagement letter with UBS. The Apex special committee selected UBS because of its experience, expertise and reputation in the financial services sector, including the mortgage REIT sector. The Apex special committee directed UBS to explore strategic alternatives and solicit expressions of interests regarding a possible business combination transaction with Apex.

    With the assistance of UBS, the Apex special committee established a process for the solicitation of interested buyers that was designed to attract the broadest array of interested parties by allowing them to submit preliminary, non-binding indications of interest without conducting any due diligence. It was expected that this procedure, while enabling the Apex special committee to consider the greatest number of interested parties, would also result in a number of parties expressing interest and subsequently dropping out of the process during the due diligence phase. The Apex special committee believed that proceeding in this manner would maximize the likelihood of receiving an acceptable bid that was advisable to Apex's stockholders.

    Between late April and early May, 2003, UBS, on Apex's behalf, identified and contacted 14 parties it had identified as potentially having an interest in a possible business combination transaction with Apex. Those parties included both potential strategic and financial buyers. Based on UBS's preliminary solicitation, UBS received preliminary indications of interest from ten parties and executed confidentiality agreements with eight of those parties. UBS sent to each interested party that executed a confidentiality agreement with Apex or UBS, including American Home, an information book containing preliminary due diligence materials and other financial information concerning Apex, together with a draft merger agreement with instructions that each bid would be evaluated on the basis of many factors, including the nature and extent of each bidder's requested changes to the draft merger agreement. The draft merger agreement provided for, among other things, a stock-for-stock merger with an exchange ratio based on Apex's net book value, customary representations, warranties and covenants and mutual non-solicitation obligations.

    On or prior to May 5, 2003, two companies submitted preliminary non-binding indications of interest. At a meeting of the Apex special committee and the Apex board of directors on May 9, 2003, held to review the status of the sale process, Apex's management, a representative of Apex's manager and UBS summarized the key aspects of the two proposals received. Under one proposal, the consideration offered to Apex stockholders would consist entirely of common stock of the acquiror, while the second proposal contemplated a combination of cash, common stock and preferred stock. In addition, one company requested that Apex suspend the auction process and negotiate exclusively with it. After discussions with its financial and legal advisors, the Apex special committee unanimously determined not to enter into an exclusive arrangement with any party at that time but instead continue to negotiate with both companies.

    On May 12, 2003, American Home submitted an indication of interest for the potential acquisition of Apex. American Home's proposal was non-binding and subject to, among other things, customary due diligence, negotiation of a definitive acquisition agreement and board approval. American Home's indication of interest contemplated a stock-for-stock acquisition of Apex by American Home, with an exchange ratio based on a price equivalent to 105% of the net book value of Apex at the closing of the merger.

    At a meeting of the American home board of directors on May 16, 2003, the chairman and chief executive officer of American Home briefed the American Home board of directors on the proposed terms of an acquisition of Apex, and discussed how the acquisition would fit into the general strategic direction of American Home, including the internal reorganization of American Home into a REIT. Friedman Billings discussed the financial considerations that would likely affect any strategic transaction between American Home and Apex. The board reviewed American Home's performance, prospects and strategic alternatives with members of senior management and representatives of Friedman Billings. Members of senior management of American Home discussed with the board of directors of American Home various forecasts for both American Home and Apex and potential opportunities that would result from a combination of the two companies, as well as the sensitivity of Apex's business model to various economic conditions. At this meeting, American Home's chairman and chief executive officer also informed the members of the board of directors of American Home that the proposal to acquire Apex was subject to completion of satisfactory due diligence by both parties, mutual agreement on a definitive agreement and board approval. The members of the board of directors of American Home discussed the proposal and authorized American Home's chairman and chief executive officer to continue negotiations with Apex, with a view to reaching agreement on the terms of a definitive acquisition agreement.

    From May 5, 2003 through July 3, 2003, the management of Apex and UBS provided additional due diligence materials to and conducted numerous in-person and telephone meetings with each of the three remaining bidders.

    Also, during this period, American Home discussed with its legal advisor, Cadwalader, Wickersham & Taft LLP, or Cadwalader, structural considerations in connection with a potential acquisition of Apex and subsequently determined to present its proposal to Apex in the form of an asset acquisition, rather than a merger.

    On May 29, 2003, American Home presented to Apex the terms of their revised proposal in the form of a proposed asset purchase agreement.

    On June 6, 2003, and from time to time thereafter, Cadwalader and O'Melveny discussed the structure and terms of the proposed transactions as reflected in the asset purchase agreement submitted by American Home to Apex and Apex's preference for the proposed transactions as reflected in the merger agreement originally submitted by Apex to American Home.

    On June 10, 2003, American Home and its financial advisors visited Apex's executive offices to conduct extensive due diligence investigations of Apex. Members of American Home's senior management, its internal legal team as well as its financial advisors (including Friedman Billings and Blackrock, Inc.) and external auditors, conducted a due diligence review from an operational, financial, accounting, tax and legal perspective.

    At a meeting of the Apex special committee held on June 10, 2003, Apex's management and a representative of Apex's manager, TCW Management, updated the Apex special committee on the status of Apex's sale process, and reported that one of the companies that originally submitted an indication of interest had determined not to proceed with further negotiations with Apex. The Apex special committee then discussed the two remaining proposals, and determined that the proposal by the remaining initial bidder was slightly superior to the proposal submitted by American Home. The Apex special committee noted that each transaction offered a premium to Apex's net book value at closing, but the asset acquisition structure contained in American Home's proposal raised potential tax and other concerns related to liabilities which would be retained by Apex after the closing of the transaction. Furthermore, the initial bidder's proposal was structured not to require stockholder approval of the bidder, thereby reducing the approvals required to complete the merger transaction. After further discussion, the Apex special committee advised Apex's management to continue to proceed with negotiations with both American Home and the other company in the context of a merger and not an asset acquisition.

    On June 16, 2003, Apex's management, representatives of TCW Management, UBS and O'Melveny and advisors for the remaining initial bidder participated in a conference call to discuss various matters related to the bidder's proposal, including, without limitation, the formula for calculating the exchange ratio and the circumstances in which either party would pay a break-up fee to the other party in the event the merger agreement was terminated under specified circumstances.

    During the period from June 18 through June 25, 2003, Cadwalader and Friedman Billings continued to conduct their due diligence investigations of Apex and counsel for the respective parties discussed various matters, bearing on post-acquisition (in the case of an asset acquisition) or post-merger (in the case of a merger) liabilities, representations and warranties and financial structuring, among other issues.

    At a meeting of the Apex board of directors on June 19, 2003, Apex's management and a representative of TCW Management gave an overview of the two remaining proposals. Apex's management explained that because the American Home transaction was structured as an asset acquisition, it would require a liquidating trust to dispose of the remaining assets and to holdback funds to cover contingent liabilities. In light of this complexity, Apex's management indicated that they would work with UBS to attempt to convert American Home's proposal to a merger proposal. Apex's management also informed the Apex board of directors that Apex had received an indication of interest from a fourth bidder, which proposal contemplated a merger offering a combination of common stock and preferred stock.

    On June 20, 2003, representatives of American Home and Apex and their respective legal and financial advisors participated in a telephonic conference call to discuss the structure of American Home's acquisition proposal and tax implications of the potential transaction. O'Melveny also highlighted certain legal and business issues that remained unresolved, including the structure of the transactions, the consideration to be paid, adjustments to the exchange ratio, the break-up fee, and various tax considerations.

    On June 21, 2003, UBS contacted Friedman Billings and indicated that Apex would only proceed negotiating with American Home if American Home agreed to acquire Apex pursuant to a merger, rather than an asset acquisition. UBS also indicated to Friedman Billings that American Home would need to increase its bid in order to stay competitive in the auction.

    On June 24, 2003, Apex received a written non-binding indication of interest from the fourth bidder. This proposal contemplated a taxable stock-for-stock merger with a purchase price equal to a premium on Apex's net book value at the closing of the merger, payable in a combination of common stock and convertible preferred stock.

    On June 26, 2003, the remaining initial bidder submitted a revised non-binding indication of interest, which contemplated a merger with a purchase price equal to a premium on Apex's net book value at the closing of the merger, payable in a combination of cash, common stock and preferred stock.

    During the period from June 25, 2003 to July 2, 2003, Apex and its legal and financial advisors continued discussions and negotiations with each of the prospective bidders with respect to the terms of definitive agreements for possible business combinations. During the course of negotiations between American Home and Apex over outstanding contractual items, American Home agreed to increase its bid to 107.5% of the net book value of Apex and to acquire Apex through a merger rather than an asset purchase.

    At a special meeting of the special committee and the board of directors of Apex held on July 3, 2003, Apex's management and a representative of TCW Management updated the Apex special committee and the Apex board of directors on the final bids received from each of the remaining three companies. UBS described the key aspects of the three proposals, including the amount and form of consideration and the fact that American Home's proposal offered the largest premium to Apex's net book value and was the only proposal that contemplated a tax-free reorganization. UBS also explained the two-tier symmetrical collar structure for determining the exchange ratio proposed by American Home. The
Apex special committee and the Apex board of directors concluded that American Home's bid was the superior of the three bids, and determined that the opportunity to achieve the best overall value would be maximized by negotiating exclusively with American Home. The Apex special committee thereafter authorized Apex's management to negotiate exclusively with American Home for a limited period.

    During the period from July 3, 2003 to July 12, 2003, representatives from American Home, Cadwalader, Apex and O'Melveny had several telephonic conferences to resolve open issues and finalize the merger agreement and related agreements. The topics discussed by the parties included, among other things, the procedures for determining Apex's net book value for purposes of determining the exchange ratio, the amounts and nature of the collar adjustments, the scope of representations and warranties, covenants and closing conditions, the circumstances in which Apex's board of directors could consider a superior proposal and the amount of the break-up fee payable in the event of the termination of the merger agreement under specified circumstances. In addition, the Apex special committee, in concert with TCW Management, determined to reduce the termination fee payable to TCW Management from 50% to 40% of the assumed premium over Apex's net book value (excluding the termination fee), representing a further reduction in the amount required to be paid to TCW Management by Apex under the management agreement. The parties' respective counsel also negotiated the form of voting agreements to be entered into between Apex and each of the directors of American Home, and the form of voting agreements and lock-up agreements to be entered into between American Home and each of the directors and executive officers of Apex and an affiliate of TCW Management.

    On the afternoon of July 12, 2003, Apex's special committee held a joint meeting with the Apex board of directors to review the final terms of the proposed merger agreement with American Home. Also present at the meeting were members of Apex's senior management, TCW Management and Apex's legal and financial advisors. Apex's management and a representative of TCW Management updated the members of the Apex special committee and the Apex board of directors on the progress of the negotiations and summarized the key terms of the merger agreement, then presented its assessment of the proposed transaction and the results of its legal and financial due diligence review of American Home. UBS delivered their oral opinion (which was subsequently confirmed in writing), that, as of that date, the exchange ratio in the merger was fair, from a financial point of view, to holders of Apex common stock. See "The Transactions--Opinion of Apex's Financial Advisor" on page [ ] for further information regarding this opinion. Representatives of O'Melveny then reviewed the proposed merger agreement in detail with the members of the special committee and discussed the legal duties of the Apex board of directors in considering a possible business combination. During the July 12, 2003 meeting, the members of Apex's special committee reviewed for the Apex board of directors its conclusions with respect to the merger transaction with American Home. Apex's special committee then concluded that the merger was advisable to Apex's stockholders and recommended approval thereof by the Apex board of directors. Apex's board of directors, after due deliberations and after considering the conclusions and recommendation of the Apex special committee and its financial advisor and the other factors described under "--Apex Reasons for the Transactions" on page [ ], voted unanimously to declare the merger advisable, to adopt and approve the merger agreement and to approve the merger and the other transactions contemplated by the merger agreement.

    On July 12, 2003, American Home's board also held a special telephonic meeting to discuss in detail the proposed merger with Apex. American Home's chairman and chief executive officer reviewed the activities and discussions of the past weeks, and presented a summary of the proposed transaction terms as reflected in the draft merger and related agreements, including the internal reorganization of American Home, the strategic rationale that supported it, and the economic and operational benefits that it could create. The board reviewed American Home's performance and prospects and strategic alternatives. Senior management of American Home presented the forecasts and economic benefits upon which the exchange ratio was predicated, and summarized the process and the results of American Home's senior management's due diligence investigation of Apex. Representatives of Cadwalader reviewed the proposed merger agreement in detail with the members of the board of directors and discussed the fiduciary duties of the board of directors in considering a possible business combination. Friedman Billings then delivered their oral opinion (which was subsequently confirmed in writing), that, as of that date, the consideration to be paid to holders of Apex common stock pursuant to the merger agreement is fair, from a financial point of view, to the stockholders of American Home. See "The Transactions--Opinion of American Home's Financial Advisor" on page [ ] for further information regarding this opinion. At the conclusion of this meeting, after consideration of the factors described under "--American Home Reasons for the Transactions" on page [ ], the American Home board of directors determined by a unanimous vote of the directors present at the meeting that the merger agreement and the transactions contemplated thereby (including the reorganization) are advisable, fair to and in the best interests of American Home and its stockholders, and approved the merger agreement and the transactions contemplated thereby (including the reorganization) and authorized the signing thereof.

    Before the opening of trading on July 14, 2003, American Home and Apex issued a joint press release announcing the execution of the merger agreement.


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


American Home Reasons for the Transactions

    The following discussion of the information and factors considered by the American Home board of directors is not intended to be exhaustive, but includes the material factors considered by the board.

    In reaching its decisions to approve the reorganization and the issuance of shares of AHM Investment Corp. common stock to Apex stockholders pursuant to the merger agreement, to adopt and approve the merger agreement and the other transactions contemplated by the merger agreement and recommend that American Home stockholders approve the reorganization and the issuance of shares of AHM Investment Corp. common stock to Apex stockholders, the American Home board of directors, in addition to discussions with legal counsel and with Friedman Billings, carefully considered the following material factors:

      o the ability to distribute dividends to American Home stockholders in a tax-efficient manner as permitted by the REIT rules and regulations applicable to taxation of REITs;

      o the expectation that AHM Investment Corp.'s earnings will be more diversified between net interest income from holding mortgage-backed securities, mortgage origination and mortgage servicing, which would make American Home's earnings stream less cyclical and less dependant on mortgage-refinancing activity;

      o the expectation that AHM Investment Corp.'s projected yield from holding self-originated mortgage-backed securities will provide an advantage over the yields earned by similar institutions that purchase mortgage-backed securities in the open market;

      o the expectation that the combination of Apex's business of holding mortgage-backed securities with American Home's business of mortgage origination and mortgage servicing will improve the returns and lower risks from holding mortgage-backed securities;

      o the expectation that AHM Investment Corp.'s status as a REIT for the holding of mortgage-backed securities may increase the tax efficiency of net interest earnings generated by those securities, while allowing the mortgage origination and servicing activities to continue in a taxable REIT subsidiary will provide for the retained earnings necessary for company growth in those areas;

      o the expectation that the transactions would be accretive to American Home earnings and book value;

      o the expectation that the transactions would add approximately $186 million of new capital to American Home, which is expected to help create new business flexibility and earnings stability;

      o the expectation that the resulting increased book equity would improve American Home's visibility and market presence, enhancing overall growth opportunities;

      o the expectation that the transactions would be tax-free for U.S. federal income tax purposes;

      o the terms and conditions of the merger agreement, including the right of American Home to terminate the merger agreement if the American Home average price is greater than $24.29071 per share, subject to Apex's right to avoid such termination, as described in "Description of the Transaction Agreements--The Merger Agreement--Merger Consideration" on page [ ], and the right to terminate the merger agreement prior to its approval by American Home stockholders in connection with a superior proposal, subject to the payment of a break-up fee to Apex;

      o the analysis and presentation of Friedman Billings and the opinion of Friedman Billings that, as of July 12, 2003, and based upon and subject to the factors and assumptions set forth in the opinion, the consideration to be paid by American Home in the merger is fair, from a financial point of view, to the stockholders of American Home (the written opinion of Friedman Billings is attached as Annex H to this joint proxy statement/prospectus); and

      o the likelihood that the transactions contemplated by the merger agreement would be successfully completed.

    The American Home board of directors considered the following negative factors relating to the transactions:

      o uncertainty regarding how the transactions would affect the trading in American Home common stock before the completion of the transactions, and the trading of AHM Investment Corp. common stock after the completion of the transactions;

      o the risk that, under the terms and conditions of the merger agreement, Apex can terminate the merger agreement if the American Home average price is less than $14.57443 per share, subject to American Home's right to avoid such termination as described in "Description of the Transaction Agreements--The Merger Agreement--Merger Consideration" on page [ ];

      o the risk that, pursuant to the merger agreement, Apex's special committee and board of directors have the right to receive and consider unsolicited superior proposals from third parties even if Apex's directors do not have a fiduciary duty to consider such proposals under Maryland law;

      o the break-up fee of $12 million (plus expenses) payable by American Home to Apex under certain circumstances;

      o the risk that certain American Home stockholders might view the combined company as a different and less desirable investment vehicle for their capital and that sales of shares by such stockholders could depress the share price of American Home common stock; and

      o the timing of receipt and the terms of approvals from appropriate government entities, including the possibility of delay in obtaining satisfactory approvals or the imposition of unfavorable terms or conditions in the approvals.

    The American Home board of directors also considered the following factors relating to the transactions:

      o the review and analysis of each of American Home's and Apex's business, financial condition, earnings, risks and prospects;

      o the historical market prices and trading information with respect to the shares of American Home common stock and Apex common stock;

      o the comparisons of historical financial measures for American Home and Apex, including earnings, return on capital and cash flow and comparisons of historical operational measures for American Home and Apex;

      o     the current industry, economic and market conditions; and

      o the interests that certain American Home executive officers and directors may have with respect to the transactions in addition to their interests as American Home stockholders. See "--Interests of Certain Persons in the Transactions."

    This discussion of the information and factors that the American Home board of directors considered in making its decision is not intended to be exhaustive but includes the material factors considered by the American Home board of directors. In view of the wide variety of factors considered in connection with its evaluation of the transactions and the complexity of those matters, the American Home board of directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the American Home board of directors may have given different weight to different factors.

    The American Home board of directors believed that, overall, the positive factors of the transactions to American Home and its stockholders substantially outweighed the risks related to the transactions, and, therefore, unanimously adopted and approved the merger agreement, approved the reorganization and the merger and recommended that the stockholders approve the reorganization, the issuance of shares of AHM Investment Corp.

common stock to Apex stockholders pursuant to the merger agreement and the adoption of Apex's stock option plan.

Recommendation of the American Home Board of Directors

    On July 12, 2003, the American Home board of directors:

      o determined that the merger agreement, the merger, the reorganization, the share issuance and the other transactions contemplated by the merger agreement are advisable and fair to, and in the best interests of, American Home and its stockholders;

      o adopted and approved the merger agreement and approved the merger, the reorganization, the share issuance and the other transactions contemplated by the merger agreement;

      o directed that the reorganization and the share issuance be submitted to a vote at a special meeting of American Home stockholders; and

      o recommended that the American Home stockholders approve the reorganization, share issuance and adoption of Apex's stock option plan.

    The American Home board of directors unanimously recommends that holders of American Home common stock vote for the approval of the reorganization, the share issuance and adoption of Apex's stock option plan.

    Certain directors of American Home will receive financial and other benefits in connection with the transactions. For a discussion of the interests of certain persons in the transactions, see "--Interests of Certain Persons in the Transactions."

Apex Reasons for the Transactions

    The following discussion of the information and certain factors considered by the Apex special committee, and subsequently the Apex board of directors, is not intended to be exhaustive, but includes certain of the material factors considered by the Apex special committee and the Apex board of directors.

    In reaching its conclusions, the Apex special committee and the Apex board of directors consulted with their independent financial and legal advisors, and considered the short- and long-term interests of Apex and its stockholders. Set forth below is a discussion of the material positive and negative factors considered by the Apex special committee in making its determination to approve and recommend for approval by the full board of directors of Apex the merger agreement and the transactions contemplated by the merger agreement, and by the Apex board of directors in making its determination to declare the merger advisable, to adopt and approve the merger agreement, to approve the merger and the other transactions contemplated by the merger agreement and to recommend the merger proposal to Apex's stockholder for their approval.

    The Apex special committee and the Apex board of directors considered the following positive factors:

      o the fact that the exchange ratio, subject to certain adjustments, represented a premium of 7.5% over Apex's net book value;

      o the expectation that by merging with American Home, Apex would become a self-managed REIT and would potentially realize certain cost synergies, including elimination of the management fee and incentive fees payable annually to TCW Management under the management agreement; and

      o the terms and conditions of the merger agreement, including the right of Apex to terminate the merger agreement if the American Home average price is less than $14.57443 per share, subject to American Home's right to avoid such termination, as described in "Description of the Transaction Agreements--The Merger Agreement--Merger Consideration" on page [ ];


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


      o the fact that the Apex special committee and TCW Management agreed to reduce the amount of the termination fee that Apex is obligated to pay to TCW Management under the management agreement when the management agreement is terminated upon completion of the merger.

      o the fact that, pursuant to the merger agreement, the Apex special committee and board of directors retained the right to receive and consider unsolicited superior proposals from third parties even if Apex's directors do not have a fiduciary duty to consider such proposal under Maryland law;

      o the fact that AHM Investment Corp. will make an election to be treated as a REIT following completion of the merger;

      o the fact that American Home was the highest bidder in the auction process;

      o the analysis and financial presentation of UBS on July 12, 2003 and the opinion of UBS rendered to the Apex special committee and the Apex board of directors on July 12, 2003 concluding that, as of July 12, 2003, and based upon and subject to the factors and assumptions set forth in the UBS written opinion, the exchange ratio of shares of AHM Investment Corp. common stock to be offered for each share of Apex common stock pursuant to the merger agreement is fair, from a financial point of view, to Apex stockholders;

      o the fact that the receipt of consideration by Apex stockholders in the merger, except for any cash in lieu of fractional shares, generally will be a tax-free transaction to Apex stockholders; and

      o the likelihood that the transactions contemplated by the merger agreement would be successfully completed.

    The Apex special committee and the Apex board of directors also considered the following negative factors:

      o the fact that the price of American Home's stock at the time the parties signed the merger agreement was at or about its 52-week high;

      o the terms and conditions of the merger agreement, including the right of American Home to terminate the merger agreement if the American Home average price is greater than $24.29071 per share, subject to Apex's right to avoid such termination, as described in "Description of the Transaction Agreements--The Merger Agreement--Merger Consideration" on page [ ];

      o the risk that, if the American Home average price is less than $17.00350, then the implied value of the merger consideration received by Apex's stockholders will decrease as the American Home average price falls below $17.00350, subject only to Apex's right to terminate the merger agreement if the American Home average price is less than $14.57443 and American Home elects not to avoid such termination by increasing the exchange ratio;

      o the risk that, if the American Home average price is less than $14.57443 and American Home elects to adjust the exchange ratio following receipt of a termination notice from Apex, then the premium to Apex's net book value to be received by Apex's stockholders in the merger would be eliminated and Apex's stockholders would receive a discount to Apex's net book value instead.

      o the possibility that the transaction would not be accretive to American Home's earnings and book value;

      o the break-up fee of $12 million (plus expenses) payable by Apex to American Home under certain circumstances, which could discourage some proposals to acquire Apex by a third party because of the increased price that the acquiror would have to pay;

      o the fact that American Home has never completed an acquisition as large as the proposed merger with Apex;

      o the fact that the affirmative vote of holders of two-thirds of the shares of Apex common stock outstanding and entitled to vote at the Apex special meeting is required to approve the merger proposal, and the fact that American Home is required to obtain the approval of its stockholders for the reorganization and the share issuance; and

      o the fact that American Home has never been engaged in the business of acquiring adjustable-rate mortgage-related assets.

    The above discussion is not intended to be exhaustive of all factors considered by the Apex special committee and the Apex board of directors, but does set forth the material positive and negative factors considered by the Apex special committee and the Apex board of directors. The members of the Apex special committee unanimously determined the transactions to be advisable to Apex and its stockholders, and unanimously approved and recommended that the Apex board of directors adopt, approve and declare advisable the merger, the merger agreement and the transactions contemplated by the merger agreement in light of the various factors described above and other factors that each member of the Apex special committee felt were appropriate. The members of the Apex board of directors unanimously determined the transactions to be advisable to Apex and its stockholders, and unanimously adopted and approved the merger agreement and approved and declared advisable the merger and the other transactions contemplated by the merger agreement in light of the various factors described above and other factors that each member of the Apex board of directors felt were appropriate. In addition, the Apex special committee and the Apex board of directors each held extensive discussions with its financial and legal advisors with respect to the quantitative and qualitative analysis of the terms of the transactions and the factors described above. In view of the wide variety of factors considered by the Apex special committee and the Apex board of directors in connection with their respective evaluations of the transactions and the complexity of these matters, neither the Apex special committee nor the Apex board of directors considered it practical, and neither attempted, to quantify, rank or otherwise assign relative weights to the specific factors they considered in reaching their respective decision. Rather, the Apex special committee and the Apex board of directors made their respective recommendations based on the totality of the information presented to and the investigation conducted by it. In considering the factors discussed above, individual members of the Apex special committee and the Apex board of directors may have given different weights to different factors.

Recommendation of the Apex Special Committee and the Apex Board of Directors

    The Apex special committee unanimously determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are advisable to Apex and its stockholders. The Apex special committee unanimously approved and recommended to the Apex board of directors that the Apex board of directors adopt and approve the merger agreement and approve and declare advisable the merger and the other transactions contemplated by the merger agreement.

    The members of the Apex board of directors unanimously adopted and approved the merger agreement and approved and declared advisable the merger and the other transactions contemplated by the merger agreement based on their belief that the merger and the transactions contemplated by the merger agreement are advisable to Apex and its stockholders, and unanimously recommended that Apex's stockholders approve the merger and the other transactions contemplated by the merger agreement at the Apex special meeting. In reaching its decision, the Apex board of directors considered the following factors:

      o the conclusion, recommendation and analyses of the Apex special committee, which the Apex board of directors expressly adopted; and

      o the positive and negative factors referred to above that the Apex special committee took into account in its determination.

    The Apex board of directors believes that the merger and the other transactions contemplated by the merger agreement and the manner in which they were negotiated and agreed to are procedurally fair to Apex stockholders based upon the following factors:

      o the Apex special committee consisted entirely of non-management, independent directors, whose objective was solely to represent the interests of Apex stockholders;

      o the Apex special committee, with the assistance of its advisors, established an auction process for the solicitation of interested buyers that was intended to maximize the likelihood of receiving an acceptable bid that was advisable to Apex's stockholders;

      o     American Home was the highest bidder in the auction process;

      o the Apex special committee, with the assistance of its advisors, undertook an extensive evaluation of Apex and American Home, met several times between the time of its formation and the execution of the merger agreement and engaged in extensive meetings regarding the proposed merger with American Home;

      o the consideration to be paid to Apex stockholders and the other terms of the merger were the result of extensive negotiations between Apex and American Home;

      o the desirability of the exchange ratio in the merger for the Apex stockholders;

      o the significant reduction in the termination fee to be paid to TCW Management under the management agreement; and

      o the fact that, pursuant to the merger agreement, Apex's special committee and board of directors retained the right to receive and consider unsolicited superior proposals from third parties even if Apex's directors do not have a fiduciary duty to consider such proposals under Maryland law.

    In view of the wide variety of factors considered by the Apex board of directors in connection with its evaluation of the merger, the Apex board of directors did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. In considering the factors discussed above, individual members of the Apex board of directors may have given different weights to different factors.

Opinion of American Home's Financial Advisor

    Pursuant to an engagement letter dated June 2, 2003 between American Home and Friedman, Billings, Ramsey & Co., Inc., or "Friedman Billings," American Home retained Friedman Billings to act as its financial advisor in connection with the proposed merger. As part of its engagement, Friedman Billings agreed, if requested by American Home, to render an opinion with respect to the fairness, from a financial point of view, of the consideration to be paid by American Home in the proposed merger. On July 12, 2003, Friedman Billings delivered its oral and written opinion to the board of directors of American Home to the effect that, as of such date, the consideration to be paid by American Home in the merger is fair, from a financial point of view, to the stockholders of American Home.

    The full text of Friedman Billings' written opinion to American Home's board, dated as of July 12, 2003, which is referred to in this joint proxy statement/prospectus as the "Friedman Billings opinion," is attached as Annex H and is incorporated herein by reference. The Friedman Billings opinion sets forth the assumptions made, matters considered and extent of review by Friedman Billings. It should be read carefully and in its entirety in conjunction with this joint proxy statement/prospectus. The following summary of Friedman Billings' opinion is qualified in its entirety by reference to the full text of the Friedman Billings opinion. Friedman Billings' opinion is addressed only to American Home's board of directors and is directed only to the fairness, from a financial point of view, of the consideration to be paid by American Home in the merger, and does not constitute a recommendation or opinion to any American Home stockholder as to the merits of the transactions or a recommendation as to how any stockholder should vote at the American Home special meeting.

    Friedman Billings is a nationally recognized specialist in the financial services industry in general, and in mortgage REITs, mortgage banking and specialty lenders in particular. Friedman Billings is regularly engaged in evaluations of businesses similar to Apex and in advising institutions with regard to mergers and acquisitions, as well as raising debt and equity capital for such institutions. American Home selected Friedman Billings as its financial advisor based upon Friedman Billings' qualifications, expertise and reputation in such capacities. Friedman Billings acted as lead manager in the initial public offering of American Home on September 30, 1999, led or participated in follow-on stock offerings by American Home in 2001 and 2002, and has provided other financial advisory services for American Home in the past, for which Friedman Billings received customary fees.

    No limitations were imposed by American Home on Friedman Billings with respect to the investigations made or the procedures followed in rendering its opinion. Friedman Billings was not requested to opine as to, and its opinion does not address, either American Home's or Apex's underlying business decision to proceed with or effect the merger or the relative merits of the merger compared to any alternative transaction that might be available to either American Home or Apex.

    In rendering its opinion, Friedman Billings did not assume responsibility for independently verifying, and did not independently verify, any financial or other information concerning American Home and Apex furnished to it by American Home or Apex, or the publicly-available financial and other information regarding American Home, Apex or other financial services companies. Friedman Billings assumed for purposes of its opinion that all such information is accurate and complete, and it has stated that it has no reason to believe otherwise. Friedman Billings further relied on the assurances of management of American Home that they are not aware of any facts that would make such information inaccurate or misleading. With respect to financial forecasts for the combined company provided to Friedman Billings by management of American Home, Friedman Billings has assumed, for purposes of its opinion, that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of American Home management at the time of preparation as to the future financial performance of the combined company. Friedman Billings assumed that there has been no material change in the assets, financial condition, results of operations, business or prospects of Apex since the date of the most recent financial statements made available to Friedman Billings. Friedman Billings did not undertake an independent appraisal of the assets or liabilities of Apex nor was Friedman Billings furnished with any such appraisals. Friedman Billings expressed no opinion on matters of a legal, regulatory, tax or accounting nature related to the merger. Friedman Billings has not expressed any opinion as to what the actual value of the merger consideration or exchange ratio will be upon the closing of the merger. Friedman Billings assumed that the merger will be completed in accordance with the terms described in the merger agreement, without any further amendments thereto, and without waiver by American Home of any of the conditions to its obligations thereunder. Friedman Billings' conclusions and opinion were necessarily based upon economic, market and other conditions and the information made available to Friedman Billings as of the date of its opinion. It should be understood that, although developments subsequent to such date may affect its opinion, Friedman Billings does not have any obligation to update, revise or reaffirm its opinion.

    Friedman Billings, in connection with rendering its opinion:

    (i) reviewed the Annual Report to Stockholders and Annual Report on Form 10-K of each of American Home and Apex for the years ended December 31, 2002, 2001 and 2000, including the audited financial statements contained therein, and the Quarterly Report on Form 10-Q of each of American Home and Apex for the quarters ended March 31, 2003 and September 30, 2002 and interim financial statements subsequent to the March 31, 2003 10-Q;

    (ii) analyzed the potential pro forma effects of the merger on the future financial performance of the combined company, including any cost savings and tax benefits that the management of each of American Home and Apex expect to result from a combination of the businesses of American Home and Apex and the amount of cash dividends that management of American Home expects the combined company to be able to pay following the completion of the merger;

    (iii) participated in meetings and telephone conferences with members of senior management of American Home and discussed, among other things, internally prepared summaries of the financial condition, business, assets, financial forecasts and prospects of each of American Home and Apex, the past and current operations of American Home, the future prospects of American Home (independently and combined with Apex), the strategic rationale for the merger and the liquidity needs of, and capital resources available to, American Home;

    (iv) reviewed a detailed list of Apex's assets, dated as of June 30, 2003;

    (v) visited Apex's headquarters and reviewed certain due diligence information prepared by Apex, including, but not limited to, its management agreement and management fee calculation, hedge positions (including current and terminated swap agreements), master repurchase agreements, certain minutes of the board of directors of Apex, tax returns for 2000 and 2001, and the charter of Apex;

    (vi) familiarized itself, to the extent Friedman Billings deemed appropriate and feasible, with the business, operations, properties, financial condition and prospects of American Home;

    (vii) reviewed publicly available reports prepared by independent research analysts regarding the expected future financial performance of Apex;

    (viii) prepared an analysis of recent mortgage REIT, mortgage lending and specialty finance merger transactions in which the acquired company may be considered comparable to Apex with respect to one or more of the following characteristics: asset size, financial condition, profitability and market area;

    (ix) assessed current market conditions for comparable mergers in light of current economic factors, equity market conditions and the mortgage industry environment, and presented information concerning such market conditions to American Home;

    (x) reviewed the historical market prices and trading volume for the publicly traded securities of each of American Home and Apex;

    (xi) reviewed the merger agreement and its schedules, exhibits and certain related documents;

    (xii) performed such other reviews, analyses and tasks as Friedman Billings deemed appropriate; and

    (xiii) conducted a presentation to the board of directors of American Home regarding the merger.

    In connection with rendering its opinion, Friedman Billings performed a variety of financial and comparative analyses, which are briefly summarized below. Such summary of analyses does not purport to be a complete description of the analyses performed by Friedman Billings. Moreover, Friedman Billings believes that these analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all such analyses and factors, would create an incomplete understanding of the scope of the process underlying the analyses and the opinion derived from them. The preparation of a financial advisor's opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analyses or a summary description of such analyses. In its full analysis, Friedman Billings also included assumptions with respect to general economic, financial markets and other financial conditions. Furthermore, Friedman Billings drew from its past experience in similar transactions, as well as its experience in the valuation of securities and its general knowledge of the banking industry as a whole. Any estimates in Friedman Billings' analyses were not necessarily indicative of actual future results or values, which may significantly diverge more or less favorably from such estimates. Estimates of company valuations do not purport to be appraisals nor to necessarily reflect the prices at which companies or their respective securities actually may be sold. None of the analyses performed by Friedman Billings were assigned a greater significance by Friedman Billings than any other in deriving its opinion.

      o Summary of Terms of Proposed Purchase: Friedman Billings provided American Home's board of directors an oral and written opinion as to the fairness, from a financial point of view, as of the date of such opinion, to the stockholders of American Home of the consideration to be paid to the stockholders of Apex. Friedman Billings estimated that the exchange ratio would result in Apex stockholders receiving shares of American Home valued at approximately $201 million, or approximately $6.71 per outstanding share, calculated on the basis of publicly available financial information of the parties as of March 31, 2003. Subsequent to issuing its opinion, on July 14, 2003 American Home announced that based upon the most recently available information, the exchange ratio would result in Apex stockholders receiving shares of American Home valued at approximately $186 million, or $6.21 per outstanding Apex share. The actual consideration that Apex stockholders will receive will generally be determined by multiplying Apex's net book value on the day prior to closing by 107.5% and then dividing that result by the number of Apex shares outstanding, which will determine the value per share that Apex stockholders will receive in AHM Investment Corp. stock.

      o Comparable Company Analysis: In order to assess how the public market values shares of similar publicly traded companies, Friedman Billings reviewed and compared specific financial and operating data relating to Apex with the companies comprising the peer group. The peer group consisted of self- and externally-managed mortgage REIT companies that acquire and manage mortgage backed securities. Friedman Billings' analysis did not include mortgage REIT companies that had substantial origination businesses. Using publicly available information, Friedman Billings calculated and analyzed each company's current stock price to its historical and projected earnings per share (commonly referred to as a price to earnings ratio, or "P/E") and each company's dividend yield, and the ratio of stock price to the value of American Home's common equity. Friedman Billings compared financial information for American Home with corresponding financial information for the following five publicly traded companies in the residential mortgage REIT industry: Annaly Mortgage Management, Inc.; Anworth Mortgage Asset Corporation; MFA Mortgage Investments, Inc.; Redwood Trust, Inc.; and Thornburg Mortgage, Inc.

            Using the peer group average multiples, Friedman Billings derived an illustrative range of implied equity values of Apex common stock of between $232.5 million and $284.1 million. Friedman Billings noted that the implied equity value of $201 million offered in the merger, calculated as if the merger closed as of March 31, 2003, was below the illustrative range of implied equity values of the peer group.

      o Precedent Transaction Analysis: Friedman Billings reviewed and compared public mortgage REIT mergers, specialty lending mergers, and asset managers in similar transactions. The sales of these entities are generally reported by third party sources using several key ratios. These ratios generally include (a) price-to-book, (b) price-to-last twelve months earnings and (c) price-to-estimated twelve months earnings. In its analysis, Friedman Billings compared the merger to other transactions that it deemed to be relevant. Friedman Billings noted, however, that very few directly comparable public merger transactions existed in the mortgage REIT industry, which is the industry most similar to Apex. The transactions included were chosen because they involved publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of Apex. The transactions used by Friedman Billings included (a) all mortgage REIT transactions announced in 2001 through the date of announcement of the merger,
            (b) all mortgage company and/or specialty lending transactions announced since 2001, and (c) all asset manager transactions announced since 2001 with the targets reporting total assets of between $100 million and $1 billion. Outliers, which included transactions that traded above a price to book multiple of 2.0x, were not considered comparable to the merger and, therefore, were not included in the precedent transaction analysis.

            Using the precedent transactions' average multiples, Friedman Billings derived an illustrative range of implied equity values of Apex common stock of between $210.3 million and $257.1 million. Friedman Billings noted that the implied equity value of $201 million offered in the merger, calculated as if the merger closed as of March 31, 2003, was below the illustrative range of implied equity values of the peer group.

      o Discounted Cash Flow Analysis: Friedman Billings performed a discounted cash flow analysis with regard to Apex in a merger scenario. This analysis utilized a discount rate of 11% and a terminal earnings multiple of 8.0x. The analysis resulted in a range of illustrative aggregate equity values of Apex of between $244.5 million and $298.8 million. As indicated above, this analysis was based on publicly available reports prepared by independent research analysts regarding the future financial performance of Apex and is not necessarily indicative of actual values or actual future results and does not purport to reflect the prices at which any securities may trade at the present or at any time in the future. Friedman Billings noted that the discounted cash flow analysis was included because it is a widely used valuation methodology, but noted that the results of such methodology are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, discount rates, and terminal values.

      o Accretion/Dilution Analysis: On the basis of financial projections and estimates of future revenue synergies and cost savings of the combined company which were provided to Friedman Billings by American Home management, as well as estimated one-time costs related to the transactions, Friedman Billings compared per share equivalent earnings, cash dividends, book value and tangible book value of the resulting combined company to the stand-alone projections for American Home. Friedman Billings' analyses indicated that, based on the consideration to be paid by American Home in the merger, calculated as if the exchange ratio were determined as of March 31, 2003, the merger would be accretive to American Home's 2003 and 2004 earnings, and would be accretive to American Home's net book value and tangible book value.

            The accretion/dilution analysis demonstrated, among other things, that the merger would result in:

            o a 15% accretion to earnings per share for American Home stockholders in fiscal 2004, the assumed first full year of combined operations, and increasing over the period of the analysis;

            o a 76% increase in cash dividends for American Home stockholders in 2004; and

            o 25% and 37% accretion to book value and tangible book value per share, respectively, for American Home initially, and increasing over the period of the analysis.

            o Other Analyses: Friedman Billings in its due diligence also reviewed certain other information, including interim financial statements subsequent to March 31, 2003 of each of American Home and Apex and projected balance sheet composition and projected financial performance of the combined company following the closing of the merger.

    No company used as a comparison in the above analyses is identical to American Home and no other transaction is identical to the merger. Accordingly, an analysis of the results of the foregoing is not purely mathematical; rather, such analyses involve complex considerations and judgments concerning differences in financial market and operating characteristics of the companies and other factors that could affect the public trading volume of the companies to which American Home is being compared.

    Pursuant to its engagement letter with American Home, as compensation for Friedman Billings' services as financial advisor in connection with the merger, in the event the merger is completed, American Home agreed to pay Friedman Billings' fees of 0.75% of the fair market value of the aggregate consideration paid to Apex stockholders as of the closing of the merger. Of this amount, 25% has been earned to date and 75% will be paid to Friedman Billings upon closing of the merger. Additionally, American Home has agreed to reimburse Friedman Billings for its out-of-pocket expenses incurred on American Home's behalf, without regard as to whether the merger is completed. American Home has also agreed to indemnify Friedman Billings against certain liabilities, including liabilities under the federal securities laws, relating to or resulting from the performance by Friedman Billings of its services for American Home or the engagement of Friedman Billings as financial advisor to American Home in connection with the merger, unless it is finally judicially determined that such liabilities arose out of Friedman Billings' willful misconduct or gross negligence. The terms of the fee arrangement with Friedman Billings were negotiated at arm's length between American Home and Friedman Billings, and the American Home board of directors was aware of such arrangement, including the fact that the fee payable to Friedman Billings is contingent upon completion of the merger.

    In the ordinary course of Friedman Billings' business, Friedman Billings may effect transactions in the securities of American Home or Apex for its own account and/or for the accounts of its customers and, accordingly, may at any time hold long or short positions in such securities. From time to time, officers, directors and employees of Friedman Billings may also have positions in such securities. Further, Friedman Billings also provides research coverage for American Home, but does not receive any compensation from American Home for providing this research coverage. Friedman Billings may in the future provide additional investment banking or other financial advisory services to American Home.

    One of the directors of American Home, Kenneth P. Slosser, is a managing director of Friedman Billings and was actively involved in providing financial advisory services to American Home in connection with Friedman Billings' engagement in the merger. Due to his involvement as a financial advisor, Mr. Slosser recused himself from involvement, as a director, in the evaluation or consideration of the merger by the board of directors of American Home or the vote of the board to proceed with the merger, as well as the decision to engage Friedman Billings as financial advisor and the terms of such engagement.

Opinion of Apex's Financial Advisor

    On April 28, 2003, Apex retained UBS Securities LLC (formerly UBS Warburg
LLC) to provide financial advisory services and a financial fairness opinion to the special committee of the board of directors of Apex in connection with a possible business combination transaction involving Apex. At the joint meeting of the special committee and the board of directors of Apex held on July 12, 2003, UBS delivered its oral opinion to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, matters considered and limits on the review undertaken by UBS, the exchange ratio is fair, from a financial point of view, to the holders of Apex common stock. The opinion was confirmed by delivery of a written opinion dated July 12, 2003.

    The following is a summary of the UBS fairness opinion and the methodology that UBS used to render its opinion. The full text of the opinion sets forth the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken, by UBS and is attached as Annex I to this joint proxy statement/prospectus and incorporated herein by reference. We encourage you to read carefully the UBS opinion in its entirety.

    UBS's opinion:

      o is directed to the both the special committee and the board of directors of Apex;

      o relates only to the fairness, from a financial point of view, to the holders of Apex common stock of the exchange ratio;

      o does not address Apex's underlying business decision to effect the merger;

      o does not constitute a recommendation to any Apex stockholder about how to vote with respect to the merger; and-

      o is necessarily based upon economic, monetary, market and other conditions as in effect on, and the information made available to UBS as of, the date of the opinion.

      In arriving at its opinion, UBS, among other things:

      o reviewed selected publicly available business and historical financial information relating to Apex and American Home;

      o reviewed the reported prices and trading activity for Apex common stock and American Home common stock;

      o reviewed selected internal financial information and other data relating to the business and financial prospects of Apex, including estimates and financial forecasts for fiscal 2003 and 2004 prepared by the management of Apex, which were provided to UBS by Apex and not publicly available;

      o reviewed selected internal financial information and other data relating to the business and financial prospects of American Home, including estimates and financial forecasts for fiscal 2003 and 2004 prepared by the management of American Home, which were provided to UBS by American Home and not publicly available;

      o conducted discussions with members of the senior management of Apex, TCW Management and American Home concerning the business and financial prospects of Apex and American Home;

      o reviewed publicly available financial and stock market data with respect to selected other companies in lines of business UBS believed to be generally comparable to those of Apex and American Home;

      o considered certain pro forma effects of the merger on American Home's financial statements;

      o     reviewed drafts of the merger agreement; and

      o conducted such other financial studies, analyses and investigations and considered such other information as UBS deemed necessary or appropriate.

    In connection with its review, with the consent of the special committee and the board of directors of Apex, UBS:

      o assumed that the final executed form of the merger agreement did not differ in any material respect from the draft that UBS examined, and that Apex, American Home and AHM Investment Corp. will comply with all material terms of the merger agreement;

      o assumed that the financial forecasts and estimates for fiscal 2003 and 2004 and the pro forma effects referred to above had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Apex and American Home as to the future performance of their respective companies;

      o assumed that all material governmental, regulatory or other consents and approvals necessary for the completion of the merger will be obtained without any material adverse effect on Apex, American Home or the merger;

      o assumed that the merger will qualify as a tax-free reorganization for U.S. federal income tax purposes;

      o did not assume any responsibility for independent verification of any of the information referred to above and relied on it as being complete and accurate in all material respects; and

      o did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Apex or American Home, nor was UBS furnished with any such evaluation or appraisal.

    UBS was not asked to, and did not, recommend the specific exchange ratio or consideration payable in the merger, which was determined through negotiations between American Home and Apex. In addition, UBS was not asked to, and did not offer any opinion as to the material terms of the merger agreement or the form of the transactions contemplated thereby, and expressed no opinion as to what the actual value of the AHM Investment Corp. common stock will be when issued pursuant to the merger or the prices at which the AHM Investment Corp. common stock will trade in the future. UBS also noted that the merger agreement provides that American Home, AHM Investment Corp. and their affiliates will use commercially reasonable efforts to qualify, on or prior to the closing of the merger, AHM Investment Corp. as a "REIT," and each subsidiary of AHM Investment Corp. (including American Home) as a "qualified REIT Subsidiary" or a "taxable REIT subsidiary", in each case as such terms are defined under the Internal Revenue Code. At the request of the Apex special committee, UBS contacted third parties to solicit indications of interest in a possible business combination with Apex and held discussions with a number of these parties prior to the date of UBS's written opinion.

    The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not susceptible to partial analysis or summary descriptions. In arriving at its opinion, UBS made qualitative judgments as to the significance and relevance of each analysis and factor considered by it, and based on the results of all the analyses undertaken by it and assessed as a whole. UBS did not draw conclusions, in isolation, from or with regard to any one factor or method of analysis. Accordingly, UBS believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the processes underlying the analyses set forth in its opinion.

    In performing its analyses, UBS made numerous assumptions with respect to industry performance, general business, financial, market and economic conditions and other matters, many of which are beyond the control of Apex and American Home. No company, transaction or business used in those analyses as a comparison is identical to Apex, American Home or their respective businesses or the merger, nor is an evaluation of the results entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the operating results, public trading or other values of the companies or transactions being analyzed.

    The estimates contained in the analyses performed by UBS and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than suggested by these analyses. In addition, analyses relating to the value of securities do not purport to be appraisals or to reflect the prices at which a business might actually be sold or the prices at which any securities may trade at the present time or at any time in the future.

    The following is a summary of the material financial analyses used by UBS in connection with the rendering of its opinion. The financial analyses summarized below include information presented in tabular format. In order to understand the financial analyses fully, the tables must be read together with the text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses.

    Analysis of Selected Public Companies

    Apex. UBS compared selected financial information for Apex with corresponding financial information for the following six publicly-traded companies in the residential mortgage REIT industry:

      o     Annaly Mortgage Management, Inc.;

      o     Anworth Mortgage Asset Corporation;

      o     Impac Mortgage Holdings, Inc.;

      o     MFA Mortgage Investments, Inc.;

      o     Redwood Trust, Inc.; and

      o     Thornburg Mortgage, Inc.


    UBS chose these companies because they are publicly-traded companies that, for purposes of the analysis, UBS considered reasonably similar to Apex in that these companies operate in the residential mortgage REIT industry. The selected public companies may significantly differ from Apex based on, among other things, the size of the companies, the geographic coverage of the companies' operations and the particular business segments of the residential REIT industry in which the companies focus.

    UBS calculated and compared various financial multiples and ratios based on the following:

      o historical financial data for the selected mortgage REITs and Apex based on public filings;

      o median I/B/E/S earnings estimates for the selected mortgage REITs and Apex;

      o net asset value, or book value, estimates for Apex prepared by the management of Apex; and

      o per share closing prices for the selected mortgage REITs and Apex on July 10, 2003.

    UBS calculated the selected residential mortgage REIT's growth in net asset value, or book value, per share from December 31, 2001 to March 31, 2003, return on average common equity for the quarter ended March 31, 2003 and the fiscal years ended December 31, 2000, 2001 and 2002, average return on average assets for the quarter ended March 31, 2003 and the years ended 2000, 2001 and 2002, and total stock return figures, which assumes the reinvestment of dividend income, over a one, two and three year period. The following table presents the results of this analysis:

                                     Return on
                     Net Asset        Average
                     Value per        Common        Return on
                       Share           Equity     Average Assets
                ----------------    ------------  --------------          Total Return2
                       CAGR           Average        Average         --------------------------
                12/31/01-3/31/03    2000Y-2003Q1   2000Y-2003Q11     1 Year     2 Year    3 Year
                        (%)             (%)            (%)            (%)        (%)       (%)
------------------------------------------------------------------------------------------------
Mortgage               10.4             13.2          1.26            47.8      114.6     319.0
REITs--Median
Apex                  (17.8)             3.3          0.36           (50.0)     (30.3)      5.2
------------------------------------------------------------------------------------------------

NOTES:
1  Average of returns for 2000Y, 2001Y, 2002Y, and 2003Q1

2  As of July 10, 2003


    UBS also reviewed the common equity market value, based on closing stock prices on July 10, 2003, of the selected companies as a multiple of book value per share (or net asset value per share) and estimated calendar years 2003 and 2004 earnings per share, referred to as EPS, as well as in terms of dividend yield. UBS then compared the multiples and dividend yields derived from the selected companies with corresponding multiples and dividend yields for Apex based on both the closing price of Apex common stock on July 10, 2003 and, with respect to the multiples, the per share merger consideration. This analysis indicated the following implied median market value multiples and dividend yields for the selected companies, as compared to the multiples and dividend yields implied for Apex:


                                   Price to
                    ------------------------------------------   Dividend
                      Book Value1   2003E EPS2    2004E EPS2      Yield1
                          (x)           (x)           (x)           (%)
-----------------------------------------------------------------------------
Mortgage REITs--Median   1.50          8.6           8.4          11.1
Apex (Trading)           0.85          8.1           nm4          12.3
Apex (Offer)             1.083         9.4           nm4             -
-----------------------------------------------------------------------------

NOTES:
1  Data as of 2003Q1

2  Earnings estimates from I/B/E/S

3  Book value per share as of May 31, 2003

4 Apex management has advised UBS that the single earnings estimate for Apex published for 2004 is not credible and should be disregarded


    American Home. UBS compared selected financial information for American Home with corresponding financial information for the following four publicly-traded companies in the residential mortgage banking industry:

      o     Countrywide Financial Corporation;

      o     Doral Financial Corporation;

      o     IndyMac Bancorp, Inc.; and

      o     R&G Financial Corporation.

    UBS chose these companies because they are publicly-traded companies that, for purposes of the analysis, UBS considered reasonably similar to American Home in that these companies operate in the residential mortgage banking industry. The selected public companies may significantly differ from American Home based on, among other things, the size of the companies, the geographic coverage of the companies' operations and the particular business segments of the residential mortgage banking industry in which the companies focus.

    UBS reviewed the common equity market value, based on closing stock prices on July 10, 2003, of the selected companies as a multiple of book value per share (or net asset value per share) and estimated calendar years 2003 and 2004 EPS as well as in terms of dividend yield. UBS then compared the multiples and dividend yields derived from the selected companies with corresponding multiples and dividend yields for American Home based on the closing price of American Home common stock on July 10, 2003. This analysis indicated the following implied median market value multiples and dividend yields for the selected companies, as compared to the multiples and dividend yields implied for American Home:

                                          Price to
                              -------------------------------------    Dividend
                              Book Value1   2003E EPS2   2004E EPS2      Yield1
                                  (x)          (x)          (x)           (%)
--------------------------------------------------------------------------------
Mortgage Companies--Median        1.98        10.1          9.2           1.3
American Home                     1.98         6.6          8.3           2.4
--------------------------------------------------------------------------------

NOTES:
1  Data as of 2003Q1

2  Earnings estimates from I/B/E/S


    Pro Forma Merger Analysis

    UBS analyzed the potential pro forma financial effects of the merger on American Home's estimated EPS, dividend per share and book value per share (or net asset value per share) for calendar year 2004. Based on the exchange ratio, this analysis indicated that the merger could be accretive to American Home's estimated EPS, dividend per share and book value per share in calendar year 2004 assuming no pre-tax cost savings or other synergies are realized. The actual results achieved by the combined company may vary from projected results and the variations may be material. The results of this analysis were as follows:


                                                American Home
                                  ---------------------------------------------   Apex Share of     Increase/
                       Apex                          Pro Forma                    American Home    (Decrease)
(per share)        Stand-Alone1     Stand-Alone2    Adjustments3    Pro Forma       Pro Forma4      to Apex
--------------------------------------------------------------------------------------------------------------
2004E EPS            $0.64             $2.62           $0.53          $3.15           $1.15           79.3%
2004E Dividend        0.64              0.80              nm           1.95            0.71           11.0
2004E Book Value      6.20             11.47            4.59          16.06            5.85           (5.7)
--------------------------------------------------------------------------------------------------------------

NOTES:
1 Estimates provided by Apex management and assume the following: (i) principal paydowns reinvested at current yield of 4.44%; (ii) swap loss amortization completed in May 2004; (iii) composition assumed to remain consistent with current portfolio structure; (iv) short and long term interest rates are unchanged; (v) no provision for management incentive fee; and (vi) seasoning of mortgages over time

2 Estimates provided by American Home management; based on average diluted American Home shares outstanding of 17.7 million.

3 Pro forma American Home adjustments provided by American Home management and assume the following: (i) 9.8 million shares issued to Apex; (ii) conversion to REIT at transaction close; and (iii) return on equity acquired in transaction of 17.5%

4 Apex share of American Home pro forma is illustrative and assumes Apex receives 36% of pro forma American Home shares, which is equivalent to 107.5% of Apex's NAV as of May 31, 2003, net of certain estimated expenses, as provided by Apex management, divided by American Home's 20 trading day average stock price as of July 10, 2003. The actual number of shares received by Apex stockholders will be calculated at the time of the completion of the merger.


    Premium to Net Asset Value Analysis

    UBS reviewed the implied premium to Apex's net asset value based on the exchange ratio for the merger using the closing prices of Apex common stock and American Home common stock on July 10, 2003, and as adjusted for the exchange ratio "collar" set forth in the merger agreement. The results of this analysis were as follows:


                                                  Stock        Stock        Collar       Stock      Stock
                                                  Price        Price       Midpoint      Price    Stock Price
(in millions, except per share amounts)         Down 25.0%   Down 12.5%  Stock Price1   Up 12.5%    Up 25.0%
---------------------------------------------------------------------------------------------------------------
Illustrative American Home Stock Price            $14.56      $16.99         $19.42      $21.85     $24.27
American Home Shares Outstanding                   17.1        17.1           17.1        17.1       17.1
---------------------------------------------------------------------------------------------------------------
American Home Equity Value                        249.3       290.9          332.4       374.0      415.5
---------------------------------------------------------------------------------------------------------------
Transaction Offer--107.5% of Apex NAV2            190.5       190.5          190.5       190.5      190.5
Shares Issued to Apex3                             11.2        11.2            9.8         8.7        8.7
---------------------------------------------------------------------------------------------------------------
Apex Ownership of Pro Forma American Home (%)      39.6        39.6           36.4        33.7       33.7
---------------------------------------------------------------------------------------------------------------
Market Value of Shares Issued to Apex4           $163.2      $190.5         $190.5      $190.5     $211.6
Apex Adjusted NAV2                                177.2       177.2          177.2       177.2      177.2
                                                 --------------------------------------------------------------
Implied Premium4                                  (13.9)       13.3           13.3        13.3       34.4
---------------------------------------------------------------------------------------------------------------
Implied Premium to Apex NAV (%)                    (7.9)        7.5            7.5         7.5       19.4
---------------------------------------------------------------------------------------------------------------

NOTES:
1 Illustrative 20 trading day trailing average price of American Home common stock as of July 10, 2003. Actual collar midpoint stock prices will be calculated based on 20 trading days prior to signing of merger agreement

2 Based on transaction value pro forma for close as of May 31, 2003 and on net asset value as of that date, net of certain estimated expenses, as provided by Apex management. Actual transaction offer will be 107.5% of Apex's net book value as of the closing of the merger, and net of transaction fees, expenses for the directors' and officers' insurance policy and the termination fee to be paid to TCW Management.

3 Reflects the number of shares issued to Apex stockholders under the terms of the collar: (i) if the American Home average price is less than 12.5% above or 12.5% below the 20 day trailing average price, the dollar value of the offer is fixed and the number of shares to be issued is variable; (ii) if the American Home average price is 12.5% or more above or below the 20 day trailing average price, the number of shares to be issued to Apex stockholders is fixed; (iii) if the American Home average price is 25% or more above or below the 20 day trailing average, each party has a symmetrical right to terminate the merger agreement, subject to the other party's right to adjust the exchange ratio.

4 This analysis assumes that the market value of American Home shares is unaffected by (i) the merger or (ii) the election of REIT status


    Other Factors

    In rendering its opinion, UBS also reviewed and considered other factors, including:

      o the material terms and form of other merger proposals that were received from other bidders for Apex;

      o the historical price performance and trading volumes for Apex common stock and American Home common stock; and

      o the business of American Home, including the historical operating and financial performance of American Home in terms of loan originations, revenues, pre-tax earnings, and earnings per share.

    Miscellaneous

    UBS has earned a fee of $500,000 payable by Apex for rendering its financial fairness opinion, which was independent of the result of the opinion, and will receive a fee payable upon the completion of the merger of $500,000 plus 20% of the excess of the transaction value, including, without duplication, the management termination fee, over 106% of Apex's net book value, less the opinion fee to the extent previously paid. The aggregate fee earned by UBS in connection with the merger, including the opinion fee, would be approximately $1.0 million based on the transaction value implied in the merger as of July 10, 2003. Apex also agreed to reimburse UBS for its reasonable expenses actually incurred in performing its services. UBS will not be entitled to any additional fees or compensation with respect to the merger. In addition, Apex has agreed to indemnify UBS and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling UBS or any of its affiliates against liabilities and expenses related to or arising out of UBS's engagement and any related transactions.

    The special committee of Apex selected UBS based on its experience, expertise and reputation in the financial services sector, including the mortgage REIT sector. UBS is an internationally recognized investment banking firm that regularly engages in the valuation of securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Prior to this engagement, UBS and its predecessors and affiliates have provided investment banking and other financial services to Apex and American Home and received customary compensation for the rendering of such services, including acting as sole bookrunning manager for a secondary offering of American Home common stock in June 2002 and acting as lender under American Home's warehouse credit facilities. In the ordinary course of business, UBS, its successors and affiliates may trade or have traded securities of Apex and American Home for their own accounts and the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

Interests of Certain Persons in the Transactions

    Some members of American Home's and Apex's management, and the members of the American Home and Apex boards of directors, may have interests in the transactions that are different from, or in addition to, the interests they share with you as American Home or Apex stockholders. As of [ ], 2003, directors and officers of American Home beneficially owned in the aggregate [ ] shares of American Home common stock, representing [ ]% of the economic interest and voting power of American Home. As of [ ], 2003, directors and officers of Apex beneficially owned in the aggregate [ ] shares of Apex common stock, representing [ ]% of the economic interest and voting power of Apex.

    Upon completion of the transactions, directors and officers of American Home will beneficially own in the aggregate approximately [ ] shares of AHM Investment Corp. common stock representing [ ]% of the economic interest and voting power of AHM Investment Corp. In addition, upon completion of the transactions, directors and officers of Apex will beneficially own in the aggregate approximately [ ] shares of AHM Investment Corp. common stock, representing [ ]% of the economic interest and voting power of AHM Investment Corp.

    One of the directors of American Home, Kenneth P. Slosser, is a managing director of Friedman Billings and was actively involved in providing financial advisory services to American Home in connection with Friedman Billings' engagement in the merger. Due to his involvement as a financial advisor, Mr. Slosser recused himself from involvement, as a director, in the evaluation or consideration of the merger by the board of directors of American Home or the vote of the board to proceed with the merger, as well as the decision to engage Friedman Billings as financial advisor and the terms of such engagement.

    In connection with the merger agreement, Apex and TCW Management amended the management agreement between Apex and TCW Management to provide that, immediately prior to the closing of the merger, the management agreement will terminate automatically upon receipt by TCW Management from Apex of a termination fee. The amount of the termination fee shall equal 40% of the assumed premium over Apex's net book value (excluding the termination fee), up to a maximum amount of $10,000,000, which is less than the amount otherwise payable under the management agreement in the event of a termination by Apex without cause. Each of the officers and some of the directors of Apex are employees or officers of TCW Management or its affiliate, The TCW Group, Inc. and, as a result, will receive a portion of the termination fee paid by Apex to TCW Management.

    Pursuant to the terms of the merger agreement, prior to the closing of the merger, Apex will purchase directors' and officers' liability insurance with at least $25 million of coverage for a period of six years from the effective time of the merger, which will provide Apex's current directors and officers and TCW Management and its directors and officers with coverage on substantially similar terms as currently provided by Apex to such persons. In addition, AHM Investment Corp.'s directors and officers will be provided co-defendant coverage under the directors' and officers' liability insurance policy.

    Pursuant to the terms of the merger agreement, Apex will cause each option to purchase common stock of Apex issued under Apex's stock option plan to become fully vested and exercisable as of the date the merger is approved by Apex's stockholders. As of [ ], 2003, the directors and officers of Apex listed below held unvested options to purchase the number of shares of Apex common stock set forth opposite their name. All unvested options will vest upon the date the merger is approved by Apex's stockholders.

                                        Number of
                                         Unvested
                                  Name   Options
                                  -----  -------
                                  [   ]   [   ]
                                  [   ]   [   ]
                                  [   ]   [   ]

Listing of AHM Investment Corp. Capital Stock

    It is a condition to the completion of the merger that AHM Investment Corp. common stock issuable to Apex stockholders pursuant to the merger agreement be approved for listing on the NYSE or eligible for quotation on the Nasdaq National Market.

Transfer Agent and Registrar

    As of the date of this joint proxy statement/prospectus, American Stock Transfer & Trust Company is the transfer agent and registrar for American Home common stock, and The Bank of New York is the transfer agent and registrar for Apex's common stock. American Stock Transfer & Trust Company is expected to be the transfer agent and registrar for AHM Investment Corp. common stock.

Dividends

    The most recent quarterly dividend declared by American Home was $0.13 per share of American Home common stock payable on July 17, 2003 to American Home stockholders of record as of July 3, 2003. American Home's current dividend is $0.52 per share of American Home common stock on an annual basis, or a $0.13 per share dividend each quarter. On July 19, 2003, Apex declared a dividend of $0.17 per share of Apex common stock payable on July 31, 2003 to Apex stockholders of record as of June 30, 2003.

    In order to qualify as a REIT for U.S. federal income tax purposes, AHM Investment Corp. must distribute to its stockholders annually at least 90% of its REIT taxable income, excluding the retained earnings of its taxable REIT subsidiaries. See "Certain U.S. Federal Income Tax Consequences of AHM Investment Corp.'s Status as a REIT--Requirements for Qualification as a REIT--Annual Distribution Requirements." The payment of dividends by AHM Investment Corp., however, will be subject to approval and declaration by the AHM Investment Corp. board of directors, and will depend on a variety of factors, including business, financial and regulatory considerations.

Existing Repurchase Authorization

    On January 13, 1998, the Apex's board of directors authorized a program to repurchase up to 750,000 shares of Apex common stock. Having completed the original repurchase program of 750,000 shares of Apex common stock, on September 16, 1998, the Apex's board of directors authorized a program to repurchase up to an additional 750,000 shares.

    During the year ended December 31, 1998, Apex repurchased 947,100 shares. No shares were repurchased during the years ended December 31, 2002, 2001 and 2000. An additional 552,900 shares are currently authorized for potential repurchase. Under the SEC's Regulation M, Apex may not repurchase shares of its common stock between the date of mailing of the joint proxy statement/prospectus and the date of the stockholders meetings.

Material U.S. Federal Income Tax Consequences of the Transactions

    The following general discussion summarizes the anticipated material U.S. federal income tax consequences of the transactions to holders of shares of American Home common stock and holders of shares of Apex common stock that exchange their shares for shares of AHM Investment Corp. common stock in the transactions. This discussion addresses only those American Home stockholders and Apex stockholders that hold their shares as a capital asset, and does not address all of the U.S. federal income tax consequences that may be relevant to particular American Home stockholders and Apex stockholders in light of their individual circumstances or to American Home stockholders and Apex stockholders that are subject to special rules, such as:

      o     financial institutions or insurance companies;

      o     mutual funds;

      o     tax-exempt organizations;

      o     insurance companies;

      o     dealers or brokers in securities or foreign currencies;

      o traders in securities that elect to apply a mark-to-market method of accounting;

      o     foreign holders;

      o persons that hold their shares as part of a hedge against currency risk, appreciated financial position, straddle, constructive sale or conversion transaction; or

      o holders that acquired their shares upon the exercise of stock options or otherwise as compensation.

    The following discussion is not binding on the Internal Revenue Service. It is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this joint proxy statement/prospectus, all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and foreign laws, and U.S. federal laws other than U.S. federal income tax laws, are not addressed.

    Holders of American Home and Apex common stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the transactions, including the applicability and effect of U.S. federal, state and local and foreign income and other tax laws in their particular circumstances.

    The parties have structured the transactions so that it is anticipated that the reorganization and the merger each will qualify as a tax-free reorganization for U.S. federal income tax purposes. It is a condition to the completion of the transactions that American Home receive an opinion from Cadwalader, Wickersham & Taft LLP, and Apex receive an opinion from O'Melveny & Myers LLP, in each case dated on the closing of the transactions, to the effect that the merger of Apex with and into AHM Investment Corp. will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The opinions will be based on customary assumptions and customary representations made by, among others, American Home, Apex and AHM Investment Corp. An opinion of counsel represents counsel's best legal judgment and is not binding on the Internal Revenue Service or any court. No ruling has been, or will be, sought from the Internal Revenue Service as to the U.S. federal income tax consequences of the transactions. If any of the factual assumptions or representations relied upon in the opinions of counsel are inaccurate, the opinions may not accurately describe the tax treatment of the transactions, and this discussion may not accurately describe the tax consequences of the transactions. In addition, in connection with the filing of the registration statement, Cadwalader, Wickersham & Taft LLP and O'Melveny & Myers LLP have delivered to American Home and Apex, respectively, their opinions, dated on the date of this joint proxy statement/prospectus, that the merger of Apex with and into AHM Investment Corp. will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

    Holders of shares of American Home common stock and holders of Apex common stock that exchange their shares for shares of AHM Investment Corp. common stock in the transactions generally will not recognize gain or loss for U.S. federal income tax purposes (except with respect to any cash received by holders of shares of Apex common stock instead of a fractional share of AHM Investment Corp. common stock) as a result of the transactions being structured as tax-free reorganizations for U.S. federal income tax purposes. Each holder's aggregate tax basis in AHM Investment Corp. common stock received in the transactions will be the same as that holder's aggregate tax basis in American Home or Apex common stock surrendered in the transactions in exchange therefor, decreased, in the case of a holder of Apex common stock by the amount of any tax basis allocable to any fractional share interest for which cash is received. The holding period of the AHM Investment Corp. common stock received in the transactions by a holder of American Home or Apex common stock will include the holding period of American Home or Apex common stock that the holder surrendered in the transactions in exchange therefor.

    A holder of Apex common stock that receives cash in lieu of a fractional share of AHM Investment Corp. common stock will recognize gain or loss equal to the difference between the amount of cash received and that holder's tax basis in AHM Investment Corp. common stock that is allocable to the fractional share of AHM Investment Corp. common stock. That gain or loss generally will constitute capital gain or loss. In the case of an individual stockholder, any capital gain generally will be long-term capital gain, subject to tax at a maximum rate of 15%, if the individual has held his or her Apex common stock for more than one year on the closing of the transaction. The deductibility of capital losses is subject to limitations for both individuals and corporations.

    Payments to holders of Apex common stock in connection with the transactions may be subject to "backup withholding" at a rate of 28%, unless a holder (1) provides a correct taxpayer identification number (which, for an individual stockholder, is the stockholder's social security number) and any other required information to the exchange agent, or (2) is a corporation or comes within certain exempt categories and, when required, demonstrates that fact and otherwise complies with applicable requirements of the backup withholding rules. An Apex stockholder who does not provide a correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service. Any amount paid as backup withholding does not constitute an additional tax and will be creditable against the stockholder's U.S. federal income tax liability.

    This discussion of material U.S. federal income tax consequences is intended to provide only a general summary, and is not a complete analysis or description of all potential U.S. federal income tax consequences of the transactions. This discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. In addition, it does not address any non-income tax or any foreign, state or local consequences of the transactions. Accordingly, we strongly urge you to consult your own tax advisor to determine the particular U.S. federal, state or local or foreign income or other tax consequences to you of these transactions.

    For a discussion of the material U.S. federal income tax consequences of an investment in AHM Investment Corp.'s common stock, see "Certain U.S. Federal Income Tax Consequences of AHM Investment Corp.'s Status as a REIT" on page [ ].

Accounting Treatment

    The merger will be accounted for as a purchase of Apex by American Home using the purchase method of accounting. American Home was determined to be the accounting acquiror based on a number of factors, including, among other things,
(i) that, based on the net book value per share of Apex as of [ ], 2003 and the current stock price of American Home, the former stockholders of American Home would have [ ]% of the voting rights in AHM Investment Corp., (ii) that the board of directors of AHM Investment Corp. will be comprised of American Home's board of directors, and (iii) that, based on the terms of the exchange of equity securities and market prices at the date of the announcement of the transactions, American Home is effectively paying a [ ]% premium over the then market price of Apex common stock. The purchase price based on the price per share of American Home common stock two days before and after [ ], 2003 will be allocated to Apex's identifiable assets and liabilities based on their estimated fair market values at the date of the completion of the transactions, and any excess of the purchase price over those fair market values will be accounted for as goodwill. The results of final valuations of intangible and other assets and the finalization of any potential plans of restructuring have not yet been completed. We may revise the allocation of the purchase price when additional information becomes available.

Regulatory Matters

    American Home and Apex are currently reviewing whether filings or approvals may be required or advisable in those jurisdictions that may be material to AHM Investment Corp. and have made or will make regulatory filings in those jurisdictions. Other than those described below, American Home and Apex are not aware of any material governmental consents or approvals that are required prior to the completion of the transactions. American Home and Apex have agreed that, if any governmental consents and approvals are required, each will use all reasonable efforts to complete the transactions and to obtain these required consents and approvals.

    American Home and Apex believe that the only required regulatory approvals are the consent to the reorganization from the Federal National Mortgage Association, or "Fannie Mae," the Federal Home Loan Mortgage Corporation, or "Freddie Mac," the Governmental National Mortgage

Association, or "Ginnie Mae," and various state mortgage lending regulators. American Home conducts operations in a number of jurisdictions where other regulatory filings or approvals may be required or advisable in connection with the completion of the reorganization. Under the merger agreement, American Home is required to obtain these approvals prior to completing the merger, unless the failure to obtain the approvals would not have a material adverse effect on American Home or Apex or, following the merger, on AHM Investment Corp. It is possible that any of the regulatory authorities with which filings are made may seek regulatory concessions as conditions for granting approval of the transactions.

    Although American Home and Apex do not expect regulatory authorities to raise any significant objections in connection with their review of the transactions, there can be no assurance that American Home and Apex will obtain all required regulatory approvals or that these regulatory approvals will not contain terms, conditions or restrictions that would be detrimental to AHM Investment Corp. after completion of the transactions.

Appraisal Rights

    Appraisal rights are statutory rights that enable stockholders who object to extraordinary transactions, such as mergers, to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Appraisal rights are not available in all circumstances and exceptions to those rights are set forth in the laws of Delaware and Maryland.

    American Home stockholders are not entitled to appraisal rights under Delaware law in connection with the reorganization or the issuance of shares of AHM Investment Corp. common stock to Apex stockholders in the merger because shares of American Home are listed on the Nasdaq National Market. The Delaware General Corporation Law generally states that in connection with the consummation of a plan of merger, stockholders of a company whose stock is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., are not entitled to appraisal rights.

    Apex stockholders are not entitled to appraisal rights under Maryland law in connection with the merger because shares of Apex are listed on the American Stock Exchange. The Maryland General Corporation Law generally states that in connection with the consummation of a plan of merger, stockholders of a company whose stock is listed on a national securities exchange are not entitled to appraisal rights.

Resale of AHM Investment Corp. Common Stock

    AHM Investment Corp. common stock issued in the transactions will not be subject to any restrictions on transfer arising under the Securities Act, except for shares of AHM Investment Corp. common stock issued to any American Home stockholder or Apex stockholder that is, or is expected to be, an "affiliate" of American Home or Apex, as applicable, for purposes of Rule 145 under the Securities Act. Persons that may be deemed to be affiliates of American Home or Apex for those purposes generally include individuals or entities that control, are controlled by, or are under common control with, American Home or Apex, respectively, and include the directors of American Home and Apex, respectively.

    This joint proxy statement/prospectus does not cover resales of AHM Investment Corp. common stock received by any person upon completion of the transactions, and no person is authorized to make any use of this joint proxy statement/prospectus in connection with any resale.

                    DESCRIPTION OF THE TRANSACTION AGREEMENTS

    The following summaries of the transaction agreements are qualified by reference to the complete text of the agreements and other documents, which are attached as Annexes A through G to this joint proxy statement/prospectus and are incorporated by reference in this joint proxy statement/prospectus.

                              THE MERGER AGREEMENT

    The following is a summary of the material terms of the merger agreement. This summary does not purport to describe all the terms of the merger agreement and is qualified by reference to the complete merger agreement which is attached as Annex A to this joint proxy statement/prospectus and incorporated by reference. All stockholders of American Home and Apex are urged to read the merger agreement carefully and in its entirety.

Structure of the Merger

    Pursuant to the terms of the merger agreement, Apex will merge with and into AHM Investment Corp., with AHM Investment Corp. being the surviving corporation. The Articles of Amendment and Restatement of AHM Investment Corp., attached as Annex F to this joint proxy statement/prospectus, will be the charter of the surviving corporation and the Amended and Restated Bylaws of AHM Investment Corp., attached as Annex G to this joint proxy statement/prospectus, will be the bylaws of the surviving corporation. These documents are referred to in this joint proxy statement/prospectus as AHM Investment Corp.'s "charter" and "bylaws," respectively. Immediately prior to the completion of the merger, American Home and its affiliates will engage in a reorganization, pursuant to which American Home will merge with and into AHM Merger Sub, as a result of which AHM Investment Corp. will become the new parent company and will, effective as of the closing of the merger, own 100% of the issued and outstanding capital stock of American Home. For a description of the reorganization, see "Description of the Transaction Agreements--The Reorganization Agreement" on page [ ]. Following the completion of the merger, American Home and Apex anticipate that AHM Investment Corp. will qualify as a REIT. Unlike Apex, which is externally managed by TCW Management under a management agreement that will terminate upon completion of the merger, AHM Investment Corp. will be self-managed.

Merger Consideration

    The merger agreement provides that if the American Home average price is less than or equal to $21.86164 and greater than or equal to $17.00350, then each share of Apex common stock outstanding immediately prior to the effective time of the merger will be converted into a number of shares of AHM Investment Corp. common stock equal to 107.5% of the net book value per share of Apex divided by the American Home average price, as determined by the method described below. The net book value per share of Apex will be determined on the day prior to the closing of the merger in accordance with the valuation methodology set forth in the merger agreement and described below.

    If the American Home average price, as determined by the method described below, is less than $17.00350 or greater than $21.86164, then the number of shares of AHM Investment Corp. common stock to be issued for each share of Apex common stock will be adjusted as follows:

      o if the average price is less than $17.00350, then the number of shares of AHM Investment Corp. common stock to be issued for each share of Apex common stock will equal a quotient, the numerator of which is 107.5% of the net book value per share of Apex, and the denominator of which is $17.00350; or

      o if the average price is greater than $21.86164, then the number of shares of AHM Investment Corp. common stock to be issued for each share of Apex common stock will equal a quotient, the numerator of which is 107.5% of the net book value per share of Apex, and the denominator of which is $21.86164.

    If the American Home average price is less than $14.57443, then Apex may elect to terminate the merger agreement within one business day after the American Home average price is determined by the parties, which we refer to as the "termination option", subject to American Home's right to avoid such termination, within one business day after American Home's receipt of a termination notice from Apex, by adjusting the number of shares of AHM Investment Corp. common stock to be issued for each share of Apex common stock to equal a quotient, the numerator of which is 92.143% of the net book value per share of Apex, and the denominator of which is the American Home average price.

    Similarly, if the American Home average price is greater than $24.29071, then American Home may elect to terminate the merger agreement within one business day after the American Home average price is determined by the parties, which is also referred to as the "termination option," subject to Apex's right to avoid such termination, within one business day after Apex's receipt of a termination notice from American Home, by adjusting the number of shares of AHM Investment Corp. common stock to be issued for each share of Apex common stock to equal a quotient, the numerator of which is 119.444% of the net book value per share of Apex, and the denominator of which is the American Home average price.

    The American Home average price is the average of the daily volume weighted averages of the trading prices of American Home common stock on the Nasdaq National Market, as reported by Bloomberg Financial Markets, for the ten consecutive trading days prior to the day before the closing of the merger.

    The following table illustrates the number of shares of AHM Investment Corp. common stock which Apex stockholders will receive per share of Apex common stock at different American Home average prices randomly selected by us, and the implied value of these shares based upon such American Home average price. For the purposes of this illustration, we have assumed that Apex's net book value per share is $[ ]; Apex's actual net book value per share will be calculated as described below.

                                                                                        If termination option
                                                                                           is not exercised
                                                                                       ------------------------
                                                                         Implied                    Implied
                                                                         Value of                   Value of
                                                                          Merger                     Merger
                                           American                    Consideration              Consideration
                                         Home Average      Exchange      per Apex      Exchange     per Apex
                                             Price          Ratio          Share         Ratio        Share
                                         ------------     ----------   -------------   ---------  -------------
                                             $26.00        [    ](1)       $[  ](1)    [    ](2)      $[  ](2)
                                             $25.00        [    ](1)       $[  ](1)    [    ](2)      $[  ](2)
Top of Second Collar...................      $24.29071     [    ]          $[  ]
                                             $24.00        [    ]          $[  ]
                                             $23.00        [    ]          $[  ]
                                             $22.00        [    ]          $[  ]
Top of First Collar....................      $21.86164     [    ]          $[  ]
                                             $21.00        [    ]          $[  ]
                                             $20.00        [    ]          $[  ]
                                             $19.00        [    ]          $[  ]
                                             $18.00        [    ]          $[  ]
Bottom of First Collar.................      $17.00350     [    ]          $[  ]
                                             $17.00        [    ]          $[  ]
                                             $16.00        [    ]          $[  ]
                                             $15.00        [    ]          $[  ]
Bottom of Second Collar................      $14.57443     [    ]          $[  ]
                                             $14.00        [    ](3)       $[  ](3)    [    ](4)      $[  ](4)
                                             $13.00        [    ](3)       $[  ](3)    [    ](4)      $[  ](4)

------------

(1) Assumes American Home elects to exercise its termination option and Apex elects to adjust the exchange ratio.

(2) Assumes American Home does not elect to exercise its termination option.

(3) Assumes Apex elects to exercise its termination option and American Home elects to adjust the exchange ratio.

(4) Assumes Apex does not elect to exercise its termination option.

    Note that the number of shares of AHM Investment Corp. common stock that Apex's stockholders will receive in the merger will be based upon the American Home average price and Apex's net book value. The American Home average price can, and probably will, differ from the trading price of American Home common stock on the closing of the merger. Apex's actual net book value per share can, and probably will, differ from Apex's net book value as of [ ].

    Apex's actual net book value per share will be determined as of 12:00 p.m. New York time on the trading day immediately preceding the closing of the merger by valuing the marked-to-market assets and the marked-to-market liabilities of Apex in accordance with the following procedures:

      o Apex's securities will be placed into two separate categories: those that American Home elects to retain subsequent to the closing of the merger and those that American Home elects to liquidate at the closing of the merger. The valuation for those securities that American Home elects to retain will be determined by soliciting bid-side indicative market values from a group of specified dealers, and taking the second highest bid-side valuation. The valuation for those securities that American Home elects to liquidate will be determined by soliciting bid-side indicative market values from a group of specified dealers, and taking the highest of all the bid-side valuations.

      o The market value of all other liabilities of Apex (including all expenses of Apex incurred in connection with the merger, one-half of the premium payable in connection with the directors and officer's liability insurance policy purchased by Apex and the termination fee to be paid to TCW Management under the management agreement) will be determined by American Home and Apex in accordance with GAAP.

    Pursuant to the third amendment to the management agreement executed in connection with the signing of the merger agreement, the amount of the termination fee payable to TCW Management is less than the amount initially provided for under the management agreement. For purposes of calculating the termination fee, American Home and Apex will take the following actions in sequence:

      o calculate the net book value of Apex pursuant to the procedures described above, with the exception that the amount of the termination fee will not be included in the market value of Apex's other liabilities, which net amount is referred to as the "notional net book value";

      o based on the exchange ratio formula described above and using the American Home average price and the Apex notional net book value, calculate an exchange ratio, which is referred to as the "notional exchange ratio";

      o calculate the "notional aggregate consideration" by multiplying the notional exchange ratio, the American Home average price and the number of Apex shares outstanding; and

      o finally, calculate the termination fee which is equal to 40% of the difference between the notional aggregate consideration and the notional net book value, but in no event shall exceed $10 million.

    Once the amount of the termination fee is determined, American Home and Apex will include the amount of the termination fee in the market value of Apex's liabilities in accordance with the formula described above for purposes of determining the actual net book value. Thereafter, American Home and Apex will determine the exchange ratio using the formula described above and, then, the amount of merger consideration payable to Apex stockholders in the merger.

Treatment of Options

    Apex will cause unvested options to acquire Apex common stock to become vested as of the date that Apex's stockholders approve the merger, and each option to acquire Apex common stock that is not exercised as of the effective time of the merger will be terminated and not assumed by AHM Investment Corp. Pursuant to the merger agreement, Apex's stock option plan will be assumed by AHM Investment Corp. at the effective time of the merger, if the stock option plan is adopted at American Home's special stockholder meeting.

Timing of Closing

    The closing of the merger will take place no later than five days after the satisfaction or waiver of the conditions set forth in the merger agreement or at another date as may be agreed to in writing by the parties.

Exchange of Stock Certificates

    Upon or before the completion of the merger, AHM Investment Corp. will deposit with a bank or trust company to be selected by the parties, referred to as the "exchange agent," shares of AHM Investment Corp. common stock. American Home will deposit with the exchange agent an amount of cash that American Home estimates will be sufficient to pay for all fractional shares, as described below, and any dividends or distributions.

    No later than ten business days after the completion of the merger, the exchange agent will mail to each holder of record of outstanding Apex common stock a letter of notification describing the procedures for surrendering stock certificates in exchange for new certificates representing AHM Investment Corp. common stock.

    No fractional shares of AHM Investment Corp. common stock will be issued in the merger. Instead, the exchange agent will pay each of those stockholders who would have otherwise been entitled to a fractional share of

AHM Investment Corp. common stock an amount in cash determined by multiplying the fractional share interest by the American Home average price.

    Upon proper surrender of a stock certificate for exchange to the exchange agent, together with a completed letter of notification, each Apex stockholder will be entitled to receive a share certificate representing the number of AHM Investment Corp. shares that they are entitled to. The stockholder may also be entitled to receive a check for the amount that the stockholder is entitled to for fractional shares, dividends or other distributions.

AHM Investment Corp. Board of Directors

    Each of American Home's directors immediately prior to the merger will continue as directors of AHM Investment Corp. and AHM Investment Corp. may, in its sole discretion, designate a member of the Apex board of directors to sit on the AHM Investment Corp. board of directors.

Representations and Warranties of American Home, AHM Investment Corp. and Apex

    The merger agreement contains substantially reciprocal representations and warranties of American Home and AHM Investment Corp., on the one hand, and Apex, on the other hand, relating to:

      o     due organization, good standing, and power;

      o     capital structure and ownership of subsidiaries;

      o corporate authority to enter into and perform the contemplated transactions;

      o     required consents and filings with governmental entities;

      o absence of conflicts with organizational documents and material agreements;

      o     reports filed with the SEC and financial statements;

      o     absence of material undisclosed liabilities or obligations;

      o     compliance with laws;

      o     absence of certain changes or events;

      o     tax matters;

      o     inapplicability of the Investment Company Act;

      o     current insurance against risk and loss;

      o     opinion of financial advisors;

      o     broker's or finder's fees;

      o     litigation;

      o     required stockholder approval;

      o     material contracts;

      o no increase or acceleration of benefits of any agreement or plan as a result of the merger;

      o     ownership of mortgage backed securities and mortgage loans;

      o     employee benefits matters; and

      o     no material adverse effect.

    Representations and warranties made solely by Apex relate to ownership of shares of Apex by TCW Management and its affiliates and inapplicability of Apex's stockholder rights plan to the merger.

    American Home and AHM Investment Corp. also represent and warrant as to the formation and interim operations of AHM Investment Corp. and AHM Merger Sub and as to the future qualification of AHM Investment Corp. as a REIT.

Conduct of Business of American Home, AHM Investment Corp. and Apex Pending the Merger

    American Home, Apex and AHM Investment Corp. have each undertaken certain covenants in the merger agreement concerning the conduct of their respective businesses prior to completion of the merger. In general, each of Apex and American Home are required to conduct their business in the usual, regular and ordinary course in all material respects, in substantially the same manner as previously conducted and to use their reasonable efforts to preserve intact their present lines of business, maintain their rights, franchises and permits and preserve their relationship with customers, suppliers and others having business dealings with them.

    Under the merger agreement, Apex has also agreed that, during the period prior to completion of the merger, except as expressly contemplated by the merger agreement, it will:

      o not authorize, declare or pay any dividends, except for regular quarterly cash dividends reasonably estimated to be no more than the minimum required for Apex to maintain its REIT status or to comply with the rights issued under Apex's stockholder rights plan;

      o not split, combine or reclassify any of its equity interests or shares of capital stock or issue or authorize any other securities in substitution for the equity interests or capital stock, except pursuant to the exercise of options and rights;

      o not repurchase, redeem or otherwise acquire any equity interests or capital stock except for redemptions and transfers of shares of Apex common stock required under Apex's charter or in accordance with the Apex rights plan;

      o     not grant any options relating to the shares of Apex common stock;

      o not, without consulting with American Home, and so long as it would not be reasonably expected to materially and adversely affect Apex, make or rescind any material tax election, settle or compromise any material claim relating to taxes, change in any material respect its methods of reporting income or deductions for federal income tax purposes, enter into any tax protection agreement, amend its tax returns or change the organizational structure in a way that may impact its status as a REIT, or file any material tax returns;

      o not amend its charter or bylaws unless necessary to comply with obligations under the law;

      o not (i) dispose of any of its material assets or (ii) acquire any mortgage-backed securities or other material assets, except in each case in a manner consistent with past practices or if necessary to comply with applicable REIT rules and regulations, the Investment Company Act or Apex's investment policies;

      o not incur or assume any indebtedness, guarantees, loans or advances, except for short-term indebtedness incurred in the ordinary course of business consistent with past practice, or amend, extend, modify, refund, renew, refinance or replace existing indebtedness as long as the aggregate principle amount or term of such indebtedness is not increased or extended;

      o not discharge or satisfy any claims, other than discharges or satisfactions incurred or committed to in the ordinary course of business consistent with past practice or reflected in Apex's most recent consolidated financial statements;

      o use commercially reasonable efforts to maintain the books, records and accounts of Apex's business in the usual, regular, and ordinary course of business on a basis consistent with the Apex's past practice and in accordance with GAAP;

      o not enter into or terminate any arrangement between Apex and any Apex director or officer;

      o not cancel or terminate any insurance policy without notice to American Home, except policies which are replaced without diminution of or gaps in coverage;

      o not adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

      o except in the ordinary course of business consistent with past practice, not (i) modify, amend, terminate or fail to use commercially reasonable efforts to renew any material contract of Apex or waive, release or assign any material rights or claims under a material contract to which Apex is a party in a manner adverse to Apex, (ii) modify, amend or terminate the management agreement with TCW Management, or (iii) enter into any new material contracts, to the extent such actions would have a material adverse effect on Apex; or

      o not take any action that would result in any of the representations and warranties of Apex that are qualified by materiality becoming untrue or, in the case of other representations and warranties of Apex that are not so qualified, becoming untrue in any material respect, or any of the conditions to closing of the merger not being satisfied.

    Apex is also required by the merger agreement to pay a final dividend to holders of shares of its common stock in an amount equal to the minimum dividend necessary to avoid (i) jeopardizing its status as a REIT, and (ii) the imposition of income tax under Section 857(b) of the Internal Revenue Code and the imposition of excise tax under Section 4981 of the Internal Revenue Code.

    Under the merger agreement, each of American Home and AHM Investment Corp. have also agreed that, during the period prior to completion of the merger, except as expressly contemplated by the merger agreement, they will:

      o not authorize, declare or pay any dividends, except for (i) dividends by wholly owned subsidiaries of American Home or AHM Investment Corp., and (ii) regular quarterly cash dividends on shares of American Home common stock in amounts consistent with past practice;

      o not split, combine or reclassify any of their equity interests or shares of capital stock or issue or authorize or propose the issuance of any other securities in substitution for the equity interests or capital stock, except pursuant to the exercise of options and rights;

      o not repurchase, redeem or otherwise acquire, or permit any of their subsidiaries to purchase, redeem or otherwise acquire, any equity interests or capital stock;

      o not grant any options relating to the shares of American Home common stock, other than in the ordinary course of business;

      o use commercially reasonable efforts to qualify, prior to or at the effective time of the merger, AHM Investment Corp. as a REIT and each subsidiary of AHM Investment Corp. as a qualified or taxable REIT subsidiary;

      o     not amend their respective charters or bylaws;

      o promptly notify Apex of any material emergency or other material change in the condition (financial or otherwise), of American Home's or AHM Investment Corp.'s business or assets;

      o not (i) dispose of any of their material assets or (ii) merge or consolidate with, or acquire all or substantially all of the assets of, or the beneficial ownership of a majority of the outstanding capital stock or other equity interests in, any person in a transaction (A) for consideration greater than $20,000,000 or (B) requiring the approval of the stockholders of American Home or AHM Investment Corp.;

      o     not issue, or change the ownership of, their securities;

      o except in the ordinary course of business consistent with past practice or in connection with any permitted acquisition, not (i) modify, amend, terminate or fail to use commercially reasonable efforts to renew any American Home material contract, or waive release or assign any material rights or claims under a material contract to which it is a party in a manner adverse to American Home or AHM Investment Corp. or (ii) enter into any new material contracts, to the extent such action would materially hinder, prevent or otherwise have an adverse effect on the merger;

      o not acquire ownership, beneficially or of record, of any Apex capital stock; or

      o not take any action that would result in any of the representations and warranties of American Home or AHM Investment Corp. that are qualified by materiality becoming untrue or, in the case of other representations and warranties of American Home or AHM Investment Corp. that are not so qualified, becoming untrue in any material respect, or any of the conditions to closing of the merger not being satisfied.

Additional Agreements

    No Solicitation. The respective boards of directors of Apex and American Home are restricted from soliciting, initiating, encouraging or otherwise participating in any negotiations, inquiries or discussion with any person concerning any acquisition proposal (as defined below). However, prior to stockholder approval, in response to a bona fide, unsolicited acquisition proposal, Apex or American Home may (i) furnish information with respect to it and its subsidiaries, (ii) agree to or recommend such acquisition proposal,
(iii) withdraw or modify its recommendation of the merger, and (iv) participate in discussions and negotiations regarding such acquisition proposal, if the board of directors of Apex or American Home, as the case may be, concludes in good faith, after receiving the advice of its legal counsel and financial advisors, that such unsolicited acquisition proposal is likely to result in a "superior proposal" (as defined below).

    An "acquisition proposal" includes any proposal or offer from any person relating to any acquisition of all or a significant part of the business, assets or capital stock, whether by merger, consolidation or other business combination, purchase of assets, tender or exchange offer or otherwise.

    A "superior proposal" is an acquisition proposal that the board of directors of the relevant company determines in good faith (after consultation with its financial advisor and legal counsel) to be more favorable, or will result in an acquisition proposal that is more favorable, than the merger agreement, and is made by a person who the board of directors believes to be reasonably capable of completing such acquisition proposal.

    Lock-Up. Prior to closing, Apex will cause each of the directors and officers of Apex and TCW Capital Investment Corporation to enter into a lock-up agreement with AHM Investment Corp. and American Home. The lock-up agreements will provide that:

      o for a period of 60 days following the closing, the parties to the lock-up agreements will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any of the shares of AHM Investment Corp. common stock received by them in the merger; and

      o for a period of 30 days following the expiration of the initial 60-day period, the parties to the lock-up agreements will not sell greater than 5% of the shares of AHM Investment Corp. common stock received by them in the merger.

    Indemnification; Directors' and Officers' Insurance. The merger agreement provides that AHM Investment Corp. will indemnify all present and former officers, employees and directors of Apex and TCW Management, referred to as the "indemnified parties," to the same extent provided under Apex's charter and bylaws and existing indemnification arrangements. In addition, from and after the effective time of the merger, American Home and

AHM Investment Corp. will indemnify and hold harmless, and provide advancement of expenses to, each of the indemnified parties with respect to acts or omissions by them in their capacities as officers, employees or directors, including for acts and omissions occurring in connection with the merger agreement and the transactions contemplated by the merger agreement.

    The merger agreement also provides that at least 14 days prior to the effective time of the merger, Apex will obtain a commitment to purchase directors' and officers' liability insurance policy coverage for the directors and officers of Apex and TCW Management, naming the directors and officers of AHM Investment Corp. as co-defendants, with at least $25 million of coverage for a period of six years following the effective time of the merger. The policy will provide the directors and officers with coverage on substantially similar terms as currently provided by Apex to its directors and officers and others. Apex and American Home will share equally the costs of the policies, other than additional costs related to naming AHM Investment Corp. directors and officers as co-defendants, which costs will be borne by American Home for the first $150,000, with any additional costs to be shared equally.

    Listing of AHM Investment Corp. Common Stock. American Home and AHM Investment Corp. will use reasonable best efforts to cause the shares of AHM Investment Corp. to be listed on the NYSE or quoted on the Nasdaq National Market.

    Amendment to TCW Management Agreement. In connection with the merger agreement, Apex and TCW Management amended the management agreement to provide that immediately prior to the closing of the merger, Apex shall pay to TCW Management a termination fee equal to 40% of the assumed premium over Apex's net book value (excluding the termination fee), up to a maximum amount of $10 million. This amount is less than the amount initially provided for under the management agreement. Immediately upon receipt of the termination fee by TCW Management, the management agreement will terminate. In order to provide for the payment of the termination fee described above, Apex and TCW Management will enter into an escrow agreement which will provide for the deposit by Apex of $10 million to be held and released in accordance with the terms and subject to the conditions contained in the escrow agreement.

    AHM Investment Corp.'s Investment Holdings Following the Merger. Pursuant to the merger agreement, AHM Investment Corp. has agreed to retain 34% of Apex's assets that it acquires in connection with the merger for a 24-month period following the closing of the merger. In turn, Apex has agreed that its asset portfolio at the time of closing will meet the investment guidelines set forth in the merger agreement. In particular, at least 34% of Apex's portfolio must consist of short-term ARMs, consistent with American Home's, and subsequently AHM Investment Corp.'s investment strategy.

Conditions to Closing

    Mutual Closing Conditions. Each party's obligation to effect the merger is subject to the satisfaction or waiver of the following conditions:

      o approval by Apex's stockholders and American Home's stockholders of the transactions;

      o receipt of all material government consents, approvals, permits and authorizations required to be obtained;

      o absence of a law or order of any court or other governmental entity making the merger illegal or prohibiting completion of the merger;

      o expiration or termination of the Hart-Scott-Rodino Act waiting period;

      o AHM Investment Corp.'s registration statement on Form S-4, which includes this joint proxy statement/prospectus, being effective and no SEC stop order having been issued or proceedings by the SEC having been initiated or threatened; and

      o     completion of the reorganization.

    Additional Closing Conditions for American Home's Benefit. The obligation of American Home and AHM Investment Corp. to effect the merger is subject to the satisfaction or waiver by American Home of the following additional conditions:

      o the assets of Apex in its portfolio as of the trading day prior to closing are consistent with the investment guidelines prescribed in the merger agreement;

      o accuracy as of the closing of the representations and warranties made by Apex, subject to certain levels of materiality;

      o performance and compliance in all material respects by Apex of the agreements and covenants required to be performed by it at or prior to the closing;

      o receipt by Apex of all required consents, the failure of which to obtain would have a material adverse effect on Apex or the surviving corporation;

      o no changes in facts or conditions have occurred which would have a material adverse effect on Apex since the date of the merger agreement;

      o receipt by American Home of an opinion of Cadwalader, Wickersham & Taft LLP to the effect that the merger of Apex with and into AHM Investment Corp. will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

      o receipt by Apex of an opinion of O'Melveny & Myers LLP to the effect that, Apex has qualified for treatment as a REIT for its taxable years ended December 31, 1997 through December 31, 2002, and Apex's organization and intended method of operation will enable it to meet the requirements for qualification and taxation as a REIT for its taxable year ending 2003; and

      o the opinion of Apex's financial advisors conforms in all material respects with the opinion made available to American Home prior to execution of the merger agreement.

    Additional Closing Conditions for Apex's Benefit. The obligation of Apex to effect the merger is subject to the satisfaction or waiver by Apex of the following additional conditions:

      o accuracy as of the closing of the representations and warranties made by American Home and AHM Investment Corp., subject to certain levels of materiality;

      o performance and compliance in all material respects by American Home and AHM Investment Corp. with their respective agreements and covenants required to be performed by them prior to closing;

      o receipt by American Home of all required consents, the failure of which to obtain would have a material adverse effect on American Home or the surviving corporation;

      o no changes in facts or conditions have occurred which would have a material adverse effect on American Home or AHM Investment Corp. since the date of the merger agreement;

      o approval for listing of the AHM Investment Corp. common stock to be issued to stockholders of Apex in connection with the merger on the NYSE or quotation on the Nasdaq National Market;

      o execution of the third amendment to the management agreement by Apex and TCW Management;

      o effectiveness of the escrow agreement, and there being no conditions or impediments on the release of the escrow amount and the payment of the termination fee to TCW Management;

      o receipt by Apex of an opinion of O'Melveny & Myers LLP to the effect that the merger of Apex with and into AHM Investment Corp. will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986;

      o receipt by American Home of an opinion of Cadwalader, Wickersham & Taft LLP, to the effect that, commencing with its initial taxable year ending December 31, 2003, AHM Investment Corp.'s organization and actual method of operations and proposed method of operations will enable it to meet the requirements for qualification and taxation as a REIT; and

      o the opinion of American Home's financial advisors conforms in all material respects with the opinion made available to Apex prior to execution of the merger agreement.

Termination of the Merger Agreement

    The merger agreement may be terminated at any time prior to the effective time of the merger, and, except as provided below, whether before or after approval by the Apex or American Home stockholders, in any of the following ways, including by mutual written consent of Apex and American Home:

    Apex or American Home Termination Provisions. Either Apex or American Home can terminate the merger agreement if any of the following occurs:

      o the merger has not been completed by January 12, 2004. However, that date becomes April 12, 2004 if the only closing condition that has not been waived or satisfied relates to governmental approval or antitrust matters; or

      o any governmental entity permanently restrains, enjoins or prohibits the merger or fails to approve the merger, in each case, in a final and nonappealable manner.

    American Home Termination Provisions. American Home can terminate the merger agreement in the following instances:

      o Apex stockholders fail to give the necessary approval at a duly-held stockholder meeting;

      o Apex breaches any of its representations, warranties or covenants under the merger agreement and the breach would give rise to the failure of specified closing conditions and is incapable of being cured or is not cured within 30 days;

      o the board of directors of American Home, prior to the American Home stockholder meeting, determines to withdraw their recommendation to approve the transactions contemplated by the merger agreement due to receipt of a superior proposal, and American Home has provided three business days written notice of the same to Apex (during which time American Home has negotiated in good faith with Apex concerning any new proposal by Apex);

      o the board of directors of Apex withdraws or modifies its recommendation of the merger to its stockholders in a manner materially adverse to American Home; or

      o any of Apex's directors, officers or TCW Capital Investment Corporation have breached the terms of their voting agreements and the breach is incapable of being cured or is not cured prior to the Apex stockholder meeting.

    In addition, American Home may terminate the merger agreement if:

      o     American Home's average price is greater than $24.29071; and

      o American Home elects to terminate the merger agreement during the one business day period following the determination of the American Home average price. However, Apex can avoid such termination by electing, within one business day of a termination notice from American Home, to adjust the exchange ratio to a number equal to (1) 119.444% of the net book value per share of Apex, divided by (2) the average price.

    Apex Termination Provisions. Apex can terminate the merger agreement in the following instances:

      o American Home's stockholders fail to give the necessary approval at a duly-held stockholder meeting;

      o American Home or AHM Investment Corp. breaches any of their representations, warranties or covenants under the merger agreement and the breach would give rise to the failure of specified closing conditions and is incapable of being cured or is not cured within 30 days;

      o the board of directors of Apex, prior to the Apex stockholder meeting, determines to withdraw their recommendation to approve the transactions contemplated by the merger agreement due to receipt of a superior proposal, and Apex has provided three business days written notice of the same to American Home (during which time Apex has negotiated in good faith with American Home concerning any new proposal by American Home);

      o the board of directors of American Home withdraws or modifies its recommendation of the merger to its stockholders in a manner materially adverse to Apex; or

      o any of American Home's directors have breached the terms of their voting agreements and the breach is incapable of being cured or is not cured prior to the American Home stockholder meeting.

        In addition, Apex may terminate the merger agreement if:

      o     American Home's average price is less than $14.57443; and

      o Apex elects to terminate the merger agreement during the one business day period following the determination of the American Home average price. However, American Home can avoid such termination by electing, within one business day of a termination notice from Apex, to adjust the exchange ratio to a number equal to (1) 92.143% of the net book value per share of Apex, divided by (2) the average price.

    If the merger agreement is terminated by Apex or American Home, the merger agreement will become void and there are no further obligations on the part of American Home, AHM Investment Corp. Apex or their respective officers or directors except with respect to confidentiality obligations, public announcement restrictions, obligations under the termination section discussed below, and the general provision section of the merger agreement.

Break-Up Fees

    Break-Up Fees Payable by Apex. Apex has agreed to pay American Home a cash amount equal to $12 million plus expenses in any of the following circumstances:

      o the merger agreement is terminated by Apex upon receipt of a "superior proposal";

      o the merger agreement is terminated by American Home on the basis of a breach by Apex of any of its representations, warranties or covenants under the merger agreement which would give rise to the failure of specified closing conditions and is incapable of being cured or is not cured within 30 days;

      o the merger agreement is terminated by American Home because the directors of Apex withdraw or modify their recommendation of the merger to its stockholders in a manner materially adverse to American Home; or

      o the merger agreement is terminated by American Home on the basis of a breach by any of Apex's directors or officers of the terms of their respective voting agreement which is incapable of being cured or is not cured prior to the Apex stockholder meeting.

    Break-Up Fees Payable by American Home. American Home has agreed to pay Apex a cash amount equal to $12 million plus expenses in any of the following circumstances:

      o the merger agreement is terminated by American Home upon receipt of a "superior proposal";

      o the merger agreement is terminated by Apex on the basis of a breach by American Home or AHM Investment Corp. of any of their representations, warranties or covenants under the merger agreement which would give rise to the failure of specified closing conditions and is incapable of being cured or is not cured within 30 days;

      o the merger agreement is terminated by Apex because the directors of American Home withdraw or modify their recommendation of the merger to its stockholders in a manner materially adverse to Apex; or

      o the merger agreement is terminated by Apex on the basis of a breach by any of American Home's directors of the terms of their respective voting agreement which is incapable of being cured or is not cured prior to the American Home stockholder meeting.

Amendments; Waivers

    The merger agreement may be amended by American Home, AHM Investment Corp. or Apex, by action taken or authorized by their respective boards of directors, at any time before or after Apex's stockholders approve the merger and the other transactions contemplated by the merger agreement but, after any such approval, no amendment may be made which requires further approval by stockholders without such approval.

    At any time prior to the effective time of the merger, American Home, AHM Investment Corp. or Apex, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed:

      o extend the time for the performance of any of the obligations or other acts of the other parties;

      o     waive any inaccuracies in the representations and warranties; and

      o waive compliance with any of the agreements or conditions contained in the merger agreement.

                              THE VOTING AGREEMENTS

    In connection with the merger agreement, Apex has entered into substantially identical voting agreements with each of the directors of American Home, and American Home has entered into substantially identical voting agreements with each of the directors and officers of Apex. The following summary of the voting agreements does not purport to describe all the terms of the voting agreements and is qualified by reference to the complete form of voting agreements, which are attached as Annexes C and D to this joint proxy statement/prospectus and incorporated by reference. All stockholders of American Home and Apex are urged to read the form of voting agreements carefully and in their entirety.

Agreement to Vote

    Pursuant to the terms of the voting agreements, the stockholders agree to vote all of their respective shares in favor of the adoption of the merger agreement, the transactions contemplated by the merger agreement and against an "alternative proposal" (as described below).

    An "alternative proposal" is (i) any reorganization, recapitalization, dissolution or liquidation of the company; (ii) any change in the capital structure of the company; and (iii) any other action that may reasonably be expected to interfere with or delay the completion of merger or the transactions contemplated thereby.

Restrictions on Transfer

    The voting agreements prohibit any stockholder from selling, transferring, pledging, encumbering, assigning or otherwise disposing of any of their shares of Apex or American Home, as the case may be, until termination of the voting agreements upon the earlier to occur of (i) the termination of the merger agreement in accordance with its terms and (ii) the completion of the merger. However, John A. Johnston, a director of American Home, is permitted to sell or otherwise transfer up to 10% of his shares of American Home common stock (i.e., up to 47,377 shares) free of the restrictions of his voting agreement.

                          THE REORGANIZATION AGREEMENT

    The following is a summary of the material terms of the reorganization. This summary does not purport to describe all the terms of the Agreement and Plan of Reorganization dated ___, 2003 by and among American Home, AHM Investment Corp. and AHM Merger Sub, which is referred to in this joint proxy statement/prospectus as the "reorganization agreement" and is qualified by reference to the complete reorganization agreement which is attached as Annex B to this joint proxy statement/prospectus and incorporated by reference. All stockholders of American Home are urged to read the reorganization agreement carefully and in its entirety.

Structure of the Reorganization

    AHM Investment Corp. is presently a wholly owned subsidiary of American Home. AHM Investment Corp. recently formed AHM Merger Sub, a wholly-owned subsidiary of AHM Investment Corp., for the purpose of effecting the reorganization. The reorganization agreement provides that American Home will merge with and into the AHM Merger Sub, with American Home as the surviving corporation of the merger. The certificate of incorporation and bylaws of American Home immediately prior to the reorganization will be the certificate of incorporation and bylaws of the surviving corporation. The directors and officers of American Home immediately prior to the reorganization will be the directors and officers of the surviving corporation.

Exchange of Shares

    Upon the effectiveness of the reorganization, each outstanding share of common stock of American Home will be converted into the right to receive one share of common stock of AHM Investment Corp.

Treatment of Options

    AHM Investment Corp. will assume all American Home stock incentive plans and all rights of participants to acquire shares of common stock of American Home under any American Home stock incentive plan will be converted into rights to acquire shares of common stock of AHM Investment Corp. in accordance with the terms of the plans. None of the rights to acquire shares of common stock under any American Home stock incentive plan will accelerate upon completion of the reorganization or the merger.

Completion of the Reorganization

    The merger of American Home with and into AHM Merger Sub will become effective at the time the certificate of merger is accepted for filing by the Secretary of State of Delaware in accordance with Delaware General Corporation Law, or later if so specified in the certificate of merger. It is anticipated that the reorganization will be implemented immediately prior to the merger of Apex with and into AHM Investment Corp.

Exchange of Stock Certificates

    As soon as reasonably practicable after the completion of the reorganization, the exchange agent designated by AHM Investment Corp. will mail to each registered holder of a certificate of American Home common stock a letter of transmittal containing instructions for surrendering their certificates. Holders who properly surrender their certificates will receive certificates representing their shares of AHM Investment Corp. common stock. The surrendered certificates will be cancelled. Upon the effectiveness of the reorganization, each certificate representing shares of common stock of American Home will be deemed for all purposes to evidence the same number of shares of common stock of AHM Investment Corp. until such certificate is exchanged for a certificate representing shares of common stock of AHM Investment Corp.

Conditions to Completion of the Reorganization

    Each party's obligation to effect the reorganization is subject to the satisfaction or waiver of the following conditions:

      o Approval of the reorganization by the requisite vote of the stockholders of American Home;

      o The effectiveness of the registration statement, of which this proxy statement/prospectus is a part, without the issuance of a stop order or initiation of any proceeding seeking a stop order by the SEC; and

      o All conditions to the closing of the merger (other than the reorganization) have been satisfied or waived.

Termination of the Reorganization Agreement

    The reorganization agreement provides that it may be terminated and the reorganization abandoned at any time prior to its completion, before or after approval of the reorganization agreement by the stockholders of American Home, by mutual agreement of the parties.

           COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

    Shares of American Home common stock are listed on the Nasdaq National Market under the symbol "AHMH," and shares of Apex common stock are listed on the American Stock Exchange under the symbol "AXM." The table below sets forth, for the calendar quarters indicated, the dividends declared and the unadjusted high and low bid prices of shares of American Home common stock as quoted on the Nasdaq National Market and the dividends declared and the high and low closing sales prices of shares of Apex common stock as reported on the American Stock Exchange based on published financial sources.


                        American Home Common Stock        Apex Common Stock
                       ----------------------------   --------------------------
                                          Dividends                    Dividends
                        High       Low     Declared    High     Low     Declared
                       -------    ------- ---------   -------  ------- ---------
2001
First Quarter......... $  8.25    $  4.50        -    $  9.73  $  6.90  $ 0.35
Second Quarter........ $ 14.00    $  6.25  $  0.03    $ 11.69  $  9.10  $ 0.40
Third Quarter......... $ 18.90    $ 10.66  $  0.03    $ 12.46  $  9.90  $ 0.40
Fourth Quarter........ $ 22.20    $ 11.71  $  0.03    $ 11.78  $ 10.05  $ 0.80

2002
First Quarter......... $ 16.24    $ 11.77  $  0.03    $ 12.03  $ 10.50  $ 0.50
Second Quarter........ $ 17.94    $ 10.90  $  0.03    $ 16.00  $ 11.55  $ 0.50
Third Quarter......... $ 12.90    $  9.46  $  0.03    $ 13.94  $ 10.12  $ 0.50
Fourth Quarter........ $ 11.86    $  8.39  $  0.04    $ 10.91  $  5.44  $ 0.45

2003
First Quarter......... $ 10.90    $  9.56  $  0.05    $  6.61  $  5.73  $ 0.25
Second Quarter........ $ 21.20    $  9.94  $  0.10    $  6.82  $  5.03  $ 0.17
Third Quarter......... $ [ . ]    $ [ . ]  $  0.13    $ [ . ]  $ [ . ]  $[ . ]


        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

How We Prepared the Unaudited Pro Forma Consolidated Condensed Financial Statements

    The following unaudited pro forma financial statements are prepared in accordance with SEC Regulation S-X, Article 11, "Pro Forma Financial Information."

    If the transactions had been completed on the dates assumed in the pro forma financial statements, the combined operations of American Home and Apex might have performed differently. You should not rely on the pro forma financial information as an indication of the financial position or results of operations that American Home and Apex would have achieved together had the transactions occurred at an earlier date or of the future results that the combined operations of American Home and Apex will achieve after completion of the transactions.

    The following unaudited consolidated condensed financial information is based upon the historical consolidated financial statements of each of American Home and Apex, and should be read in conjunction with those consolidated financial statements and related notes. The pro forma adjustments were applied to the respective historical financial statements to reflect the reorganization of American Home (with no resulting change in the recorded amount of American Home's assets and liabilities) and to account for the merger of Apex as a purchase. Under purchase accounting, the purchase cost will be allocated to acquired assets and liabilities in accordance with the relative fair values at the effective time of the transactions.

    As further discussed in the notes to the unaudited pro forma consolidated condensed financial statements, the unaudited pro forma consolidated condensed statements of income for the year ended December 31, 2002, and for the three months ended March 31, 2003 give effect to the transactions as if they were completed on December 31, 2001.

    As further discussed in the notes to the unaudited pro forma consolidated, condensed financial statements, the unaudited pro forma consolidated condensed balance sheet presents the combined financial position of American Home and Apex as of March 31, 2003. The unaudited pro forma consolidated condensed balance sheet presents the acquisition of Apex as if it were completed on December 31, 2001.

    The unaudited pro forma consolidated condensed financial statements are not necessarily indicative of the results of operations or the financial position of American Home, Apex or AHM Investment Corp. had the Apex merger been completed on the dates discussed above, nor do these statements purport to represent the expected results for future periods.

    AHM Investment Corp. was formed by American Home on July 11, 2003. AHM Investment Corp. to date has not conducted any activities other than those incident to its formation, the execution of the merger agreement and the preparation of this joint proxy statement/prospectus.

Transaction-Related Expenses

    American Home estimates that it will incur costs totaling approximately $[ ] million in connection with the transactions. Apex estimates that it will incur expenses totaling approximately $[ ] million in connection with the transactions. Of the $[ ] million in total estimated costs, under purchase accounting the $[ ] million estimated to be incurred by the acquiror, AHM Investment Corp., will be capitalized and the $[ ] million estimated to be incurred by the acquiree, Apex, will be expensed as incurred. The actual costs may materially exceed the estimated costs of the transactions. After completion of the transactions, AHM Investment Corp. may incur certain additional charges and expenses relating to the integration of the businesses of American Home and Apex. The pro forma financial information has not been adjusted for additional charges and expenses or for estimated general and administrative or other cost savings that may be realized as a result of the transactions.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                              AS OF MARCH 31, 2003



                                           American
                                            Home                Apex         Pro Forma
                                           Mortgage           Mortgage      Adjustments    Combined Pro
                                         Holdings, Inc.     Capital, Inc.       (a)           Forma
                                         --------------     -------------   -------------  -------------
                                                                 (In thousands)
Assets
  Cash and cash equivalents              $      31,019      $       3,107   $           -  $      34,126
  Fixed income trading securities, at
   fair value                                        -            556,929               -        556,929
  Fixed income securities
   available-for-sale, at fair value                 -          1,874,683               -      1,874,683
  Equity securities
   available-for-sale, at fair value                 -              4,184               -          4,184
  Mortgage loans, net                        1,011,040                  -               -      1,011,040
  Mortgage servicing rights, net                96,373                  -               -         96,373
  Goodwill                                      51,148                  -           1,365         52,513
  Other assets                                 130,669             13,021               -        143,690
                                         -------------       ------------   -------------  -------------
Total Assets                             $   1,320,249       $  2,451,924   $       1,365  $   3,773,538
                                         =============       ============   =============  =============

Liabilities
  Reverse repurchase agreements          $           -       $  2,124,312   $           -  $   2,124,312
  Warehouse lines of credit                    901,741                  -               -        901,741
  Notes payable                                 65,802                  -               -         65,802
  Drafts payable                                50,343                  -               -         50,343
  Derivative liabilities, at fair
   value                                         1,107            120,214               -        121,321
  Other liabilities                            120,765             12,148               -        132,913
                                         -------------       ------------   -------------  -------------
   Total Liabilities                         1,139,758          2,256,674               -  3,396,432

Commitments and Contingencies                        -                  -               -              -

Minority Interest                                  451                  -               -            451

Stockholders' Equity
  Common stock                                     168                299            (196)(b)        271
  Additional paid-in-capital                    96,252            331,507        (134,995)(b)    292,764
  Accumulated other comprehensive
   loss                                              -            (94,091)         94,091 (b)          -
  Retained earnings/Accumulated
   deficit                                      83,620            (42,465)         42,465 (b)     83,620
                                         -------------       ------------   -------------  -------------
   Total Stockholders' Equity                  180,040            195,250           1,365        376,655
Total Liabilities and
  Stockholders' Equity                   $   1,320,249       $  2,451,924   $       1,365  $   3,773,538
                                         =============       ============   =============  =============

       See notes to pro forma consolidated condensed financial statements.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003





                                           American
                                            Home                Apex         Pro Forma
                                           Mortgage           Mortgage      Adjustments    Combined Pro
                                         Holdings, Inc.     Capital, Inc.       (a)           Forma
                                         --------------     -------------   -------------  -------------
                                                       (In thousands, except per share data)
Revenue
  Gain on sale of mortgage loans         $      88,211      $           -   $           -  $      88,211
  Interest income, net                           9,800              7,438               -         17,238

Loan servicing fees                             12,097                  -               -         12,097
Amortization and impairment                    (18,482)                 -               -        (18,482)
                                         -------------       ------------   -------------  --------------
  Net loan servicing fees (loss)                (6,385)                 -               -         (6,385)

Other                                            2,928                549               -          3,477
                                         -------------       ------------   -------------  --------------
  Total revenues                                94,554              7,987               -        102,541

Expenses
  Salaries, commissions and benefits,
   net                                          44,647                  -               -         44,647
  Occupancy and equipment                        5,623                  -               -          5,623
  Data processing and communications             3,079                  -               -          3,079
  Office supplies and expenses                   3,023                  -               -          3,023
  Marketing and promotion                        2,799                  -               -          2,799
  Travel and entertainment                       1,987                  -               -          1,987
  Professional fees                              1,841                 38               -          1,879
  Other                                          3,665              1,650               -          5,315
                                         -------------       ------------   -------------  --------------
   Total expenses                               66,664              1,688               -         68,352

Income before income taxes                      27,890              6,299               -         34,189
Income taxes                                    11,577                  -               -         11,577
                                         -------------       ------------   -------------  --------------

Net income                               $      16,313      $       6,299   $           -    $    22,612
                                         =============       ============   =============  ==============
Per share data
  Basic                                  $        0.97      $        0.21   $           -    $      0.84
  Diluted                                $        0.96      $        0.21   $           -    $      0.83

Weighted average number of shares
  Basic                                         16,751             29,857          10,294         27,045(c)
  Diluted                                       17,016             29,857          10,294         27,310(c)

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                           American
                                            Home                Apex         Pro Forma
                                           Mortgage           Mortgage      Adjustments    Combined Pro
                                         Holdings, Inc.     Capital, Inc.       (a)           Forma
                                         --------------     -------------   -------------  -------------
                                                         (In thousands, except per share data)
Revenue
  Gain on sale of mortgage loans         $     216,595      $           -   $           -  $     216,595
  Interest income, net                          23,671             74,294               -         97,965

Loan servicing fees                             25,139                  -               -         25,139
Amortization and impairment                    (36,731)                 -               -        (36,731)
                                         -------------      -------------   -------------  --------------
  Net loan servicing fees (loss)               (11,592)                 -               -        (11,592)

Other                                            4,147            (15,946)              -        (11,799)
                                         -------------      -------------   -------------  --------------
  Total revenues                               232,821             58,348               -        291,169

Expenses
  Salaries, commissions and benefits,
   net                                         106,895                  -               -        106,895
  Occupancy and equipment                       15,506                  -               -         15,506
  Data processing and communications             7,853                  -               -          7,853
  Office supplies and expenses                   6,511                  -               -          6,511
  Marketing and promotion                        7,996                  -               -          7,996
  Travel and entertainment                       4,587                  -               -          4,587
  Professional fees                              5,443                204               -          5,647
  Other                                         10,470              5,306               -         15,776
                                         -------------      -------------   -------------  --------------
   Total expenses                              165,261              5,510               -        170,771

Income before income taxes                      67,560             52,838               -        120,398
Income taxes                                    28,075                  -               -         28,075
                                         -------------      -------------   -------------  --------------

Net income                               $      39,485      $      52,838       $       -  $      92,323
                                         =============      =============   =============  ==============

Per share data
  Basic                                  $        2.72      $        2.02       $       -  $        3.72
  Diluted                                $        2.65      $        2.01       $       -  $        3.67

Weighted average number of shares
  Basic                                         14,509             26,206          10,294         24,803(c)
  Diluted                                       14,891             26,300          10,294         25,185(c)


   See notes to pro forma consolidated condensed financial statements.

    NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (In thousands, except per share amounts)

    (a) The transaction will be accounted for as a purchase by American Home. Apex will exchange 100% of its capital stock solely for shares of American Home. For purposes of preparing the unaudited pro forma consolidated financial information, we have made the following estimated adjustments to the historical balance sheets of American Home and Apex as if the transaction occurred on March 31, 2003. The exchange ratio and the purchase price were computed using the most current data available with regard to the daily volume-weighted averages of the trading prices of American Home's common stock. Income statement presentation was prepared as if the transaction occurred prior to January 1, 2002. The estimated purchase accounting adjustments relating to the transaction are detailed below.

    (b) Adjustments represent the issuance of 10,294 shares of American Home common stock, based on a closing price of $19.10 on July 25, 2003 and the daily volume-weighted averages of the trading prices of American Home's common stock of $20.39027 for the ten trading days prior to July 28, 2003. The calculated exchange ratio reflected in the pro forma adjustments is 0.34477 shares of American Home common stock for each share of Apex common stock. The allocation of the value of the issued shares between common stock and additional paid-in-capital is as follows:

Shares                                       10,294
Price                                        $19.10
                                           --------

Value of Shares                            $196,615
                                           ========

Allocation to common stock
Shares                                       10,294
Par Value                                     $0.01
                                           --------

Common Stock                                   $103
                                           ========

Allocation to additional paid in
  capital Shares                             10,294
Price less par value                         $19.09
                                           --------

Additional paid in capital                 $196,512
                                           ========

    In addition, the adjustments include the effect of the elimination of Apex's stockholders' equity in conjunction with the transaction.

    (c) Combined pro forma weighted-average number of shares equals the historical American Home weighted-average number of shares plus the pro forma American Home shares listed in the transaction.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of American Home Mortgage Investment
Corp.:

We have audited the accompanying balance sheet of American Home Mortgage Investment Corp. (the "Company") as of July 11, 2003. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of American Home Mortgage Investment Corp. as of July 11, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey
July 29, 2003

              AMERICAN HOME MORTGAGE INVESTMENT CORP. BALANCE SHEET


                                                                  As of
                                                                 July 11,
                                                                   2003
                                                                ----------
Assets:
  Cash                                                            $ 10.00
                                                                ----------
     Total Assets                                                   10.00

Liabilities:                                                      $     -


Stockholders' Equity:
  Common stock, $0.01 par value, 100 shares authorized,
   10 shares issued and outstanding                                  0.10
  Additional paid-in-capital                                         9.90
                                                                ----------
     Total Stockholders' Equity                                     10.00
                                                                ----------

Total Liabilities and Stockholders' Equity                        $ 10.00
                                                                ==========

See note to balance sheet.

    AMERICAN HOME MORTGAGE INVESTMENT CORP. NOTE TO THE BALANCE SHEET

1.  Organization

    On July 11, 2003, American Home Mortgage Investment Corp. ("AHM Investment Corp.") was incorporated under the laws of the State of Maryland and was authorized to issue 100 shares of $0.01 par value common stock. AHM Investment Corp. is a wholly-owned subsidiary of American Home Mortgage Holdings, Inc. ("American Home"). In the reorganization, American Home will be merged into AHM Merger Sub, Inc., a wholly-owned subsidiary of AHM Investment Corp., making American Home a wholly-owned subsidiary of AHM Investment Corp. Immediately following the reorganization, Apex Mortgage Capital, Inc. ("Apex") will be merged with and into AHM Investment Corp. with AHM Investment Corp. surviving the merger. The business of AHM Investment Corp. will be the businesses currently conducted by American Home and Apex. American Home and Apex anticipate that, upon completing the transactions, AHM Investment Corp. will qualify as a REIT for U.S. federal income tax purposes. It will conduct substantially all operating businesses, including substantially all of those currently conducted by American Home and its subsidiaries, through taxable REIT subsidiaries.

    From the date of inception on July 11, 2003 through July 29, 2003, AHM Investment Corp. has not conducted any activities other than those incident to its formation, the execution of the merger agreement and the preparation of its joint proxy statement/prospectus.

                 CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF
                     AHM INVESTMENT CORP.'S STATUS AS A REIT

    The following general discussion summarizes the material U.S. federal income tax considerations regarding AHM Investment Corp.'s qualification and taxation as a REIT and material U.S. federal income tax consequences of an investment in AHM Investment Corp.'s common stock. This discussion is based on interpretations of the Internal Revenue Code of 1986, as amended (the "Code"), regulations issued thereunder, and rulings and decisions currently in effect (or in some cases proposed), all of which are subject to change. Any such change may be applied retroactively and may adversely affect the federal income tax consequences described herein. This summary addresses only investors that beneficially own shares of AHM Investment Corp.'s common stock as capital assets. This summary does not discuss all of the tax consequences that may be relevant to particular stockholders or to stockholders subject to special treatment under the federal income tax laws, such as:

      o     financial institutions or insurance companies;

      o     mutual funds;

      o     tax-exempt organizations;

      o     insurance companies;

      o     dealers or brokers in securities or foreign currencies;

      o traders in securities that elect to apply a mark-to-market method of accounting;

      o     foreign holders;

      o persons that hold their shares as part of a hedge against currency risk, appreciated financial position, straddle, constructive sale or conversion transaction; or

      o holders that acquired their shares upon the exercise of stock options or otherwise as compensation.

    Accordingly, stockholders are urged to consult their tax advisors with respect to the U.S. federal, state and local tax consequences of owning shares, as well as any consequences arising under the laws of any other taxing jurisdiction to which they may be subject.

    Cadwalader, Wickersham & Taft LLP has reviewed the discussion set forth below and is of the opinion that the statements made in this discussion, to the extent such statements summarize material U.S. federal tax consequences of the beneficial ownership of AHM Investment Corp.'s common stock, are correct in all material respects. The opinion of Cadwalader, Wickersham & Taft LLP has been filed as an exhibit to the registration statement of which this joint proxy statement/prospectus forms a part. Cadwalader, Wickersham & Taft LLP's opinion is based on various assumptions, including that the parties to the merger agreement will take the actions contemplated by, and otherwise will satisfy their obligations under, the merger agreement, and that certain factual representations and covenants made by an officer of AHM Investment Corp. are and remain accurate; moreover, the opinion is subject to limitations, and is not binding on the Internal Revenue Service or any court. The Internal Revenue Service may challenge the opinion of Cadwalader, Wickersham & Taft LLP, and such a challenge could be successful.

    We urge you to consult your own tax advisor regarding the specific tax consequences to you of ownership of shares of AHM Investment Corp.'s common stock and of its election to be taxed as a REIT. Specifically, you should consult your own tax advisor regarding the federal, state, local, foreign, and other tax consequences of your stock ownership and AHM Investment Corp.'s REIT election, and regarding potential changes in applicable tax laws.

Taxation as a REIT

    Apex elected to be taxed as a REIT under the U.S. federal income tax laws beginning with its first taxable year that ended December 31, 1997. Apex believes that it has operated in a manner intended to qualify it as a REIT since the beginning of its first taxable year and, following the merger, AHM Investment Corp., as successor in interest to Apex, intends to continue to so operate.

    The obligation of American Home to complete the merger is subject to the condition that O'Melveny & Myers LLP deliver to American Home and AHM Investment Corp. an opinion, dated as of the closing of the merger, to the effect that, Apex has qualified for treatment as a REIT under the Code and the Treasury Regulations for its taxable years ended December 31, 1997 through December 31, 2002, and that Apex's organization and method of operations, as described in Apex's officer's certificate and this registration statement will enable it to satisfy the requirements for such qualification for its taxable year ending in 2003. In addition, the obligations of each of American Home and Apex to complete the merger are subject to the condition that Cadwalader, Wickersham & Taft LLP deliver to Apex, American Home and AHM Investment Corp. an opinion, dated as of the closing of the merger, to the effect that, commencing with AHM Investment Corp.'s initial taxable year ending December 31, 2003, AHM Investment Corp. is organized in conformity with the requirements for qualification as a REIT under the Code, and that its actual method of operations and its proposed method of operations will enable AHM Investment Corp. to meet the requirements for qualification and taxation as a REIT under the Code.

    The opinions of Cadwalader, Wickersham & Taft LLP and O'Melveny & Myers LLP are based on various assumptions, including that the parties to the merger agreement will take the actions contemplated by, and otherwise will satisfy their obligations under, the merger agreement, and that certain factual representations and covenants made by an officer of AHM Investment Corp. and Apex, respectively, are and remain accurate; moreover, the opinions are subject to limitations and are not binding on the Internal Revenue Service or any court.

    Moreover, AHM Investment Corp.'s qualification and taxation as a REIT will depend on its ability to meet, on a continuing basis, through actual annual operating results, the REIT qualification tests set forth in the federal tax laws. Those qualification tests involve the percentage of income that AHM Investment Corp. earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of its stock ownership and the percentage of its earnings that it distributes. The REIT qualification tests are described in more detail below. While Cadwalader, Wickersham & Taft LLP will review those matters in connection with the foregoing opinion, the opinion will not require that Cadwalader, Wickersham & Taft LLP review AHM Investment Corp.'s compliance with those tests on a continuing basis. Accordingly, no assurance can be given that the actual results of AHM Investment Corp.'s operations for any particular taxable year will satisfy those requirements. For a discussion of the tax consequences of failure to qualify as a REIT, see "--Failure to Qualify as a REIT," below.

    If AHM Investment Corp. qualifies for taxation as a REIT, it generally will not be subject to federal corporate income tax on its net income that is currently distributed to its stockholders. The REIT provisions generally allow a REIT to deduct dividends paid to its stockholders. This deduction for dividends paid substantially eliminates the "double taxation" (at the corporate and stockholder levels) that generally results from an investment in a corporation. However, AHM Investment Corp. will be subject to federal income tax as follows:

      o AHM Investment Corp. will be taxed at regular corporate rates on any undistributed REIT taxable income, including undistributed net capital gains. However, AHM Investment Corp.'s may elect to treat as having distributed to its stockholders certain of its capital gains upon which AHM Investment Corp. has paid taxes, in which event so much of the taxes as have been paid by AHM Investment Corp. with respect to such income would also be treated as having been distributed to stockholders. See "-- Annual Distribution Requirements," below.

      o Under certain circumstances, AHM Investment Corp. may be subject to the "alternative minimum tax" on its items of tax preference.

      o     If AHM Investment Corp. has:

            o net income from the sale or other disposition of property acquired through foreclosure, referred to as "foreclosure property," that it holds primarily for sale to customers in the ordinary course of AHM Investment Corp.'s trade or business, or

            o     other nonqualifying income from foreclosure property,

      it will be subject to tax at the highest corporate rate on such income.

      o If AHM Investment Corp. has net income from certain sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax. AHM Investment Corp. will also incur a 100% excise tax on any transaction with a taxable REIT subsidiary that is not conducted on an arm's-length basis. Further, AHM Investment Corp. will pay tax at the highest corporate rate on the portion of any excess inclusion income that it derives from residual interests in a real estate mortgage investment conduit (or "REMIC,") equal to the percentage of its stock that is held by "disqualified organizations." Excess inclusion income also may include a portion of any dividends that it receives from other REITs to the extent that those dividends are attributable to exclusion income derived from REMIC residual interests held by those other REITs. A "disqualified organization" includes:

            o     the United States;

            o     any state or political subdivision of the United States;

            o     any foreign government;

            o     any international organization;

            o     any agency or instrumentality of any of the foregoing;

            o any other tax-exempt organization, other than a farmer's cooperative described in Section 521 of the Code, that is exempt both from income taxation and from taxation under the unrelated business taxable income provisions of the Code; and

            o     any rural electrical or telephone cooperative.

      o If AHM Investment Corp. should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below under "--Requirements for Qualification as a REIT--Income Tests"), but has nonetheless maintained its qualification as a REIT because certain other requirements have been met, it will be subject to a 100% tax on an amount equal to:

            o the gross income attributable to the greater of the amount by which AHM Investment Corp. fails the 75% gross income test or the amount by which 90% of its gross income exceeds the amount of its income qualifying for the 95% gross income test, multiplied by

            o a fraction intended to reflect AHM Investment Corp.'s profitability.

      o If AHM Investment Corp. should fail to distribute during each calendar year at least the sum of:

            o     85% of its REIT ordinary income for such year,

            o 95% of its REIT capital gain net income for such year (other than capital gain income which AHM Investment Corp. elects to retain and pay tax on), and

            o any undistributed taxable income from prior periods (other than capital gains from such years which AHM Investment Corp. elected to retain and pay tax on),

    it would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed during such year.

      o If AHM Investment Corp. acquires any asset from a "C corporation" (i.e., generally a corporation subject to full corporate level tax, which includes a taxable REIT subsidiary) in a transaction in which the basis of the asset in AHM Investment Corp.'s hands is determined by reference to the basis of the asset (or any other property) in the hands of the C corporation, and AHM Investment Corp. recognizes gain on the disposition of such asset during the 10-year period beginning on the date on which such asset was acquired by AHM Investment Corp., then AHM Investment Corp. will be subject to tax at the highest regular corporate rate on the lesser of:

            o the amount of gain that it recognizes at the time of the sale or disposition, and

            o the amount of gain that it would have recognized if it had sold the asset at the time it acquired the asset.

Requirements for Qualification as a REIT

    The Code defines a REIT as a corporation, trust or association:

    (1) that is managed by one or more trustees or directors;

    (2) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

    (3) that would be taxable as a domestic corporation, but for the special Code provisions applicable to REITs;

    (4) that is neither a financial institution nor an insurance company subject to certain provisions of the Code;

    (5) the beneficial ownership of which is held by 100 or more persons;

    (6) of which, during the last half of each taxable year, not more than 50% in value of the outstanding stock is owned, directly or indirectly through the application of certain attribution rules, by five or fewer individuals (as defined in the Code to include certain entities);

    (7) that meets certain other tests described below (including with respect to the nature of its income and assets); and

    (8) has made an election to be treated as a REIT which has not been terminated or revoked.

    The Code provides that conditions (1) through (4) above must be met during the entire taxable year, and that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months.

    AHM Investment Corp. intends to make an election to be treated as a REIT effective for the taxable year in which the merger occurs.

    By virtue of the transactions, AHM Investment Corp. expects to issue sufficient shares of common stock with sufficient diversity of ownership to satisfy requirements (5) and (6) above. In addition, AHM Investment Corp.'s charter will restrict the ownership and transfer of its stock so that it should continue to satisfy these requirements. The provisions of its charter restricting the ownership and transfer of common stock are described under "Description of AHM Investment Corp. Capital Stock."

    A corporation that is a "qualified REIT subsidiary" is not treated as a corporation separate from its parent REIT for U.S. federal income tax purposes. All assets, liabilities, and items of income, deduction and credit of a qualified REIT subsidiary are treated as assets, liabilities, and items of income, deduction and credit of the REIT. A qualified REIT subsidiary is a corporation, all of the capital stock of which is owned by the REIT and that is not a taxable REIT subsidiary. Thus, in applying the requirements described herein, any qualified REIT subsidiary that AHM Investment Corp. owns will be ignored, and all assets, liabilities, and items of income, deduction and credit of the qualified REIT subsidiary will be treated as AHM Investment Corp.'s assets, liabilities and items of income, deduction and credit.

    AHM Investment Corp. will also be deemed to own its proportionate share of the assets of a partnership or other entity that is treated as a partnership for tax purposes (collectively, a "flow-through entity") and to earn its proportionate share of the flow-through entity's income for purposes of the REIT income and asset tests. Thus, AHM Investment Corp.'s proportionate share of the assets, liabilities and items of income of any flow-through entity in which it acquires an interest, directly or indirectly, will be invested as AHM Investment Corp.'s asset and gross income for purposes of applying the various REIT qualification tests. There can be no assurance, however, that any such flow-through entity will be organized or operated in a manner that will enable AHM Investment Corp. to continue to satisfy the REIT requirements of the Code.

    Asset Tests. In order to maintain its qualification as a REIT, AHM Investment Corp. annually must satisfy three tests relating to the nature of its assets. First, at least 75% of the value of AHM Investment Corp.'s total assets (owned directly, or indirectly through a qualified REIT subsidiary or flow-through entity) must be represented by interests in:

      o real property, including leaseholds and options to acquire real property and leaseholds;

      o     interests in mortgages on real property;

      o stock or debt instruments held for not more than one year purchased with the proceeds of a stock offering or long-term (at least five years) public debt offering;

      o     cash;

      o     cash items, including receivables;

      o     U.S. government securities; and

      o equity interests in certain REITs and interests in REMICs. However, if less than 95% of the assets of a REMIC consist of assets that are qualifying real estate-related assets under the U.S. federal income tax laws, determined as if AHM Investment Corp. held such assets, AHM Investment Corp. will be treated as holding directly its proportionate share of the assets of such REMIC.

    Second, not more than 25% of AHM Investment Corp.'s total assets (owned directly, or indirectly through a qualified REIT subsidiary or flow-through entity) may consist of stock or securities other than stock and securities that are qualifying assets for purposes of the 75% asset class.

    Third, of the investments included in the 25% asset class, the value of any one issuer's securities owned directly or indirectly by AHM Investment Corp. may not exceed 5% of the value of AHM Investment Corp.'s total assets, and AHM Investment Corp. may not own directly or indirectly more than 10% of the total voting power of the outstanding securities or more than 10% of the value of the outstanding securities of any one issuer. For purposes of the 5% value restriction and the restriction against ownership of more than 10% of the voting securities of any issuer, the term "securities" does not include stock in another REIT, equity or debt securities of a qualified REIT subsidiary or taxable REIT subsidiary (as described below), or equity interests in any partnership. The term

"securities," however, generally includes debt securities issued by another REIT or a partnership, except that certain "straight debt" securities of a partnership are not treated as securities for purposes of the 10% value test if AHM Investment Corp. owns at least a 20% profits interest in the partnership. In addition, for purposes of the 10% value test, securities do not include straight debt securities issued by an individual, or straight debt if the only security of the issuer held by the REIT or taxable REIT subsidiary are such straight debt.

    These three tests will not, however, apply to an investment by AHM Investment Corp. in a "taxable REIT subsidiary." A taxable REIT subsidiary is any corporation (except for another REIT, or a corporation that directly or indirectly operates, manages or provides a brand name for a lodging facility or health care facility) in which a REIT owns stock and with which the REIT makes a joint election to be so treated. A taxable REIT subsidiary also includes any corporation other than a REIT in which a taxable REIT subsidiary owns, directly or indirectly, securities possessing more than 35% of the total voting power or value of the outstanding securities of the corporation. The securities of taxable REIT subsidiaries cannot, in the aggregate, exceed 20% of the value of the REIT's gross assets.

    AHM Investment Corp., American Home, and each first-tier subsidiary of American Home in existence immediately prior to the effective time of the transactions will jointly make an election to treat American Home and each such subsidiary as a taxable REIT subsidiary of AHM Investment Corp. as of the closing of the transactions. American Home believes that, as of the closing of the transactions, the aggregate value of the taxable REIT subsidiary stock and securities owned by AHM Investment Corp. will be less than 20% of the value of AHM Investment Corp.'s total assets (including the taxable REIT subsidiary stock and securities). Furthermore, AHM Investment Corp. will monitor at all times the value of its investments in its taxable REIT subsidiaries for the purpose of ensuring compliance with the 20% asset test. There can be no complete assurance, however, that AHM Investment Corp. will be able to comply with the 20% limitation on taxable REIT subsidiary stock and securities on an ongoing basis so as to maintain REIT status.

    American Home also believes that the mortgage loans and mortgage-backed securities that AHM Investment Corp. will own will be qualifying assets for purposes of the 75% asset test. However, if the outstanding principal balance of a mortgage loan exceeds the fair market value of the real property securing the loan, a portion of such loan likely will not be a qualifying real estate asset under the U.S. federal income tax laws. The non-qualifying portion of that mortgage loan will be equal to the portion of the loan amount that exceeds the value of the associated real property. Accordingly, mezzanine loans owned by AHM Investment Corp. will not be qualifying assets for purposes of the 75% asset test to the extent that they are not secured by mortgages on real property.

    American Home also believes that stock in other REITs owned by AHM Investment Corp. will be qualifying assets for purposes of the 75% asset test. However, if a REIT in which AHM Investment Corp. owns stock fails to qualify as a REIT in any year, the stock in such REIT will not be a qualifying asset for purposes of the 75% asset test. Instead, AHM Investment Corp. would be subject to the second and third asset tests described above with respect to its investment in such disqualified REIT. Finally, American Home believes that AHM Investment Corp. will satisfy the second and third asset tests with respect to its stock in non-REIT C corporations. To the extent that AHM Investment Corp. owns debt securities issued by other REITs or C corporations that are not secured by mortgages on real property, those debt securities will not be qualifying assets for purposes of the 75% asset test. Instead, AHM Investment Corp. would be subject to the second and third asset tests with respect to those debt securities. AHM Investment Corp. intends to monitor closely the purchase, holding and disposition of its assets in order to comply with the REIT asset tests. In particular, AHM Investment Corp. intends to limit and diversify its ownership of its assets so that (i) not more than 25% of the value of AHM Investment Corp.'s assets in the aggregate fail to satisfy the 75% asset test,
(ii) not more than 5% of AHM Investment Corp.'s assets, by value, are issued by any single issuer (other than a taxable REIT subsidiary or a qualified REIT subsidiary), and (iii) AHM Investment Corp. does not own more than 10% of the outstanding securities of any one issuer (other than a taxable REIT subsidiary or a qualified REIT subsidiary), measured by voting power or by value of such securities. If these limits would be exceeded, AHM Investment Corp. intends to take appropriate measures, including the disposition of non-qualifying assets, to avoid exceeding such limits.

    AHM Investment Corp. may securitize mortgage loans and/or mortgage-backed securities. If AHM Investment Corp. intends to sell the securities received by it in any such securitization, and such sale would create any substantial risk that the securities to be sold could be treated as "dealer property," which would subject AHM

Investment Corp. to a 100% tax on any gain, AHM Investment Corp. will engage in the securitization transactions through one or more taxable REIT subsidiaries. In this case, the taxable REIT subsidiaries may be subject to a 35% corporate tax, but AHM Investment Corp. would not be subject to any tax. AHM Investment Corp. also may securitize such mortgage assets through non-REMIC collateralized mortgage transactions, under which it retains an equity interest in the mortgage-backed assets used as collateral in the securitization transaction. AHM Investment Corp. intends to structure the securitizations in a manner that would not result in the creation of a taxable mortgage pool.

    If AHM Investment Corp. should fail to satisfy any asset test at the end of a calendar quarter, such a failure would not cause it to lose its REIT status if:

      o it satisfied the asset tests at the close of the preceding calendar quarter; and

      o the discrepancy between the value of AHM Investment Corp.'s assets and the asset test requirements arose from changes in the market value of its assets and was not wholly or partly caused by the acquisition of one or more non-qualifying assets.

    If AHM Investment Corp. did not satisfy an asset test at the end of a calendar quarter by reason of an acquisition of securities or other property during the calendar quarter, it still could avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose.

    Income Tests. AHM Investment Corp. must also satisfy two gross income requirements each year. First, at least 75% of its gross income for each taxable year must consist of defined types of income that it derives, directly or indirectly, from investments relating to real property or mortgages on real property or temporary investment income. Qualifying income for purposes of that 75% gross income test generally includes:

      o     rents from real property;

      o interest on debt secured by mortgages on real property or on interests in real property;

      o dividends or other distributions on, and gain from the sale of, shares in other REITs;

      o     gain from the sale of real property or mortgage loans; and

      o interest or dividend income from the investment of the net proceeds of stock offerings or certain long-term debt issuances derived during the one-year period following the applicable offering or issuance.

    Second, in general, at least 95% of AHM Investment Corp.'s gross income for each taxable year must consist of income that is qualifying income for purposes of the 75% gross income test, taxable REIT subsidiary dividends, other types of dividends and interest, gain from the sale or disposition of stock or securities, income from certain hedging transactions, or any combination of the foregoing. Gross income from fees generally is not qualifying income for purposes of either gross income test. In addition, gross income from the sale of property that AHM Investment Corp. holds primarily for sale to customers in the ordinary course of business is excluded from both the numerator and the denominator in both income tests. AHM Investment Corp. will monitor the amount of non-qualifying income that its assets produce and will manage its portfolio to comply at all times with the gross income tests. The following paragraphs discuss the specific application of the gross income tests to AHM Investment Corp.

    Interest Income. The term "interest," as defined for purposes of both gross income tests, generally excludes any amount that is based in whole or in part on the income or profits of any person. However, interest generally includes the following:

      o an amount that is based on a fixed percentage or percentages of receipts or sales; and

      o an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt from leasing substantially all of its interest in the property, and only to the extent that the amounts received by the debtor would be qualifying "rents from real property" if received directly by a REIT.

    If a loan contains a provision that entitles a REIT to a percentage of the borrower's gain upon the sale of the real property securing the loan or a percentage of the appreciation in the property's value as of a specific date, income attributable to that loan provision will be treated as gain from the sale of the property securing the loan, which generally is qualifying income for purposes of both gross income tests.

    Interest on debt secured by mortgages on real property or on interests in real property generally is qualifying income for purposes of the 75% and 95% gross income tests. However, if the highest principal amount of a loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of the date AHM Investment Corp. (or Apex or American Home, as applicable) agreed to originate or acquire the loan, a portion of the interest income from the loan will not be qualifying income for purposes of the 75% gross income test, but will be qualifying income for purposes of the 95% gross income test. The portion of the interest income that will not be qualifying income for purposes of the 75% gross income test will be equal to the portion of the principal amount of the loan that is not secured by real property.

    Any amount includible in gross income by AHM Investment Corp. with respect to a regular or residual interest in a REMIC is generally treated as interest on an obligation secured by a mortgage on real property for purposes of the 75% gross income test. If, however, less than 95% of the assets of a REMIC consist of qualifying real estate-related assets, AHM Investment Corp. will be treated as receiving directly its proportionate share of the income of the REMIC, which would generally include non-qualifying income for purposes of the 75% gross income test. In addition, if AHM Investment Corp. receives interest income with respect to a mortgage loan that is secured by both real property and other property and the principal amount of the loan exceeds the fair market value of the real property on the date AHM Investment Corp. purchases the mortgage loan, interest income on the loan will be apportioned between the real property and the other property, which apportionment would cause AHM Investment Corp. to recognize income that is not qualifying income for purposes of the 75% gross income test. Interest income received with respect to non-REMIC pay-through bonds and pass-through debt instruments, such as collateralized mortgage obligations or CMOs, however, will not be qualifying income for this purpose.

    American Home believes that the interest, original issue discount, and market discount income that AHM Investment Corp. will receive from its mortgage-related assets generally will be qualifying income for purposes of both gross income tests. However, in the event that AHM Investment Corp. will own loans that are not and will not be secured by real property. AHM Investment Corp.'s interest income from those loans is and will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. In addition, the principal amount of a mortgage loan that AHM Investment Corp. owns may exceed the value of the real property securing the loan. In that case, as mentioned above, a portion of the income from the loan will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. It also is possible that, in some instances, the interest income from a mortgage loan may be based in part on the borrower's profits or net income. In that case, generally all of the income from the loan will be non-qualifying income for purposes of both gross income tests.

    Dividend Income. In the event that AHM Investment Corp. owns stock in other REITs, the dividends that it receives from those REITs and its gain on the sale of the stock in those other REITs will be qualifying income for purposes of both gross income tests. However, if a REIT in which AHM Investment Corp. owns stock fails to qualify as a REIT in any year, its income from such REIT would be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. AHM Investment Corp. may also own stock in non-REIT C corporations for which it will not make a taxable REIT subsidiary election. AHM Investment Corp.'s dividend income from stock in those corporations and the taxable REIT subsidiaries will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test.

    Rents from Real Property. To the extent that AHM Investment Corp. acquires real property or an interest therein, any rent that it receives from the tenants of that real property will qualify as "rents from real property," which is qualifying income for purposes of both gross income tests, only if the following conditions are met:

      o First, the rent must not be based, in whole or in part, on the income or profits of any person, but may be based on a fixed percentage or percentages of receipts or sales.

      o Second, neither AHM Investment Corp. nor a direct or indirect owner of 10% or more of its stock may own, actually or constructively, 10% or more of a tenant from whom it receives rent, other than a taxable REIT subsidiary in limited circumstances.

      o Third, if the tenant is a taxable REIT subsidiary, at least 90% of the leased space must be rented to persons other than AHM Investment Corp.'s taxable REIT subsidiaries and tenants in which AHM Investment Corp. owns, actually or constructively, 10% or more of the ownership interests and the rent paid by the taxable REIT subsidiary must be substantially comparable to the rent paid by the unrelated tenants for comparable space. These rules will not apply if such rents are received in respect of certain "qualified lodging facilities."

      o Fourth, all of the rent received under a lease of real property will not qualify as rents from real property unless the rent attributable to the personal property leased in connection with the lease is no more than 15% of the total rent received under the lease. AHM Investment Corp. intends to monitor the properties held by it or by any flow-through entity in which it holds an interest to determine that rents attributable to personal property do not exceed 15% of the total rent with respect to any particular lease. However, there can be no assurance that the Internal Revenue Service will not assert that the rent attributable to personal property with respect to a particular lease is greater than 15% of the total rent with respect to such lease. If the Internal Revenue Service were successful, the rental income would be non-qualifying income.

      o Fifth, AHM Investment Corp. generally must not operate or manage its real property or furnish or render services to its tenants, other than through an "independent contractor" from whom AHM Investment Corp. does not derive revenue and who meets certain other requirements provided in the applicable Treasury Regulations. To the extent that services (other than those customarily furnished or rendered in connection with the rental of real property) are rendered to the tenants of the property by an independent contractor, the cost of the services must be borne by the independent contractor. However, AHM Investment Corp. may provide services directly to its tenants if the services are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not considered to be provided for the tenants' convenience. In addition, AHM Investment Corp. may provide a minimal amount of "non-customary" services to the tenants of a property, other than through an independent contractor, as long as its actual or deemed income from the services does not exceed 1% of its income from the related property. For purposes of this test, the income received from such non-customary services is deemed to be at least 150% of the direct cost of providing the services.

    Because properties may be controlled by third parties, the ability to treat amounts from such property as "rents from real property" will be dependent on the actions of others and will not be within the control of AHM Investment Corp. In addition, AHM Investment Corp. generally may not and will not receive rent directly or indirectly through a flow-through entity that is based in whole or in part on the income or profits of any person (except by reason of being based on a percentage of the tenant's gross receipts or sales). While AHM Investment Corp. will regularly attempt to monitor such requirements, no assurance can be given that AHM Investment Corp. will not realize income directly or indirectly through a flow-through entity that would not qualify as "rents from real property." In this case, the income would be non-qualifying income.

    Prohibited Transactions. A REIT is subject to a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. American Home believes that none of AHM Investment Corp.'s assets will be held for sale to customers and that a sale of any of its assets would not be in the ordinary course of its business. Whether a REIT holds an asset primarily for sale to customers in the ordinary course of a trade or business depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. Nevertheless, AHM Investment Corp. will attempt to comply with the terms of safe-harbor provisions in the U.S. federal income tax laws prescribing when the sale of a real estate asset will not be characterized as a prohibited transaction. There can be no assurance, however, that AHM Investment Corp. can comply with the safe-harbor provisions or that it will avoid owning property that may be characterized as property that it holds primarily for sale to customers in the ordinary course of a trade or business.

    Foreclosure Property. AHM Investment Corp. will be subject to tax at the maximum corporate rate on any income from foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, gross income from foreclosure property will generally qualify for purposes of the 75% and 95% gross income tests. Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:

      o that is acquired by a REIT as the result of the REIT having bid in the property at foreclosure, or having otherwise reduced the property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of the property or on indebtedness that the property secured;

      o for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and

      o for which the REIT makes a proper election to treat the property as foreclosure property.

    However, a REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor. Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property, or longer if an extension is granted by the Secretary of the Treasury. This grace period terminates and foreclosure property ceases to be foreclosure property on the first day:

      o on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after that day that will give rise to income that does not qualify for purposes of the 75% gross income test;

      o on which any construction takes place on the property, other than completion of a building or any other improvement, where more than 10% of the construction was completed before default became imminent; or

      o which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business which is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income.

    American Home does not anticipate that AHM Investment Corp. will receive any income from property acquired through foreclosure that is not qualifying income for purposes of the 75% gross income test, but, if AHM Investment Corp. does receive this income, it intends to make an election to treat the related property as foreclosure property.

    Hedging Transactions. From time to time, AHM Investment Corp. may enter into hedging transactions with respect to one or more of its assets or liabilities. Its hedging activities may include entering into interest rate swaps, caps and floors, options to purchase these items, and futures and forward contracts. To the extent that AHM Investment Corp. enters into an interest rate swap or cap contract, option, futures contract, forward rate agreement, or any similar financial instrument to reduce risks with respect to interest rates on its indebtedness incurred to acquire or carry "real estate assets," any periodic income or gain from the disposition of that contract should be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. To the extent that AHM Investment Corp. hedges with other types of financial instruments, or in other situations, it is not entirely clear how the income from those transactions will be treated for purposes of the gross income tests.

    Other. Loan guarantee fees and income from mortgage servicing and other service contracts will not qualify for either the 95% or 75% gross income tests if such income constitutes fees for services rendered by AHM Investment Corp. or is not treated as interest on obligations secured by mortgages on real property or on interests in real property for purposes of the 75% gross income test.

    AHM Investment Corp. intends to maintain its REIT status by carefully monitoring its income, including income from dividends, hedging transactions, services and sales of mezzanine loans and other assets to comply with the 75% gross income test and the 95% gross income test.

    Failure to Satisfy Gross Income Tests. If AHM Investment Corp. fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for such year if it is entitled to relief under certain provisions of the Code. These relief provisions will be generally available if AHM Investment Corp.'s failure to meet such tests was due to reasonable cause and not due to willful neglect, AHM Investment Corp. attaches a schedule of the sources of its income to its return, and any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible, however, to state whether in all circumstances AHM Investment Corp. would be entitled to the benefit of these relief provisions. If these relief provisions are inapplicable to a particular set of circumstances involving AHM Investment Corp., AHM Investment Corp. will not qualify as a REIT. As discussed above in "--Taxation as a REIT," even where these relief provisions apply, a tax is imposed with respect to the excess net income.

      Annual Distribution Requirements

    In order to qualify as a REIT, AHM Investment Corp. is required to distribute dividends (other than capital gain dividends) to its stockholders in an amount at least equal to:

      o the sum of 90% of AHM Investment Corp.'s "REIT taxable income" (computed without regard to the dividends paid deduction and AHM Investment Corp.'s net capital gain) and 90% of the net income (after tax), if any, from foreclosure property; minus

      o     the sum of certain items of noncash income.

    AHM Investment Corp. must pay these distributions in the taxable year to which they relate, or in the following taxable year if declared before AHM Investment Corp. timely files its tax return for such year and if paid with or before the first regular dividend payment after such declaration. To the extent that AHM Investment Corp. does not distribute all of its net capital gain or distributes (or is treated as having distributed) at least 95%, but less than 100%, of its "REIT taxable income" as adjusted, it will be subject to tax thereon at the capital gains or ordinary corporate tax rates, as the case may be.

    Furthermore, if AHM Investment Corp. should fail to distribute during each calendar year at least the sum of:

      o     85% of its REIT ordinary income for such year;

      o 95% of its REIT capital gain income for such year (other than capital gain income which AHM Investment Corp. elects to retain and pay tax on as provided for below); and

      o any undistributed taxable income from prior periods (other than capital gains from such years which AHM Investment Corp. elected to retain and pay tax on).

AHM Investment Corp. would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. AHM Investment Corp. intends to make timely distributions sufficient to satisfy the annual distribution requirements.

    It is possible that, from time to time, AHM Investment Corp. may experience timing differences between:

      o the actual receipt of income and actual payment of deductible expenses; and

      o the inclusion of that income and deduction of such expenses in arriving at its REIT taxable income.

Possible examples of such timing differences include the following:

      o AHM Investment Corp. may have taxable income that exceeds its economic income because it may deduct capital losses only to the extent of its capital gains.

      o AHM Investment Corp. will recognize taxable income in advance of the related cash flow if any of its subordinated mortgage-backed securities or mortgage loans are deemed to have original issue discount. AHM Investment Corp. generally must accrue original issue discount based on a constant yield method that takes into account projected prepayments but that defers taking into account credit losses until they are actually incurred.

      o AHM Investment Corp. may be required to recognize the amount of any payment projected to be made pursuant to a provision in a mortgage loan that entitles it to share in the gain from the sale of, or the appreciation in, the mortgaged property over the term of the related loan using the constant yield method, even though it may not receive the related cash until the maturity of the loan.

      o AHM Investment Corp. may recognize taxable market discount income when it receives the proceeds from the disposition of, or principal payments on, loans that have a stated redemption price at maturity that is greater than its tax basis in those loans, although such proceeds often will be used to make non-deductible principal payments on related borrowings.

      o AHM Investment Corp. may recognize taxable income without receiving a corresponding cash distribution if it forecloses on or makes a significant modification to a loan, to the extent that the fair market value of the underlying property or the principal amount of the modified loan, as applicable, exceeds its basis in the original loan.

      o Although several types of noncash income are excluded in determining the annual distribution requirement, it will incur corporate income tax and the 4% excise tax with respect to those noncash income items if it does not distribute those items on a current basis.

      o AHM Investment Corp. may recognize phantom taxable income from any residual interests in REMICs or retained ownership interests in mortgage loans subject to collateralized mortgage obligation debt that it owns.

    As a result of the foregoing, AHM Investment Corp. may have less cash flow than is necessary to satisfy the distribution requirement and to avoid corporate income tax and the excise tax imposed on undistributed income. In such a situation, AHM Investment Corp. may need to use cash reserves, borrow funds, sell assets or issue preferred stock or additional common stock.

    Under certain circumstances, AHM Investment Corp. may be able to rectify a failure to meet the annual distribution requirements for a year by paying "deficiency dividends" to stockholders in a later year, which may be included in AHM Investment Corp.'s deduction for dividends paid for the earlier year. Thus, AHM Investment Corp. may be able to avoid being taxed on amounts distributed as deficiency dividends; however, AHM Investment Corp. will be required to pay interest based on the amount of any deduction taken for deficiency dividends.

    Alternatively, AHM Investment Corp. may attempt to declare a consent dividend (a hypothetical distribution to stockholders out of AHM Investment Corp.'s earnings and profits). The effect of such a consent dividend, to those stockholders who agree to such treatment, would be that those stockholders would be treated for federal income tax purposes as if that amount had been paid to them in cash and they had then immediately contributed that amount back to AHM Investment Corp. as additional paid-in capital. This would result in taxable income distribution but would also increase the stockholders' tax bases in their shares by the amount of the taxable income recognized.

    AHM Investment Corp. may elect to retain rather than distribute its net long-term capital gains. The effect of such an election is that:

      o AHM Investment Corp. is required to pay the tax on such retained gains at regular corporate tax rates;

      o its stockholders will be required to include in income their proportionate share of the portion of such retained long-term capital gain designated by AHM Investment Corp. in a notice mailed to stockholders and will receive a credit or refund for their share of the tax paid by AHM Investment Corp. in respect of such designated amount included in income; and

      o the basis of a stockholder's stock would be increased by the amount of the retained long-term capital gains (minus the amount of capital gains tax paid by AHM Investment Corp.) included in income by such stockholder.

      Failure to Qualify as a REIT

    If AHM Investment Corp. fails to qualify for taxation as a REIT in any taxable year, and certain relief provisions do not apply, AHM Investment Corp. will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Distributions to stockholders in any year in which AHM Investment Corp. fails to qualify will not be deductible by AHM Investment Corp. nor will they be required to be made under the Code. In such event, to the extent of current and accumulated earnings and profits, all distributions to stockholders will be taxable as ordinary income, and, subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, AHM Investment Corp. will also be disqualified from taxation as a REIT for the four taxable years following the year during which disqualification occurred. It is not possible to state whether in all circumstances AHM Investment Corp. would be entitled to such statutory relief.

    Furthermore, in the event that Apex fails, or has failed, to qualify for taxation as a REIT and certain relief provisions do not apply, AHM Investment Corp. will also be disqualified from taxation as a REIT for the four taxable years following the year during which disqualification occurred.

      Taxable Mortgage Pool Rules

    A REIT may be classified as a "taxable mortgage pool," referred to as "TMP," under the Code if (1) substantially all of the REIT's assets consist of debt obligations (or interests therein), (2) more than 50% of the REIT's investments in debt obligations are real estate mortgages (or interests therein), (3) the REIT is obligated for debts with two or more maturities, and (4) the payments required to be made by the REIT on its debt obligations bear a relationship to the payments received by the REIT from its assets. Under regulations issued by the U.S. Treasury Department, an entity whose investments in debt obligations are less than 80% of its total assets will qualify for a safe harbor and not be considered a TMP. If AHM Investment Corp. were to be subject to the TMP rules, AHM Investment Corp.'s status as a REIT would not be impaired but a portion of the taxable income generated by AHM Investment Corp.'s mezzanine debt and other assets constituting a taxable mortgage pool may, under regulations to be issued by the U.S. Treasury Department, be characterized as "excess inclusion" income and allocated to AHM Investment Corp.'s stockholders. Any such excess inclusion income (i) would not be allowed to be offset by the net operating losses of a stockholder, (ii) would be subject to tax as unrelated business taxable income, referred to as "UBTI" to a tax-exempt stockholder, and (iii) would result in the application of U.S. federal income tax withholding at the maximum rate (without reduction for any otherwise applicable income tax treaty) on any excess inclusion income allocable to Non-U.S. Holders. (See "--Taxation of Tax-Exempt U.S. Holders" and "--Taxation of Non-U.S. Holders" below.)

      Taxation of U.S. Holders

    As used in this summary, a "U.S. Holder" is a beneficial owner of shares that is:

      o an individual who is a citizen or resident of the United States for U.S. federal income tax purposes;

      o a corporation (or other entity that is treated as a corporation for U.S. federal tax purposes) that is created or organized in or under the laws of the United States or any State thereof (including the District of Columbia);

      o an estate whose income is subject to U.S. federal income taxation regardless of its source; or

      o a trust if a court within the United States is able to exercise primary supervision over its administration, and one or more United States persons have the authority to control all of its substantial decisions.

    If a partnership (or other entity that is treated as a partnership for U.S. federal tax purposes) is a beneficial owner of shares, the treatment of a partner in the partnership will generally depend upon the status of the partner and upon the activities of the partnership. A beneficial owner of shares that is a partnership, and partners in such a partnership, should consult their tax advisors about the U.S. federal income tax consequences of holding and disposing of the shares.

    An individual may, subject to certain exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes by reason of being present in the United States for at least 31 days in the calendar year and for an aggregate of at least 183 days during a three-year period ending in the current calendar year (counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year).

    General. As long as AHM Investment Corp. qualifies as a REIT, distributions made to U.S. Holders out of current earnings and profits that are not designated as capital gain dividends will be taken into account by U.S. Holders as ordinary income and will not be eligible for the dividends received deduction for corporations. Distributions from the REIT will be eligible for a reduced 15% rate of tax to the extent of (i) the aggregate "qualified dividend income" received by the REIT from its taxable REIT subsidiaries, (ii) the excess of the REIT's taxable income for the preceding year over the tax payable for that preceding year, and (iii) any amount recognized as built-in gain on property transferred by a C corporation to the REIT, minus the tax paid by the REIT for this gain.

    U.S. Holders will not incur tax on a distribution in excess of AHM Investment Corp.'s current and accumulated earnings and profits if the distribution does not exceed the adjusted basis of the U.S. Holder's shares of common stock. Instead, the distribution will reduce the adjusted basis of the U.S. Holder's shares of common stock. A U.S. Holder will recognize a distribution in excess of both AHM Investment Corp.'s current and accumulated earnings and profits and the U.S. Holder's adjusted basis in the U.S. Holder's shares of common stock as long-term capital gain, or short-term capital gain if the shares of common stock have been held for one year or less. The calculation of the amount of distributions that are applied against or exceed adjusted tax basis is on a share-by-share basis.

    AHM Investment Corp. may recognize taxable income in excess of its economic income. As a result, U.S. Holders at times may be required to pay U.S. federal income tax on distributions that economically represent a return of capital rather than a dividend. These distributions would be offset in later years by distributions representing economic income in excess of taxable income that would be treated as returns of capital for U.S. federal income tax purposes. If AHM Investment Corp. is a TMP, any excess inclusion income would not be allowed to be offset by the net operating losses of a U.S. Holder. (See "--Taxable Mortgage Pool Rules," above.)

    Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent that they do not exceed AHM Investment Corp.'s actual net capital gain for the taxable year) without regard to the period for which the U.S. Holder has held its stock. Individuals are generally subject to a reduced rate on

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long-term capital gains. U.S. Holders that are corporations may, however, be required to treat up to 20% of certain capital gain dividends as ordinary income pursuant to Section 291(d) of the Code.

    AHM Investment Corp. may designate a portion of a dividend as a capital gain dividend. AHM Investment Corp. may elect to retain and pay income tax on any net long-term capital gain, in which case U.S. Holders would include in their income as long-term capital gain their proportionate shares of such retained long-term capital gain to the extent designated in a notice mailed to stockholders. In such a case, and to such an extent, a U.S. Holder will receive a credit or refund and a basis adjustment reflecting the deemed distribution and deemed payment of taxes by the U.S. Holder. To the extent that AHM Investment Corp. makes distributions in excess of its current and accumulated earnings and profits, such distributions will be treated first as a tax-free return of capital to each U.S. Holder, reducing the adjusted basis which such U.S. Holder has in its shares for tax purposes by the amount of such distribution (but not below zero), with distributions in excess of a U.S. Holder's adjusted basis in its shares taxable as capital gains. Dividends declared by AHM Investment Corp. in October, November or December of any year and payable to a U.S. Holder of record on a specified date in any such month shall be treated as both paid by AHM Investment Corp. and received by the U.S. Holder on December 31 of such year, so long as the dividend is actually paid by AHM Investment Corp. on or before January 31 of the following calendar year. AHM Investment Corp. will notify stockholders after the close of its taxable year as to their portions of the distributions attributable to that year that constitute ordinary income, return of capital, and capital gain.

    U.S. Holders may not include in their own income tax returns any net operating losses or capital losses of AHM Investment Corp. Instead, these losses are generally carried over by AHM Investment Corp. for potential offset against its future income. Taxable distributions from AHM Investment Corp. and gain from the disposition of shares of AHM Investment Corp.'s common stock will not be treated as passive activity income and, therefore, U.S. Holders generally will not be able to apply any passive activity losses (including losses from certain types of limited partnerships in which the U.S. Holder is a limited partner) against such income. In addition, taxable distributions from AHM Investment Corp. and gain from the disposition of shares of AHM Investment Corp. common stock generally will be treated as investment income for purposes of the investment interest limitations.

    Sale or Exchange of Shares of Common Stock. Upon a sale or other disposition of shares, a U.S. Holder will generally recognize a capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder's adjusted basis in such shares, which gain or loss will be long-term if such shares have been held for more than one year. To the extent of any long-term capital gain dividends received by a U.S. Holder, any loss on the sale or other disposition of shares held by such U.S. Holder for six months or less will generally be treated as a long-term capital loss.

Taxation of Tax-Exempt U.S. Holders

    Distributions by AHM Investment Corp. to a U.S. Holder that is a tax-exempt entity generally will not constitute UBTI, so long as the tax-exempt entity has not financed the acquisition of its shares with "acquisition indebtedness" within the meaning of the Code and the shares are not otherwise used in an unrelated trade or business of the tax-exempt entity. Furthermore, social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans that are exempt from taxation under special provisions of the federal income tax laws are subject to different unrelated business taxable income rules, which generally will require them to characterize distributions that they receive from AHM Investment Corp. as UBTI.

    However, a portion of the dividends paid by AHM Investment Corp. may be treated as UBTI to certain domestic private pension trusts that hold more than 10% of AHM Investment Corp.'s stock (a "10% qualified trust") if (i) at least one 10% qualified trust owns more than 25% of the value of AHM Investment Corp. or (ii) one or more 10% qualified trusts own in the aggregate more than 50% of the value of AHM Investment Corp., and AHM Investment Corp. is therefore treated as a "pension-held REIT." AHM Investment Corp. believes that it is not, and does not expect to become, a pension-held REIT.

    In the event AHM Investment Corp. were to hold a REMIC residual interest or be subject to the TMP rules, any excess inclusion income would be subject to tax as UBTI to a tax-exempt stockholder. (See "--Taxable Mortgage Pool Rules" above.)

Taxation of Non-U.S. Holders

    As used in this summary, the term "Non-U.S. Holder" means a beneficial owner of AHM Investment Corp. common stock that is not a U.S. Holder.

    Ordinary Dividends. The portion of dividends received by Non-U.S. Holders payable out of AHM Investment Corp.'s earnings and profits which are not attributable to capital gains of AHM Investment Corp. and which are not effectively connected with a U.S. trade or business of the Non-U.S. Holder will be subject to U.S. withholding tax at the rate of 30% (unless reduced by treaty). In cases where the dividend income from a Non-U.S. Holder's investment in stock of AHM Investment Corp. is (or is treated as) effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States, the Non-U.S. Holder generally will be subject to U.S. federal income tax at graduated rates, in the same manner as U.S. Holders are taxed with respect to such dividends (and may also be subject to a 30% branch profits tax in the case of a Non-U.S. Holder that is a foreign corporation).

    In the event AHM Investment Corp. holds a REMIC residual interest or is subject to the TMP rules, any excess inclusion income would result in the application of U.S. federal income tax withholding at the maximum rate (without reduction for any otherwise applicable income tax treaty) on any excess inclusion income allocable to Non-U.S. Holders. (See "--Taxable Mortgage Pool Rules" above.)

    Non-Dividend Distributions. Unless AHM Investment Corp.'s common stock constitutes a "United States real property interest" (as defined below) or AHM Investment Corp.'s common stock is effectively connected with the conduct by a Non-U.S. Holder of a trade or business in the United States, distributions by AHM Investment Corp. that are not dividends will not be subject to U.S. income or withholding tax. If it cannot be determined at the time a distribution is made whether or not such distribution will be a dividend, the distribution will be subject to withholding at the rate applicable to dividends. However, the Non-U.S. Holder may seek a refund of such amounts from the Internal Revenue Service if it is subsequently determined that such distribution was, in fact, not a dividend and if the proper forms are filed with the Internal Revenue Service by the Non-U.S. Holder on a timely basis. If AHM Investment Corp.'s common stock constitutes a United States real property interest, such distribution will be subject to 10% withholding tax and may be subject to taxation, as described below.

    Capital Gain Dividends. To the extent a distribution made by AHM Investment Corp. to a Non-U.S. Holder is attributable to gains from dispositions of United States real property interests that are owned by AHM Investment Corp. directly or indirectly through a flow-through entity, the distribution will be considered effectively connected with a trade or business in the United States of the Non-U.S. Holder and subject to U.S. income tax at the rate applicable to U.S. individuals or corporations, without regard to whether such distribution is designated as a capital gain dividend. The term "United States real property interests" includes interests in real property and in corporations at least 50% of whose assets consists of United States real property interests (other than solely as a creditor). A "United States real property interest" does not include mortgage-backed securities and does not include mortgage loans unless the holder of the loan has a right to share in the appreciation in value of or the income generated by the underlying property. In addition, AHM Investment Corp. will be required to withhold tax equal to 35% of the amount of dividends to the extent such dividends are attributable to gains from dispositions of United States real property interests. Distributions attributable to gains from dispositions of United States real property interests may also be subject to a 30% branch profits tax in the hands of a foreign corporate stockholder that is not entitled to treaty exemption.

    Disposition of Common Stock of AHM Investment Corp. If AHM Investment Corp. is treated as a "United States real property holding corporation" a Non-U.S. Holder potentially could be subject to tax upon a sale of shares of AHM Investment Corp. common stock. AHM Investment Corp. will be a United States real property holding corporation if at least 50% of the fair market value of its assets has consisted of United States real property interests at any time during the five-year period ending on the date of the Non-U.S. Holder's disposition of shares of AHM Investment Corp. common stock. Because United States real property interests do not include mortgage-backed securities or mortgage loans without appreciation rights, AHM Investment Corp. does not expect to be a United States real property holding corporation. Moreover, even if AHM Investment Corp. were a United States real property holding corporation, a Non-U.S. Holder generally will not be subject to tax upon a sale of shares of AHM Investment Corp. common stock as long as at all times foreign persons hold, directly or indirectly, less than 50% in value of AHM Investment Corp.'s shares. There can be no assurance that this test will be met. Finally, a Non-U.S.

Holder that owns, actually or constructively, 5% or less of the shares of AHM Investment Corp.'s common stock at all times during a specified testing period also will not incur tax so long as the shares of AHM Investment Corp. common stock are "regularly traded" on an established securities market. Because AHM Investment Corp.'s common stock is expected to be regularly traded on the NYSE or the Nasdaq National Market, AHM Investment Corp. does not expect that a Non-U.S. Holder will be subject to tax on gain on the sale of AHM Investment Corp. common stock unless it owns more than 5% of AHM Investment Corp. common stock. If gain on the sale of shares of AHM Investment Corp. common stock is taxable, a Non-U.S. Holder would be taxed on that gain in the same manner as U.S. Holders, subject to applicable alternative minimum tax, a special alternative minimum tax in the case of nonresident alien individuals, and the possible application of the 30% branch profits tax in the case of Non-U.S. Holders that are corporations.

    Furthermore, a Non-U.S. Holder will be subject to tax on gain from the sale of AHM Investment Corp. common stock if:

      o the gain is effectively connected with the Non-U.S. Holder's trade or business in the United States, in which case the Non-U.S. Holder will be subject to the same treatment as U.S. Holders with respect to such gain and Non-U.S. Holders that are corporations may be subject to an additional 30% branch profits tax; or

      o the Non-U.S. Holder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a "tax home" in the United States, in which case the Non-U.S. Holder will incur a 30% tax on his or her capital gains.

    Estate Tax. Shares of AHM Investment Corp. common stock owned or treated as owned by an individual who is a Non-U.S. Holder at the time of death will be includible in the individual's gross estate for U.S. federal estate tax purposes, unless an applicable estate tax treaty provides otherwise. Such individual's estate may be subject to U.S. federal estate tax on the property includible in the estate for U.S. federal estate tax purposes.

Information Reporting and Backup Withholding

    U.S. Holders. AHM Investment Corp. will report to the U.S. Holders and the Internal Revenue Service the amount of distributions paid during each calendar year and the amount of tax withheld, if any. Under the backup withholding rules, a U.S. Holder may be subject to backup withholding with respect to distributions paid unless such holder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (ii) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A U.S. Holder that does not provide AHM Investment Corp. with its correct taxpayer identification number may also be subject to penalties imposed by the Internal Revenue Service. Any amount paid as backup withholding will be creditable against the U.S. Holder's income tax liability. In addition, AHM Investment Corp. may be required to withhold a portion of capital gain distributions to any U.S. Holders who fail to certify their non-foreign status to AHM Investment Corp. See "--Taxation of Non-U.S. Holders" above.

    Non-U.S. Holders. AHM Investment Corp. must report annually to the Internal Revenue Service and to each Non-U.S. Holder the amount of dividends (including any capital gain dividends) paid to, and the tax withheld with respect to, such Non-U.S. Holder. These reporting requirements apply regardless of whether withholding was reduced or eliminated by an applicable tax treaty. Copies of these returns may also be made available under the provisions of a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Holder resides.

    U.S. backup withholding (which generally is imposed on certain payments to persons that fail to furnish the information required under the U.S. information reporting requirements) and information reporting generally will not apply to dividends (including any capital gain dividends) paid on stock of AHM Investment Corp. to a Non-U.S. Holder at an address outside the United States.

    The payment of the proceeds from the disposition of stock of AHM Investment Corp. to or through a U.S. office of a broker will be subject to information reporting and backup withholding unless the owner, under penalties of perjury, certifies, among other things, its status as a Non-U.S. Holder, or otherwise establishes an exemption. The payment of the proceeds from the disposition of stock to or through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding and information reporting.

    Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be refunded or credited against the Non-U.S. Holder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

Foreign, State and Local Tax Consequences

    AHM Investment Corp. and its stockholders may be subject to foreign state or local taxation in various foreign, state or local jurisdictions, including those in which it or they transact business or reside. The foreign, state and local tax treatment of AHM Investment Corp. and its stockholders may not conform to the U.S. federal income tax consequences discussed above. Consequently, prospective stockholders should consult their tax advisors regarding the effect of foreign, state and local tax laws on an investment in AHM Investment Corp.

               DESCRIPTION OF AHM INVESTMENT CORP. CAPITAL STOCK

    The following is a summary of the material terms of AHM Investment Corp.'s capital stock. This summary does not purport to be a complete description of AHM Investment Corp. capital stock and you should not rely on it as if it were. You also should review AHM Investment Corp.'s charter and bylaws, copies of which are attached to this joint proxy statement/prospectus as Annexes E and F, respectively. AHM Investment Corp. is a Maryland corporation governed by the Maryland General Corporation Law, which is referred to as the "MGCL." Under Maryland law, stockholders generally are not responsible for the corporation's debts or obligations.

Authorized Capital Stock

    Under AHM Investment Corp.'s charter, which will be amended by filing Articles of Amendment and Restatement, a copy of which is attached to this joint proxy statement/prospectus as Annex E, with the State Department of Assessments and Taxation of Maryland immediately prior to completion of the merger, AHM Investment Corp. has the authority to issue up to 100,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

Common Stock

    Subject to any special rights that may be conferred upon any class or series of AHM Investment Corp. preferred stock if, as and when such class or series are established by the board of directors, holders of AHM Investment Corp. common stock will be entitled to one vote per share on all matters to be voted upon by AHM Investment Corp. stockholders. Shares of AHM Investment Corp.'s common stock will have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock. All shares of common stock will, when issued, be fully paid and non-assessable.

    Shares of AHM Investment Corp. common stock will be subject to restrictions upon their ownership and transfer that were adopted for the purpose of enabling AHM Investment Corp. to preserve its status as a REIT. For a discussion of those restrictions, see "--Restrictions on Ownership and Transfer" below and "Certain U.S. Federal Income Tax Consequences of AHM Investment Corp's Status as a REIT."

Preferred Stock

    The AHM Investment Corp. board of directors may, without further action by the stockholders of AHM Investment Corp., establish and issue shares of AHM Investment Corp. preferred stock in one or more classes or series, and fix the rights, preferences and restrictions of any class or series of AHM Investment Corp. preferred stock consistent with the charter and bylaws of AHM Investment Corp. and the laws of the State of Maryland. The rights of AHM Investment Corp. common stockholders are subject to, and may be harmed by, the rights of AHM Investment Corp. preferred stockholders. The issuance of additional shares of AHM Investment Corp. preferred stock could adversely affect the voting power of AHM Investment Corp. common stockholders and could have the effect of delaying or preventing a change in control of AHM Investment Corp. or other corporate action.

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Dividend Rights

    AHM Investment Corp. intends to make regular quarterly distributions to its stockholders. In order to qualify as a REIT for U.S. federal income tax purposes, AHM Investment Corp. must distribute to its stockholders annually at least 90% of its taxable income, excluding the retained earnings of its taxable REIT subsidiaries. Any profits attributable to the businesses of such taxable REIT subsidiaries will be fully subject to corporate income tax, and after-tax net income of these subsidiaries may be retained by the subsidiary or distributed up to AHM Investment Corp. Although AHM Investment Corp. generally intends to distribute to its stockholders each year an amount equal to 90% of its REIT taxable income for that year, distributions paid by AHM Investment Corp. will be at the discretion of its board of directors and will depend on its actual cash flow, financial condition, capital requirements, its desire to retain earnings of its taxable subsidiaries to sustain future growth the annual distribution requirement under the REIT provisions of the Internal Revenue Code and other factors that the board of directors deem relevant.

    Subject to the MGCL and the rights of holders of any outstanding AHM Investment Corp. preferred stock, holders of AHM Investment Corp. common stock will be entitled to share dividends equally, share for share.

Classification of the AHM Investment Corp. Board of Directors

    The AHM Investment Corp. charter provides for a classified board of directors, consisting of three substantially equal classes of directors, each generally serving for a three-year term, with the term of each class of directors ending in successive years. However, with respect to the initial directors of AHM Investment Corp., the three Class II directors will serve for a term expiring on the date of the first AHM Investment Corp. annual stockholders meeting after completion of the merger, the three Class III directors will serve for a term expiring on the date of the second AHM Investment Corp. annual stockholders meeting after completion of the merger, and the three Class I directors will serve for a term expiring on the date of the third AHM Investment Corp. annual stockholders meeting after completion of the merger.

Rights Upon Liquidation

    Subject to the rights of holders of any outstanding AHM Investment Corp. preferred stock, holders of AHM Investment Corp. common stock shall be entitled to participate ratably, on a per share basis, in all distributions to holders of AHM Investment Corp. common stock in any liquidation, dissolution or winding up of AHM Investment Corp.

Restrictions on Ownership and Transfer

    For AHM Investment Corp. to qualify as a REIT under the federal tax laws, it must meet certain requirements concerning the ownership of its outstanding shares of capital stock. Specifically, no more than 50% in value of its outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals during the last half of a calendar year. For this purpose, individuals include natural persons, private foundations, some employee benefit plans and trusts, and some charitable trusts. In addition, AHM Investment Corp. must have at least 100 beneficial owners of its shares of stock during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. See "Certain U.S. Federal Income Tax Consequences of AHM Investment Corp's Status as a REIT--Requirements for Qualification as a REIT."

    To ensure that AHM Investment Corp. meets the stock ownership requirements, subject to the exemptions and exceptions described below, AHM Investment Corp.'s charter provides for restrictions on the ownership and transfer of its outstanding stock. Specifically, the charter provides that no person shall own more than 6.5% of the number (or the value of the total number) of outstanding shares of common stock or common stock together with preferred stock of any class or series. AHM Investment Corp.'s charter permits the board to waive with respect to any person the 6.5% ownership limit or to establish a new, less restrictive, ownership limit, called an "excepted holder limit" in the charter, for any person. In addition, a separate ownership limit may be imposed on any class or series of preferred stock, if, as and when the terms of such class or series are established by the board of directors.

    The AHM Investment Corp. charter provides that any purported transfer of shares of common stock or preferred stock which would:

      o result in any person owning, directly or indirectly, common stock or preferred stock in excess of the applicable ownership limits as described above;

      o result in AHM Investment Corp. capital stock being beneficially owned by fewer than 100 persons, determined without reference to any rules of attribution; or

      o result in AHM Investment Corp. being "closely held" within the meaning of the U.S. federal tax laws (or otherwise failing to qualify as a REIT);

will be void, or that, if notwithstanding the other provisions of the charter, there occurs a transfer or other event which would have any of the results described in the bullet points above, then that number of shares of common stock or preferred stock necessary to avoid such occurrence will be automatically transferred to one or more trusts, effective on the day before the purported transfer, and the person who would have otherwise been the holder or transferee of such shares will cease to own or will not acquire any right to such shares.

    The record holder of the shares of common stock or preferred stock that are transferred to a trust will be required to submit the stock to AHM Investment Corp. for registration in the name of the trust. AHM Investment Corp. will designate a trustee of the trust that is not affiliated with it. The beneficiary of the trust will be one or more charitable organizations that AHM Investment Corp. selects.

    Shares in the trust will remain issued and outstanding and will be entitled to the same rights and privileges as all other shares of the same class or series. The trustee will receive all dividends and distributions on the shares and will hold those dividends or distributions in trust for the benefit of the beneficiary. The trustee will vote all shares in the trust. The trustee will designate a permitted transferee of the shares, provided that the permitted transferee purchases the shares for valuable consideration and acquires the shares without the acquisition resulting in a transfer to another trust.

    The charter of AHM Investment Corp. provides that the owner of shares in the trust will be required to repay to the trustee the amount of any dividends or distributions received by the owner (i) that are attributable to shares in the trust and (ii) the record date of which was on or after the date that the shares were transferred to the trust. The owner generally will receive from the trustee the lesser of (a) the price per share the owner paid for the shares in the trust, or, in the case of a gift or devise, the market price per share on the date of the transfer, or (b) the price per share received by the trustee from the sale of the shares in the trust. Any amounts received by the trustee in excess of the amounts to be paid to the owner will be distributed to the beneficiary of the trust.

    Shares in the trust will be deemed to have been offered for sale to AHM Investment Corp., or its designee, at a price per share equal to the lesser of
(a) the price per share in the transaction that created the trust, or, in the case of a gift or devise, the market price per share on the date of the transfer, or (b) the market price per share on the date that AHM Investment Corp., or its designee, accepts the offer. AHM Investment Corp. will have the right to accept the offer for a period of 90 days after the later of (i) the date of the purported transfer that resulted in the trust, or (ii) the date it determines in good faith that a prohibited transfer has occurred.

    The charter provides that any person who acquires or attempts to acquire common stock or preferred stock in violation of the restrictions set forth in AHM Investment Corp.'s charter, or any person who owned common stock or preferred stock that was transferred to a trust, is required immediately to give written notice to AHM Investment Corp. of that event and to provide to it any other information that it may request in order to determine the effect, if any, of the transfer on its status as a REIT.

    The ownership limits generally will not apply to the acquisition of common stock or preferred stock by an underwriter that participates in a public offering of that stock for a period of 30 days. In addition, AHM Investment Corp.'s board of directors may waive application to any person of the ownership limitations or the restrictions on transfer set forth in the charter, or may establish an excepted holder limit for any person.

    The foregoing restrictions will not otherwise be removed until:

      o the restrictions are no longer required in order to qualify as a REIT, and the board of directors determines that it is no longer in AHM Investment Corp.'s best interests to retain the restrictions; or

      o the board of directors determines that it is no longer in AHM Investment Corp.'s best interests to attempt to qualify, or to continue to qualify as a REIT.

    All certificates representing AHM Investment Corp. common or preferred stock will bear a legend referring to the restrictions described above.

    All persons who own, directly or indirectly, more than 5%, or any lower percentage as set forth in the federal tax laws, of AHM Investment Corp.'s outstanding common stock and preferred stock must, within 30 days after January 1 of each year, provide to it a written statement or affidavit stating the name and address of the direct or indirect owner, the number of shares owned directly or indirectly, and a description of how the shares are held. In addition, each direct or indirect stockholder must provide to AHM Investment Corp. any additional information that it requests in order to determine the effect, if any, of such ownership on its status as a REIT and to ensure compliance with the restrictions on ownership and transfer set forth in its charter.

Certain Provisions Affecting Change in Control

    AHM Investment Corp.'s charter contains certain provisions that may have the effect of delaying, deferring or preventing a change in control of the company. For example, in order to maintain qualification as a REIT, AHM Investment Corp.'s charter will contain restrictions on transfer of AHM Investment Corp. shares of common stock and a stock ownership limitation. See "--Restrictions on Ownership and Transfer" above. The transfer restrictions and ownership limitation may discourage a purchase or sale of AHM Investment Corp. shares of common stock that might result in a change in control.

    In addition, AHM Investment Corp.'s charter allows the board of directors to authorize the issuance of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or change in control that might involve a premium price for holders of AHM Investment Corp. common stock or otherwise be in their best interest.

    For a description of other provisions of Maryland law and AHM Investment Corp.'s charter and bylaws that could have the effect of delaying, deferring or preventing a change in control, see "Risk Factors--Risks Related to AHM Investment Corp.--Certain Provisions of Maryland law and AHM Investment Corp.'s charter and bylaws could hinder, delay or prevent a change in control of AHM Investment Corp."

           AMERICAN HOME'S PROPOSAL TO ADOPT APEX'S STOCK OPTION PLAN

Description of the Proposal

    Pursuant to the merger agreement, AHM Investment Corp. has agreed to assume Apex's stock option plan. The objectives of the stock option plan are to (i) attract and retain the services of directors, officers and key employees and
(ii) encourage the sense of proprietorship in and stimulate the active interest of those persons in the development and financial success of AHM Investment Corp. by making awards designed to provide participants in the stock option plan with a proprietary interest in the growth and performance of AHM Investment Corp.

    The affirmative vote of a majority of shares of American Home common stock present or represented in person or by proxy at the American Home special meeting is required to approve AHM Investment Corp.'s adoption of Apex's stock option plan. American Home's board of directors believes Apex's stock option plan will achieve AHM Investment Corp.'s objectives described above. Approval of the adoption of Apex's stock option plan is not a condition to the reorganization and the merger. If the proposal is approved it will be effective only if the reorganization and merger are completed.

Summary of Apex's Stock Option Plan

    The following summary of Apex's stock option plan is qualified by reference to the full text of the current plan, as amended and restated effective as of December 16, 1998, which is attached as Annex J to this joint proxy statement/prospectus.

        Principal Provisions of the Stock Option Plan

    In 1997, Apex adopted a stock option plan that provides for the grant of both qualified incentive stock options, or "ISOs," that meet the requirements of
Section 422 of the Internal Revenue Code, and non-qualified stock options, stock appreciation rights, restricted stock awards and other equity-based awards. ISOs may be granted to officers and key employees and pursuant to the December 1998 amendments to the stock option plan, the compensation committee may make discretionary ISO grants to the unaffiliated directors. Non-qualified stock options may be granted to directors, officers and any key employees. The exercise price for any option granted under the stock option plan may not be less than 100% of the fair market value of the shares of common stock at the time the option is granted.

    Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the stock option plan authorizes the grant of options to purchase an aggregate of up to 10% of the outstanding shares of Apex's (or, following the merger, AHM Investment Corp.'s) common stock, but not more than 1,000,000 shares. If an option granted under Apex's stock option plan expires or terminates, the shares subject to any unexercised portion of that option will again become available for the issuance of further options under the stock option plan. The number of shares available under the stock option plan is reduced by the number of options previously exercised under the stock option plan. Unless previously terminated by the board of directors, the stock option plan will terminate ten years from the date it became effective, and no options may be granted under the stock option plan thereafter.

    The stock option plan has been, and will continue to be, administered by a committee of the board of directors comprised entirely of unaffiliated directors, or the "compensation committee." The compensation committee has had, and will have, discretionary authority to determine at the time an option is granted whether it is intended to be an ISO or a non-qualified option, and when and in what increments shares of common stock covered by the option may be purchased.

    No options may be granted under the stock option plan to any person who, assuming exercise of all options held by such person, would own or be deemed to own more than 9.8% of the outstanding shares of Apex's common stock, or following completion of the merger, more than 9.8% of the outstanding shares of AHM Investment Corp.'s common stock (which is further limited to 6.5% of the outstanding shares of AHM Investment Corp.'s common stock pursuant to the ownership limitations contained in AHM Investment Corp.'s charter). If, after an award is granted, circumstances of ownership change so that the exercise of such award would cause the participant to beneficially own more than 9.8% (which is further limited to 6.5% pursuant to the ownership limitations contained in AHM Investment Corp.'s charter) of the outstanding shares, then Apex (or, following the completion of the merger, AHM Investment Corp.) has the right to deliver, in lieu of shares, a check or cash in the amount equal to the fair market value of the shares.

    Each option must terminate no more than ten years from the date it is granted. Options may be granted on terms providing that they will be exercisable in whole or in part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option.

    The exercise price of any option granted under the stock option plan is payable in full (i) by cash, (ii) by surrender of shares of common stock having a market value equal to the aggregate exercise price of all shares to be purchased, (iii) by any combination of the foregoing, or (iv) by a full recourse promissory note executed by the option holder. The terms of the promissory note may be changed from time to time by the board of directors to comply with applicable regulations or other relevant pronouncements of the Internal Revenue Service or the SEC.

    The board of directors may, without affecting any outstanding options, revise or amend the stock option plan, and may suspend or discontinue it at any time. However, no such revision or amendment may increase the number of shares of common stock subject to the stock option plan (with the exception of adjustments resulting from changes in capitalization), change the class of participants eligible to receive options granted under the stock option plan or modify the period within which or the terms upon which the options may be exercised without stockholder approval.

    Apex's stock option plan will become effective as to AHM Investment Corp. upon approval of adoption of the stock option plan by the AHM stockholders and the closing of the reorganization and the merger.

Certain Federal Income Tax Consequences

    Set forth below is a discussion of certain U.S. federal income tax consequences with respect to awards that may be granted pursuant to the Stock Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the stock option plan.

    Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an ISO and the participant does not dispose of the shares within the two-year period after the date of grant or within one year after the receipt of such shares by the participant, then, generally (i) the participant will not realize ordinary income with respect to the option and (ii) upon sale of such shares, any amount realized in excess of the exercise price paid for the shares will be taxed to such participant as capital gain. In that case, the employer is not entitled to a deduction either at exercise or upon disposition of the shares. The amount by which the fair market value of the common stock on the exercise date of an incentive stock option exceeds the purchase price generally will, however, constitute an item which increases the participant's "alternative minimum taxable income."

    If shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price paid for the shares. Upon a disqualifying disposition, the employer is entitled to a deduction equal to the amount of ordinary income included in the income of the participant by virtue of the disqualifying disposition.

    Subject to certain exceptions, an ISO generally will not be treated as an incentive stock option if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an incentive stock option, such option will be treated as an nonqualified stock options as discussed below.

    Nonqualified Stock Options. In general, no taxable income is realized by a participant upon the grant of an nonqualified stock option. Upon exercise of an nonqualified stock option, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. The employer is entitled to a deduction equal to the amount of ordinary income included in the income of the participant by virtue of the exercise of the option.

    In the event of a subsequent sale of shares received upon the exercise of an nonqualified stock option, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant's basis in such shares. The participant's basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the nonqualified stock option.

    Other Awards. In general, with respect to awards granted under the stock option plan that are not stock options, no taxable income will be realized by the participant upon the grant of the award. Upon payment of an award, a participant will include in ordinary income an amount equal to the amount of cash and the fair market value of the property, including stock, paid to the participant in respect of the award. In the case of restricted stock, the payment is deemed to be made on the vesting date of the stock. In general, a participant would include the fair market value of shares of restricted stock that become vested in ordinary income at the time of vesting. The employer is entitled to a deduction equal to the amount of ordinary income included in the income of the participant as a result of the vesting of restricted stock or the payment of an award.

Compensation of Directors and Executive Officers of AHM Investment Corp.

      The directors and executive officers of AHM Investment Corp. will receive no compensation from AHM Investment Corp. prior to the completion of the merger. The individuals who are expected to be directors and executive officers of AHM Investment Corp. are presently directors and/or executive officers of American Home and are entitled to compensation and/or other employment benefits, including equity-based compensation, from American Home prior to the completion of the merger.

      After completion of the transactions, directors, officers and employees of AHM Investment Corp. will be eligible to receive awards under Apex's stock option plan (as adopted by AHM Investment Corp.), as well as American Home's stock incentive plan (which will be assumed by AHM Investment Corp. in the reorganization). Both stock option plans will be administered by AHM Investment Corp.'s compensation committee.

      Information concerning the compensation (including equity compensation) paid in 2002 to the Chief Executive Officer and the other four most highly compensated executive officers of American Home and to American Home directors who are neither American Home's employees nor those of its subsidiaries is described in American Home's proxy statement used in connection with its 2003 annual meeting of stockholders and is incorporated herein by reference. See "Where You Can Find More Information" on page [ ].

Securities Authorized for Issuance Under Equity Compensation Plans

AHM Investment Corp. currently has no equity compensation plans. In connection with the transactions, AHM Investment Corp. will assume American Home's stock incentive plan and Apex's stock option plan.

The following table provides certain information as of December 31, 2002 with respect to Apex's and American Home's equity compensation plans under which, upon completion of the transactions, equity securities of AHM Investment Corp. will be authorized for issuance:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of securities remaining
                                              Number of securities to be     Weighted-average         available for future issuance
                                                issued upon exercise of      exercise price of       under equity compensation plans
                                             outstanding options, warrants   outstanding options,    (excluding securities reflected
                                                      and rights              warrants and rights         in the first column)
------------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by
security holders:
   - Apex's stock option plan (1)                       791,000                       $11.58                     140,000

   - American Home's stock incentive plan (2)          1,000,258                       $8.17                     690,673

Equity compensation plans not approved by
security holders: (3)                                     --                            --                         --
------------------------------------------------------------------------------------------------------------------------------------

Notes:
-----------------
1. Represents Apex's Amended and Restated 1997 Stock Option Plan, which has been approved by Apex's stockholders.

2. Represents American Home's 1999 Omnibus Stock Incentive Plan, which has been approved by American Home's stockholders.

3. Neither American Home nor Apex have any equity compensation plans that have not been authorized by each company's stockholders.

                        COMPARISON OF STOCKHOLDER RIGHTS

    AHM Investment Corp. and Apex are incorporated in Maryland and governed by the Maryland General Corporation Law, or the "MGCL," and American Home is incorporated in Delaware and governed by the Delaware

General Corporation Law, or the "DGCL." The following discussion compares the rights of holders of American Home common stock, Apex common stock and AHM Investment Corp. common stock, and summarizes the material differences between the current rights of American Home stockholders and Apex stockholders, respectively, and the rights those stockholders will have as stockholders of AHM Investment Corp. following the completion of the transactions.

    The following summary does not purport to be a complete statement of the provisions affecting, and differences between, the rights of holders of American Home common stock and Apex common stock, respectively, and those of holders of AHM Investment Corp. common stock. The identification of specific provisions or differences is not meant to indicate that other equally or more significant differences do not exist. This summary is qualified in its entirety by reference to the DGCL and the MGCL and by the governing corporate documents of American Home, Apex and AHM Investment Corp., to which stockholders are referred.

                   Comparison of Certain Charter and Bylaw Provisions and Provisions of Delaware and Maryland Law
          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

Authorized Capital Stock        American Home's certificate of    Apex's charter authorizes         AHM Investment Corp.'s charter
                                incorporation authorizes          issuance of up to 100,000,000     authorizes issuance of up to
                                issuance of up to 19,000,000      shares of Apex common stock,      100,000,000 shares of common
                                shares of American Home common    $0.01 par value per share, and    stock, $0.01 par value per
                                stock, $0.01 par value per        50,000,000 shares of preferred    share, and 10,000,000 shares of
                                share, and 1,000,000 shares of    stock, $0.01 par value per        preferred stock, $0.01 par
                                preferred stock, $1.00 par        share, which may be issued in     value per share, which may be
                                value per share.  As of           one or more separate classes.     issued in one or more separate
                                [ ], 2003, [ ] shares             As of [ ], 2003, [ ]              classes.  As of [ ], 2003,
                                of the American Home's common     shares of Apex's common stock,    ten shares of AHM Investment
                                stock, $0.01 par value, were      $0.01 par value, were             Corp.'s common stock, $0.01 par
                                outstanding.  As of [ ],          outstanding.  As of [ ],          value, were outstanding and no
                                2003, no shares of American       2003 no shares of Apex's          shares of AHM Investment
                                Home's preferred stock were       preferred stock were issued or    Corp.'s preferred stock were
                                issued or outstanding.            outstanding.                      issued or outstanding.  As
                                                                                                    permitted by Maryland law, the
                                                                                                    board of directors of AHM
                                                                                                    Investment Corp. has the power,
                                                                                                    under its charter, to amend the
                                                                                                    charter, without stockholder
                                                                                                    approval, to increase or
                                                                                                    decrease the aggregate number
                                                                                                    of authorized shares of stock
                                                                                                    or the number of authorized
                                                                                                    shares of stock of any class.

Voting Rights                   The certificate of                The charter provides that each    The charter provides that each
                                incorporation provides that       outstanding share of common       outstanding share of common
                                each stockholder represented      stock is entitled to one vote     stock is entitled to one vote
                                at a meeting of stockholders      on all actions to be taken by     on all actions to be taken by
                                can cast one vote for each        the holders of common stock.      the holders of common stock.
                                share of capital stock.           Shares of preferred stock will    Shares of preferred stock will
                                Shares of preferred stock will    have such voting rights, if       have such voting rights, if
                                have such voting rights as may    any, as may be determined by      any, as may be determined by
                                be determined by the board of     the board of directors at the     the board of directors at the
                                directors at the time such        time such shares of preferred     time such shares of preferred
                                shares of preferred stock are     stock are classified and          stock are classified and
                                classified and authorized for     authorized for issuance as a      authorized for issuance as a
                                issuance.  In addition, under     separate class.  Under            separate class. Under Maryland
                                Delaware law, holders of a        Maryland law, if so provided      law, if so provided for in the
                                class of stock are entitled to    for in the terms of any class     terms of any class or series of
                                vote as a class on any            or series of stock,               stock, stockholders may be
                                amendment to the certificate      stockholders may be denied all    denied all voting rights.
                                of incorporation if the           voting rights.
                                amendment would change the
                                aggregate number of shares or
                                par value or adversely affect
                                the powers or special rights
                                of the class, whether or not
                                the certificate of
                                incorporation so provides.

Dividends                       Subject to applicable law, the    Subject to applicable law, the    Subject to applicable law, the
                                board may declare dividends.      board may declare and pay         board may declare and pay
                                The DGCL, Section 170(a),         dividends.  Section 2-309 of      dividends.  Section 2-309 of
                                provides that dividends may be    the MGCL allows for payment of    the MGCL allows for payment of
                                declared from the corporation's   dividends.  However, under        dividends.  However, under

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                surplus, or, if there is no       Section 2-311 of the MGCL,        Section 2-311 of the MGCL,
                                surplus, from its net profits     dividends may not be paid if,     dividends may not be paid if,
                                for the fiscal year in which      after giving effect to such       after giving effect to such
                                the dividend is declared and      dividends:  (i) the               dividends:  (i) the corporation
                                the preceding fiscal year.        corporation would not be able     would not be able to pay its
                                Dividends may not be declared,    to pay its indebtedness in the    indebtedness in the usual
                                however, if the corporation's     usual course of business; or      course of business; or (ii) the
                                capital has been diminished to    (ii) the corporation's total      corporation's total assets
                                an amount less than the           assets would be less than the     would be less than the sum of
                                aggregate amount of all           sum of its total liabilities      its total liabilities plus,
                                capital represented by the        plus, unless the charter          unless the charter permits
                                issued and outstanding stock      permits otherwise (including      otherwise (including in
                                of all classes having a           in articles supplementary         articles supplementary
                                preference upon the               classifying the terms of any      classifying the terms of any
                                distribution of assets.           class or series of stock), the    class or series of stock), the
                                                                  amount that would be needed,      amount that would be needed, if
                                                                  if the corporation were to be     the corporation were to be
                                                                  dissolved at the time of the      dissolved at the time of the
                                                                  distribution, to satisfy the      distribution, to satisfy the
                                                                  preferential rights upon          preferential rights upon
                                                                  dissolution of stockholders       dissolution of stockholders
                                                                  whose preferential rights on      whose preferential rights on
                                                                  dissolution are superior to       dissolution are superior to
                                                                  those receiving the               those receiving the
                                                                  distribution.                     distribution.

Liquidation                     The certificate of                The charter provides that, in     The charter provides that, in
                                incorporation provides that in    the event of liquidation,         the event of liquidation,
                                the event of the liquidation,     dissolution or winding up of      dissolution or winding up of
                                dissolution or winding up of      Apex, holders of common stock     AHM Investment Corp., holders
                                the affairs of American Home,     are entitled, subject to          of common stock are entitled,
                                subject to any preferential       payment of debts and other        subject to payment of debts and
                                rights of holders of preferred    liabilities of Apex and           other liabilities of AHM
                                stock, holders of outstanding     subject to any classified or      Investment Corp. and subject to
                                shares of common stock are        reclassified stock having a       any classified or reclassified
                                entitled to share ratably in      preference on distributions,      stock having a preference on
                                all remaining assets after        to share ratably in the           distributions, to share ratably
                                payment of all debts and other    remaining net assets of Apex.     in the remaining net assets of
                                liabilities of American Home.                                       AHM Investment Corp.

Classification of Stock                      N/A.                 The charter provides that the     The charter provides that the
                                                                  board of directors has the        board of directors has the
                                                                  power to classify and             power to classify and
                                                                  reclassify any of the unissued    reclassify any of the unissued
                                                                  shares of capital stock into a    shares of capital stock into a
                                                                  class or classes of preferred     class or series, or classes or
                                                                  stock or other type of stock.     series, of preferred stock or
                                                                                                    other type of stock.

Number of Directors             The certificate of                The charter and bylaws provide    The charter and bylaws provide
                                incorporation provides that       that the number of directors      that there will be between three
                                there shall be not less than      will be set by the board of       and twelve directors, the exact
                                three or more than twelve         directors, but will be at         number of which will be fixed
                                directors.  The number of         least seven directors.            based on a resolution passed by
                                directors is determined by a                                        a majority of the entire board
                                resolution passed by a                                              of directors.
                                majority of the whole board.

Removal of Directors            The certificate of                The charter provides that any     The charter provides that any
                                incorporation provides that       director may be removed with      director may be removed only
                                any or all of the directors       or without cause by the           for cause and only by the
                                may be removed at

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                any time only for cause and       affirmative vote of               affirmative vote of
                                only by the affirmative vote      stockholders holding not less     stockholders holding not less
                                of the holders of at least a      than two-thirds (66 2/3%) of      than two-thirds (66 2/3%) of all
                                majority of the voting power      all votes entitled to be cast     votes entitled to be cast
                                of American Home's then           for the election of directors.    generally for the election of
                                outstanding capital stock                                           directors.
                                entitled to vote generally in
                                the election of directors.

Vacancies on the Board of       The certificate of                The charter and bylaws provide    The charter and bylaws provide
Directors                       incorporation provides that a     that, except in the case of a     that (except as otherwise
                                vacancy on the board may be       vacancy on the board among the    provided for or fixed pursuant
                                filled by the affirmative vote    directors elected by a class      to the rights of holders of
                                of a majority of the remaining    of equity shares other than       preferred stock to elect
                                directors, even if a quorum of    the common share, any vacancy     directors) a vacancy on the
                                the board is not present, or      on the board of directors may     board that occurs or is created
                                by the sole director.  The        be filled by the affirmative      may be filled by the
                                appointed director will serve     vote of the remaining             affirmative vote of a majority
                                for the remainder of the term     directors (except that a          of the remaining directors,
                                of the class of directors in      vacancy which results from an     even though less than a quorum,
                                which the vacancy occurred.       increase in the number of         by the board of directors.  A
                                                                  directors may be filled by a      director elected by the board
                                                                  majority of the entire board),    of directors to fill a vacancy
                                                                  and, in the case of a vacancy     will serve until the next
                                                                  resulting from the removal of     annual meeting of stockholders
                                                                  a director, by the                and until such director's
                                                                  stockholders by the vote of a     successor is elected.  A
                                                                  majority of the votes entitled    director elected by the
                                                                  to be cast in the election of     stockholders to fill a vacancy
                                                                  directors.                        which results from the removal
                                                                                                    of a director will serve for
                                                                  The vacancy for any reason of     the remainder of the term of
                                                                  any independent director must     the director so removed.  When
                                                                  be filled by a majority vote      a vacancy is created as a
                                                                  of the remaining members of       result of the resignation of a
                                                                  the board of directors,           director from the board of
                                                                  including a majority vote of      directors, and the resignation
                                                                  the remaining independent         is not effective until a future
                                                                  directors.                        date, the resigning director
                                                                                                    will not have the power to vote
                                                                  A director elected by the         to fill the vacancy.
                                                                  board of directors to fill a
                                                                  vacancy will be elected to
                                                                  hold office until the next
                                                                  annual meeting of stockholders
                                                                  or until his or her successor
                                                                  is elected and qualified.

Notice of Stockholder           The bylaws provide for the        The bylaws allow stockholders     The bylaws allow stockholders
Nominations of Directors and    nomination of directors by        to submit director nominations    to submit director nominations
Stockholder Proposals           stockholders entitled to vote     and stockholders proposals.       and stockholders proposals.
                                at the meeting.  A stockholder
                                must give timely notice of        For business to be properly       For nominations or business to
                                nomination.  To be timely, a      brought before an annual          be properly brought before an
                                stockholder must give notice      meeting by a stockholder, the     annual meeting by a
                                to the secretary of American      stockholder must have given       stockholder, the stockholder
                                Home not less than 60 days nor    timely notice thereof in          must have given timely notice
                                more than 90 days prior to the    writing to the secretary of       in writing to the secretary of
                                anniversary date of the           Apex.  To be timely, a            AHM Investment Corp.  To be
                                immediately preceding annual      stockholder's notice must be      timely, a stockholder's notice
                                meeting of stockholders.  In      delivered to or mailed and        must be delivered to the
                                the event that the annual         received at the principal         secretary at the principal
                                meeting                           executive offices of Apex, not

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                is called for a date that is      less than 60 days nor more        executive offices of AHM
                                not within 30 days before or      than 90 days prior to the         Investment Corp. not less than
                                after such anniversary date,      meeting; provided, however,       90 days nor more than 120 days
                                notice by the stockholder must    that in the event that less       prior to the first anniversary
                                be received not later than the    than 70 days' notice or prior     of the preceding year's annual
                                close of business on the tenth    public disclosure of the date     meeting.  However in the event
                                day following the day on which    of the meeting is given or        that the date of the annual
                                such notice of the date of the    made to stockholders, notice      meeting is advanced by more
                                annual meeting was mailed or      by the stockholder must be        than 30 days or delayed by more
                                made public, whichever occurs     received no later than the        than 60 days from the
                                first.  In the case of a          close of business on the tenth    anniversary date, notice by the
                                special meeting of                day following the day on which    stockholder to be timely must
                                stockholders called by            notice of the date of the         be no earlier than 120 days
                                American Home for the purpose     annual meeting was mailed or      prior to such annual meeting
                                of electing directors, notice     such public disclosure was        and not later than the close of
                                must be delivered or mailed       made. A stockholder's notice      business on the later of the
                                not later than the close of       to the secretary shall set        90th day prior to such annual
                                business on the tenth day         forth as to each matter the       meeting or the tenth day
                                following the day on which        stockholder proposes to bring     following the day on which
                                notice of the date of the         before the annual meeting:        public announcement of the date
                                special meeting was mailed or     (a) a brief description of the    of such meeting is first made
                                made public, whichever occurs     business desired to be brought    by the Corporation.
                                first.  Notice to the             before the annual meeting and
                                secretary must include the        the reasons for conducting        Such stockholder's notice must
                                following information about       such business at the annual       set forth:
                                the nominee:  (1) the name,       meeting; (b) the name and
                                age, business address and         address, as they appear on        (i) all information, relating
                                residence address; (2) the        Apex's books; of the              to each person whom the
                                principal occupation or           stockholder proposing such        stockholder proposes to
                                employment; (3) the class or      business; (c) the class and       nominate for election, that is
                                series and number of shares of    number of shares of Apex that     required to be disclosed in
                                capital stock of American Home    are beneficially owned by the     solicitations of proxies for
                                owned of record or                stockholder; and (d) any          election of directors in an
                                beneficially; and (4) any         material interest of the          election contest, or is
                                other information relating to     stockholder in such business.     otherwise required, in each
                                the nominee required to be                                          case pursuant to Regulation 14A
                                disclosed in a proxy statement    Nominations of persons for        under the Securities Exchange
                                in connection with                election to the board of          Act of 1934, as amended;
                                solicitations of proxies for      directors of Apex may be made
                                election of directors under       at an annual meeting of           (ii) as to any other business
                                Section 14 of the Securities      stockholders by or at the         that the stockholder proposes
                                Exchange Act of 1934, as          direction of the board of         to bring before the meeting, a
                                amended, or the rules and         directors or by any               brief description of the
                                regulations promulgated           stockholder of the corporation    business desired to be brought
                                thereunder.  Notice must also     entitled to vote for the          before the meeting, the reasons
                                include the following             election of directors at the      for conducting such business at
                                information about the             meeting who complies with the     the meeting and any material
                                stockholder providing such        notice provisions.  Such          interest in such business of
                                notice:  (1) the name and         nominations must be made          such stockholder and of the
                                record address; (2) the class     pursuant to timely notice in      beneficial owner, if any, on
                                or series and number of shares    writing to the secretary of       whose behalf the proposal is
                                of capital stock of American      Apex.  To be timely, a            made; and
                                Home owned of record or           stockholder's notice shall be
                                beneficially; (3) a               delivered to or mailed and        (iii) as to the stockholder
                                description of all                received at the principal         giving the notice and the
                                arrangements or understandings    executive offices of the          beneficial owner, if any, on
                                between the stockholder and       Corporation not less than 60      whose behalf the nomination or
                                nominee pursuant to which the     days nor more than 90 days        proposal is made, (x) the name
                                nomination is made; (4) a         prior to the meeting;             and address of such
                                representation that such          provided, however, that in the
                                stockholder intends to appear     event that less than 70 days'
                                                                  notice or

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                in person or by proxy to make     prior public disclosure of the    stockholder, as they appear on
                                the nomination; and (5) any       date of the meeting is given      the Corporation's books, and of
                                other information relating to     or made to stockholders,          such beneficial owner and
                                the stockholder required to be    notice of the stockholder to      (y) the class and number of
                                disclosed in a proxy statement    be timely must be received not    shares of stock of the
                                in connection with                later than the close of           Corporation which are owned
                                solicitations of proxies for      business on the tenth day         beneficially by the stockholder
                                election of directors under       following the day on which        and such beneficial owner.
                                Section 14 of the Securities      such notice of the date of the
                                Exchange Act of 1934, as          meeting was mailed or such
                                amended, or the rules and         public disclosure was made.
                                regulations promulgated           Such stockholder's notice
                                thereunder.                       shall set forth:  (a) as to
                                                                  each person whom the
                                Stockholder proposals for any     stockholder proposes to
                                new business to be taken up at    nominate for election or
                                any annual meeting must meet      reelection as a Director,
                                the same timing requirements      (i) the name, age, business
                                as stockholder nominations.       address and residence address
                                In the case of stockholder        of such person, (ii) the
                                proposals, American Home's        principal occupation or
                                bylaws provide that notice to     employment of such person,
                                the secretary must include:       (iii) the class and number of
                                (1) a brief description of the    shares of the Corporation
                                business desired to be brought    which are beneficially owned
                                before the meeting and the        by such person and (iv) any
                                reasons for conducting such       other information relating to
                                business at the meeting; (2)      such person that is required
                                the name and record address of    to be disclosed in
                                such stockholder; (3) the         solicitation of proxies for
                                class or series and number of     election of directors, or as
                                shares of capital stock of        otherwise required, in each
                                American Home which are owned     case pursuant to Regulation
                                beneficially or of record by      14A under the Securities
                                such stockholder; (4) a           Exchange Act of 1934, as
                                description of all                amended; and (b) as to the
                                arrangements or understandings    stockholder giving the notice
                                between such stockholder and      (i) the name and address, as
                                any other person in connection    they appear on the
                                with the proposal of such         Corporation's books, of such
                                business by such stockholder      stockholder and (ii) the class
                                and any material interest of      and number of shares of the
                                such stockholder in such          Corporation that are
                                business; and (5) a               beneficially owned by such
                                representation that such          stockholder.
                                stockholder intends to appear
                                in person or by proxy at the
                                meeting to bring such business
                                before the meeting.

Special Meetings                The certificate of                The bylaws provide that the       The bylaws provide that the
                                incorporation and bylaws          President, the Chairman of the    President or the Chairman of
                                provide that special meetings     Board of Directors, a majority    the Board of Directors, or a
                                of stockholders may be called     of the Directors or a majority    majority of the board, or a
                                by the chairman of the board      of the Independent Directors      duly authorized committee of
                                or the president, and must be     may call special meetings of      the board of directors, may
                                called at the written request     the stockholders.  Special        call a special meeting of the
                                of a majority of the entire       meetings of stockholders also     stockholders.  Special meetings
                                board of directors.  American     shall be called by the            of stockholders shall only be
                                Home stockholders do not have     secretary upon the written        called by the secretary upon
                                the right to call a special       request of the holders of         the written request of the
                                meeting or to require             shares of stock

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                that American Home's board of     entitled to cast not less than    stockholders entitled to cast
                                directors call such a meeting.    fifty percent (50%) of all the    not less than a majority of all
                                                                  votes entitled to be cast at      the votes entitled to be cast
                                                                  such meeting.  Such request       at such meeting.  Such requests
                                                                  shall state the purpose of        shall state the purpose of such
                                                                  such meeting and the matters      meeting and the matters
                                                                  proposed to be acted on at        proposed to be acted on at such
                                                                  such meeting.  The                meeting, shall be signed by one
                                                                  stockholders are responsible      or more stockholders of record,
                                                                  for paying the costs of           shall bear the date of
                                                                  preparing and mailing notice      signature of each such
                                                                  of the meeting.                   stockholder and shall set forth
                                                                                                    all information relating to
                                                                  At a special meeting of the       each such stockholder that must
                                                                  stockholders, only such           be disclosed in solicitations
                                                                  business shall be conducted as    of proxies for election of
                                                                  has been properly brought         directors in an election
                                                                  before the meeting.  (See row     contest, or is otherwise
                                                                  above, entitled "Notice of        required, in each case pursuant
                                                                  Stockholder Nominations of        to Regulation 14A under the
                                                                  Directors and Stockholder         Securities and Exchange Act of
                                                                  Proposals").                      1934, as amended, and Rule
                                                                                                    14a-11 thereunder.

Election of Directors           The bylaws provide that the       The bylaws provide that a         The bylaws provide that a
                                directors are elected by a        plurality of all votes cast at    plurality of all the votes cast
                                plurality of the votes cast at    a meeting of stockholders and     at a meeting of stockholders at
                                the annual meetings of            at which a quorum is present      which a quorum is present is
                                stockholders, and each            is sufficient to elect a          sufficient to elect a
                                director so elected holds         director.  There is no            director.  There is no
                                office until the next annual      cumulative voting.                cumulative voting.
                                meeting and until his
                                successor is elected and
                                qualified, or until his
                                earlier resignation or
                                removal.  There is no
                                cumulative voting.

Limitations on Director         The certificate of                The charter provides for the      The charter provides for the
Liability                       incorporation provides for the    elimination of personal           elimination of personal
                                elimination of personal           liability for directors and       liability for directors and
                                liability for directors to the    officers to the fullest extent    officers to the fullest extent
                                fullest extent possible under     possible under applicable         possible under applicable law.
                                Section 102(b)(7) of the          law.  Under applicable law, by    Under applicable law, by virtue
                                DGCL.  Under that section, a      virtue of such charter            of such charter provision, a
                                director of American Home will    provision, a director or          director or officer of AHM
                                have no personal liability to     officer of Apex will have no      Investment Corp. will have no
                                American Home or its              personal liability to Apex or     personal liability to AHM
                                stockholders for monetary         its stockholders for monetary     Investment Corp. or its
                                damages for breach of             damages except:                   stockholders for monetary
                                fiduciary duty as a director,                                       damages except:
                                except for (i) any breach of      --to the extent that it is
                                the director's duty of loyalty    proved that the director or       --to the extent that it is
                                to the corporation or its         officer actually received an      proved that the director or
                                stockholders, (ii) acts or        improper benefit or profit in     officer actually received an
                                omissions not in good faith or    money, property or services       improper benefit or profit in
                                that involve intentional          for the amount of the benefit     money, property or services for
                                misconduct or a knowing           or profit in money, property      the amount of the benefit or
                                violation of law, (iii) the       or services actually received;    profit in money, property or
                                payment of certain unlawful       or                                services actually received; or
                                dividends and the making of
                                certain unlawful stock            --to the extent that a            --to the extent that a judgment
                                purchases or redemptions, or      judgment or other adjudication
                                (4) any                           adverse to the director or
                                                                  officer is

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                transaction from which the        entered in a proceeding based     or other adjudication adverse
                                director derived an improper      on a finding in the proceeding    to the director or officer is
                                personal benefit.                 that the director's or            entered in a proceeding based
                                                                  officer's action, or failure      on a finding in the proceeding
                                                                  to act, was the result of         that the director's or
                                                                  active and deliberate             officer's action, or failure to
                                                                  dishonesty and was material to    act, was the result of active
                                                                  the cause of action               and deliberate dishonesty and
                                                                  adjudicated in the proceeding.    was material to the cause of
                                                                                                    action adjudicated in the
                                                                                                    proceeding.

Indemnification                 The certificate of                The charter provides that Apex    The charter provides that AHM
                                incorporation provides that       will indemnify its officers,      Investment Corp. will indemnify
                                American Home will indemnify      directors, employees, and         its officers and directors to
                                its officers, directors,          agents to the fullest extent      the fullest extent permitted by
                                employees, and agents to the      permitted by applicable law.      applicable law and will
                                fullest extent permitted by                                         indemnify its employees and
                                Section 145 of the DGCL.          The MGCL allows corporations      agents to such extent as shall
                                American Home's bylaws state,     to indemnify any person who       be authorized by the board of
                                generally, that American Home     was or is a party or is           directors of AHM Investment
                                shall indemnify such persons      threatened to be made a party     Corp. or its bylaws and
                                if they acted in good faith,      to any threatened, pending or     permitted by law.
                                reasonably believed their         completed action or suit or
                                actions to be in or not           proceeding, whether civil,        The MGCL allows corporations to
                                opposed to the best interests     criminal, administrative or       indemnify any person who was or
                                of American Home, and in a        investigative, by reason of       is a party or is threatened to
                                criminal proceeding had no        the fact that he or she is or     be made a party to any
                                reasonable cause to believe       was a director, officer,          threatened, pending or
                                their conduct was unlawful.       employee or agent of the          completed action or suit or
                                Under Section 145 of the DGCL     corporation or is or was          proceeding, whether civil,
                                as currently in effect, other     serving at the request of the     criminal, administrative or
                                than in actions brought by or     corporation as a director,        investigative, by reason of the
                                in the right of American Home,    officer, employee, partner,       fact that he or she is or was a
                                such indemnification would        trustee, or agent of another      director, officer, employee or
                                apply if it were determined in    foreign or domestic               agent of the corporation or is
                                the specific case that the        corporation, partnership,         or was serving at the request
                                proposed indemnitee acted in      joint venture, trust, other       of the corporation as a
                                good faith and in a manner        enterprise, unless it is          director, officer, employee,
                                such person reasonably            established that:                 partner, trustee, or agent of
                                believed to be in or not                                            another foreign or domestic
                                opposed to the best interests     --the act or omission was         corporation, partnership, joint
                                of American Home and, with        material to the matter giving     venture, trust, other
                                respect to any criminal           rise to the proceeding and        enterprise, unless it is
                                proceeding, if such person had    either was committed in bad       established that:
                                no reasonable cause to believe    faith or was the result of
                                that the conduct was unlawful.    active and deliberate             --the act or omission was
                                                                  dishonesty;                       material to the matter giving
                                                                                                    rise to the proceeding and
                                                                  --the person actually received    either was committed in bad
                                                                  an improper personal benefit      faith or was the result of
                                                                  in money, property or             active and deliberate
                                                                  services; or                      dishonesty;

                                                                  --in the case of any criminal     --the person actually received
                                                                  proceeding, the person had        an improper personal benefit in
                                                                  reasonable cause to believe       money, property or services; or
                                                                  that the act or omission was
                                                                  unlawful.                         --in the case of any criminal
                                                                                                    proceeding, the person had
                                                                  Under the MGCL, indemnity may     reasonable cause to believe
                                                                  be provided against judgments,    that the act or omission was
                                                                  penalties, fines, settlements
                                                                  and reasonable

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  expenses actually incurred by     unlawful.
                                                                  the person in connection with
                                                                  the proceeding.  The              Under the MGCL, indemnity may
                                                                  indemnification may be            be provided against judgments,
                                                                  provided, however, only if        penalties, fines, settlements
                                                                  authorized for a specific         and reasonable expenses
                                                                  proceeding after a                actually incurred by the person
                                                                  determination has been made       in connection with the
                                                                  that indemnification is           proceeding.  The
                                                                  permissible in the                indemnification may be
                                                                  circumstances because the         provided, however, only if
                                                                  person met the applicable         authorized for a specific
                                                                  standard of conduct.  This        proceeding after a
                                                                  determination is required to      determination has been made
                                                                  be made:                          that indemnification is
                                                                                                    permissible in the
                                                                  --by the board of directors by    circumstances because the
                                                                  a majority vote of a quorum       person met the applicable
                                                                  consisting of directors not,      standard of conduct.  This
                                                                  at the time, parties to the       determination is required to be
                                                                  proceeding;                       made:

                                                                  --if a quorum cannot be           --by the board of directors by
                                                                  obtained, then by a majority      a majority vote of a quorum
                                                                  vote of a committee of the        consisting of directors not, at
                                                                  board consisting solely of two    the time, parties to the
                                                                  or more directors not, at the     proceeding;
                                                                  time, parties to the
                                                                  proceeding;                       --if a quorum cannot be
                                                                                                    obtained, then by a majority
                                                                  --by special legal counsel; or    vote of a committee of the
                                                                                                    board consisting solely of two
                                                                  --by the stockholders.            or more directors not, at the
                                                                                                    time, parties to the proceeding;
                                                                  If the proceeding is one by or
                                                                  in the right of the               --by special legal counsel; or
                                                                  corporation, indemnification
                                                                  may not be provided as to any     --by the stockholders.
                                                                  proceeding in which the person
                                                                  is found liable to the            If the proceeding is one by or
                                                                  corporation.                      in the right of the
                                                                                                    corporation, indemnification
                                                                  A Maryland corporation may        may not be provided as to any
                                                                  pay, before final disposition,    proceeding in which the person
                                                                  the expenses, including           is found liable to the
                                                                  attorneys' fees, incurred by a    corporation.
                                                                  director, officer, employee or
                                                                  agent in defending a              A Maryland corporation may pay,
                                                                  proceeding.  Under the MGCL,      before final disposition, the
                                                                  expenses may be advanced to a     expenses, including attorneys'
                                                                  director or officer when the      fees, incurred by a director,
                                                                  director or officer gives an      officer, employee or agent in
                                                                  undertaking to the corporation    defending a proceeding.  Under
                                                                  to repay the amounts advanced     the MGCL, expenses may be
                                                                  if it is ultimately determined    advanced to a director or
                                                                  that he or she is not entitled    officer when the director or
                                                                  to indemnification.  The MGCL     officer gives an undertaking to
                                                                  does not require that the         the corporation to repay the
                                                                  undertaking be secured and the    amounts advanced if it is
                                                                  undertaking may be accepted       ultimately determined
                                                                  without reference to the

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  financial ability of the          that he or she is not entitled
                                                                  director or officer to repay      to indemnification.  The MGCL
                                                                  the advance.  A Maryland          does not require that the
                                                                  corporation is required to        undertaking be secured and the
                                                                  indemnify any director who has    undertaking may be accepted
                                                                  been successful, on the merits    without reference to the
                                                                  or otherwise, in defense of a     financial ability of the
                                                                  proceeding for reasonable         director or officer to repay
                                                                  expenses incurred in              the advance.  A Maryland
                                                                  connection with the               corporation is required to
                                                                  proceeding.  The determination    indemnify any director who has
                                                                  as to reasonableness of           been successful, on the merits
                                                                  expenses is required to be        or otherwise, in defense of a
                                                                  made in the same manner as        proceeding for reasonable
                                                                  required for indemnification.     expenses incurred in connection
                                                                                                    with the proceeding.  The
                                                                  Under the MGCL, the               determination as to
                                                                  indemnification and               reasonableness of expenses is
                                                                  advancement of expenses           required to be made in the same
                                                                  provided by statute are not       manner as required for
                                                                  exclusive of any other rights     indemnification.
                                                                  to which a person seeking
                                                                  indemnification or advancement    Under the MGCL, the
                                                                  of expenses may be entitled       indemnification and advancement
                                                                  under any bylaw, agreement,       of expenses provided by statute
                                                                  vote of stockholders, vote of     are not exclusive of any other
                                                                  directors or otherwise.           rights to which a person
                                                                                                    seeking indemnification or
                                                                                                    advancement of expenses may be
                                                                                                    entitled under any bylaw,
                                                                                                    agreement, vote of
                                                                                                    stockholders, vote of directors
                                                                                                    or otherwise.

Separate Class Voting           The certificate of                The charter and bylaws permit     The charter and bylaws permit
                                incorporation provides that       the board of directors to set     the board of directors to set
                                the holders of any outstanding    voting rights for each class      voting rights for each class or
                                shares of common stock vote       or series of preferred stock.     series of preferred stock.  In
                                together as a single class on     In setting such voting rights,    setting such voting rights, the
                                all matters with respect to       the directors could provide       directors could provide that
                                which stockholders are            that any such series or class     any such series or class of
                                entitled to vote under            of preferred stock may have a     preferred stock may have a
                                applicable law, the               separate class vote on certain    separate class vote on certain
                                certificate of incorporation      matters.                          matters.
                                or the bylaws of American
                                Home, or upon which a vote of
                                stockholders is called for by
                                American Home.

Mergers, Share Exchanges and    Under the DGCL, Section           Under the MGCL, with limited      Under the MGCL, with limited
Sales of Assets                 251(c), the merger,               exceptions, a merger,             exceptions, a merger,
                                consolidation, or transfer of     consolidation, share exchange     consolidation, share exchange
                                assets proposed by the board      or transfer or all or             or transfer or all or
                                of directors must be approved     substantially all of the          substantially all of the assets
                                by the affirmative vote of a      assets of a corporation must      of a corporation must generally
                                majority of all the votes         generally be declared             be declared advisable by the
                                entitled to be cast on the        advisable by the board of         board of directors and approved
                                matter.                           directors and approved by the     by the stockholders by the
                                                                  stockholders by the               affirmative vote of two-thirds
                                                                  affirmative vote of two-thirds    of all votes entitled to be cast
                                                                  of all votes entitled to be
                                                                  cast

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------



                                                                  by the stockholders unless the    by the stockholders unless the
                                                                  charter contains a provision      charter contains a provision
                                                                  reducing the two-thirds           reducing the two-thirds
                                                                  supermajority stockholder vote    supermajority stockholder vote
                                                                  to a lesser proportion which      to a lesser proportion which
                                                                  cannot be less than a             cannot be less than a
                                                                  majority.  The Apex charter       majority.  The AHM Investment
                                                                  contains no such provision.       Corp. charter contains such a
                                                                  The terms established by the      provision and therefore any
                                                                  board of directors when           merger, consolidation, share
                                                                  classifying or reclassifying      exchange or transfer or all or
                                                                  shares of capital stock may       substantially all of the assets
                                                                  provide for special voting or     of AHM Investment Corp.
                                                                  approval rights with respect      requiring the vote of the
                                                                  to such matters by one or more    stockholders will require
                                                                  separate classes or series of     approval by the stockholders of
                                                                  stock.  In addition, when a       AHM Investment Corp. by only a
                                                                  Maryland corporation is to be     majority of all votes entitled
                                                                  the successor in a merger or      to be cast on the matter.  The
                                                                  share exchange, or the            terms established by the board
                                                                  transferee of assets of           of directors when classifying
                                                                  another, approval by the          or reclassifying shares of
                                                                  stockholders of the successor     capital stock may provide for
                                                                  or transferee is not required     special voting or approval
                                                                  absent, in the case of a          rights with respect to such
                                                                  merger, any change in the         matters.  In addition, when a
                                                                  terms of the outstanding stock    Maryland corporation is to be
                                                                  or an increase in the number      the successor in a merger or
                                                                  of outstanding shares of any      share exchange, or the
                                                                  class by more than 20%.           transferee of assets of
                                                                                                    another, approval by the
                                                                                                    stockholders of the successor
                                                                                                    or transferee is not required
                                                                                                    absent, in the case of a
                                                                                                    merger, any change in the terms
                                                                                                    of the outstanding stock or an
                                                                                                    increase in the number of
                                                                                                    outstanding shares of any class
                                                                                                    by more than 20%.

Amendments to Certificate of    The DGCL generally provides       The charter provides that it      The charter provides that
Incorporation/                  that the approval of a            can be amended with the           pursuant to the MGCL, Section
Charter                         corporation's board of            affirmative vote of a majority    2-105(a)(12), the board of
                                directors and the affirmative     of all votes entitled to be       directors, with the approval of
                                vote of a majority of all         cast by the stockholders of       a majority of the directors may
                                shares entitled to vote and       the corporation on the matter     amend the charter to increase
                                the shares of each class of       after authorization, approval     or decrease the aggregate
                                stock entitled to vote as a       or advice by the board of         number of shares of stock of
                                class is required to amend a      directors, except that            AHM Investment Corp. or the
                                corporation's certificate of      amendments to certain             number of shares of stock of
                                incorporation, unless the         enumerated provisions of the      any class that AHM Investment
                                certificate specifies a           charter require approval by       Corp. has authority to issue.
                                greater voting requirement.       the stockholders by the           In all other situations with
                                American Home's certificate of    affirmative vote of two-thirds    respect to amending the charter
                                incorporation does not specify    of all votes entitled to be       and subject to any special
                                a greater voting requirement.     cast on the matter.               voting rights of any class or
                                If any such amendment would                                         series of preferred stock, the
                                adversely affect the rights of                                      affirmative vote of a majority
                                any holders of shares of any                                        of all votes entitled to
                                class or series,

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                under the DGCL, the vote of                                         be cast by the stockholders of
                                the holders of a majority of                                        AHM Investment Corp. on the
                                outstanding shares of that                                          matter is required following
                                class or series, voting as a                                        approval by the board of
                                separate class, is also                                             directors.
                                necessary to authorize such
                                amendment.

Amendments to Bylaws            The certificate of                The bylaws provide that the       The bylaws provide that the
                                incorporation provides that       board of directors has the        board of directors, by the
                                the board of directors has the    exclusive power to alter,         affirmative vote of at least a
                                power to adopt, alter, amend      modify or repeal any bylaws of    majority of the entire board,
                                or repeal the bylaws by the       Apex and to make new bylaws       shall have the exclusive power
                                affirmative vote of at least a    not inconsistent with Apex's      to adopt, alter, amend, modify
                                majority of the entire board.     charter and applicable law,       or repeal any provisions of the
                                Stockholders may not adopt,       except for situations             bylaws.
                                alter, amend or repeal the        enumerated in the bylaws in
                                bylaws except upon the            which case the approval of a
                                affirmative vote of not less      majority of the stockholders
                                than 50% of the outstanding       is required.
                                stock entitled to vote.

Voting on Certain Interested    Neither the certificate of        Section 4 of Article VII of       Section 4 of Article VII of the
Transactions                    incorporation nor the bylaws      the charter and Section 2-419     charter and Section 2-419 of
                                contain any special provisions    of the MGCL provide that no       the MGCL provide that no
                                with regard to voting on          contract or other transaction     contract or other transaction
                                transactions with certain         between Apex and any of its       between AHM Investment Corp.
                                interested parties.               directors or with any entity      and any of its directors or
                                                                  in which any of its directors     with any entity in which any of
                                Under the DGCL, no contract or    is a director or has a            its directors is a director or
                                transaction between a             material financial interest       has a material financial
                                corporation and any of its        will be void or voidable          interest will be void or
                                directors or with any entity      solely because of the common      voidable solely because of the
                                in which any of its directors     directorship or interest          common directorship or interest
                                is a director or has a            (i) if the fact of the common     (i) if the fact of the common
                                material financial interest       directorship or interest is       directorship or interest is
                                will be void or voidable          disclosed or known to the         disclosed or known to the board
                                solely because of the common      board of directors and the        of directors and the board of
                                directorship or interest if       board of directors approves       directors approves the contract
                                the fact of the common            the contract or transaction by    or transaction by the
                                directorship or interest is       the affirmative vote of a         affirmative vote of a majority
                                disclosed or known to the         majority of disinterested         of disinterested directors,
                                board of directors and the        directors, even if the            even if the disinterested
                                board of directors in good        disinterested directors           directors constitute less than
                                faith authorizes the contract     constitute less than a quorum,    a quorum, or (ii) if the fact
                                or transaction by the             or (ii) if the fact of the        of the common directorship or
                                affirmative vote of a majority    common directorship or            interest is disclosed to the
                                of the disinterested              interest is disclosed to the      stockholders entitled to vote
                                directors, even if the            stockholders entitled to vote     and the contract or transaction
                                disinterested directors           and the contract or               is approved by a majority of
                                constitute less than a quorum,    transaction is approved by a      the votes cast by the
                                or if the fact of the common      majority of the votes cast by     stockholders entitled to vote
                                directorship or interest is       the stockholders entitled to      other than the votes of shares
                                disclosed or is known to the      vote other than the votes of      owned of record or beneficially
                                stockholders entitled to vote     shares owned of record or         by the interested director or
                                thereon, and the contract or      beneficially by the interested    the corporation or other entity
                                transaction is specifically       director or the corporation or    in which the interested
                                approved in good faith by vote    other entity in which the         director is a director or has a
                                of the stockholders, or is the    interested director is a          material financial interest, or
                                contract or transaction is        director or has a material        (iii) if the subject
                                fair to the corporation.          financial interest, or (iii)      transaction is fair and
                                                                  if the subject transaction is     reasonable to AHM Investment
                                                                  fair and reasonable to Apex.

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                                                    Corp.

Standard Conduct of Directors   Under Delaware law, the           Under Maryland law, the           Under Maryland law, the
                                standards of conduct for          standard of conduct for           standard of conduct for
                                directors have developed          directors is governed by          directors is governed by
                                through written opinions of       statute. Section 2-405.1(a) of    statute. Section 2-405.1(a) of
                                Delaware courts.  Generally,      the MGCL requires that a          the MGCL requires that a
                                directors of Delaware             director of a Maryland            director of a Maryland
                                corporations are subject to a     corporation perform his or her    corporation perform his or her
                                duty of loyalty and a duty of     duties:                           duties:
                                care. The duty of loyalty has
                                been said to require directors    -- in good faith;                 -- in good faith;
                                to refrain from self-dealing
                                and the duty of care requires     -- in a manner he or she          -- in a manner he or she
                                directors in managing the         reasonably believes to be in      reasonably believes to be in
                                corporate affairs to use that     the best interests of the         the best interests of the
                                amount of care which              corporation; and                  corporation; and
                                ordinarily careful and prudent
                                persons would use in similar      --with the care of an             --with the care of an
                                circumstances. In general,        ordinarily prudent person in a    ordinarily prudent person in a
                                gross negligence has been         like position under similar       like position under similar
                                established as the test for       circumstances.                    circumstances.
                                breach of the standard for the
                                duty of care in the process of    Section 2-405.1 of the MGCL       Section 2-405.1 of the MGCL was
                                decision-making by directors      was recently amended to           recently amended to provide
                                of Delaware corporations. When    provide that an act of            that an act of director is
                                directors act consistently        director is presumed to           presumed to satisfy the
                                with their duties of loyalty      satisfy the statutory standard    statutory standard of conduct
                                and care, their decisions         of conduct and an act of a        and an act of a director
                                generally are presumed to be      director relating to or           relating to or affecting an
                                valid under the business          affecting an acquisition or       acquisition or potential
                                judgment rule.                    potential acquisition of          acquisition of control may not
                                                                  control may not be subject to     be subject to a higher duty or
                                                                  a higher duty or greater          greater scrutiny than is
                                                                  scrutiny than is applied to       applied to any other act of a
                                                                  any other act of a director.      director. Section 2-405.1 now
                                                                  Section 2-405.1 now provides,     provides, among other things,
                                                                  among other things, that the      that the duty of directors does
                                                                  duty of directors does not        not require them to:
                                                                  require them to:
                                                                                                    --accept, recommend or respond
                                                                  --accept, recommend or respond    on behalf of the corporation to
                                                                  on behalf of the corporation      any proposal by an "acquiring
                                                                  to any proposal by an             person";- authorize the
                                                                  "acquiring person";- authorize    corporation to redeem any
                                                                  the corporation to redeem any     rights under, modify or render
                                                                  rights under, modify or render    inapplicable, a stockholder
                                                                  inapplicable, a stockholder       rights plan; or
                                                                  rights plan; or
                                                                                                    --act or fail to act solely
                                                                  --act or fail to act solely       because of:
                                                                  because of:
                                                                                                    (1) the effect the act or
                                                                    (1) the effect the act or       failure to act may have on an
                                                                  failure to act may have on an     acquisition or  potential
                                                                  acquisition or  potential         acquisition of control of the
                                                                  acquisition of control of the     corporation; or
                                                                  corporation; or
                                                                                                    (2) the amount or type of any
                                                                    (2) the amount or type of       consideration that may be
                                                                  any consideration that may be

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  offered or paid to                offered or paid to stockholders
                                                                  stockholders in an acquisition.   in an acquisition.

Stockholder Inspection          Under Delaware law, any           Pursuant to the MGCL, one or      Pursuant to the MGCL, one or
Rights; Stockholder Lists       stockholder, in person or by      more persons who have been a      more persons who have been a
                                attorney or other agent, may,     stockholder of a Maryland         stockholder of a Maryland
                                upon written demand given         corporation for at least six      corporation for at least six
                                under oath and stating the        months and in total hold at       months and in total hold at
                                purpose thereof, inspect for      least 5% percent of the           least 5% percent of the
                                any proper purpose American       outstanding stock of any class    outstanding stock of any class
                                Home's stock ledger, a list of    may request a statement of the    may request a statement of the
                                its stockholders and its other    corporation's current assets      corporation's current assets
                                books and records. A proper       and liabilities and may           and liabilities and may inspect
                                purpose is a purpose              inspect and copy the              and copy the corporation's
                                reasonably related to such        corporation's books of account    books of account and stock
                                person's interest as a            and stock ledger.                 ledger.
                                stockholder. A complete list
                                of stockholders entitled to
                                vote at any meeting of
                                stockholders must be open to
                                the examination of any
                                stockholder, for any purpose
                                germane to the meeting, for a
                                period of at least ten days
                                prior to the meeting. The list
                                must also be kept at the place
                                of the meeting during the
                                whole time thereof and may be
                                inspected by any stockholder
                                who is present.

Stockholder Rights Plan         American Home does not have a     On June 30, 1999, the Apex        AHM Investment Corp. currently
                                stockholder rights plan in        board of directors adopted the    does not have a stockholder
                                place.                            Apex stockholder rights plan      rights plan in place.
                                                                  and issued, as a dividend, one
                                                                  preferred stock purchase right
                                                                  for each outstanding share of
                                                                  Apex common stock. One Apex
                                                                  purchase right has also been
                                                                  issued with respect to each
                                                                  share of Apex common stock
                                                                  issued since the date of that
                                                                  dividend. On July 15, 2003
                                                                  Apex amended the plan.

                                                                  Each Apex purchase right
                                                                  entitles the holder to
                                                                  purchase from Apex one
                                                                  one-hundredth of a share of
                                                                  Apex's Series A Junior
                                                                  Participating Preferred Stock,
                                                                  par value $0.01, at a price of
                                                                  $50.00, subject to adjustment,
                                                                  or, under the circumstances
                                                                  described below, shares of
                                                                  Apex common stock or common
                                                                  stock of a third party. The
                                                                  Apex purchase rights will be
                                                                  exercisable after the earlier
                                                                  of:

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  --ten business days following
                                                                  public announcement that a
                                                                  person or group of affiliated
                                                                  or associated persons has
                                                                  acquired, or obtained the
                                                                  right to acquire, beneficial
                                                                  ownership of 15% or more of
                                                                  the outstanding shares of Apex
                                                                  common stock, other than as a
                                                                  result of repurchases by Apex
                                                                  or certain inadvertent
                                                                  actions; or

                                                                  --ten business days following
                                                                  the commencement of a tender
                                                                  offer or exchange offer that
                                                                  would result in a person or
                                                                  group of affiliated or
                                                                  associated persons
                                                                  beneficially owning 15% or
                                                                  more of the outstanding shares
                                                                  of Apex common stock.

                                                                  If a person or group
                                                                  beneficially owns 15% or more
                                                                  of the outstanding shares of
                                                                  Apex common stock (unless such
                                                                  group has been approved by our
                                                                  board), each holder of a Apex
                                                                  purchase right may receive, in
                                                                  lieu of shares of Series A
                                                                  Junior Participating Preferred
                                                                  Stock, upon exercise of each
                                                                  purchase right then held,
                                                                  shares of Apex common stock
                                                                  with a market value equal to
                                                                  two times the exercise price
                                                                  of a Apex purchase right,
                                                                  except that purchase rights
                                                                  owned by such acquiring person
                                                                  or group will be void. If,
                                                                  following the date that a
                                                                  person or group becomes the
                                                                  beneficial owner of 15% or
                                                                  more of the outstanding shares
                                                                  of Apex common stock, Apex is
                                                                  acquired in a merger or other
                                                                  business combination, each
                                                                  Apex purchase right will be
                                                                  exercisable, in lieu of shares
                                                                  of Series A Participating
                                                                  Preferred Stock, for the
                                                                  number of the acquiring
                                                                  company's shares of common
                                                                  stock having a market value
                                                                  equal to two times the
                                                                  exercise price of the Apex
                                                                  purchase right.

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  At any time prior to such time
                                                                  as any person or group becomes
                                                                  a beneficial owner of 15% or
                                                                  more of the outstanding shares
                                                                  of Apex common stock, Apex may
                                                                  (i) redeem all but not less
                                                                  than all of the then
                                                                  outstanding purchase rights at
                                                                  a price of $0.01 per right or
                                                                  (ii) amend or supplement any
                                                                  provision of the rights plan
                                                                  without the approval of any
                                                                  holders of purchase rights.
                                                                  Unless earlier redeemed or
                                                                  exchanged by Apex, the
                                                                  purchase rights will expire
                                                                  on  July 30, 2009.

                                                                  On July 15, 2003, Apex's board
                                                                  of directors resolved that the
                                                                  stockholder rights plan would
                                                                  be inapplicable to American
                                                                  Home, AHM Investment Corp. and
                                                                  their respective affiliates
                                                                  until such time as the merger
                                                                  agreement is terminated in
                                                                  accordance with its terms.

REIT Election                   American Home has not elected     The charter provides that the     The charter provides that the
                                to be treated as a REIT.          board of directors will use       board of directors will use
                                                                  its reasonable best efforts to    commercially reasonable efforts
                                                                  cause Apex to qualify for         to cause AHM Investment Corp.
                                                                  United States federal income      to qualify for United States
                                                                  tax treatment as a REIT in        federal income tax treatment as
                                                                  accordance with the provisions    a REIT in accordance with the
                                                                  of the Internal Revenue Code      provisions of the Internal
                                                                  applicable to a REIT and will     Revenue Code applicable to a
                                                                  not take any action which         REIT and will not take any
                                                                  could adversely affect the        action which could adversely
                                                                  ability of Apex to qualify as     affect the ability of AHM
                                                                  a REIT.  However, if it is        Investment Corp. to qualify as
                                                                  determined that it is no          a REIT.  However, if it is
                                                                  longer in the best interests      determined by the board of
                                                                  of Apex to continue to have       directors that it is no longer
                                                                  Apex qualify as a REIT,           in the best interests of AHM
                                                                  actions may be taken to           Investment Corp. to continue to
                                                                  terminate Apex's REIT             have AHM Investment Corp.
                                                                  election, provided, however,      qualify as a REIT, actions may
                                                                  that any action to terminate      be taken by the AHM Investment
                                                                  Apex's REIT election must be      Corp.'s board of directors,
                                                                  approved by the stockholders      without stockholder approval,
                                                                  by the affirmative vote of        to terminate AHM Investment
                                                                  two-thirds of all votes           Corp.'s REIT election.
                                                                  entitled to be cast.

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

Restrictions on Transfer        American Home has not elected     The charter provides that,        The charter provides that,
                                to be treated as a REIT, and      subject to the rights of the      subject to the rights of the
                                therefore restrictions on         board of directors to exempt or   board of directors to waive the
                                ownership limitation and          establish less restrictive        ownership limitation or to
                                certain transfers do not apply.   limits for certain persons, as    establish less restrictive
                                                                  described below, no person        limits for certain persons, as
                                                                  shall beneficially or             described below, no person shall
                                                                  constructively own in excess of   beneficially or constructively
                                                                  9.8% of the outstanding shares    own in excess of 6.5% of the
                                                                  of common stock or the            outstanding shares of common
                                                                  outstanding shares of preferred   stock, or capital stock. Any
                                                                  stock. Any transfer that          transfer that results in
                                                                  results in ownership in excess    ownership in excess of 6.5%, or
                                                                  of 9.8% will be void as to that   the value of the total number
                                                                  number of shares transferred      (or any other applicable less
                                                                  which exceeds the limits          restrictive ownership limit)
                                                                  described above.                  will be void as to that number
                                                                                                    of shares transferred which
                                                                                                    exceeds the limits described
                                                                                                    above.

Transfer to Trust               American Home has not elected     The charter provides that in      The charter provides that in the
                                to be treated as a REIT, and      the event that a transfer         event that a transfer occurs,
                                therefore provisions regarding    occurs, such that any person      such that any person would have
                                transfers to trusts do not        would have beneficial or          beneficial ownership of shares
                                apply.                            constructive ownership of         of common or preferred stock in
                                                                  shares of common or preferred     excess of any applicable
                                                                  stock in excess of any            restriction, such transfer will
                                                                  applicable restriction, such      be void.
                                                                  transfer will be void.
                                                                                                    The charter further provides
                                                                  The charter further provides      that in the event that a
                                                                  that in the event that a          transfer or other event occurs,
                                                                  transfer or other event occurs,   such that any person would have
                                                                  such that any person would have   beneficial ownership of shares
                                                                  beneficial or constructive        of common or preferred stock in
                                                                  ownership of shares of common     excess of any applicable
                                                                  or preferred stock in excess of   restriction, such number of
                                                                  any applicable restriction,       shares in excess of the
                                                                  such number of shares in excess   applicable restrictions will be
                                                                  of the applicable restrictions    designated shares-in-trust.
                                                                  will be designated                These shares-in-trust will be
                                                                  shares-in-trust. These            transferred automatically to a
                                                                  shares-in-trust will be           trust effective on the day
                                                                  transferred automatically to a    before the purported transferee.
                                                                  trust effective on the day        The record holder of such shares
                                                                  before the purported              of common or preferred stock
                                                                  transferee. The record holder     designated as shares-in-trust
                                                                  of such shares of common or       will be required to submit such
                                                                  preferred stock designated as     shares to the corporation for
                                                                  shares-in-trust will be           registration in the name of the
                                                                  required to submit such shares    trust. The purported transferee
                                                                  to the corporation for            of such shares will acquire no
                                                                  registration in the name of the   interest in, and in the case of
                                                                  trust. The purported transferee   an event other than a transfer,
                                                                  of such shares will acquire no    the owner will cease to own any
                                                                  interest in, and in the case of   interest in, the shares
                                                                  an event other than a transfer,   deposited in the trust.
                                                                  the owner will cease to own any
                                                                  interest in, the shares           The charter also provides that
                                                                  deposited in the trust.           in the event that a transfer or
                                                                                                    other event occurs, and causes
                                                                  The charter also provides that    (i) the outstanding common and
                                                                  in the event that a transfer or   preferred stock to be held by
                                                                  other event occurs, and causes    fewer than 100 persons, (ii) the
                                                                  (i) the outstanding common and    corporation to become "closely
                                                                  preferred stock to be held by     held," or (iii) the corporation
                                                                  fewer than 100 persons, (ii)      to otherwise fail to qualify as
                                                                  the corporation to become         a REIT, such number of shares
                                                                  "closely held," or (iii) the      which cause either (i), (ii), or

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  corporation to otherwise fail     (iii) to occur will be
                                                                  to qualify as a REIT, such        designated as shares-in-trust.
                                                                  number of shares which cause      These shares will be transferred
                                                                  either (i), (ii), or (iii) to     automatically to a trust
                                                                  occur will be designated as       effective on the day before the
                                                                  shares-in-trust. These shares     purported transfer. The record
                                                                  will be transferred               holder of the shares of common
                                                                  automatically to a trust          stock or preferred stock will be
                                                                  effective on the day before the   required to submit such shares
                                                                  purported transfer. The record    to the corporation for
                                                                  holder of the shares of common    registration in the name of the
                                                                  stock or preferred stock will     trust. The purported transferee
                                                                  be required to submit such        of such shares will acquire no
                                                                  shares to the corporation for     interest in, and in the case of
                                                                  registration in the name of the   an event other than a transfer,
                                                                  trust. The purported transferee   the owner will cease to own any
                                                                  of such shares will acquire no    interest in, the shares
                                                                  interest in, and in the case of   deposited in the trust.
                                                                  an event other than a transfer,
                                                                  the owner will cease to own any
                                                                  interest in, the shares
                                                                  deposited in the trust.

Notice of Restricted Transfer   American Home has not elected     The charter provides that any     The charter provides that any
                                to be treated as a REIT, and      person who acquires or            person who acquires or attempts
                                therefore provisions regarding    attempts to acquire common or     to acquire common or preferred
                                notice of restricted transfer     preferred stock in violation      stock in violation of the
                                do not apply.                     of the restrictions set forth     restrictions set forth in the
                                                                  in the charter, and any person    charter, and any person who
                                                                  who owned common stock or         owned common stock or preferred
                                                                  preferred stock that was          stock that was transferred to a
                                                                  transferred to a trust, shall     trust, shall immediately give
                                                                  immediately give Apex written     AHM Investment Corp. written
                                                                  notice of such event, shall       notice of such event, shall
                                                                  provide the number of shares      provide the number of shares to
                                                                  to be transferred to the          be transferred to the trust,
                                                                  trust, and provide any other      and provide any other
                                                                  information that Apex may         information that AHM Investment
                                                                  request in order to determine     Corp. may request in order to
                                                                  the effect, if any, of the        determine the effect, if any,
                                                                  transfer on Apex's status as a    of the transfer on AHM
                                                                  REIT.                             Investment Corp.'s status as a
                                                                                                    REIT.
                                                                  Beneficial and constructive
                                                                  owners of common and preferred    Beneficial owners of common
                                                                  stock who own an amount           preferred stock who own an
                                                                  greater than a certain            amount greater than that
                                                                  percentage of the outstanding     specified in the charter (more
                                                                  shares of the corporation, as     than 5% in the case of the
                                                                  specified in the charter, must    corportion having 2,000 or more
                                                                  give written notice to Apex,      stockholders, or 1% in the case
                                                                  state the number of shares        of the corporation having more
                                                                  beneficially or constructively    than 200 but fewer than 2,000
                                                                  owned, provide a description      stockholders, or 0.5% in the
                                                                  of how such shares are held,      case of the corporation having
                                                                  and provide any other             fewer than 200 stockholders),
                                                                  information that Apex may         must give
                                                                  request in order to determine
                                                                  the effect, if any, of the
                                                                  beneficial or constructive

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  ownership on Apex's status as     written notice to AHM Investment
                                                                  a REIT.                           Corp., state the number of
                                                                                                    shares beneficially owned, state
                                                                                                    the name and address of
                                                                                                    beneficial owners, and provide a
                                                                                                    description of how such shares
                                                                                                    are held. In addition, such
                                                                                                    owners must provide any other
                                                                                                    information that AHM Investment
                                                                                                    Corp. may request in order to
                                                                                                    determine the effect, if any, of
                                                                                                    the beneficial ownership on AHM
                                                                                                    Investment Corp.'s status as a

Exceptions to Ownership Limit   American Home has not elected     The charter provides that the     The charter provides that the
                                to be treated as a REIT, and      board may exempt a person from    board of directors of AHM
                                therefore restrictions on         the ownership limit upon          Investment Corp. may waive in
                                ownership limitation and          receipt of a ruling from the      whole or in part the ownership
                                certain transfers do not apply.   Internal Revenue Service or an    limit as applicable to such
                                                                  opinion of counsel that such      person and/or establish a new,
                                                                  ownership of shares by such       less restrictive ownership limit
                                                                  person will not (i) result in     for such person if the board of
                                                                  share ownership by fewer than     directors concludes that such
                                                                  100 persons, or (ii) result in    ownership will not (i) result in
                                                                  Apex being "closely held"         AHM Investment Corp. being
                                                                  within the meaning of Section     "closely held" within the
                                                                  856(h) of the Internal Revenue    meaning of Section 856(h) of the
                                                                  Code or would otherwise fail      Internal Revenue Code, (ii)
                                                                  to qualify as a REIT.             result in shares of equity stock
                                                                                                    being beneficially owned by
                                                                                                    fewer than 100 persons, or (iii)
                                                                                                    cause AHM Investment Corp. to
                                                                                                    fail to qualify as a REIT under
                                                                                                    the Internal Revenue Code.

                                                                                                    Michael Strauss is permitted to
                                                                                                    beneficially own up to 20% of
                                                                                                    the value of the total number
                                                                                                    of outstanding common and
                                                                                                    preferred shares of stock of AHM
                                                                                                    Investment Corp.

Shares-In-Trust                 American Home has not elected     The charter provides that         The charter provides that
                                to be treated as a REIT, and      common stock or preferred         common stock or preferred stock
                                therefore the shares-in-trust     stock transferred to a trust      transferred to a trust will be
                                provision does not apply.         will be held for the exclusive    held for the exclusive benefit
                                                                  benefit of a charitable           of one or more charitable
                                                                  beneficiary.  Shares-in-trust     beneficiaries.  Shares-in-trust
                                                                  will remain issued and            will remain issued and
                                                                  outstanding common and            outstanding common and
                                                                  preferred stock of Apex and       preferred stock of

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  will be entitled to the same      AHM Investment Corp. and will
                                                                  rights and privileges on          be entitled to the same rights
                                                                  identical terms and conditions    and privileges on identical
                                                                  as are all other issued and       terms and conditions as are all
                                                                  outstanding common and            other issued and outstanding
                                                                  preferred stock of the same       common and preferred stock of
                                                                  class and series.                 the same class and series.

                                                                  The trustee is entitled to        The trustee is entitled to
                                                                  receive all dividends and         receive all dividends and
                                                                  distributions declared by the     distributions declared by the
                                                                  board and will hold the           board and will hold the
                                                                  dividends or distributions in     dividends or distributions in
                                                                  trust for the benefit of the      trust for the benefit of the
                                                                  charitable trust.  The owners     charitable trust.  The owners
                                                                  of the shares in the trust        of the shares in the trust will
                                                                  will be required to repay to      be required to repay to the
                                                                  the trust any dividends or        trust any dividends or
                                                                  distributions that (i) are        distributions that (i) are
                                                                  attributable to the shares in     attributable to the shares in
                                                                  the trust, and (ii) where the     the trust, and (ii) where the
                                                                  record date was on or after       record date was on or after the
                                                                  the date that such shares         date that such shares became
                                                                  became shares-in-trust.           shares-in-trust.

                                                                  In the event of liquidation of    In the event of liquidation of
                                                                  Apex, the trustee is required     AHM Investment Corp., the
                                                                  to distribute to the owners of    trustee is required to
                                                                  the stock the amount received     distribute to the owners of the
                                                                  in liquidation.  However, the     stock the amount received in
                                                                  owner is not entitled to          liquidation.  However, the
                                                                  receive amounts in excess of      owner is not entitled to
                                                                  the price per share.              receive amounts in excess of
                                                                                                    the price per share.
                                                                  The trustee is entitled to
                                                                  vote all shares-in-trust.  The    The trustee is entitled to vote
                                                                  charter provides that any vote    all shares-in-trust.  The
                                                                  by the owner of common or         charter provides that any vote
                                                                  preferred stock in Apex prior     by the owner of common or
                                                                  to the discovery by Apex that     preferred stock in AHM
                                                                  the shares are shares-in-trust    Investment Corp. prior to the
                                                                  will, subject to applicable       discovery by AHM Investment
                                                                  law, be rescinded.                Corp. that the shares are
                                                                                                    shares-in-trust, subject to
                                                                  Shares-in-trust are deemed to     applicable law, be rescinded.
                                                                  be offered for sale to Apex
                                                                  (or a designee of Apex) at a      Shares-in-trust are deemed to
                                                                  per share price equal to the      be offered for sale to AHM
                                                                  lesser of:  (i) the price per     Investment Corp. (or a designee
                                                                  share in the transaction that     of AHM Investment Corp.) at a
                                                                  created the shares-in-trust,      per share price equal to the
                                                                  or in the case of a gift or       lesser of:  (i) the price per
                                                                  devise, the market price on       share in the transaction that
                                                                  the date of the transfer, or      created the shares-in-trust, or
                                                                  (ii) the market price on the      in the case of a gift or
                                                                  date that Apex accepts the        devise, the market price on the
                                                                  offer to purchase the shares.     date of the transfer, or (ii)
                                                                  Apex will have the right to       the market price on the date
                                                                  accept the offer for a period     that AHM Investment Corp.
                                                                  of 90 days after the later of     accepts the
                                                                  (i) the date of the purported


          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  transfer that resulted in the     offer to purchase the shares.
                                                                  trust, or (ii) the date Apex      AHM Investment Corp. will have
                                                                  determines in good faith that     the right to accept the offer
                                                                  a prohibited transfer has         for a period of 90 days after
                                                                  occurred.                         the later of (i) the date of
                                                                                                    the purported transfer that
                                                                  Upon the sale of the              resulted in the trust, or (ii)
                                                                  shares-in-trust (to a person      the date AHM Investment Corp.
                                                                  other than Apex or its            determines in good faith that a
                                                                  designee) the owner is            prohibited transfer has
                                                                  entitled to receive the lesser    occurred.
                                                                  of:  (i) the price per share
                                                                  paid by the owner for the         Upon the sale of the
                                                                  shares, or in the case of a       shares-in-trust (to a person
                                                                  gift or devise, the market        other than AHM Investment Corp.
                                                                  price on the date of the          or its designee) the owner is
                                                                  transfer, and (ii) the price      entitled to receive the lesser
                                                                  per share received by the         of:  (i) the price per share
                                                                  trustee from the sale or          paid by the owner for the
                                                                  disposition of shares in the      shares, or in the case of a
                                                                  trust either as a result of       gift or devise, the market
                                                                  the designation of the shares     price on the date of the
                                                                  or the sale to Apex of the        transfer, and (ii) the price
                                                                  shares.                           per share received by the
                                                                                                    trustee from the sale or
                                                                  Amounts received by the           disposition of shares in the
                                                                  trustee in excess of the          trust either as a result of the
                                                                  amounts paid to the owner are     designation of the shares or
                                                                  to be distributed to the          the sale to AHM Investment
                                                                  charitable beneficiary.           Corp. of the shares.

                                                                                                    Amounts received by the trustee
                                                                                                    in excess of the amounts paid
                                                                                                    to the owner are to be
                                                                                                    distributed to the charitable
                                                                                                    beneficiary.

Stockholder Action Without a    Under the American Home           Under the MGCL, any action        Under the MGCL, any action
Meeting                         certificate of incorporation,     required or permitted to be       required or permitted to be
                                all actions required or           taken at a meeting of             taken at a meeting of
                                permitted to be taken by the      stockholders may be taken         stockholders may be taken
                                stockholders must be taken at     without a meeting, without        without a meeting, without
                                a duly called annual or           proper notice and without a       proper notice and without a
                                special meeting.  Stockholders    vote, if written consent or       vote, if written consent or
                                are expressly denied the          consents setting forth the        consents setting forth the
                                ability to consent to the         action taken is signed by the     action taken is signed by the
                                taking of any stockholder         holders of all of the             holders of all of the
                                action in lieu of an annual or    outstanding stock entitled to     outstanding stock entitled to
                                special meeting.                  vote on the matter.               vote on the matter.

Business Combinations           Under the DGCL, Section 203,      Under the MGCL, certain           Under the MGCL, certain
                                a Delaware corporation is         "business combinations"           "business combinations"
                                generally prohibited from         (including a merger,              (including a merger,
                                engaging in a "business           consolidation, share exchange     consolidation, share exchange
                                combination" (defined as a        or, in certain circumstances,     or, in certain circumstances,
                                variety of transactions,          an asset transfer or issuance     an asset transfer or issuance
                                including a merger, asset         or reclassification of equity     or reclassification of equity
                                sale, issuance of stock and       securities) between a Maryland    securities) between a Maryland
                                other transactions resulting      corporation and any person who    corporation and any person who
                                in a financial benefit            beneficially owns 10% or          beneficially owns 10% or

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                to an interested stockholder)     more of the voting power of       more of the voting power of the
                                with an interested stockholder    the corporation shares or any     corporation shares or any
                                (defined generally as the         affiliate of the corporation      affiliate of the corporation
                                person who is the beneficial      who at any time within the two    who at any time within the two
                                owner or 15% or more of the       year period prior to the date     year period prior to the date
                                corporation's outstanding         in question, was the              in question, was the beneficial
                                voting stock) for a period        beneficial owner of 10% or        owner of 10% or more of the
                                three years following the date    more of the voting power of       voting power of the
                                that such person became an        the then-outstanding voting       then-outstanding voting stock
                                interested stockholder unless:    stock of the corporation          of the corporation (referred to
                                                                  (referred to as an "interested    as an "interested stockholder")
                                --Prior to the date such          stockholder") or an affiliate     or an affiliate of such an
                                person became an interested       of such an interested             interested stockholder are
                                stockholder, the board of         stockholder are prohibited for    prohibited for five years after
                                directors of the corporation      five years after the most         the most recent date on which
                                approved either the business      recent date on which the          the interested stockholder
                                combination or the transaction    interested stockholder became     became an interested
                                that resulted in the              an interested stockholder.        stockholder.  Thereafter, any
                                stockholder becoming an           Thereafter, any such business     such business combination must
                                interested stockholder;           combination must be               be recommended by the board of
                                                                  recommended by the board of       directors and approved by the
                                --Upon consummation of the        directors and approved by the     affirmative vote of at least
                                transaction that resulted from    affirmative vote of at least      80% of the votes entitled to be
                                the stockholder becoming an       80% of the votes entitled to      cast by holders of outstanding
                                interested stockholder, the       be cast by holders of             voting shares of the
                                interested stockholder owned      outstanding voting shares of      corporation, and two-thirds of
                                at least 85% of the voting        the corporation, and              the votes entitled to be cast
                                stock of the corporation          two-thirds of the votes           by holders of outstanding
                                outstanding at the time the       entitled to be cast by holders    shares of the corporation other
                                transaction commenced,            of outstanding shares of the      than shares held by the
                                excluding stock held by           corporation other than shares     interested stockholder with
                                directors who are also            held by the interested            whom the business combination
                                officers of the corporation       stockholder with whom the         is to be effected, unless,
                                and employee stock ownership      business combination is to be     among other things, the
                                plans that do not provide         effected, unless, among other     corporation's stockholders
                                employees with the right to       things, the corporation's         receive a minimum price, as
                                determine confidentially          stockholders receive a minimum    defined in the MGCL for their
                                whether shares held subject to    price, as defined in the MGCL     shares, in cash or in the same
                                the plan will be tendered in a    for their shares, in cash or      form as paid by the interested
                                tender exchange offer; or         in the same form as paid by       stockholder for its shares.
                                                                  the interested stockholder for    These provisions will not apply
                                --On or subsequent to the date    its shares.  These provisions     if the board of directors has
                                such person became an             will not apply if the board of    exempted the transaction in
                                interested stockholder, the       directors has exempted the        question or the interested
                                business combination is           transaction in question or the    stockholder prior to the time
                                approved by the board of          interested stockholder prior      that the interested stockholder
                                directors of the corporation      to the time that the              became an interested
                                and authorized at a meeting of    interested stockholder became     stockholder.  In addition, the
                                stockholders, not by written      an interested stockholder.  In    board of directors may adopt a
                                consent, by the affirmative       addition, the board of            resolution approving or
                                vote of the holders of at         directors may adopt a             exempting specific business
                                least 66-2/3 of the               resolution approving or           combinations, business
                                outstanding voting stock of       exempting specific business       combinations generally, or
                                the corporation not owned by      combinations, business            generally by types, as to
                                the interested stockholder.       combinations generally, or        specifically identified or
                                                                  generally by types, as to         unidentified existing or future
                                A corporation may adopt an        specifically identified or        stockholders or their
                                amendment to its certificate      unidentified existing or          affiliates from the business
                                of incorporation or bylaws        future stockholders or their      combination
                                expressly electing not to be      affiliates from the business
                                                                  combination

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                governed by Section 203 of the    provisions of the MGCL.  The      provisions of the MGCL.  The
                                DGCL if, in addition to any       Apex board of directors has       AHM Investment Corp. board of
                                other vote required by law,       exempted from this statute any    directors has exempted from
                                such amendment is approved by     business combination between      this statute any business
                                the affirmative vote of a         Apex and any person.  However,    combination between AHM
                                majority of the shares            the board of directors may        Investment Corp. and any
                                entitled to vote.  However,       repeal or modify this             person.  However, the board of
                                such amendment generally may      exemption in the future, in       directors may repeal or modify
                                not be effective until twelve     which case, the MGCL business     this exemption in the future,
                                months after adoption of such     combination provisions will be    in which case, the MGCL
                                amendment and will not apply      applicable to business            business combination provisions
                                to a business combination with    combinations between Apex and     will be applicable to business
                                an Interested Stockholder who     other persons.                    combinations between AHM
                                was such on or prior to the                                         Investment Corp. and other
                                adoption of the amendment.                                          persons.

Control Share Statute           The DGCL has no provision         The Maryland Control Share        The Maryland Control Share
                                comparable to the Maryland        Acquisition Act generally         Acquisition Act generally
                                Control Share Acquisition         provides that "control shares"    provides that "control shares"
                                Statute.                          of a corporation acquired in a    of a corporation acquired in a
                                                                  "control share acquisition"       "control share acquisition"
                                                                  shall have no voting rights       shall have no voting rights
                                                                  except to the extent approved     except to the extent approved
                                                                  by a vote of two-thirds of the    by a vote of two-thirds of the
                                                                  votes eligible to be cast on      votes eligible to be cast on
                                                                  the matter.  "Control shares"     the matter.  "Control shares"
                                                                  means shares of stock, if         means shares of stock, if
                                                                  aggregated with all other         aggregated with all other
                                                                  shares of stock previously        shares of stock previously
                                                                  acquired by the acquiror,         acquired by the acquiror, would
                                                                  would entitle the acquiror to     entitle the acquiror to
                                                                  exercise voting power in          exercise voting power in
                                                                  electing directors within one     electing directors within one
                                                                  of the following ranges of the    of the following ranges of the
                                                                  voting power:  one-tenth or       voting power:  one-tenth or
                                                                  more but less than one-third,     more but less than one-third,
                                                                  one-third or more but less        one-third or more but less than
                                                                  than a majority, or a majority    a majority, or a majority or
                                                                  or more of all voting power.      more of all voting power.
                                                                  "Control share acquisition"       "Control share acquisition"
                                                                  means the acquisition of          means the acquisition of
                                                                  control shares subject to         control shares subject to
                                                                  certain exceptions.  If voting    certain exceptions.  If voting
                                                                  rights or control shares          rights or control shares
                                                                  acquired in a control share       acquired in a control share
                                                                  acquisition are not approved      acquisition are not approved at
                                                                  at a stockholders' meeting,       a stockholders' meeting, then
                                                                  then subject to certain           subject to certain conditions
                                                                  conditions and limitations,       and limitations, the issuer may
                                                                  the issuer may redeem any or      redeem any or all of the
                                                                  all of the control shares for     control shares for fair value.
                                                                  fair value.  If voting rights     If voting rights of such
                                                                  of such control shares are        control shares are approved at
                                                                  approved at a stockholders'       a stockholders' meeting and the
                                                                  meeting and the acquiror          acquiror becomes entitled to
                                                                  becomes entitled to vote a        vote a majority of the shares
                                                                  majority of the shares of         of stock entitled to vote, all
                                                                  stock entitled to vote, all       other stockholders may exercise
                                                                  other stockholders may            appraisal rights.  The AHM
                                                                  exercise appraisal rights.        Investment Corp. bylaws
                                                                  The Apex bylaws contain a

          Provision                      American Home                         Apex                       AHM Investment Corp.
-----------------------------   -------------------------------   -------------------------------   --------------------------------

                                                                  provision exempting from the      contain a provision exempting
                                                                  Maryland Control Share            from the Maryland Control Share
                                                                  Acquisition Act any               Acquisition Act any acquisition
                                                                  acquisition of Apex shares by     of AHM Investment Corp. shares
                                                                  any person.  However, the Apex    by any person.  However, the
                                                                  board of directors may amend      AHM Investment Corp. board of
                                                                  the bylaws in the future to       directors may amend the bylaws
                                                                  repeal or modify this             in the future to repeal or
                                                                  exemption, in which case any      modify this exemption, in which
                                                                  control shares of Apex            case any control shares of AHM
                                                                  acquired in the control share     Investment Corp. acquired in
                                                                  acquisition will be subject to    the control share acquisition
                                                                  the Maryland Control Share        will be subject to the Maryland
                                                                  Acquisition Act.                  Control Share Acquisition Act.

                                  LEGAL MATTERS

    The validity of AHM Investment Corp. common stock offered by this joint proxy statement/prospectus will be passed upon for AHM Investment Corp. by Cadwalader, Wickersham & Taft LLP. Cadwalader, Wickersham & Taft LLP and O'Melveny & Myers LLP have each rendered opinions as to certain U.S. federal income tax matters. Certain matters of Maryland law have been passed on for American Home, AHM Investment Corp. and Apex by Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, Maryland. Cadwalader, Wickersham & Taft LLP and O'Melveny & Myers LLP may rely on Ballard Spahr Andrews & Ingersoll, LLP as to such matters of Maryland law.

                                     EXPERTS

    The consolidated financial statements incorporated in this prospectus by reference from the American Home Mortgage Holdings, Inc. Annual Report on Form 10-K for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

    The financial statements incorporated in this prospectus by reference from the Apex Mortgage Capital, Inc. Annual Report on Form 10-K for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

    The balance sheet of American Home Mortgage Investment Corp. included in this prospectus has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                              STOCKHOLDER PROPOSALS

American Home

    Any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by American Home in connection with American Home's 2004 annual meeting of stockholders must submit such proposal to American Home no later than December 23, 2003. In addition, American Home's bylaws have an advance notice procedure for stockholders to bring business before an annual stockholder meeting. The advance notice procedure generally requires that a stockholder interested in presenting a proposal for action at American Home's 2004 annual meeting of stockholders must deliver a written notice of the proposal, together with certain specified information relating to such stockholder's stock ownership and identity, to American Home's Corporate Secretary not earlier than February 20 nor later than March 22, 2004.

Apex

    Any stockholder who wishes to submit a proposal in the proxy material to be distributed by Apex in connection with Apex's 2004 annual meeting of stockholders must submit such proposal to Apex no later than December 31, 2003. In addition, Apex's bylaws have an advance notice procedure for stockholders to bring business before an annual stockholder meeting. The advance notice procedure generally requires that a stockholder wishing to make a proposal or a nomination for director to be included in the proxy statement for Apex's 2004 annual meeting of stockholders must provide specific information to Apex not earlier than 90 days before nor later than 60 days before the 2004 annual meeting. If the merger is approved, Apex will not have a 2004 annual meeting of stockholders.

                                  OTHER MATTERS

    As of the date of this joint proxy statement/prospectus, the boards of directors of American Home and Apex do not intend to bring any other business before the American Home special meeting or the Apex special meeting, and as far as is known by the boards of directors of American Home and Apex, no matters are to be brought before either special meeting except as disclosed in this joint proxy statement/prospectus. However, as to any other business that may properly come before the American Home or Apex special meeting, it is intended that proxies, in the form enclosed, will be voted in respect of such proposals in accordance with the judgment of the persons voting such proxies.

                       WHERE YOU CAN FIND MORE INFORMATION

    AHM Investment Corp. filed a registration statement on Form S-4 to register with the SEC the AHM Investment Corp. common stock to be issued to American Home stockholders and Apex stockholders in the transactions. This joint proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of AHM Investment Corp. in addition to being a joint proxy statement of American Home and Apex. As allowed by SEC rules, this joint proxy statement/prospectus does not contain all of the information you can find in the registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part or the exhibits to the registration statement.

    American Home and Apex file annual, quarterly and current reports, proxy statements and other information required by the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or "Exchange Act," with the SEC. You may read and copy any reports, statements or other information that American Home and Apex file with the SEC at the SEC's public reference rooms located at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. American Home and Apex SEC filings are also available to the public from the SEC's web site at http://www.sec.gov.

    The SEC allows American Home and Apex to "incorporate by reference" information in this joint proxy statement/prospectus, which means that American Home, Apex and AHM Investment Corp. can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference in this joint proxy statement/prospectus is considered part of this joint proxy statement/prospectus, except for any information superseded by information contained directly in this joint proxy statement/prospectus or in later filed documents incorporated by reference in this joint proxy statement/prospectus.

    This joint proxy statement/prospectus incorporates by reference the documents set forth below that American Home and Apex have previously filed with the SEC. These documents contain important business and financial information about American Home and Apex that is not included in or delivered with this joint proxy statement/prospectus.

 American Home Filings (File No. 0-27081)          Period/Filling Date
------------------------------------------  ------------------------------------

Annual Report on Form 10-K, including the
    portions of the definitive proxy
    statement on Schedule 14A for
    American Home's 2003 annual meeting
    of stockholders, which are
    incorporated by reference in the Form
    10-K .................................  Year ended December 31, 2002

Quarterly Report on Form 10-Q ............  Quarter ended March 31, 2003

Current Report on Form 8-K ...............  Date of event reported July 12, 2003

     Apex Filings (File No. 1-13637)                      Period
------------------------------------------  ------------------------------------

Annual Report on Form 10-K, including the
    portions of the definitive proxy
    statement on Schedule 14A for Apex's
    2003 annual meeting of stockholders,
    which are incorporated by reference
    in the Form 10-K .....................  Year ended December 31, 2002

Quarterly Report on Form 10-Q ............  Quarter ended March 31, 2003

Current Report on Form 8-K ...............  Date of event reported July 12, 2003

Description of Apex's common stock
    contained in Apex's registration
    statement on Form 8-A, including any
    amendment or report updating this
    description ..........................  Filed on November 21, 1997

Description of Apex's preferred stock
    purchase rights contained in Apex's
    registration statement on Form 8-A,
    as amended on July 15, 2003,
    including any subsequent amendment or   Filed on July 27, 1999;
    report updating this description .....  amended on July 15, 2003

    This joint proxy statement/prospectus also incorporates by reference all additional documents that may be filed by American Home and/or Apex with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this joint proxy statement/prospectus and the date of completion of the transactions. These include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as proxy statements.

    American Home has supplied all information contained or incorporated by reference in this joint proxy statement/prospectus relating to American Home, and Apex has supplied all information contained in or incorporated by reference in this joint proxy statement/prospectus relating to Apex. American Home and Apex have jointly supplied all information contained or incorporated by reference in this joint proxy statement/prospectus relating to AHM Investment Corp.

    If you are an American Home stockholder or an Apex stockholder, we may have sent you some of the documents incorporated by reference, but you can also obtain any of them through American Home or Apex, as applicable, the SEC or the SEC's Internet web site as described above. Documents incorporated by reference are available from American Home or Apex without charge, excluding all exhibits, except that, if American Home or Apex have specifically incorporated by reference an exhibit in this joint proxy statement/prospectus, the exhibit also will be provided without charge. You may obtain documents incorporated by reference in this joint proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:

 American Home Mortgage Holdings, Inc.          Apex Mortgage Capital, Inc.
          520 Broadhollow Road             865 South Figueroa Street, Suite 1800
        Melville, New York 11747               Los Angeles, California 90017
             (877) 281-5500                           (213) 244-0000
     Attention: Corporate Secretary            Attention: Investor Relations

    If you would like to request documents, please do so by [ ], 2003, in order to receive them before your special meeting.

    You can also get more information by visiting American Home's web site at www.americanhm.com and Apex's web site at www.apex-reit.com. Web site materials from this website and other web sites mentioned in this joint proxy statement/prospectus are not incorporated by reference in this joint proxy statement/prospectus.

    You should rely only on the information contained or incorporated by reference in this joint proxy statement/prospectus. We have not authorized anyone to provide you with information that is different from what is contained in this joint proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this joint proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this joint proxy statement/prospectus does not extend to you. This joint proxy statement/prospectus is dated [ ], 2003. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to American Home stockholders and Apex stockholders nor the issuance of AHM Investment Corp. common stock in the merger creates any implication to the contrary.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER

                            Dated as of July 12, 2003

                                  by and among

                     AMERICAN HOME MORTGAGE HOLDINGS, INC.,

                             a Delaware corporation

                              AHM NEW HOLDCO, INC.,

                             a Maryland corporation

                                       and

                          APEX MORTGAGE CAPITAL, INC.,

                             a Maryland corporation

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I    THE MERGER......................................................A-7

      1.1    The Merger......................................................A-7
      1.2    Closing; Closing Date...........................................A-7
      1.3    Effective Time..................................................A-8
      1.4    Effects of the Merger...........................................A-8
      1.5    Organizational Documents........................................A-8
      1.6    Board of Directors of Surviving Corporation.....................A-8
      1.7    Effect on Capital Stock.........................................A-8
      1.8    Further Assurances.............................................A-11
      1.9    Tax Consequences...............................................A-11

ARTICLE II   EXCHANGE OF CERTIFICATES.......................................A-11

      2.1    Exchange Fund..................................................A-11
      2.2    Exchange of Shares.............................................A-12
      2.3    Investment of the Exchange Fund................................A-13
      2.4    Withholding Rights.............................................A-13

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................A-13

      3.1    Organization, Standing and Power of the Company................A-13
      3.2    Capital Structure; Subsidiaries................................A-14
      3.3    Authority; No Violations.......................................A-14
      3.4    Company SEC Reports; Financial Statements......................A-15
      3.5    Absence of Liabilities.........................................A-15
      3.6    Compliance.....................................................A-16
      3.7    Absence of Certain Changes or Events...........................A-16
      3.8    Taxes..........................................................A-16
      3.9    Investment Company Act.........................................A-17
      3.10   Mortgage Backed Securities.....................................A-18
      3.11   Mortgage Loans.................................................A-18
      3.12   Insurance......................................................A-18
      3.13   Opinion of Company Financial Advisor...........................A-18
      3.14   Brokers or Finders.............................................A-18
      3.15   Litigation.....................................................A-19
      3.16   Employee Benefit Plans; ERISA..................................A-19
      3.17   Vote Required..................................................A-19
      3.18   Material Contracts.............................................A-19
      3.19   Company Rights Plan Inapplicable...............................A-20
      3.20   Certain Agreements.............................................A-20
      3.21   No Material Adverse Effect.....................................A-20
      3.22   Ownership of Company Common Stock by Manager...................A-20

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF AHM AND NEW HOLDCO...........A-20

      4.1    Organization, Standing and Power...............................A-20
      4.2    Capital Structure; Subsidiaries................................A-20

      4.3    Authority; No Violations.......................................A-21
      4.4    AHM SEC Reports; Financial Statements..........................A-22
      4.5    Absence of Liabilities.........................................A-23
      4.6    Compliance.....................................................A-23
      4.7    Absence of Certain Changes or Events...........................A-23
      4.8    Taxes..........................................................A-23
      4.9    Investment Company Act.........................................A-24
      4.10   Mortgage Backed Securities.....................................A-24
      4.11   Mortgage Loans.................................................A-25
      4.12   Insurance......................................................A-25
      4.13   Opinion of AHM Financial Advisor...............................A-26
      4.14   Brokers or Finders.............................................A-26
      4.15   Litigation.....................................................A-26
      4.16   Employee Benefit Plans; ERISA..................................A-26
      4.17   Vote Required..................................................A-28
      4.18   Material Contracts.............................................A-28
      4.19   Interim Operations of New Holdco...............................A-28
      4.20   Interim Operations of Merger Sub...............................A-28
      4.21   Certain Agreements.............................................A-28
      4.22   No Material Adverse Effect.....................................A-29

ARTICLE V    COVENANTS RELATING TO CONDUCT OF BUSINESS......................A-29

      5.1    Covenants of the Company.......................................A-29
      5.2    Covenants of AHM and New Holdco................................A-31
      5.3    Final Company Dividend.........................................A-33

ARTICLE VI   REPRESENTATIONS AND WARRANTIES OF AHM AND NEW HOLDCO...........A-33

      6.1    Preparation of Joint Proxy Statement/Prospectus and
             Registration Statement.........................................A-33
      6.2    Access to Information..........................................A-34
      6.3    Stockholders Meetings..........................................A-34
      6.4    Approvals......................................................A-34
      6.5    Reorganization.................................................A-35
      6.6    Notice of Defaults.............................................A-35
      6.7    Acquisition Proposals..........................................A-35
      6.8    Fees and Expenses..............................................A-36
      6.9    Directors' and Officers' Indemnification and Insurance.........A-36
      6.10   Public Announcements...........................................A-37
      6.11   Listing on NASDAQ; NYSE........................................A-37
      6.12   Assumption of Company Stock Option Plan........................A-37
      6.13   Payment of Termination Fee.....................................A-38
      6.14   Lock-Up........................................................A-38
      6.15   Section 368(a) Reorganization; Officer's Certificates in
             Support of Tax Opinions........................................A-38
      6.16   Reorganization Documents.......................................A-38

ARTICLE VII  CONDITIONS PRECEDENT...........................................A-38

      7.1    Conditions to Each Party's Obligation to Effect the Merger.....A-38
      7.2    Additional Conditions to Obligations of AHM and New Holdco.....A-39
      7.3    Additional Conditions to Obligations of the Company............A-40

ARTICLE VIII TERMINATION AND AMENDMENT......................................A-41

      8.1    Termination....................................................A-41
      8.2    Effect of Termination..........................................A-43
      8.3    Amendment......................................................A-43
      8.4    Extension; Waiver..............................................A-44

ARTICLE IX   GENERAL PROVISIONS.............................................A-44

      9.1    Non-Survival of Representations; Warranties and Agreements.....A-44
      9.2    Notices........................................................A-44
      9.3    Interpretation.................................................A-45
      9.4    Counterparts...................................................A-45
      9.5    Damages; Equitable Relief......................................A-45
      9.6    Entire Agreement; Third Party Beneficiaries....................A-46
      9.7    Governing Law..................................................A-46
      9.8    Severability...................................................A-46
      9.9    Waiver of Jury Trial...........................................A-46
      9.10   Submission to Jurisdiction.....................................A-46
      9.11   Definitions....................................................A-47

EXHIBITS

EXHIBIT A..............     Form of Company Voting Agreement
EXHIBIT B..............     Form of AHM Voting Agreement
EXHIBIT C..............     Third Amendment to Management Agreement
EXHIBIT D..............     Escrow Agreement
EXHIBIT E..............     New Holdco Charter
EXHIBIT F..............     New Holdco Bylaws
EXHIBIT G..............     Form of Lock-Up Agreement
EXHIBIT H..............     Form of Opinion of AHM's Tax Counsel to AHM
EXHIBIT I-1............     Form of Officer's Certificate of the Company in
                            Support of Tax Opinions
EXHIBIT I-2............     Form of Officer's Certificate of AHM in Support of
                            Tax Opinions
EXHIBIT J..............     Form of REIT Opinion of Company's Tax Counsel to the
                            Company
EXHIBIT K..............     Form of Opinion of the Company's Tax Counsel to the
                            Company
EXHIBIT L..............     Form of REIT Opinion of AHM's Tax Counsel to AHM

SCHEDULES

SCHEDULE A.............     Company Significant Stockholders
SCHEDULE B.............     AHM Significant Stockholders
SCHEDULE C.............     Board of Directors of New Holdco
SCHEDULE D.............     List of Lock-Up Parties
SCHEDULE 1.7...........     Valuation Methodology
SCHEDULE 7.2(h)........     Investment Guidelines

COMPANY DISCLOSURE SCHEDULE
AHM DISCLOSURE SCHEDULE

                          AGREEMENT AND PLAN OF MERGER

            THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of July 12, 2003, by and among American Home Mortgage Holdings, Inc., a Delaware corporation ("AHM"), AHM New Holdco, Inc., a Maryland corporation and a wholly-owned subsidiary of AHM ("New Holdco"), and Apex Mortgage Capital, Inc., a Maryland corporation (the "Company").

            THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

            A. The Board of Directors of the Company, upon the recommendation of a duly authorized special committee of independent directors (such committee, including any later reconstitution of such committee, being the "Special Committee"), and the respective Boards of Directors of AHM and New Holdco have each approved and deem it advisable and in the best interests of their respective stockholders to consummate the acquisition of the Company by New Holdco upon the terms and subject to the conditions set forth in this Agreement.

            B. In furtherance of the acquisition of the Company by New Holdco, the respective Boards of Directors of AHM, New Holdco and the Company have approved this Agreement and the merger of the Company with and into New Holdco, with New Holdco being the surviving corporation in such merger (the "Merger"), and AHM, as the sole stockholder of New Holdco, has approved the Merger (this Agreement and all other documents to be executed by the Company, AHM and New Holdco or any of such parties in connection with the transactions contemplated hereby and thereby shall be hereinafter referred to as the "Transaction Documents," and the transactions contemplated hereby, including, without limitation, the Reorganization (as defined below), and thereby shall be hereinafter referred to as the "Transactions").

            C. Prior to the Effective Time (as defined below), New Holdco shall form a Delaware corporation as a wholly-owned subsidiary of New Holdco ("Merger Sub"). Immediately prior to the Merger, AHM shall merge with and into Merger Sub, with AHM as the surviving corporation (the "Reorganization"), and by virtue of the Reorganization and without any action on the part of AHM or Merger Sub, or the holders of capital stock of either of them, each share of common stock, par value $0.01 per share, of AHM ("AHM Common Stock") issued and outstanding as of such time (other than shares of AHM Common Stock that are held by New Holdco or Merger Sub or any Subsidiary of them, which shall be cancelled) shall be converted into and become one fully-paid and non-assessable share of common stock, par value $0.01 per share, of New Holdco ("New Holdco Common Stock"), such that immediately prior to the Effective Time the authorized capital stock of New Holdco shall be as set forth in Section 4.2(b) hereof. At the Effective Time, each share of New Holdco Common Stock shall remain outstanding and shall thereafter be one fully-paid and non-assessable share of common stock of the Surviving Corporation (as defined below). Upon consummation of the Merger, the Surviving Corporation shall be authorized to use the name "Apex Mortgage Capital, Inc." to the extent of the Company's rights to use the name "Apex Mortgage Capital, Inc." for a period not to exceed six (6) months following the Effective Time, subject to the terms of the Settlement Agreement and Consent to Use Agreement contemplated to be entered into by the Company and others prior to Closing; thereafter, the Surviving Corporation shall not be authorized to use the names "Apex Mortgage Capital, Inc.", "Apex Mortgage", "Apex" or any derivative thereof. The respective Boards of Directors of AHM and New Holdco have approved the Reorganization.

            D. Concurrently with both the execution and the delivery of this Agreement and as a condition and inducement to each party's willingness to enter into this Agreement, (i) the stockholders of the Company listed on Schedule A attached hereto ("Company Significant Stockholders"), which collectively own approximately 2.4% of the outstanding shares of Company Common Stock (as defined in Section 1.7 below), shall execute and deliver to AHM a voting agreement in substantially the form attached hereto as Exhibit A (the "Company Voting Agreement"); and (ii) each of the stockholders of AHM listed on Schedule B attached hereto ("AHM Significant Stockholders"), which collectively own approximately 27.2% of the outstanding shares of AHM

Common Stock, shall execute and deliver to the Company a voting agreement in substantially the form attached hereto as Exhibit B (the "AHM Voting Agreement").

            E. As a condition to the Closing (as defined in Section 1.2 below), the Company and TCW Investment Management Company (the "Manager") shall enter into a third amendment to that certain Management Agreement dated as of December 9, 1997 (as amended by the First Amendment to Management Agreement dated as of December 16, 1998 and as further amended by the Second Amendment to Management Agreement dated as of December 16, 1999), by and between the Company and the Manager, substantially in the form attached hereto as Exhibit C (the "Third Amendment to Management Agreement"), which shall provide, in part, that (x) immediately prior to the Closing, the Manager is entitled to receive from the Company the Termination Fee (as defined in Section 1.7(c) hereof), and (y) immediately upon receipt of the Termination Fee by the Manager (and without any further action or notice by the Company), the Management Agreement shall terminate. In order to provide for the payment of the Termination Fee immediately prior to the Closing, the Company and the Manager shall enter into an escrow agreement by and among the Company, the Manager and such escrow agent as the Company and the Manager shall mutually agree (the "Escrow Agent"), substantially in the form of Exhibit D hereto (the "Escrow Agreement"), which shall provide for, among other things, the deposit by the Company of $10,000,000 (the "Escrow Amount") in an account established with and maintained by the Escrow Agent (the "Escrow Account") no later than three (3) Business Days prior to the Initial Closing Date (as defined in Section 1.2 hereof), to be held and released in accordance with the terms and subject to the conditions contained in the Escrow Agreement.

            F. For United States federal income tax purposes, the parties hereto intend that the Merger will qualify as a reorganization and that this Agreement will constitute a "plan of reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code").

            G. AHM, New Holdco and the Company desire to make certain representations, warranties, covenants and agreements and the other transactions contemplated by this Agreement and also to prescribe various conditions to the Merger as specifically set forth herein.

            H. Certain terms used in this Agreement are defined in Section 9.11 hereof.

            NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

      1.1 The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the applicable provisions of the Maryland General Corporation Law, as amended ("MGCL"), the Company shall be merged with and into New Holdco at the Effective Time. At the Effective Time, the separate corporate existence of the Company shall cease and New Holdco shall continue as the surviving corporation (the "Surviving Corporation") in accordance with the MGCL.

      1.2 Closing; Closing Date. Subject to the provisions of this Agreement, the closing of the Merger (the "Closing") will take place at 10:00 a.m. (New York City time) on the Closing Date (as defined below). The Closing shall be held at the offices of O'Melveny & Myers LLP, 275 Battery Street, 26th Floor, San Francisco, California 94111, unless another place is agreed to in writing by the parties hereto. At the Closing, the documents, certificates, opinions and instruments referred to in Article VII hereof shall be executed and delivered to the applicable party.

            (a) For purposes of this Agreement:

                  (i) The "Initial Closing Date" shall mean a date as soon as practicable after, but in no event later than the fifth (5th) Business Day after, the satisfaction or waiver of the conditions set forth in Article VII hereof (excluding conditions that, by their terms, cannot be satisfied until the Closing), unless another time or date is agreed to in writing by the parties to this Agreement.

                  (ii) The "Closing Date" shall mean the Initial Closing Date; provided, however, that if (A) AHM makes the AHM Election (as defined in Section 1.7(b)(iv) below) or (B) the Company makes the Company Election (as defined in
Section 1.7(b)(v) below), then the Closing Date shall mean the second Business Day following the Initial Closing Date.

      1.3 Effective Time. Subject to the provisions of this Agreement, as soon as reasonably practicable on or after the Closing Date, the parties shall execute and file articles of merger or other appropriate documents (the "Articles of Merger"), in such form as required by and executed in accordance with the relevant provisions of the MGCL, and shall make all other filings, recordings and publications required under the MGCL in connection with the Merger. The Merger shall become effective on the date and at the time (the "Effective Time") that the Articles of Merger are accepted for record by the Department of Assessments and Taxation of Maryland (the "Maryland Department") under the MGCL, or at such later time as New Holdco and the Company shall agree should be specified in the Articles of Merger (not to exceed ten (10) days after the Articles of Merger are filed with the Maryland Department).

      1.4 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in Section 3-114 of the MGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and New Holdco will vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and New Holdco will become the debts, liabilities and duties of the Surviving Corporation; provided, however, upon consummation of the Merger, the Surviving Corporation shall be authorized to use the name "Apex Mortgage Capital, Inc." to the extent of the Company's rights to use the name "Apex Mortgage Capital, Inc.", for a period not to exceed six (6) months following the Effective Time, subject to the terms of the Settlement Agreement and Consent to Use Agreement contemplated to be entered into by the Company and others prior to Closing; thereafter, the Surviving Corporation shall not be authorized to use the names "Apex Mortgage Capital, Inc.", "Apex Mortgage", "Apex" or any derivative thereof.

      1.5 Organizational Documents. From and after the Effective Time, (a) the charter of New Holdco, substantially in the form of Exhibit E attached hereto, shall constitute the charter of the Surviving Corporation, until amended after the Effective Time in accordance with the relevant provisions of the MGCL; and
(b) the bylaws of New Holdco, substantially in the form of Exhibit F attached hereto, shall constitute the bylaws of the Surviving Corporation, until amended after the Effective Time in accordance with the relevant provisions of the MGCL and the charter and bylaws of the Surviving Corporation.

      1.6 Board of Directors of Surviving Corporation. At the Effective Time, each of the persons listed on Schedule C attached hereto shall be elected to the Board of Directors of the Surviving Corporation; provided that, New Holdco may, in its sole discretion, designate a member of the Company's Board of Directors (a "Company Nominee") to join the Board of Directors of the Surviving Corporation at the Effective Time. In the event that New Holdco designates a Company Nominee, and the Company Nominee agrees to serve on the Board of Directors of the Surviving Corporation, the Surviving Corporation shall take all actions necessary and appropriate to appoint the Company Nominee to the Board of Directors of the Surviving Corporation as of the Effective Time, including, without limitation, expanding the size of its Board of Directors by one (1) seat or causing one of its directors to resign as of the Effective Time.

      1.7 Effect on Capital Stock.

            (a) Company Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of AHM, New Holdco, the Company, or the holders of capital stock of any of them, each share of the common stock, $0.01 par value, of the Company (the "Company Common Stock"), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock that are owned or held by AHM, New Holdco, or any wholly-owned Subsidiary of AHM or New Holdco, which shall be cancelled as provided in Section 1.7(f) below) shall be converted into and become the following: (i) the number of shares of fully-paid and non-assessable shares of common stock, par value $0.01 per share, of New Holdco (the "New Holdco Common Stock") equal to the Exchange Ratio as defined below, plus (b) any cash in lieu of fractional shares of New Holdco Common Stock as set forth in Section 2.2(e) hereof (collectively, the "Merger Consideration").

            (b) The "Exchange Ratio" shall be determined as follows:

                  (i) subject to clause (iv) below, if the Average Price (as defined below) is greater than $21.86164, the Exchange Ratio shall equal a quotient (computed to the fifth decimal place), the numerator of which is the product of (A) the Book Value Per Share (as defined below) and (B) 1.075, and the denominator of which is $21.86164;

                  (ii) if the Average Price is less than or equal to $21.86164 and greater than or equal to $17.00350, the Exchange Ratio shall equal a quotient (computed to the fifth decimal place), the numerator of which is the product of (A) the Book Value Per Share and (B) 1.075, and the denominator of which is the Average Price;

                  (iii) subject to clause (v) below, if the Average Price is less than $17.00350, the Exchange Ratio shall equal a quotient (computed to the fifth decimal place), the numerator of which is the product of (A) the Book Value Per Share and (B) 1.075, and the denominator of which is $17.00350;

                  (iv) if the Average Price is greater than $24.29071, (A) AHM may notify the Company in writing of its election to terminate this Agreement pursuant to Section 8.1(d)(v) hereof (the "AHM Election"), and the Company shall have the option in its sole and absolute discretion, but not the obligation, to adjust the Exchange Ratio to be equal to the quotient (computed to the fifth decimal place), the numerator of which is the product of (x) the Book Value Per Share and (y) 1.19444, and the denominator of which is the Average Price, or (B) in the event that AHM does not elect to make the AHM Election, the Exchange Ratio shall equal a quotient (computed to the fifth decimal place), the numerator of which is the product of (I) the Book Value Per Share and (II) 1.075, and the denominator of which is $21.86164; and

                  (v) if the Average Price is less than $14.57443, (A) the Company may notify AHM in writing of its election to terminate this Agreement pursuant to Section 8.1(e)(v) hereof (the "Company Election"), and AHM shall have the option in its sole and absolute discretion, but not the obligation, to adjust the Exchange Ratio to be equal to the quotient (computed to the fifth decimal place), the numerator of which is the product of (x) the Book Value Per Share and (y) .92143, and the denominator of which is the Average Price, or (B) in the event that the Company does not make the Company Election, the Exchange Ratio shall equal a quotient (computed to the fifth decimal place), the numerator of which is the product of (I) the Book Value Per Share and (II) 1.075, and the denominator of which is $17.00350.

            (c) For purposes of this Agreement:

                  (i) The "Average Price " means an amount calculated prior to the Closing Date by taking the average (computed to the fifth decimal place) of the daily volume weighted averages of the trading prices of AHM Common Stock on The Nasdaq National Market ("NASDAQ"), as reported by Bloomberg Financial Markets, for the 10 consecutive trading days ending on and including the Determination Date (as defined below).

                  (ii) The "Notional Book Value" means the net book value of the Company on the Determination Date, which shall be equal to the marked-to-market assets of the Company minus the marked-to-market liabilities of the Company, such determination to be made in the manner provided in Schedule 1.7 attached hereto (the "Valuation Methodology") and in accordance with generally accepted accounting principles in the United States ("GAAP").

                  (iii) The "Notional Book Value Per Share" means the net book value per share of Company Common Stock on the Determination Date, which shall be equal to a quotient, the numerator of which is the Notional Book Value and the denominator of which is the number of issued and outstanding shares of Company Common Stock on the Determination Date.

                  (iv) The "Termination Fee" means forty percent (40%) of the difference between (A) the Notional Aggregate Consideration (as defined below) and (B) the Notional Book Value; provided, however, that in no event shall the Termination Fee exceed $10,000,000.

                  (v) The "Notional Aggregate Consideration" means the product of (A) the Average Price, (B) the Notional Exchange Ratio (as defined below) and
(C) the number of shares of Company Common Stock outstanding as of the Determination Date.

                  (vi) The "Notional Exchange Ratio" shall be calculated as follows:

                        (A) if the Average Price is greater than $21.86164, the Notional Exchange Ratio shall equal a quotient (computed to the fifth decimal place), the numerator of which is the product of (1) the Notional Book Value Per Share (as defined below) and (2) 1.075, and the denominator of which is $21.86164;

                        (B) if the Average Price is less than or equal to $21.86164 and greater than or equal to $17.00350, the Notional Exchange Ratio shall equal a quotient (computed to the fifth decimal place), the numerator of which is the product of (1) the Notional Book Value Per Share and (2) 1.075, and the denominator of which is the Average Price;

                        (C) if the Average Price is less than $17.00350, the Notional Exchange Ratio shall equal a quotient (computed to the fifth decimal place), the numerator of which is the product of (1) the Notional Book Value Per Share and (2) 1.075, and the denominator of which is $17.00350;

                        (D) if the Average Price is greater than $24.29071, the Notional Exchange Ratio to be equal to the quotient (computed to the fifth decimal place), the numerator of which is the product of (1) the Notional Book Value Per Share and (2) 1.19444, and the denominator of which is the Average Price; and

                        (E) if the Average Price is less than $14.57443, the Notional Exchange Ratio to be equal to the quotient (computed to the fifth decimal place), the numerator of which is the product of (1) the Notional Book Value Per Share and (2) .92143, and the denominator of which is the Average Price.

                  (vii) The "Determination Date" means the trading day immediately preceding the Initial Closing Date.

                  (viii) The "Book Value" means (A) the Notional Book Value plus
(B) the Escrow Amount (plus accrued interest thereon through the Closing Date and net of any applicable fees and expenses, as allocated in the Escrow Agreement), minus (C) the Termination Fee.

                  (ix) The "Book Value Per Share" means the net book value per share of Company Common Stock on the Determination Date, which shall be equal to a quotient, the numerator of which is the Book Value and the denominator of which is the number of issued and outstanding shares of Company Common Stock on the Determination Date.

                  (x) References to shares of Company Common Stock include, unless the context requires otherwise, the associated rights (individually, a "Company Right" and collectively, the "Company Rights") to purchase shares of Series A Junior Participating Preferred Stock (the "Company Preferred Stock" and, together with the Company Common Stock, the "Company Capital Stock") issued pursuant to the Stockholder Rights Agreement dated as of July 19, 1999, as amended (the "Company Rights Plan"), by and between the Company and The Bank of New York, as rights agent.

            (d) Treatment of Company Options. The Company shall cause each unvested Company Option (as defined in Section 3.2 hereof) to become vested as of the Effective Time, and each Company Option that shall not have been exercised as of the Effective Time shall be terminated at the Effective Time and shall not be assumed by the Surviving Corporation.

            (e) Adjustment of Exchange Ratio. The Exchange Ratio shall be proportionately and equitably adjusted to reflect fully (i) the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into AHM Common Stock, Company Common Stock or New Holdco Common Stock, as applicable), reorganization, recapitalization, subdivision, reclassification, combination, exchange of shares of similar transaction with respect to AHM Common Stock, Company Common Stock or New Holdco Common Stock occurring after the Determination Date and at or prior to the Effective Time, and (ii) any Company Options exercised after the Determination Date and at or prior to the Effective Time ("Exercised Company Options"), it being expressly agreed and acknowledged by the parties that (x) any shares of Company Common Stock issued pursuant to Exercised Company Options shall be reflected in the denominator for purposes of calculating the "Book Value Per Share" for all purposes under this Agreement and (y) any amounts paid to the Company in respect of the respective exercise prices of the Exercised Company Options shall be reflected in the marked-to-market assets of the Company for purposes of calculating the "Book Value" for all purposes under this Agreement.

            (f) Cancellation of shares of Company Common Stock held by AHM, New Holdco or their Subsidiaries. Each outstanding share of Company Common Stock that is owned or held directly or indirectly by AHM, New Holdco or any of their respective Subsidiaries at the Effective Time shall, by virtue of the Merger, cease to be outstanding and shall be canceled and no payment or other consideration shall be delivered in exchange therefor.

      1.8 Further Assurances. At and after the Effective Time, the directors and officers of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or New Holdco, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or New Holdco, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

      1.9 Tax Consequences. It is intended that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code and that this Agreement shall constitute a "plan of reorganization" for purposes of the Code.

                                   ARTICLE II

                            EXCHANGE OF CERTIFICATES

      2.1 Exchange Fund. At or prior to the Effective Time, New Holdco shall deposit, or shall cause to be deposited, with a bank or trust company reasonably acceptable to the Company (the "Exchange Agent"), for the benefit of the holders of Certificates, for exchange in accordance with this Article II, certificates representing the shares of New Holdco Common Stock and AHM shall deposit an amount of cash reasonably estimated to be paid in lieu of all fractional shares (the cash payable in lieu of fractional shares and certificates for shares of New Holdco Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") to be issued pursuant to Section 1.7 hereof and paid pursuant to Section 2.2(a) hereof in exchange for outstanding shares of Company Common Stock. The Exchange Agent shall agree to hold the Exchange Fund for delivery as contemplated by this
Article II.

      2.2 Exchange of Shares.

            (a) Exchange. As soon as practicable after the Effective Time, and in no event later than ten (10) Business Days thereafter, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates in exchange for certificates representing the shares of New Holdco Common Stock and the cash in lieu of fractional shares, if any, into which the shares of Company Common Stock represented by such Certificate or Certificates shall have been converted pursuant to this Agreement. Upon proper surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefore, as applicable, (i) a certificate representing that number of shares of New Holdco Common Stock, if any, to which such holder shall have become entitled pursuant to the provisions of Article I hereof, and (ii) a check representing the amount of cash in lieu of fractional shares and dividends or other distributions on such number of shares of New Holdco Common Stock, if any, which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of this
Article II, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to holders of Certificates.

            (b) Dividends. No dividends or other distributions with a record date after the Effective Time with respect to shares of New Holdco Common Stock shall be paid to the holder of any unsurrendered Certificate until the holder thereof shall surrender such Certificate in accordance with this Article II. After the surrender of a Certificate in accordance with this Article II, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of New Holdco Common Stock represented by such Certificate.

            (c) Other Names. If any certificate representing shares of New Holdco Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefore is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance of a certificate representing shares of New Holdco Common Stock in any name other than that of the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

            (d) No Further Transfers. At or after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for as provided in this Article II.

            (e) Cash in Lieu of Fractional Shares. Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of New Holdco Common Stock shall be issued upon the surrender for exchange of Certificates, no dividend or distribution with respect to shares of New Holdco Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of New Holdco. In lieu of the issuance of any such fractional share, New Holdco shall pay to each former stockholder of the Company who otherwise would be entitled to receive such fractional share an amount in cash determined by multiplying (i) the Average Price by (ii) the fraction of a share of New Holdco Common Stock to which such holder would otherwise be entitled pursuant to Section 1.7 hereof.

            (f) Unclaimed Funds. Any portion of the Exchange Fund that remains unclaimed by the stockholders of the Company for nine (9) months after the Effective Time shall be paid to New Holdco. Any stockholders of the Company who have not theretofore complied with this Article II shall thereafter look only to New Holdco for payment of shares of New Holdco Common Stock, cash in lieu of any fractional shares and unpaid dividends and other distributions on the shares of New Holdco Common Stock deliverable in respect of each share of Company Common Stock that such stockholder holds, as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding anything to the contrary contained herein, none of New Holdco, the Company, the Exchange Agent or any other person shall be liable to any former holder of a share of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

            (g) Lost Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by New Holdco, the posting by such person of a bond in such amount as New Holdco may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate of shares of New Holdco Common Stock and cash in lieu of fractional shares and dividends and other distributions on shares of New Holdco Common Stock deliverable in respect thereof pursuant to this Agreement.

      2.3 Investment of the Exchange Fund. The Exchange Agent shall invest any cash included in the Exchange Fund only in one or more of the following investments as directed by the Surviving Corporation from time to time: (i) obligations of the United States government maturing not more than thirty (30) days after the date of purchase; (ii) certificates of deposit maturing not more than thirty (30) days after the date of purchase issued by a bank organized under the laws of the United States or any state thereof having a combined capital and surplus of at least One Billion Dollars ($1,000,000,000); (iii) a money market fund having assets of at least One Hundred Million Dollars ($100,000,000); or (iv) tax-exempt or corporate debt obligations maturing not more than thirty (30) days after the date of purchase given the highest investment grade rating by Standard & Poor's and Moody's Investor Service. Any interest and other income resulting from such investments shall promptly be paid to the Surviving Corporation.

      2.4 Withholding Rights. Each of the Surviving Corporation and New Holdco shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax Law or Order. To the extent that amounts are so withheld by the Surviving Corporation or New Holdco, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of a Certificate in respect of which such deduction and withholding was made by the Surviving Corporation or New Holdco, as the case may be.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as set forth in the Disclosure Schedule (provided that an item on such Disclosure Schedule shall be deemed to qualify only the particular Section or sections of this Article III specified for such item, unless it is reasonably apparent that the disclosure or statement in one Section of the Disclosure Schedule should apply to one or more sections thereof) delivered by the Company to AHM prior to the execution of this Agreement (the "Company Disclosure Schedule"), the Company represents and warrants to AHM and New Holdco as follows:

      3.1 Organization, Standing and Power of the Company. The Company is a corporation duly organized and validly existing under the Laws of Maryland, with the corporate power and authority to carry on its business as now being conducted. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except for such failures to be so qualified or licensed, individually or in the aggregate, that would not have a Material Adverse Effect on the Company. The Company has previously made available to AHM complete and correct copies of (a) the charter of the Company, as amended to the date of this Agreement (the "Company Charter") and (b) bylaws of the Company, as amended to the date of this Agreement.

      3.2 Capital Structure; Subsidiaries.

            (a) As of the date of this Agreement, the authorized capital stock of the Company (the "Company Capital Stock") consists of 100,000,000 shares of Company Common Stock of which 29,857,000 shares of Company Common Stock are outstanding, and 50,000,000 shares of Company Preferred Stock, none of which are outstanding. All issued and outstanding shares of Company Capital Stock are duly authorized, validly issued, fully paid and nonassessable, and no class of Company Capital Stock is entitled to preemptive rights. As of the date of this Agreement, there are outstanding no options, warrants or other rights to acquire Company Capital Stock other than options to acquire 791,000 shares of Company Common Stock (each, a "Company Option") issued pursuant to the Company's Amended and Restated 1997 Stock Option Plan (the "the Company Stock Option Plan"). As of the date of this Agreement, 1,000,000 shares of Company Common Stock are reserved for issuance pursuant to the Company Stock Option Plan. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.

            (b) As of the date of this Agreement, no bonds, debentures, notes or other indebtedness of the Company are issued or outstanding.

            (c) Except as set forth in this Section 3.2, as of the date of this Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party, or by which it is bound, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of Company Capital Stock or other voting securities of the Company or, securities convertible into or exchangeable for shares of Company Capital Stock or other voting securities of the Company, or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. As of the date of this Agreement, there are no outstanding obligations of the Company (i) to repurchase, redeem or otherwise acquire any shares of Company Capital Stock or any other voting securities of the Company, or (ii) to make any equity investment in any other Person.

            (d) All dividends on shares of Company Common Stock that have been declared prior to the date of this Agreement have been paid in full.

            (e) The Company has no Subsidiaries. The Company does not own, directly or indirectly, any capital stock or other securities (whether voting or otherwise) or other ownership interest in any corporation, joint stock company, partnership, limited partnership, limited liability company, joint venture or other entity.

      3.3 Authority; No Violations.

            (a) The Company has the requisite corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Transactions, subject to obtaining the Company Stockholder Approval (as defined in Section 3.17 hereof). Both the execution and the delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, except for and subject to the Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors' rights and general principles of equity.

            (b) Both the execution and the delivery of the Transaction Documents by the Company do not, and the consummation of the Transactions and compliance with the provisions hereof and thereof, will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of a material benefit under, or give rise to a right of purchase under, result in the creation of any Lien upon any of the properties or assets of the Company, require the consent or approval of any third party or otherwise result in a material detriment to the Company (any such conflict, violation, default, termination, cancellation, acceleration, right or detriment being a "Violation") under, any provision of (i) the charter or bylaws or other comparable organizational documents of the Company, or (ii) assuming the Company Stockholder Approval, and other consents, approvals, authorizations, registrations, or permits and filings or notifications referred to in Section 3.3(c) below (the "Required

Company Consents") are duly and timely obtained or made, any Material Contracts, any Laws or Orders applicable to the Company, or any of its properties or assets, any permit, concession, franchise, license or other governmental authorization applicable to the Company, or any agreement, instrument, permit, concession, franchise or license applicable to the Company, other than, in the case of clause (ii) any such Violations that, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

            (c) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), is required by or with respect to the Company in connection with either the execution or the delivery of the Transaction Documents by the Company or the consummation by the Company of the Transactions, except for: (i) the filing with the Securities and Exchange Commission (the "SEC") of a joint proxy statement/prospectus in preliminary and definitive form (the "Joint Proxy Statement/Prospectus") relating to the Company Stockholders Meeting (as defined in Section 6.3 below) to be held in connection with the Merger, and such other compliance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), as may be required in connection with the Transaction Documents and the Transactions; (ii) the filing of the Articles of Merger with, and the acceptance for record of the Articles of Merger by, the Maryland Department; (iii) filings with AMEX; (iv) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover laws, or environmental laws; (v) the filing, if applicable, of a pre-merger notification and report by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the expiration or termination of the applicable waiting period thereunder; and (vi) such consents, approvals, Orders, authorizations, registrations, declarations and filings the failure of which to make or obtain would not, individually or in the aggregate, have a Material Adverse Effect on the Surviving Corporation or AHM following consummation of the Merger.

      3.4 Company SEC Reports; Financial Statements.

            (a) The Company has filed all required reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") since January 1, 2000 (collectively, including all exhibits thereto, the "Company SEC Reports"). As of their respective dates, with respect to Company SEC Reports filed pursuant to the Exchange Act, and as of their respective effective dates, as to Company SEC Reports filed pursuant to the Securities Act (and, if amended or superseded by a filing or effectiveness prior to the date of this Agreement or the Closing Date, then on the date of such filing or effectiveness, as appropriate), the Company SEC Reports (a) complied, or, with respect to those not yet filed, will comply, in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and (b) did not, or, with respect to those not yet filed, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b) Each of the audited financial statements and unaudited interim financial statements included in or incorporated by reference into the Company SEC Reports (including the related notes and schedules) presents fairly, in all material respects, the financial position and results of operations and cash flows, as the case may be, of the Company as of their respective dates or for the respective periods set forth therein, all prepared in accordance with GAAP consistently applied during the periods involved except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal and recurring year-end adjustments that have not been and are not expected to be material in amount.

      3.5 Absence of Liabilities. Except for liabilities or obligations which are accrued or reserved against in the Company's most recent financial statements (or in the related notes thereto) included in the Company SEC Reports or which were incurred in the ordinary course of business and consistent with past practices since the date of the Company's most recent financial statements included in the Company SEC Reports, or constitute obligations owed to officers, directors or employees that will become due as a result of the consummation of the Transactions and which are listed on Schedule 3.5 of the Company Disclosure Schedule, the Company does not have any material liabilities or obligations (whether absolute, accrued, contingent or otherwise) of a nature required to be reflected on, or reserved against in, a balance sheet of the Company or in the notes thereto, prepared in accordance with GAAP consistently applied.

      3.6 Compliance. Except as set forth in the Company SEC Reports, the Company is not in violation of, is not, to the knowledge of the Company, under investigation with respect to any violation of, or has not been given notice or threatened with any violation of, any Laws or Orders, except for violations or possible violations which would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company has all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct its businesses as presently conducted, except for such permits, licenses, franchises and other governmental authorizations, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company is not in breach or violation of, or in default in the performance or observance of (a) any provision of its charter or bylaws or similar governing document, or (b) except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, any Company Material Contract, permit, license, franchise or other governmental authorization, consent or approval applicable to the Company or its respective properties or assets.

      3.7 Absence of Certain Changes or Events. Except as disclosed in the Company SEC Reports and except as contemplated in the Transaction Documents and the Transactions, since the date of the most recent audited financial statements included in the Company SEC Reports (the "Company Financial Statement Date") through the date of this Agreement, (a) the Company has conducted its business only in the ordinary course (taking into account prior practices, including the acquisition and disposition of properties and issuance of securities), consistent with past practices, and (b) there has not been any event, occurrence, development or state of circumstances or facts that has had, or would, individually or in the aggregate, have a Material Adverse Effect on the Company.

      3.8 Taxes.

            (a) (i) All material Tax Returns required to be filed by, or with respect to, the Company have been, or in the case of material Tax Returns the due date for filing of which is after the date of this Agreement and before the Closing Date (taking into account any available extensions), will be, timely filed with appropriate Governmental Entities and all such Tax Returns are, or in the case of such Tax Returns not yet filled, will be, true, correct and complete in all material respects, and (ii) all material Taxes that were shown to be due on such Tax Returns have been, or in the case of material Taxes due after the date of this Agreement and before the Closing Date (taking into account any available extensions), will be, timely paid.

            (b) There are no ongoing federal, state, local or foreign audits or examinations of any Tax Return of the Company and, to the knowledge of the Company, no audits or examinations have been proposed by any taxing authority.

            (c) The most recent financial statements contained in the Company SEC Reports reflect an adequate reserve for all Taxes payable by the Company for all Taxable periods and portions thereof through the date of such financial statements. No deficiencies for any Taxes have been proposed, asserted or assessed against the Company that are not adequately reserved for, and there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against the Company, and no power of attorney granted by the Company with respect to any Taxes is currently in force.

            (d) The Company is not a party to any agreement providing for the allocation or sharing of Taxes.

            (e) There are no material Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of the Company.

            (f) Since the Company Financial Statement Date, the Company has incurred no material liability for Taxes under Sections 857(b), 857(f), 860(c) or 4981 of the Code, including without limitation any Tax arising from a prohibited transaction described in Section 857(b)(6) of the Code. The Company does not hold any material asset the disposition of which would be subject to rules similar to Section 1374 of the Code under the provisions of Treas. Reg. ss. 1.337(d)-7T, other than as set forth on Schedule 3.8(f) of the Company Disclosure Schedule.

            (g) The Company (i) for all taxable years commencing with its initial taxable year through December 31, 2002 has been properly subject to taxation as a real estate investment trust (a "REIT") within the meaning of Sections 856-860 of the Code and has qualified as a REIT for such years, (ii) has operated since December 31, 2002, and will continue to operate to the Closing, in such a manner as to qualify as a REIT (determined without regard to the dividends paid deduction requirements for the current year) for the taxable year beginning January 1, 2003 and ending as of the Closing Date, and (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT, and no such challenge is pending or to the Company's knowledge threatened.

            (h) The Company has not taken or agreed to take any action that (without regard to any action taken or agreed to be taken by AHM or any of its Affiliates) would prevent the Transactions from qualifying as a reorganization within the meaning of Section 368(a) of the Code. The Company has no knowledge of any agreement, plan or other circumstance that would prevent the Transactions from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

            (i) The Company has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, and Subtitle C of the Code or similar provisions under any state or foreign laws) and has, within the time period prescribed by law, withheld and paid over to the proper Governmental Entities all material amounts required to be so withheld and paid over under applicable laws and regulations.

            (j) No event has occurred, and no circumstance exists with respect to the Company, which presents a material risk that any material Tax will be imposed on the Company pursuant to Sections 857 or 4981 of the Code or as a result of a failure to qualify as a REIT.

            (k) The Company has not entered into nor is subject, directly or indirectly, to any Company Tax Protection Agreements. As used herein, a "Company Tax Protection Agreement" is an agreement, oral or written, (A) that has as one of its purposes to permit a person or entity to take the position that such person or entity could defer federal taxable income that otherwise might have been recognized upon a transfer of property to a partnership of which the Company is a partner or to any other Subsidiary of the Company that is treated as a partnership for federal income tax purposes, and that (i) prohibits or restricts in any manner the disposition of any assets of the Company, (ii) requires that the Company maintain, or put in place, or replace, indebtedness, whether or not secured by one or more of the Company's assets, or (iii) requires that the Company offer to any person or entity at any time the opportunity to guarantee, indemnify against or otherwise assume, directly or indirectly, the risk of loss for federal income tax purposes for indebtedness or other liabilities of the Company, (B) that specifies or relates to a method of taking into account book tax disparities under Section 704(c) of the Code with respect to one or more assets of the Company, or (C) that requires a particular method for allocating one or more liabilities of the Company under Section 752 of the Code. The Company is not in violation of or in default under any Company Tax Protection Agreement.

            (l) For purposes of this Agreement:

                  (i) "Taxes" means any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any local, municipal, state, foreign, Federal or other Governmental Entity, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added.

                  (ii) "Tax Return" means any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Taxes.

      3.9 Investment Company Act. The Company is not (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended,

(b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (c) subject to regulation under the Federal Power Act or the Interstate Commerce Act.

      3.10 Mortgage Backed Securities.

            (a) The Company is on the date hereof the sole owner of each of the mortgage backed securities ("MBS") identified on Schedule 3.10 of the Company Disclosure Schedule ("Company MBS") and the related certificates and other instruments evidencing ownership of the Company MBS (the "Company MBS Certificates"), free and clear of any adverse claims or Liens (including, without limitation, Liens arising under the federal tax laws or the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder ("ERISA")), other than any Company Permitted Liens. The term "Company Permitted Liens" shall mean (i) Liens set forth in the Company Disclosure Schedule, (ii) statutory Liens arising out of operation of Law with respect to a Liability incurred in the ordinary course of business and which is not delinquent; (iii) such Liens and other imperfections of title as do not detract from the value or impair the use of the property subject thereto or make such property unmarketable; (iv) mechanics' carriers', workmens', repairmens' or materialmens' Liens that are not delinquent, and (v) other Liens and other limitations of any kind, if any, which, individually or in the aggregate, are not in excess of $5 million.

            (b) To the knowledge of the Company, the Company is not in default in the performance of any of its obligations under any pooling and servicing agreements, trust and servicing agreements, trust agreements, servicing agreements or other similar documents providing for the creation of the MBS or the servicing of the mortgage loans underlying the MBS (the "Company Principal MBS Agreements") and has not received any notice of any default by any master or special servicer of any Company MBS the effect of which, individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect on the Company.

            (c) As of the date hereof, there are no material agreements (other than Company Principal MBS Agreements) between the Company and the master servicer or any special servicer with respect to any series of Company MBS.

      3.11 Mortgage Loans. Other than through MBS, the Company does not own any mortgage loans.

      3.12 Insurance. The Company is insured with financially responsible insurers in such amounts and against such risks and losses as are (a) customary in all material respects for companies in the United States conducting the business conducted by the Company, (b) required to be maintained by the Company under the terms of any Contract with respect to the borrowing of money to which the Company is a party or by which any of its respective properties are bound, and (c) required to be maintained pursuant to all applicable Laws and Orders, except for (in the case of clause (c)) such insurance the absence of which would not have a Material Adverse Effect on the Company. The Company has not received any notice of cancellation or termination with respect to any material insurance policy of the Company. The Company has fulfilled all of its obligations under each material insurance policy, including the timely payment of premiums, other than such failures to fulfill its obligations that would not, individually or in the aggregate reduce or nullify the benefits under such policy.

      3.13 Opinion of Company Financial Advisor. The Company has received the opinion of UBS Warburg LLC (the "Company Financial Advisor"), dated the date of this Agreement, to the effect that, as of such date, the Exchange Ratio is fair, from a financial point of view, to the stockholders of the Company, a draft copy of which opinion has been made available to AHM (the "Draft Opinion of Company Financial Advisor").

      3.14 Brokers or Finders. No agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker's or finder's fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement, except the Company Financial Advisor, whose fees and expenses will be paid by the Company in accordance with the Company's agreement with such firm, based upon arrangements made by or on behalf of the Company.

      3.15 Litigation. As of the date hereof, there are no claims, actions, suits, proceedings or investigations (collectively, "Claims") pending or, to the Company's knowledge, threatened against the Company, or any properties or rights of the Company, by or before any Governmental Entity, other than Claims that would not have a Material Adverse Effect on the Company. To the Company's knowledge, there are no such Claims pending or threatened against the Company as of the date hereof. There is no judgment, decree, injunction or order of any Governmental Entity applicable to the Company that, when taken together with the Claims, would have a Material Adverse Effect on the Company. Schedule 3.15 of the Company Disclosure Schedule sets forth all Claims which are pending or, to the knowledge of the Company, threatened against the Company as of the date hereof.

      3.16 Employee Benefit Plans; ERISA.

            (a) The Company has no employees and, except for the Company Stock Option Plan, there is no Plan entered into, established, maintained, sponsored, contributed to or required to be contributed to by the Company for the benefit of the current or former employees or directors of the Company and existing on the date of this Agreement or at any time subsequent thereto and on or prior to the Effective Time and, in the case of a Plan which is subject to Part 3 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA, at any time during the five-year period preceding the date of this Agreement. Each Company Option will either be exercised or will terminate or be terminated upon or prior to the Effective Time.

            (b) For purposes of this Agreement, "Plan" means any employment, bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, medical, accident, disability, workmen's compensation or other insurance, severance, separation, termination, change of control or other benefit plan, agreement, practice, policy, program or arrangement of any kind, whether written or oral, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

      3.17 Vote Required. The affirmative vote of the holders of two-thirds of the outstanding shares of Company Common Stock entitled to vote thereon (the "Company Stockholder Approval") is the only vote of the holders of any class or series of the Company's equity interests necessary to approve the Merger. The Board of Directors of the Company, based on the approval and recommendation of the Special Committee (which approval and recommendation was a condition to the approval of the Company's Board of Directors set forth in clause (a) of this sentence), at a meeting duly called and held, subject to its right to withdraw its support of the Merger and recommend a Superior Proposal (as defined in Section 6.6 hereof), (a) determined that this Agreement and the Transactions, including the Merger, are fair to, and in the best interests of, the stockholders of the Company, (b) approved this Agreement and the Merger, (c) has declared that this Agreement and the Merger are advisable, and (d) resolved to recommend that the holders of Company Common Stock approve the Merger. 3.18 Material Contracts.

            (a) Except as set forth on Schedule 3.18(a) of the Company Disclosure Schedule, all material contracts required to be described in Item 601(b)(1) of Regulation S-K to which the Company is a party or may be bound have been filed as exhibits to, or incorporated by reference in, the Company SEC Reports (collectively, the "Company Material Contracts").

            (b) As of the date of this Agreement, (i) there is no breach or violation of or default by the Company under any of the Company Material Contracts, except such breaches, violations and defaults as have been waived, and (ii) no event has occurred with respect to the Company which, with notice or lapse of time or both, could reasonably be expected to constitute a breach, violation or default, or give rise to a right of termination, modification, cancellation, foreclosure, imposition of a lien, prepayment or acceleration under any of the Company Material Contracts, which breach, violation or default referred to in clauses (i) or (ii), individually or in the aggregate with other such breaches, violations or defaults referred to in clauses (i) or (ii), would cause a Material Adverse Effect on the Company. True copies of the Company Material Contracts in effect as of the date hereof have been delivered or made available to AHM.

      3.19 Company Rights Plan Inapplicable. The Company has taken all actions necessary or appropriate under the Company Rights Plan so that (i) neither AHM nor New Holdco shall be deemed an "Acquiring Person" as a result of the transactions contemplated hereby, and (ii) the entering into this Agreement and the consummation of the Transactions, including the Merger, will not result in the grant of any rights to any person under the Company Rights Plan or enable or require the Company Rights to be exercised, distributed or triggered.

      3.20 Certain Agreements. The Company is not a party to any oral or written agreement or plan any of the benefits of which will be increased, or the vesting or exercisability of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement either alone or upon the occurrence of any additional or further acts or events.

      3.21 No Material Adverse Effect. Since January 1, 2000, except as disclosed in the Company SEC Reports, to the knowledge of the Company, no fact, circumstance or condition has arisen or existed that could reasonably be expected to result in a Material Adverse Effect on the Company.

      3.22 Ownership of Company Common Stock by Manager. As of the date of this Agreement, neither the Manager nor any Affiliate of the Manager that is an entity (and not an individual or fund) owns shares of Company Common Stock, except for TCW Capital Investment Corporation, which owns 300,000 shares of Company Common Stock.

                                   ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF AHM AND NEW HOLDCO

      Except as set forth in the Disclosure Schedule (provided that an item on such Disclosure Schedule shall be deemed to qualify only the particular Section or sections of this Article IV specified for such item, unless it is reasonably apparent that the disclosure or statement in one Section of the Disclosure Schedule should apply to one or more sections thereof) delivered by AHM and New Holdco to the Company prior to the execution of this Agreement (the "AHM Disclosure Schedule"), AHM and New Holdco represent and warrant to the Company as follows:

      4.1 Organization, Standing and Power. New Holdco, AHM and each Subsidiary of AHM and New Holdco is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, with corporate, partnership or limited liability company power and authority to carry on its business as now being conducted. New Holdco, AHM and each Subsidiary of AHM and New Holdco is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except for such failures of New Holdco, AHM and each Subsidiary of AHM and New Holdco to be so qualified or licensed, individually or in the aggregate, that would not have a Material Adverse Effect on AHM. AHM has previously made available to the Company complete and correct copies of New Holdco's, AHM's and each Subsidiary of AHM's and New Holdco's organizational documents as amended to and in effect on the date of this Agreement.

      4.2 Capital Structure; Subsidiaries.

            (a) As of the date of this Agreement, the authorized capital stock of AHM consists of 19,000,000 shares of AHM Common Stock, of which 17,210,545 shares of AHM Common Stock are outstanding, and 1,000,000 shares of preferred stock, par value $1.00, of AHM (the "AHM Preferred Stock" and, together with the AHM Common Stock, the "AHM Capital Stock"), none of which are outstanding. All issued and outstanding shares of AHM Capital Stock are duly authorized, validly issued, fully paid and nonassessable, and no class of AHM Capital Stock is entitled to preemptive rights. As of the date of this Agreement, there are outstanding no options, warrants or other rights to acquire AHM Capital Stock other than options to acquire 993,720 shares of AHM Common stock and warrants to acquire 50,000 shares of AHM Common Stock.

            (b) As of the date of this Agreement, the authorized capital stock of New Holdco consists of 100 shares of New Holdco Common Stock, of which 10 shares of New Holdco Common Stock are outstanding.

Immediately prior to the Effective Time, the authorized capital stock of New Holdco shall consist of 100,000,000 shares of New Holdco Common Stock, and 10,000,000 shares of preferred stock, par value $0.01, of New Holdco (the "New Holdco Preferred Stock" and, together with the New Holdco Common Stock, the "New Holdco Capital Stock"). As of the date of this Agreement, all issued and outstanding shares of New Holdco Capital Stock are duly authorized, validly issued, fully paid and nonassessable, and no class of New Holdco Common Stock is entitled to preemptive rights. As of the date of this Agreement, there are outstanding no options, warrants or other rights to acquire New Holdco Common Stock.

            (c) As of the date of this Agreement, no bonds, debentures, notes or other indebtedness of New Holdco, AHM or any Subsidiary of AHM or New Holdco having the right to vote on any matters on which stockholders may vote are issued or outstanding.

            (d) Except as set forth on Schedule 4.2(d) of the AHM Disclosure Schedule, as of the date of this Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which (i) AHM is a party, or by which it is bound, obligating AHM to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of AHM Capital Stock or other voting securities of AHM or, securities convertible into or exchangeable for shares of AHM Capital Stock or other voting securities of AHM, or obligating AHM to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking; or (ii) New Holdco is a party, or by which it is bound, obligating New Holdco to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of New Holdco Common Stock or other voting securities of New Holdco or, securities convertible into or exchangeable for shares of New Holdco Common Stock or other voting securities of New Holdco, or obligating New Holdco to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. As of the date of this Agreement, there are no outstanding obligations of (A) AHM (I) to repurchase, redeem or otherwise acquire any shares of AHM Capital Stock or any other voting securities of AHM, or (II) to make any equity investment in any other Person; or (B) New Holdco (x) to repurchase, redeem or otherwise acquire any shares of New Holdco Common Stock or any other voting securities of New Holdco, or (y) to make any equity investment in any other Person (other than pursuant to the Reorganization).

            (e) Except as set forth on Schedule 4.2(e) of the AHM Disclosure Schedule, all dividends on shares of AHM Common Stock and New Holdco Common Stock that have been declared prior to the date of this Agreement have been paid in full.

            (f) Schedule 4.2(f) of the AHM Disclosure Schedule contains a list of each Subsidiary of AHM and New Holdco, its jurisdiction of incorporation or organization and their respective holdings of each such Subsidiary by AHM and/or New Holdco, as applicable. All the issued and outstanding shares of capital stock or other securities (whether voting or otherwise) of each Subsidiary of AHM and New Holdco have been validly issued and are fully paid and nonassessable and are owned as set forth on Schedule 4.2(f) of the AHM Disclosure Schedule, free and clear of any Liens. Except as set forth on Schedule 4.2(f), each Subsidiary of AHM is wholly-owned by AHM, each Subsidiary of New Holdco is wholly-owned by New Holdco, and no other person owns any rights to purchase capital stock or other securities (whether voting or otherwise) in any of AHM's Subsidiaries or New Holdco's Subsidiaries. Except for the capital stock of its Subsidiaries, AHM does not own, directly or indirectly, any capital stock or other securities (whether voting or otherwise) or other ownership interest in any corporation, joint stock company, partnership, limited partnership, limited liability company, joint venture or other entity.

      4.3 Authority; No Violations.

            (a) AHM and New Holdco have the requisite corporate power and corporate authority to execute and deliver this Agreement and to perform their respective obligations hereunder and to consummate the transactions contemplated hereby, subject, in the case of AHM, to obtaining the AHM Stockholder Approval. Both the execution and the delivery of this Agreement by AHM and New Holdco and the consummation by AHM and New Holdco of the Transactions have been duly authorized by all necessary corporate action on the part of AHM and New Holdco, except for and subject to the AHM Stockholder Approval. This Agreement has been duly executed and delivered by AHM and New Holdco and constitutes a valid and binding obligation of AHM and New Holdco, enforceable against AHM and New Holdco in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors' rights and general principles of equity.

            (b) Both the execution and the delivery of the Transaction Documents by AHM or each applicable Subsidiary of AHM do not, and the consummation of the Transactions (including, without limitation, the Reorganization) and compliance with the provisions hereof or thereof, will not result in a Violation under, any provision of (i) the charter or bylaws or other comparable organizational documents of New Holdco, AHM or any Subsidiary of AHM or New Holdco, (ii) assuming the consents, approvals, authorizations, registrations, or permits and filings or notifications referred to in Section 4.3(c) below (the "Required AHM Consents") are duly and timely obtained or made, any AHM Material Contracts, any Laws or Orders applicable to AHM or any of its or New Holdco's Subsidiaries, or any of their properties or assets, any permit, concession, franchise, license or other governmental authorization applicable to New Holdco, AHM or any Subsidiary of AHM or New Holdco, or any reciprocal easement agreement, lease, joint venture agreement, development agreement, benefit plan or other agreement, instrument, permit, concession, franchise or license applicable to New Holdco, AHM or any Subsidiary of AHM or New Holdco, other than, in the case of clause (ii) any such Violations that, individually or in the aggregate, would not have a Material Adverse Effect on New Holdco or AHM.

            (c) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity, is required by or with respect to New Holdco, AHM or any Subsidiary of AHM or New Holdco in connection with either the execution or the delivery of the Transaction Documents by New Holdco, AHM or any Subsidiary of AHM or New Holdco or the consummation by New Holdco, AHM or any Subsidiary of AHM or New Holdco of the Transactions, except for: (i) the filing with the SEC of (A) the registration statement on Form S-4 pursuant to which the issuance of shares of New Holdco Common Stock to be issued in the Merger will be registered under the Securities Act (the "Registration Statement"), of which the Joint Proxy Statement/Prospectus will form a part, and (B) such reports under Section 13(a) of the Exchange Act and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with the Transaction Documents and the transactions contemplated hereby or thereby; (ii) the filing of the Articles of Merger with, and the acceptance for record of the Articles of Merger by, the Maryland Department; (iii) the filing of articles of merger with the Maryland Department in connection with the Merger; (iv) the filing of the Certificate of Merger with the Delaware Secretary of State in connection with the Reorganization; (v) filings with the NASDAQ or the making of an application for listing on the New York Stock Exchange (the "NYSE"), as determined by AHM; (vi) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover laws, or environmental laws;
(vii) the filing, if applicable, of a pre-merger notification and report under the HSR Act, and the expiration or termination of the applicable waiting period thereunder; (viii) consents from various state mortgage lending regulators approving the change of control resulting from the Reorganization, (ix) consents set forth on Schedule 4.3(c) of the AHM Disclosure Schedule, and (x) such other consents, approvals, Orders, authorizations, registrations, declarations and filings the failure of which to make or obtain would not, individually or in the aggregate, have a Material Adverse Effect on AHM, New Holdco, or, following consummation of the Merger, the Surviving Corporation.

      4.4 AHM SEC Reports; Financial Statements.

            (a) AHM has filed all required reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act and the Securities Act since January 1, 2000 (collectively, including all exhibits thereto, the "AHM SEC Reports"). None of AHM's or New Holdco's Subsidiaries is required to file any form, report or other document with the SEC pursuant to the Exchange Act or the Securities Act. As of their respective dates, with respect to AHM SEC Reports filed pursuant to the Exchange Act, and as of their respective effective dates, as to AHM SEC Reports filed pursuant to the Securities Act (and, if amended or superseded by a filing or effectiveness prior to the date of this Agreement or the Closing Date, then on the date of such filing or effectiveness, as appropriate), the AHM SEC Reports
(a) complied, or, with respect to those not yet filed, will comply, in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and (b) did not, or, with respect to those not yet filed, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b) Each of the audited consolidated financial statements and unaudited interim consolidated financial statements included in or incorporated by reference into the AHM SEC Reports (including the related notes and schedules) presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows, as the case may be, of AHM, New Holdco and their Subsidiaries as of their respective dates or for the respective periods set forth therein, all in conformity with GAAP consistently applied during the periods involved except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal and recurring year-end adjustments that have not been and are not expected to be material in amount.

      4.5 Absence of Liabilities. Except for liabilities or obligations which are accrued or reserved against in AHM's most recent financial statements (or in the related notes thereto) included in the AHM SEC Reports or which were incurred in the ordinary course of business and consistent with past practices since the date of AHM's most recent financial statements included in the AHM SEC Reports, or constitute obligations owed to officers, directors or employees that will become due as a result of the consummation of the Transactions, neither AHM, or any of its Subsidiaries nor New Holdco or any of its Subsidiaries have any material liabilities or obligations (whether absolute, accrued, contingent or otherwise) of a nature required by GAAP to be reflected in a consolidated balance sheet (or reflected in the notes thereto) of AHM.

      4.6 Compliance. Except as set forth in the AHM SEC Reports filed prior to the date hereof, neither AHM, or any of its Subsidiaries nor New Holdco or any of its Subsidiaries is in violation of, is, to the knowledge of AHM, under investigation with respect to any violation of, or has been given notice or threatened with any violation of, any Laws or Orders, except for violations or possible violations which would not, individually or in the aggregate, have a Material Adverse Effect on AHM. AHM and its Subsidiaries and New Holdco and its Subsidiaries have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted, except for such permits, licenses, franchises and other governmental authorizations, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on AHM. Neither AHM, or any of its Subsidiaries nor New Holdco or any of its Subsidiaries is in breach or violation of, or in default in the performance or observance of (a) any provision of its certificate of incorporation or bylaws or similar governing document, or (b) except as would not, individually or in the aggregate, have a Material Adverse Effect on AHM, any AHM Material Contract, permit, license, franchise or other governmental authorization, consent or approval applicable to New Holdco, AHM or any Subsidiary of AHM or New Holdco or their respective properties or assets.

      4.7 Absence of Certain Changes or Events. Except as disclosed in the AHM SEC Reports, since the date of the most recent audited financial statements included in the AHM SEC Reports (the "AHM Financial Statement Date") through the date of this Agreement, (a) AHM and its Subsidiaries and New Holdco and its Subsidiaries have conducted their business only in the ordinary course (taking into account prior practices, including the acquisition and disposition of properties and issuance of securities), consistent with past practices, and (b) there has not been any event, occurrence, development or state of circumstances or facts that has had, or would, individually or in the aggregate, have a Material Adverse Effect on AHM.

      4.8 Taxes.

            (a) (i) All material Tax Returns required to be filed by, or with respect to, AHM and each Subsidiary of AHM (including any Tax Returns with respect to New Holdco and each Subsidiary of New Holdco) have been, or in the case of material Tax Returns the due date for filing of which is after the date of this Agreement and before the Closing Date (taking into account any available extensions), will be, timely filed with appropriate Governmental Entities and all such Tax Returns are, or in the case of such Tax Returns not yet filled, will be, true, correct and complete in all material respects, and (ii) all material Taxes that were shown to be due on such Tax Returns have been, or in the case of material Taxes due after the date of this Agreement and before the Closing Date (taking into account any available extensions), will be, timely paid.

            (b) There are no ongoing federal, state, local or foreign audits or examinations of any Tax Return of AHM or any of its Subsidiaries and, to the knowledge of AHM, no audits or examinations have been proposed by any taxing authority.

            (c) The most recent financial statements contained in the AHM SEC Reports reflect an adequate reserve for all Taxes payable by AHM and each Subsidiary of AHM for all Taxable periods and portions thereof through the date of such financial statements. No deficiencies for any Taxes have been proposed, asserted or assessed against AHM that are not adequately reserved for, and there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against AHM, and no power of attorney granted by AHM with respect to any Taxes is currently in force.

            (d) AHM is not a party to any agreement providing for the allocation or sharing of Taxes.

            (e) There are no material Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of AHM or any Subsidiary of AHM.

            (f) Neither AHM nor any Subsidiary of AHM has taken or agreed to take any action that (without regard to any action taken or agreed to be taken by the Company or any of its Affiliates) would prevent the Transactions from qualifying as a reorganization within the meaning of Section 368(a) of the Code. AHM has no knowledge of any agreement, plan or other circumstance that would prevent the Transactions from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

            (g) AHM has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, and Subtitle C of the Code or similar provisions under any state or foreign laws) and has, within the time period prescribed by law, withheld and paid over to the proper Governmental Entities all material amounts required to be so withheld and paid over under applicable laws and regulations.

            (h) Neither AHM nor any Subsidiary of AHM has taken or agreed to take any action that would prevent New Holdco from qualifying as a REIT for federal income tax purposes. AHM has no knowledge of any facts that would prevent New Holdco from qualifying as a REIT for federal income tax purposes.

      4.9 Investment Company Act. Neither AHM or any of its Subsidiaries nor New Holdco or any of its Subsidiaries is, or at the Closing Date will be, (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (c) subject to regulation under the Federal Power Act or the Interstate Commerce Act.

      4.10 Mortgage Backed Securities.

            (a) AHM is on the date of this Agreement the sole owner of each of the MBS identified on Schedule 4.10 of the AHM Disclosure Schedule ("AHM MBS") and the related certificates and other instruments evidencing ownership of the AHM MBS (the "AHM MBS Certificates"), free and clear of any Liens (including, without limitation, Liens arising under the federal tax laws or ERISA), other than any AHM Permitted Liens. The term "AHM Permitted Liens" shall mean (i) Liens set forth in the AHM Disclosure Schedule, , (ii) statutory Liens arising out of operation of Law with respect to a Liability incurred in the ordinary course of business and which is not delinquent; (iii) such Liens and other imperfections of title as do not detract from the value or impair the use of the property subject thereto or make such property unmarketable; (iv) mechanics' carriers', workmens', repairmens' or materialmens' Liens that are not delinquent, and (v) other Liens and other limitations of any kind, if any, which, individually or in the aggregate, would not be reasonably likely to result in a Material Adverse Effect on AHM.

            (b) To the knowledge of AHM, AHM is not in default in the performance of any of its obligations under any pooling and servicing agreements, trust and servicing agreements, trust agreements, servicing agreements or other similar documents providing for the creation of the MBS or the servicing of the mortgage loans underlying the MBS (the "AHM Principal MBS Agreements") and has not received any notice of any default by any master or special servicer of any AHM MBS the effect of which, individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect on AHM.

            (c) As of the date of this Agreement, there are no material agreements (other than AHM Principal MBS Agreements) between AHM and the master servicer or any special servicer with respect to any series of AHM MBS.

      4.11 Mortgage Loans.

            (a) As of June 30, 2003, AHM is the sole owner of more than $1.5 billion of mortgage loans (the "AHM Mortgage Loans"), substantially all of which are pledged pursuant to various borrowing agreements in the ordinary course of business, of which no such borrowing agreements are in default in any material respect and is the sole owner or beneficiary of or under any related notes (the "AHM Mortgage Notes"), deeds of trust, mortgages, security agreements, guaranties, indemnities, financing statements, assignments, endorsement, bonds, letters of credit, accounts, insurance contracts and policies, credit reports, tax returns, appraisals, escrow documents, participation agreements (if applicable), loan files, servicing files and all other documents evidencing or securing the AHM Mortgage Loans (the "AHM Mortgage Files"), except (i) any AHM Mortgage Loans disposed of in the ordinary course since the date of this Agreement, and (ii) to the extent any AHM Mortgage Loan is prepaid in full or subject to a completed foreclosure action (or non-judicial proceeding or deed in lieu of foreclosure) in which case AHM shall be the sole owner of the real property securing such foreclosed loan or shall have received the proceeds of such action to which AHM was entitled, in each case free and clear of any adverse claims or Liens except AHM Permitted Liens.

            (b) To the knowledge of AHM, (i) the lien of each AHM Mortgage is subject only to "Permitted Exceptions" which consist of the following: (A) covenants, conditions, restrictions, reservations, rights, Liens, easements, encumbrances, encroachments, and other matters affecting title acceptable to prudent mortgage lending institutions generally; (B) rights of tenants with no options to purchase or rights of first refusal to purchase, except as disclosed in AHM Mortgage Files; and (C) other matters which, in the aggregate, would not be reasonably likely to result in a Material Adverse Effect on AHM; (ii) each of the AHM Mortgage Loans has generally been serviced in accordance with the terms of the related mortgage note and pooling and servicing agreements and otherwise in accordance with industry accepted servicing practices except for events that, individually or in the aggregate, would not be reasonably likely to result in a Material Adverse Effect on AHM; and (iii) there is no delinquency in the payments of principal and interest required to be made under the terms of any AHM Mortgage Loan in excess of thirty (30) days beyond the applicable due date that has occurred since origination or in any other payments required to be made under the terms of any AHM Mortgage Loan (inclusive of any applicable grace or cure period) that would be reasonably likely to result in a Material Adverse Effect on AHM.

            (c) Except as set forth on Schedule 4.11(c) of the AHM Disclosure Schedule or in the applicable AHM Mortgage File, AHM has no knowledge of (i) any written notice asserting any offset, defense (including the defense of usury), claim (including claims of lender liability), counterclaim, or right to rescission with respect to any AHM Mortgage Loan, AHM Mortgage Note or other related agreements, (ii) any uncured monetary default in excess of thirty (30) days or event of acceleration existing under any AHM Mortgage or the related AHM Mortgage Note, or (iii) any uncured non-monetary default, breach, violation or event of acceleration existing beyond the applicable grace or cure period under any AHM Mortgage or the related AHM Mortgage Note, except for notices, violations, breaches, defaults or events of acceleration that would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect on AHM.

      4.12 Insurance. AHM and each of its Subsidiaries is and, as of the Effective Time, New Holdco and each of its Subsidiaries will be, insured with financially responsible insurers in such amounts and against such risks and losses as are (a) customary in all material respects for companies in the United States conducting the business conducted by AHM and each of its Subsidiaries and New Holdco and each of its Subsidiaries, (b) required to be maintained by AHM or each of its Subsidiaries or New Holdco or each of its Subsidiaries under the terms of any Contract with respect to the borrowing of money to which either AHM or any of its Subsidiaries or New Holdco or any of its Subsidiaries is a party or by which any of their respective properties are bound, and (c) required to be maintained pursuant to all applicable Laws and Orders, except for (in the case of clause (c)) such insurance the absence of which would not have a Material Adverse Effect on AHM or New Holdco. Neither AHM or any of its Subsidiaries or New Holdco or any of its Subsidiaries has received any notice of cancellation or termination with respect to any material insurance policy of AHM or any of its Subsidiaries or New Holdco or any of its Subsidiaries. Each of AHM and its Subsidiaries and New Holdco and each of its Subsidiaries has fulfilled all of its obligations under each material insurance policy, including the timely payment of premiums, other than such failures to fulfill its obligations that would not, individually or in the aggregate reduce or nullify the benefits under such policy.

      4.13 Opinion of AHM Financial Advisor. AHM has received the opinion of Friedman, Billings, Ramsey & Co., Inc. (the "AHM Financial Advisor"), dated the date of this Agreement, to the effect that, as of such date, the Merger Consideration is fair, from a financial point of view, to AHM and New Holdco, a draft copy of which opinion has been made available to the Company (the "Draft Opinion of AHM Financial Advisor").

      4.14 Brokers or Finders. No agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker's or finder's fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of AHM, New Holdco or Merger Sub, except the AHM Financial Advisor, whose fees and expenses will be paid by AHM in accordance with AHM's agreement with such firm based upon arrangements made by or on behalf of AHM and previously disclosed to the Company.

      4.15 Litigation. As of the date of this Agreement, there are no Claims pending or, to AHM's knowledge, threatened against AHM or any of its Subsidiaries or New Holdco or any of its Subsidiaries, or any properties or rights of AHM or any of its Subsidiaries or New Holdco or any of its Subsidiaries, by or before any Governmental Entity, other than Claims that would not have a Material Adverse Effect on AHM or any of its Subsidiaries or New Holdco or any of its Subsidiaries. Schedule 4.15 of the AHM Disclosure Schedule sets forth all Claims which, to the knowledge of AHM, are pending or threatened against any of New Holdco, AHM or any Subsidiary of AHM or New Holdco as of the date hereof. There is no judgment, decree, injunction or order of any Governmental Entity applicable to AHM or any of its Subsidiaries or New Holdco or any of its Subsidiaries that, when taken together with the Claims, would have a Material Adverse Effect on AHM or New Holdco, as applicable.

      4.16 Employee Benefit Plans; ERISA.

            (a) AHM has delivered to, or made available for review by, the Company true, correct and complete copies of all Plans (collectively, "AHM Benefit Plans") currently maintained, or contributed to, or required to be maintained or contributed to, by AHM or New Holdco or any other person or entity that, together with AHM or New Holdco, is treated as a single employer under
Section 414(b), (c), (m) or (o) of the Code (each a "Commonly Controlled Entity"), or with respect to which AHM or New Holdco or any Commonly Controlled Entity has any liability, including, without limitation, all employment, termination, change in control, severance or other contracts for the benefit of any current or former employees, officers or directors of AHM or New Holdco that require any material future performance by AHM or New Holdco. AHM has delivered to, or made available for review by, the Company true, correct and complete copies of (i) the three (3) most recent annual report on Form 5500 filed with the IRS with respect to each of its AHM Benefit Plans (if any such report was required), including all schedules thereto, (ii) the most recently prepared actuarial report for each such AHM Benefit Plan for which such a report is required, (iii) the most recent summary plan description for each such AHM Benefit Plan for which such summary plan description is required, and all summaries of material modifications distributed since the most recent summary plan description, (iv) the most recently received IRS determination letter for each such AHM Benefit Plan for which a determination letter has been received, and (v) the most recent trust agreement (if any) and group annuity contract (if any) relating to any such AHM Benefit Plan. Neither AHM, New Holdco nor any Commonly Controlled Entity presently sponsors, maintains, contributes to, is required to contribute to, nor has AHM, New Holdco or any Commonly Controlled Entity, in the past three (3) years, ever sponsored, maintained, contributed to, or been required to contribute to, any employee pension benefit plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code, including, without limitation, any multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA or Section 412 of the Code.

            (b) The AHM Benefit Plans have been administered in accordance with their respective terms in all material respects. AHM and all such AHM Benefit Plans are in material compliance with all applicable provisions of ERISA and the Code.

            (c) All of the AHM Benefit Plans intended to be qualified under
Section 401(a) of the Code have been the subject of determination letters from the IRS to the effect that such AHM Benefit Plans are qualified and exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code and no such determination letter has been revoked nor, to the knowledge of AHM, has revocation been threatened. No AHM Benefit Plan has been operated in any respect that reasonably could result in its disqualification or been amended since the date of its most recent determination letter or application therefor in any respect that reasonably could result in its disqualification or materially increase its costs.

            (d) None of AHM, New Holdco or any officer of either of them or any of the AHM Benefit Plans which are subject to ERISA, any trusts created thereunder or, to the knowledge of AHM, any trustee or administrator thereof, has engaged in a non-exempt "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) or any other breach of fiduciary responsibility that could subject AHM or New Holdco or any officer of either of them to tax or penalty under ERISA, the Code or other applicable law that is material to the business of New Holdco and that has not been corrected. Neither any of such AHM Benefit Plans nor any of such trusts has been terminated.

            (e) Except as set forth on Schedule 4.16(e) of the AHM Disclosure Schedule, the transactions contemplated by the Transaction Documents, either alone or upon the occurrence of any additional or further act or event, will not result in any payment or an increase in the amount of compensation or benefits or accelerate the vesting, exercisability or timing of payment of any benefits payable to or in respect of any current or former employee, director, consultant or other independent contractor of AHM or New Holdco or the beneficiary or dependent of any such person or entity.

            (f) With respect to any of the AHM Benefit Plans that is an employee welfare benefit plan, (i) no such AHM Benefit Plan is funded through a "welfare benefit fund," as such term is defined in Section 419(e) of the Code, (ii) each such AHM Benefit Plan that is a "group health plan," as such term is defined in
Section 5000(b)(1) of the Code, complies in all material respects with the applicable requirements of Section 4980B(f) of the Code and (iii) each such AHM Benefit Plan (including any such AHM Benefit Plan covering retirees or other former employees) may be amended or terminated without material liability to AHM or New Holdco.

            (g) Except as disclosed on Schedule 4.16(g) of the AHM Disclosure Schedule, neither AHM nor New Holdco has any material unfunded liabilities pursuant to any AHM Benefit Plan that is not intended to be qualified under
Section 401(a) of the Code and is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, including, without limitation, any nonqualified deferred compensation plan or an excess benefit plan.

            (h) No amounts payable (individually or collectively) under any of the AHM Benefit Plans or any other contract, agreement or arrangement with respect to which AHM or New Holdco may have any liability are reasonably expected to fail to be deductible for federal income tax purposes by virtue of
Section 162(m) or Section 280G of the Code.

            (i) Neither AHM, New Holdco nor any of their Commonly Controlled Entities has used the services of workers provided by third party contract labor suppliers, temporary employees, "leased employees" (as that term is defined in Section 414(n) of the Code), or individuals who have provided services as independent contractors under circumstances that could reasonably be expected to result in the disqualification of any of the AHM Benefit Plans or the imposition of penalties or excise taxes with respect to the AHM Benefit Plans by the IRS, the Department of Labor, or the Pension Benefit Guaranty Corporation in an amount which could reasonably result in material liability to AHM or New Holdco.

            (j) Neither AHM, New Holdco nor any of their respective Subsidiaries are a party to any oral or written agreement or plan, including any AHM Benefit Plan, any of the benefits of which will be increases, or the vesting or exercisability of the benefits of which will be accelerated, by the occurrence of any of the Transactions or the Reorganization either alone or upon the occurrence of any additional or further acts or events or the value of any benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement either alone or upon the occurrence of any additional or further acts or events, except for such increases or accelerations that would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect on AHM.

      4.17 Vote Required. This Agreement has been approved by AHM, as the sole stockholder of New Holdco and the Reorganization will be approved by New Holdco, as the sole stockholder of Merger Sub. The issuance of shares of New Holdco Common Stock in the Merger pursuant to this Agreement and the Transactions (other than the Reorganization) must be approved by the affirmative vote of the majority of shares of AHM Common Stock present or represented by proxy at the AHM Stockholder Meeting (as defined in Section 6.3 hereof) and entitled to vote and the Reorganization must be approved by a majority of the outstanding shares of AHM Common Stock entitled to vote thereon (collectively, the "AHM Stockholder Approval" and, together with the Company Stockholder Approval, the "Stockholder Approvals"). No other vote of holders of any class or series of securities of AHM or New Holdco or Merger Sub is necessary to approve this Agreement and the Transactions. The Board of Directors of AHM, at a meeting duly called and held, subject to its right to withdraw its support of the Merger and recommend an Acquisition Proposal pursuant to Section 6.7 hereof, (a) determined that this Agreement and the Transactions, including the issuance of New Holdco Common Stock in the Merger (the "Share Issuance") and the Reorganization, are fair to, and in the best interests of, the stockholders of AHM, (b) approved this Agreement, the Reorganization and the Share Issuance, (c) has declared that this Agreement, the Share Issuance and the Reorganization are advisable, and (d) resolved to recommend that the holders of shares of AHM Common Stock approve the Reorganization and the Share Issuance. The Board of Directors of New Holdco, at a meeting duly called and held, subject to its right to withdraw its support of the Merger and recommend an Acquisition Proposal pursuant to Section 6.7 hereof,
(a) determined that this Agreement and the Transactions, including the Merger and the Reorganization, are fair to, and in the best interests of, the stockholders of New Holdco, (b) approved this Agreement and the Transactions and the Share Issuance, (c) has declared that this Agreement and the Transactions and the Share Issuance are advisable, and (d) resolved to recommend that AHM, as the sole stockholder of New Holdco, approve this Agreement, the Transactions and the Share Issuance.

      4.18 Material Contracts.

            (a) Except as set forth on Schedule 4.18(a) of the AHM Disclosure Schedule, all material contracts required to be described in Item 601(b)(1) of Regulation S-K to which AHM or its Subsidiaries or New Holdco or its Subsidiaries is a party or may be bound have been filed as exhibits to, or incorporated by reference in, the AHM SEC Reports (collectively, the "AHM Material Contracts").

            (b) As of the date of this Agreement, (i) there is no breach or violation of or default by AHM or any of its Subsidiaries under any of the AHM Material Contracts, except such breaches, violations and defaults as have been waived, and (ii) no event has occurred with respect to AHM or any of its Subsidiaries which, with notice or lapse of time or both, could reasonably be expected to constitute a breach, violation or default, or give rise to a right of termination, modification, cancellation, foreclosure, imposition of a lien, prepayment or acceleration under any of the AHM Material Contracts, which breach, violation or default referred to in clauses (i) or (ii), individually or in the aggregate with other such breaches, violations or defaults referred to in clauses (i) or (ii), would cause a Material Adverse Effect on AHM or New Holdco. True copies of the AHM Material Contracts in effect as of the date hereof have been delivered or made available to the Company.

      4.19 Interim Operations of New Holdco. New Holdco was formed on July 11, 2003 solely for the purpose of engaging in the transactions contemplated by this Agreement, and, except as may be reasonably required to qualify as a REIT, has engaged in no other business activities, has entered into no Contracts (other than pursuant to the transactions contemplated by this Agreement), has no liabilities or obligations and has conducted its operations only as contemplated hereby.

      4.20 Interim Operations of Merger Sub. Merger Sub will be formed immediately before the Effective Time solely for the purpose of engaging in the Reorganization and will not engage in any other business activities, enter into any Contracts, have any liability or obligations or conduct any operations.

      4.21 Certain Agreements. Neither AHM, New Holdco nor Merger Sub is a party to any oral or written agreement or plan any of the benefits of which will be increased, or the vesting or exercisability of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement either alone or upon the occurrence of any additional or further acts or events.

      4.22 No Material Adverse Effect. Since January 1, 2000, except as disclosed in the AHM SEC Reports, to the knowledge of AHM, no fact, circumstance or condition has arisen or existed that could reasonably be expected to result in a Material Adverse Effect on AHM or New Holdco.

                                    ARTICLE V

                    COVENANTS RELATING TO CONDUCT OF BUSINESS

      5.1 Covenants of the Company. During the period from the date of this Agreement and continuing until the Effective Time, the Company agrees that (except (i) as expressly contemplated or permitted by this Agreement, (ii) as otherwise indicated on the Company Disclosure Schedule, or (iii) to the extent that AHM shall otherwise consent in writing, which consent shall not be unreasonably withheld):

            (a) Ordinary Course. Subject to Section 5.1(f), the Company shall carry on its business in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted and, except as contemplated by this Agreement and the Transactions, take all action necessary to continue to qualify as a REIT, and the Company shall use its reasonable efforts to preserve intact its present lines of business, business organization and reputation, maintain its rights, franchises and permits, keep available the services of its key officers and employees, maintain its assets and properties, and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its ongoing businesses shall not be impaired in any material respect at the Effective Time; provided, however, that no action by the Company with respect to matters specifically addressed by any other provision of this Section 5.1 shall be deemed to be a breach of this Section 5.1(a) unless such action would also constitute a breach of one or more of such other provisions.

            (b) Dividends; Changes in Stock. Except as contemplated by this Agreement, the Company shall not:

                  (i) authorize, declare or pay any dividends on or make other distributions in respect of any of its equity interests, capital stock or partnership interests, except for (A) the authorization, declaration and payment of regular quarterly cash dividends on shares of Company Common Stock in amounts reasonably estimated by the Company (based upon the Company's then-current estimates) to be no more than the minimum required for such period to maintain its REIT status, (B) distributions in accordance with the Company Rights issued under the Company Rights Plan, and (C) the Final Company Dividend (as defined in
Section 5.3 hereof);

                  (ii) split, combine or reclassify any of its equity interests or shares of capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for the Company's equity interests or capital stock, except pursuant to the exercise of Company Options and the Company Rights; or

                  (iii) repurchase, redeem or otherwise acquire, any equity interests or capital stock except for redemptions and transfers of shares of Company Common Stock required under Section 2 of Article V of the Company Charter or in accordance with the Company Rights.

            (c) Grant of Options. The Company shall not grant any options or other rights or commitments relating to its shares of capital stock or any security convertible into its shares of capital stock, or any security the value of which is measured by shares of capital stock, except as contemplated by this Agreement and except as required pursuant to the terms of the Company Options and the Company Stock Option Plan.

            (d) Tax Matters. Without consulting with AHM, the Company shall not
(i) make or rescind any material election relating to Taxes (except as required by law or necessary to preserve the Company's status as a REIT) until the Closing Date, including elections for any and all joint ventures, partnerships, limited liability companies or other investments with respect to which the Company has the capacity to make such binding election, (ii) settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, (iii) change in any material respect any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its federal income Tax

Returns that have been filed for prior taxable years, (iv) enter into any Company Tax Protection Agreement, (v) amend any of its Tax returns or change its organizational structure in any manner that could impact its current or future tax posture or affect its status as a REIT, or (vi) file any material Tax Returns or other related documents; provided, however, that the Company shall not take any action set forth in clauses (i) through (vi) above if such action is reasonably expected to materially and adversely affect the Company.

            (e) Governing Documents. Except to the extent required to comply with their respective obligations hereunder or as may be required by Law or Order (and following written notice to AHM), the Company shall not amend or propose to amend its Company Charter or bylaws.

            (f) Dispositions; Acquisitions. The Company shall not (i) sell, lease, transfer, encumber or otherwise dispose of, or agree to sell, lease, transfer, encumber or otherwise dispose of, any of its assets which are material to the Company, or (ii) purchase or agree to purchase or acquire, any mortgage-backed securities or other assets which are material to the Company, except in each case in a manner consistent with past practices, or unless such purchases or sales are necessary to comply with the applicable REIT rules and regulations, the Investment Company Act, or the Company's investment policies (and consistent with the Company's obligations under this Agreement). Notwithstanding any of the foregoing, the Company shall not take any of the actions described in (i) or (ii) above after the Determination Date and prior to the Effective Time without the prior written consent of AHM, which shall not be unreasonably withheld.

            (g) Indebtedness. Except as described on Schedule 5.1(g) of the Company Disclosure Schedule, the Company shall not: incur or assume any indebtedness, guarantees, loans or advances not in existence as of the date of this Agreement except for (i) short-term indebtedness incurred under the Company's current short-term facilities (and any replacements thereof) incurred in the ordinary course of business, consistent with past practices, and which is reasonably expected by the Company to be repaid from cash from continuing operations within twelve (12) months of the incurrence thereof or from the proceeds of indebtedness permitted hereunder, or (ii) the amendment, extension, modification, refunding, renewal, refinancing or replacement of existing indebtedness after the date of this Agreement, but only if the aggregate principal amount thereof is not increased thereby, the term thereof is not extended thereby (or, in the case of replacement indebtedness, the term of such indebtedness is not for a longer period of time than the period of time applicable to the indebtedness so replaced).

            (h) Discharge of Claims. The Company shall not discharge or satisfy any Claims (asserted or unasserted), other than discharges or satisfactions incurred or committed to in the ordinary course of business consistent with past practice or reflected in the most recent consolidated financial statements (or the notes thereto) of the Company included in the most recent Company SEC Reports filed prior to the date of this Agreement.

            (i) Books and Records. The Company shall use commercially reasonable efforts to maintain the books, records and accounts of the Company's business in the usual, regular and ordinary course of business on a basis consistent with the Company's past practice and in accordance with GAAP.

            (j) Compensation. The Company shall not adopt or make any commitment to enter into, adopt, amend in any material manner or terminate any agreement, arrangement, plan or policy between the Company and one or more of its directors or officers.

            (k) Insurance. The Company shall not cancel or terminate any insurance policy naming it as a beneficiary or a loss payable payee without notice to AHM, except policies which are replaced without diminution of or gaps in coverage.

            (l) Liquidation, Merger, etc. The Company shall not adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization.

            (m) Contracts. Except in the ordinary course of business consistent with past practice, the Company shall not (i) modify, amend, terminate or fail to use commercially reasonable efforts to renew any Company Material Contract or waive, release or assign any material rights or claims under a Company Material Contract to which the Company is a party in a manner adverse to the Company,
(ii) modify, amend or terminate the

Management Agreement, or (iii) enter into any new Company Material Contracts, to the extent such actions would have a Material Adverse Effect.

            (n) Other Actions. The Company shall not knowingly take any action that would result in (i) any of the representations and warranties of such party (without giving effect to any "knowledge" qualification) set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties (without giving effect to any "knowledge" qualification) that are not so qualified becoming untrue in any material respect, or (iii) except as contemplated by Section 6.6 or 8.1(e)(iii) hereof, any of the conditions to the Merger set forth in Article VII below not being satisfied.

            (o) Prohibited Actions. The Company shall not agree, commit or arrange to take any action prohibited under this Section 5.1.

      5.2 Covenants of AHM and New Holdco. During the period from the date of this Agreement and continuing until the Closing Date, AHM and New Holdco each agrees as to itself and to each Subsidiary of AHM and New Holdco that (except
(i) as expressly contemplated or permitted by this Agreement or the Reorganization, (ii) as otherwise indicated on the AHM Disclosure Schedule,
(iii) as may be reasonably required to ensure that New Holdco will qualify as a REIT, or (iv) to the extent that the Company shall otherwise consent in writing, which consent shall not be unreasonably withheld):

            (a) Preservation of Business. AHM and each of its Subsidiaries and New Holdco and each of its Subsidiaries shall carry on its respective businesses in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted except as contemplated by this Agreement and the Transactions, and New Holdco, AHM and each Subsidiary of AHM and New Holdco shall use its reasonable efforts to preserve intact its present lines of business, business organization and reputation, maintain its rights, franchises and permits, keep available the services of its key officers and employees, maintain its assets and properties, and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its ongoing businesses shall not be impaired in any material respect at the Closing Date; provided, however, that no action by New Holdco, AHM or any Subsidiary of AHM or New Holdco with respect to matters specifically addressed by any other provision of this Section 5.2 shall be deemed to be a breach of this Section 5.2(a) unless such action would constitute a breach of one or more of such other provisions.

            (b) Dividends; Changes in Stock. Except as contemplated by this Agreement, AHM and New Holdco shall not and shall not permit any of their Subsidiaries to:

                  (i) authorize, declare or pay any dividends on or make other distributions in respect of any of its equity interests, capital stock or partnership interests, except for (A) dividends by wholly-owned Subsidiaries of AHM or New Holdco, and (B) the authorization, declaration and payment of regular quarterly cash dividends on shares of AHM Common Stock in amounts consistent with past practice;

                  (ii) split, combine or reclassify any of its equity interests or shares of capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for AHM's, New Holdco's or an AHM or New Holdco Subsidiary's equity interests or capital stock, except pursuant to the exercise of options or other rights referred to in
Section 4.2 hereof; or

                  (iii) repurchase, redeem or otherwise acquire, or permit any of their Subsidiaries to purchase, redeem or otherwise acquire, any equity interests or capital stock.

            (c) Grant of Options. None of New Holdco, AHM or any Subsidiary of AHM or New Holdco shall, except as set forth on Schedule 5.2(c) of the AHM Disclosure Schedule or with the consent of the Company, grant any options or other rights or commitments relating to its shares of capital stock or any security convertible into its shares of capital stock, or any security the value of which is measured by shares of capital stock except as contemplated by this Agreement, other than the granting of options or other stock-based awards to acquire shares of AHM Common Stock under the AHM Stock Option Plans in the ordinary course of business consistent with past practice.


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


            (d) Tax Matters. AHM, New Holdco and their Affiliates shall use commercially reasonable efforts to qualify, on or prior to the Effective Time,
(i) New Holdco as a REIT within the meaning of the Code, and (ii) each Subsidiary of New Holdco (including AHM) as a "qualified REIT Subsidiary" or a "taxable REIT subsidiary" as such terms are defined under the Code.

            (e) Governing Documents. Except to the extent required to comply with their respective obligations hereunder, in connection with any acquisition permitted by Section 5.2(g) hereof or as may be required by Law or Order (and following written notice to the Company), neither AHM nor New Holdco shall, and neither AHM nor New Holdco shall permit any of their Subsidiaries to, amend or propose to amend their respective charters or by-laws; provided, however, that neither AHM nor New Holdco shall, and neither AHM nor New Holdco shall permit any of their Subsidiaries to, take any action which hinders, prevents or otherwise has an adverse effect on the Transactions.

            (f) Notice of Changes. AHM promptly shall notify the Company of any material emergency or other material change in the condition (financial or otherwise), of AHM's or New Holdco's business, properties, assets, liabilities, prospects or the normal course of their businesses or in the operation of their properties, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated).

            (g) Dispositions; Acquisitions. Prior to obtaining the AHM Stockholder Approval, neither AHM nor New Holdco shall, directly or indirectly through a Subsidiary or otherwise, (i) sell, lease, transfer, encumber or otherwise dispose of, or agree to sell, lease, transfer, encumber or otherwise dispose of, any of its assets which are material to AHM and its Subsidiaries or New Holdco and its Subsidiaries, taken as a whole, or (ii) merge or consolidate with, or acquire all or substantially all of the assets of, or the beneficial ownership of a majority of the outstanding capital stock or other equity interests in, any Person in a transaction (A) for aggregate consideration greater than $20,000,000 (including the present value of any and all prospective earn-out amounts based on the future performance of the business of the acquired entity) or (B) requiring the approval of the stockholders of AHM or New Holdco.

            (h) Issuance of New Holdco Securities. Neither AHM nor New Holdco shall, and neither AHM nor New Holdco shall permit any of their Subsidiaries, except as contemplated by this Agreement, to issue, or commit to issue, or change the ownership of, their securities, unless such issuance or change in ownership has been approved by the Company.

            (i) Contracts. Except in the ordinary course of business consistent with past practice or in connection with any acquisition permitted by Section 5.2(g) hereof, neither AHM nor New Holdco shall, and neither AHM nor New Holdco shall cause any of their Subsidiaries to, (i) modify, amend, terminate or fail to use commercially reasonable efforts to renew any AHM Material Contract, or waive release or assign any material rights or claims under an AHM Material Contract to which it is a party in a manner adverse to AHM or New Holdco or (ii) enter into any new AHM Material Contracts, to the extent such action would materially hinder, prevent or otherwise have an adverse effect on the Transactions.

            (j) Acquisitions of Company Capital Stock. Prior to the Effective Time, neither AHM nor New Holdco shall, and neither AHM or New Holdco shall permit any of their Subsidiaries to, acquire ownership, beneficially or of record, of any Company Capital Stock.

            (k) Other Actions. Neither AHM nor New Holdco shall knowingly take, and neither AHM nor New Holdco shall permit any of their Subsidiaries to take, any action that would result in (i) any of the representations and warranties of such party (without giving effect to any "knowledge" qualification) set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties (without giving effect to any "knowledge" qualification) that are not so qualified becoming untrue in any material respect, or (iii) except as contemplated by Sections 6.6 or 8.1(d)(iii) hereof, any of the conditions to the Merger set forth in Article VII below not being satisfied.


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


            (l) Prohibited Actions. Neither AHM nor New Holdco shall, and neither AHM nor New Holdco shall permit any of their Subsidiaries to, agree, commit or arrange to take any action prohibited under this Section 5.2.

      5.3 Final Company Dividend. The Company shall authorize, declare and pay a dividend (the "Final Company Dividend") to holders of shares of Company Common Stock in an amount equal to the minimum dividend necessary in such period to avoid (a) jeopardizing its status as a REIT under the Code, and (b) the imposition of income tax under Section 857(b) of the Code and the imposition of excise tax under Section 4981 of the Code for the taxable year ending on the Effective Time (provided that the foregoing shall not be deemed to limit the amount of dividends that are otherwise payable by the Company under the terms of this Agreement).

                                   ARTICLE VI

              REPRESENTATIONS AND WARRANTIES OF AHM AND NEW HOLDCO

      6.1 Preparation of Joint Proxy Statement/Prospectus and Registration Statement.

            (a) As promptly as practicable after the execution of this Agreement, the Company, New Holdco and AHM shall cooperate with each other regarding, and, prepare and file with the SEC, the Joint Proxy Statement/Prospectus, and AHM and New Holdco shall prepare and file the Registration Statement (in which the Joint Proxy Statement/Prospectus will be included). The Company, New Holdco and AHM will cause the Joint Proxy Statement/Prospectus and the Registration Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. Each of the Company, New Holdco and AHM shall use all reasonable efforts to have or cause the Joint Proxy Statement/Prospectus to be cleared by the SEC and to cause the Registration Statement to become effective as promptly as practicable after such filing and to keep the Registration Statement effective as long as is reasonably necessary to consummate the Merger. Without limiting the generality of the foregoing, each of the Company, New Holdco and AHM shall fully cooperate with the other party in the preparation of the Joint Proxy Statement/Prospectus and the Registration Statement, and shall, upon request, furnish the other party with all information concerning it and its Affiliates as the other may deem reasonably necessary or advisable in connection with the preparation of the Joint Proxy Statement/Prospectus and the Registration Statement. The Joint Proxy Statement/Prospectus shall include the recommendations of the Boards of Directors of the Company, AHM and New Holdco described in Sections 3.17 and 4.17 hereof, respectively, subject to the right of the Board of Directors of the Company to withdraw, amend or modify such recommendations in accordance with Section 6.6 below. AHM and New Holdco shall use their best efforts to take all actions required under any applicable federal or state securities or Blue Sky Laws in connection with the issuance of shares of New Holdco Common Stock pursuant to the Merger and will pay all filing fees incident thereto. As promptly as practicable after the Registration Statement becomes effective, the Company, AHM and New Holdco shall cause the Joint Proxy Statement/Prospectus to be mailed to their respective stockholders.

            (b) The Company, New Holdco and AHM each agrees that none of the information supplied by it to be included or incorporated by reference in the Joint Proxy Statement/Prospectus or any amendment thereof or supplement thereto, will, on the date of the mailing of the Joint Proxy Statement/Prospectus or any amendment or supplement thereto, and at the time of the Stockholders Meetings (as defined in Section 6.3 below), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company, New Holdco and AHM each agrees that none of the information supplied by it to be included or incorporated by reference in the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. For purposes of the foregoing, it is understood and agreed that information concerning or related to New Holdco, AHM and their Subsidiaries and the AHM Stockholders Meeting will be deemed to have been supplied by AHM and New Holdco and information concerning or related to the Company and the Company Stockholders Meeting shall be deemed to have been supplied by the Company.


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


            (c) Without limiting the generality of the foregoing, prior to the Closing Date (i) the Company, AHM and New Holdco shall notify each other as promptly as practicable upon becoming aware of any event or circumstance which should be described in an amendment of, or supplement to, the Joint Proxy Statement/Prospectus or the Registration Statement, (ii) the Company, AHM and New Holdco shall each notify the other as promptly as practicable after the receipt by it of any written or oral comments of the SEC on, or of any written or oral request by the SEC for amendments or supplements to, the Joint Proxy Statement/Prospectus or the Registration Statement, and shall promptly supply the other with copies of all correspondence between it or its counsel and the SEC with respect to any of the foregoing filings, and (iii) the Company, AHM and New Holdco will provide the other and its counsel with a reasonable opportunity to review and comment on the Joint Proxy Statement/Prospectus or the Registration Statement and all responses to requests for additional information by and replies to comments of the SEC prior to filing such with, or sending such to, the SEC.

      6.2 Access to Information. Subject to the requirements of confidentiality agreements with Third Parties, each of the Company, on one hand, and New Holdco, AHM and each Subsidiary of AHM and New Holdco, on the other hand, shall afford to the other parties or party, as the case may be, and to the officers, employees, accountants, counsel, financial advisors, sources of financing and other representatives of such other parties or party, as the case may be, reasonable access during normal business hours prior to the Effective Time to all their respective properties, books, contracts, commitments, personnel and records and, during such period, each of the Company, on the one hand, and New Holdco, AHM and each Subsidiary of AHM and New Holdco, on the other hand, shall furnish promptly to the other parties or party, as the case may be, and its financing sources all other information concerning its business, properties and personnel as such other parties or party, as the case may be, may reasonably request. Each of the Company, New Holdco, AHM and each Subsidiary of AHM and New Holdco agrees that it will not, and will cause its respective representatives not to, use any information obtained pursuant to this Section 6.2 for any purpose unrelated to the consummation of the Transactions. The Confidentiality and Standstill Agreement dated as of April 11, 2003, by and between the Company and AHM (the "Confidentiality Agreement") shall apply with respect to information furnished hereunder and any other activities contemplated thereby.

      6.3 Stockholders Meetings.

            (a) Company Stockholders Meeting. The Company shall, as promptly as practicable following the execution of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the "Company Stockholders Meeting") for the sole purpose of obtaining the Company Stockholder Approval with respect to the transactions contemplated by this Agreement, shall take all lawful action to solicit the Company Stockholder Approval and, subject to
Section 6.6 below, the Board of Directors of the Company shall recommend approval of this Agreement by the stockholders of the Company.

            (b) AHM Stockholders Meeting. AHM shall, as promptly as practicable following the execution of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the "AHM Stockholders Meeting" and, together with the Company Stockholders Meeting, the "Stockholders Meetings") for the sole purpose of obtaining the AHM Stockholder Approval with respect to the transactions contemplated by this Agreement (including, without limitation, the Reorganization), shall take all lawful action to solicit the AHM Stockholder Approval and, subject to Section 6.6 below, the Board of Directors of AHM shall recommend approval of the Share Issuance and the Reorganization and any and all other matters necessary to consummate the Transactions under applicable state law by the stockholders of AHM.

      6.4 Approvals. Subject to the terms and conditions herein provided, the Company, AHM and New Holdco shall: (a) use all reasonable efforts to cooperate with one another in (i) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, governmental or regulatory authorities of the United States, the several states and foreign jurisdictions and any third parties in connection both the execution and the delivery of this Agreement, and the consummation of the transactions contemplated hereby, including without limitation any required filings and consents under the HSR Act, and (ii) timely making all such filings and timely seeking all such consents, approvals, permits and authorizations; (b) use all reasonable efforts to obtain, in writing, the consents listed in and the consents listed on Schedule 6.4 of the Company Disclosure Schedule (the "Other Company Consents") in form reasonably satisfactory to the Company and AHM; and
(c) use all reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the Transactions, subject in the case of the Company to the exercise by the Board of Directors of the Company or the Special Committee of its duties under applicable law. If at any time after the Effective Time any further action is necessary or desirable to carry out the purpose of this Agreement, AHM and the Surviving Corporation shall take all such necessary action.

      6.5 Reorganization. AHM and New Holdco shall, and shall cause their respective Subsidiaries to, use their commercially reasonable efforts to cause the consummation of the Reorganization.

      6.6 Notice of Defaults. The Company shall give prompt notice to AHM and New Holdco, and each of AHM and New Holdco shall give prompt notice to the Company, (a) if any representation or warranty made by it contained in this Agreement that is qualified as to Material Adverse Effect, becomes untrue or incorrect in any respect, or any such representation or warranty that is not so qualified becomes untrue or incorrect in any material respect, or (b) of the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

      6.7 Acquisition Proposals.

            (a) Subject to Section 6.7(b) below, unless and until this Agreement shall have been terminated by either party pursuant to Article VIII hereof, none of AHM, New Holdco or the Company shall take or cause, directly or indirectly (through their respective officers, directors, employees, representatives, agents or affiliates, including any investment bankers, attorneys or accountants (collectively, the "Representatives")), any of the following actions with any party other than AHM or New Holdco or their designees (in the case of the Company) or the Company (in the case of AHM and New Holdco): (i) solicit, encourage, initiate or participate in any negotiations, inquiries or discussions with respect to any offer or proposal to acquire all or a significant part of its business, assets or capital stock whether by merger, consolidation or other business combination, purchase of assets, tender or exchange offer or otherwise, other than with respect to a sale transaction permitted under Section 5.1 or 5.2 hereof (each of the foregoing, an "Acquisition Proposal"); (ii) disclose, in connection with an Acquisition Proposal, any information or provide access to its properties, books or records, except as required by law or pursuant to a governmental request for information; (iii) enter into or execute any agreement relating to an Acquisition Proposal; or (iv) make or authorize any public statement, recommendation or solicitation in support of any Acquisition Proposal other than with respect to the Merger, or as otherwise required by applicable law. This Section 6.7(a) shall not limit the ability of the Company or AHM to sell assets in accordance with Sections 5.1(f) or 5.2(g) hereof, respectively.

            (b) Notwithstanding the foregoing, prior to the Stockholder Approvals, (the "Applicable Period"), in response to a bona fide, unsolicited, written Acquisition Proposal from a Third Party (that does not result from a breach of this Section 6.7), the Board of Directors of the party receiving such Acquisition Proposal may, and may authorize and permit its Representatives to,
(i) provide such Third Party with nonpublic information, (ii) otherwise facilitate any effort or attempt by such Third Party to make such Acquisition Proposal, (iii) agree to or recommend or endorse any such Acquisition Proposal with or by any Third Party, (iv) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to the other party hereto, its approval and recommendation of the Merger and this Agreement, and (v) participate in discussions and negotiations with such Third Party relating to such Acquisition Proposal, if and only to the extent that (x) the Board of Directors of the party receiving such Acquisition Proposal, or any committee thereof, determines in good faith (after consultation with its financial advisor and legal counsel) that such Acquisition Proposal is more favorable or is likely to result in an Acquisition Proposal that is more favorable to its stockholders than the Merger and is made by a Person believed by the Board of Directors of the party receiving such Acquisition Proposal, or any committee thereof, to be reasonably capable of completing such Acquisition Proposal (a "Superior Proposal"), and (y) the Third Party has entered into a confidentiality agreement pertaining to nonpublic information regarding the party receiving such Acquisition Proposal containing terms in the aggregate no more favorable to the Third Party than those in the Confidentiality Agreement. Neither party shall enter into any agreement implementing a Superior Proposal prior to the termination of this Agreement in accordance with Section 8.1 below.


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


            (c) The party receiving such Acquisition Proposal shall promptly advise the other party orally and in writing of any request for information or any Acquisition Proposal it receives and any material change in the terms thereof (but not the terms or identity of the Person making such request or Acquisition Proposal).

            (d) Nothing contained in this Section 6.7 shall prohibit the Company or AHM or their respective Boards of Directors (i) from taking and disclosing to their respective stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act or from making any legally required disclosure to their respective stockholders with regard to an Acquisition Proposal, or (ii) prior to the Company Stockholder Approval or the AHM Stockholder Approval, as appropriate, from taking any action as contemplated by
Section 8.1(d)(iii) or 8.1(e)(iii) below. Nothing in this Section 6.7 shall permit the Company or AHM to terminate this Agreement (except as specifically provided in Article VIII hereof).

            (e) For purposes of this Section 6.7, references to the Board of Directors of the Company shall include the Special Committee.

      6.8 Fees and Expenses. Whether or not the Merger is consummated, (i) all Expenses relating to the preparation, printing and mailing of the Joint Proxy Statement/Prospectus and the Registration Statement will be shared equally by AHM and the Company, and (ii) all other Expenses incurred in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby shall be paid by the party incurring such Expenses, except as provided in Section 8.2 below. As used in this Agreement, "Expenses" includes all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, including the preparation, printing, filing and mailing of the Joint Proxy Statement/Prospectus and the solicitation of stockholder approvals, the filing of applications with the SEC and all other matters related to the transactions contemplated hereby.

      6.9 Directors' and Officers' Indemnification and Insurance.

            (a) From and after the Effective Time, the Surviving Corporation shall provide exculpation and indemnification for each Person who is now or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, employee or director of the Company or the Manager (the "Indemnified Parties") to the same extent provided under existing arrangements by the Company and the Company Charter and bylaws of the Company, as in effect on the date hereof; provided, that such exculpation and indemnification covers actions on or prior to the Effective Time, including, without limitation, all Transactions contemplated by this Agreement.

            (b) In addition to the rights provided in Section 6.9(a) above, in the event of any threatened or actual Claim, whether civil, criminal or administrative, including without limitation, any action by or on behalf of any or all security holders of the Company, AHM or New Holdco, or any Subsidiary of AHM or New Holdco, or by or in the right of the Company, AHM or New Holdco, or any Subsidiary of AHM or New Holdco, or any Claim in which any Indemnified Party is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he is or was an officer, employee or director of the Company or any action or omission or alleged action or omission by such Person in his capacity as an officer, employee or director, or (ii) this Agreement or the Transactions contemplated by this Agreement (including, without limitation, the Reorganization), whether in any case asserted or arising before or after the Effective Time, AHM, New Holdco and the Surviving Corporation (the "Indemnifying Parties") shall from and after the Effective Time jointly and severally indemnify and hold harmless the Indemnified Parties from and against any losses, claims, liabilities, expenses (including reasonable attorneys' fees and expenses), judgments, fines or amounts paid in settlement arising out of or relating to any such Claims. AHM, New Holdco, the Surviving Corporation and the Indemnified Parties hereby agree to use their best efforts to cooperate in the defense of such Claims. In connection with any such Claim, the Indemnified Parties shall have the right to select and retain counsel, at the cost of the Indemnifying Parties, subject to the consent of the Indemnifying Parties (which consent shall not be unreasonably withheld or delayed). In addition, after the Effective Time, in the event of any such threatened or actual Claim, the Indemnifying Parties shall promptly pay and advance reasonable expenses and costs incurred by each Indemnified Person as they become due and payable in advance of the final disposition of the Claim to the fullest extent permitted by law. Notwithstanding anything to the contrary set forth in this Agreement, the Indemnifying Parties shall not be liable for any settlement effected without their prior written consent (which consent shall not be unreasonably withheld or delayed). Any Indemnified Party wishing to claim indemnification under this Section 6.9, upon learning of any such Claim, shall promptly notify the Indemnifying Parties of such Claim and the relevant facts and circumstances with respect thereto; provided however, that the failure to provide such notice shall not affect the obligations of the Indemnifying Parties except to the extent such failure to notify materially prejudices the Indemnifying Parties' ability to defend such Claim; and provided, further, however, that no Indemnified Party shall be obligated to provide any notification pursuant to this Section 6.8(b) prior to the Effective Time.

            (c) At or prior to fourteen (14) days prior to the Effective Time, the Company shall obtain a commitment for directors' and officers' liability insurance policy coverage ("D&O Tail Policy") for acts and omissions prior to the Effective Time for the directors and officers of the Company and the Manager (naming the directors and officers of New Holdco for co-defendant coverage (the "New Holdco Coverage")) with at least $25 million of coverage for a period of six years following the Effective Time which will provide such directors and officers and the Manager (and its officers and directors) with coverage on substantially similar terms as currently provided by the Company to the directors and officers of the Company and the Manager (and its officers and directors). For the avoidance of doubt, the inability to obtain the commitment for the D&O Tail Policy fourteen (14) days prior to the Effective Time shall be deemed a breach of this Agreement. AHM shall have the right to reasonably review and approve the D&O Tail Policy, which approval shall not be unreasonably withheld or delayed. AHM and the Company shall share equally the costs of the D&O Tail Policy other than the additional fees and premium costs attributable to the New Holdco Coverage, which such additional costs shall be borne by AHM for the first $150,000 of such costs, with the remainder to be shared equally between AHM and the Company.

            (d) This Section 6.9 is intended for the irrevocable benefit of, and to grant third-party rights to, the Indemnified Parties and their successors, assigns and heirs and shall be binding on all successors and assigns of AHM and New Holdco, including, without limitation, the Surviving Corporation. Each of the Indemnified Parties shall be entitled to enforce the covenants contained in this Section 6.9 and AHM and New Holdco acknowledge and agree that each Indemnified Party would suffer irreparable harm and that no adequate remedy at law exists for a breach of such covenants and such Indemnified Party shall be entitled to injunctive relief and specific performance in the event of any breach of any provision in this Section 6.9.

            (e) In the event that the Surviving Corporation or any of its respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the successors and assigns of such entity shall expressly assume the obligations set forth in this Section 6.8, which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each director and officer covered hereby.

            (f) AHM guarantees, unconditionally and absolutely, the performance of Surviving Corporation's and New Holdco's obligations under this Section 6.8.

      6.10 Public Announcements. The Company, New Holdco and AHM and the Subsidiaries of AHM and New Holdco shall use all reasonable efforts to develop a joint communications plan and each party shall use all reasonable efforts (i) to ensure that all press releases and other public statements with respect to the transactions contemplated hereby shall be consistent with such joint communications plan, and (ii) unless otherwise required by applicable Law or by obligations pursuant to any listing agreement with or rules of NASDAQ or the NYSE, as applicable, in which notice shall be provided, to consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby.

      6.11 Listing on NASDAQ; NYSE. AHM and New Holdco shall use their reasonable best efforts to cause the shares of New Holdco Common Stock issuable to the stockholders of the Company in the Merger to be eligible for quotation on NASDAQ or listing on the NYSE immediately prior to the Effective Time.

      6.12 Assumption of Company Stock Option Plan. At the Effective Time, the Company Stock Option Plan will be assumed by the Surviving Corporation.


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


      6.13 Payment of Termination Fee. No later than three (3) Business Days prior to the Initial Closing Date, the Company shall deposit the Escrow Amount into the Escrow Account, to be held and released in accordance with the terms and subject to the conditions set forth in the Escrow Agreement. Pursuant to the terms and subject to the conditions of the Escrow Agreement, immediately prior to the Closing, the Escrow Agent shall pay (a) the Termination Fee to the Manager and (b) any amounts remaining in the Escrow Account (net of any applicable fees and expenses) to the Surviving Corporation.

      6.14 Lock-Up. Prior to Closing, the Company shall cause each of the Persons listed on Schedule D attached hereto (the "Lock-Up Parties") to enter into a lock-up agreement with New Holdco and AHM, substantially in the form of Exhibit G (the "Lock-Up Agreement") pursuant to which the Lock-Up Parties shall agree that, (a) for a period of 60 days following the Closing Date (the "Initial Lock-Up Period"), the Lock-Up Parties shall not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any of the shares of New Holdco Common Stock (or the economic interest in such shares through hedging arrangements, derivative transactions or otherwise) received by the Lock-Up Parties in the Merger (the "Lock-Up Shares"), and (b) for a period of 30 days following the expiration of the Initial Lock-Up Period, the Lock-Up Parties shall not sell greater than 5% of the Lock-Up Shares.

      6.15 Section 368(a) Reorganization; Officer's Certificates in Support of Tax Opinions.

            (a) None of AHM, New Holdco, the Company, or any of their respective Subsidiaries or Affiliates shall take any action, fail to take any action, cause any action to be taken or not taken, or suffer to exist any condition that would be reasonably expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code or fail to satisfy the conditions set forth in Sections 7.2(e) and 7.3(h) hereof. The parties hereto hereby adopt this Agreement as a plan of reorganization.

            (b) New Holdco will hold at least 34% of the Company's total asset portfolio acquired in the Merger for a 24-month period following the Effective Time, as more particularly set forth in the officer's representation letter substantially in the form attached hereto as Exhibit I-2, executed by AHM and delivered to counsel for AHM and the Company. Notwithstanding anything else in this Agreement, New Holdco's obligations contained in this Section 6.15(b) shall survive the Effective Time. The stockholders of the Company shall be deemed third-party beneficiaries of this Section 6.15(b).

            (c) For purposes of the tax opinions to be entered into pursuant to Sections 7.2(e) and 7.3(h) of this Agreement, the Company, AHM and New Holdco shall provide officer's representation letters, substantially in the forms attached hereto as Exhibits I-1 and I-2, respectively, each dated on or about the date the Registration Statement shall become effective, and subsequently, on or about the Closing Date.

      6.16 Reorganization Documents. AHM and New Holdco will provide the Company and its counsel with a reasonable opportunity to review and comment on all material agreements, certificates and other material documents prepared or executed by either AHM or New Holdco in connection with the Reorganization and the transactions contemplated thereby.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

      7.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of the Company, AHM and New Holdco to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

            (a) Stockholder Approvals. The Company shall have obtained the Company Stockholder Approval and AHM shall have obtained the AHM Stockholder Approval.

            (b) Governmental Approvals. All material consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from any Governmental Entity as indicated in Section 3.3(c) or

Schedule 3.3(c) to the Company Disclosure Schedule or Section 4.3(c) or Schedule 4.3(c) to the AHM Disclosure Schedule in connection with both the execution and the delivery of the Transaction Documents, and the consummation of the Transactions contemplated hereby shall have been made or obtained (as the case may be).

            (c) No Injunctions or Restraints; Illegality. No federal, state, local or foreign, if any, Law shall have been adopted or promulgated, and no temporary restraining Order, preliminary or permanent injunction or other Order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect, having the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

            (d) HSR Act. The waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired.

            (e) Effectiveness of Registration Statement. The Registration Statement containing the Joint Proxy Statement/Prospectus shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

            (f) Reorganization. The Reorganization shall have occurred.

      7.2 Additional Conditions to Obligations of AHM and New Holdco. The obligations of AHM and New Holdco to effect the Merger are subject to the satisfaction of, or waiver by AHM, at or prior to the Closing of the following additional conditions:

            (a) Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date as though made on and as of the Closing Date (provided that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date), except in each case, or the aggregate, as does not constitute a Material Adverse Effect on the Company at the Closing Date. AHM shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company to such effect.

            (b) Performance of Obligations of the Company. The Company shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date, and AHM shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company to such effect.

            (c) Required Company Consents. All Required Company Consents, the failure of which to obtain would have a Material Adverse Effect on the Company or, following consummation of the Merger, the Surviving Corporation, shall have been obtained.

            (d) Material Adverse Effect. Since the date of this Agreement, there shall have been no changes in facts or conditions that have had a Material Adverse Effect on the Company, and AHM shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company to such effect.

            (e) Tax Opinion. AHM shall have received a written opinion, dated on or about the date that the Registration Statement shall become effective, and subsequently, on or about the Closing Date, from Cadwalader, Wickersham & Taft LLP, counsel to AHM, substantially in the form attached hereto as Exhibit H, to the effect that the Merger will qualify for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, Cadwalader, Wickersham & Taft LLP shall be entitled to rely upon reasonable and customary representations provided by the Company and AHM substantially in the forms attached hereto as Exhibits I-1 and I-2, respectively.

            (f) REIT Opinion. The Company shall have received the opinion of O'Melveny & Myers LLP, special counsel to the Company, substantially in the form attached hereto as Exhibit J, and shall have provided to AHM copies of such opinion and the corresponding representation letter by the Company.

            (g) Final Opinion of Company Financial Advisor. The opinion of the Company Financial Advisor received by the Company shall conform in all material respects to the Draft Opinion of Company Financial Advisor made available to AHM pursuant to Section 3.13 hereof.

            (h) Compliance with Investment Guidelines. The assets held by the Company in its total asset portfolio on the Determination Date shall be consistent with the investment guidelines set forth on Schedule 7.2(h) attached hereto; provided, however, that not less than thirty-four percent (34%) of the Company's total asset portfolio on the Determination Date shall consist of the asset types listed on Schedule 7.2(h) attached hereto.

      7.3 Additional Conditions to Obligations of the Company. The obligations of the Company to effect the Merger are subject to the satisfaction of, or waiver by the Company, at or prior to the Closing of the following additional conditions:

            (a) Representations and Warranties. Each of the representations and warranties of AHM and New Holdco contained in this Agreement shall be true and correct as of the Closing Date as though made on and as of the Closing Date (provided that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date), except in each case, or the aggregate, as does not constitute a Material Adverse Effect on AHM or New Holdco at the Closing Date. The Company shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of each of AHM and New Holdco to such effect.

            (b) Performance of Obligations of AHM and New Holdco. Each of AHM and New Holdco shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of AHM to such effect.

            (c) Required AHM Consents. All Required AHM Consents, the failure of which to obtain would have a Material Adverse Effect on AHM or New Holdco or, following consummation of the Merger, the Surviving Corporation, shall have been obtained.

            (d) Material Adverse Effect. Since the date of this Agreement, there shall have been no changes in facts or conditions that have had a Material Adverse Effect on AHM or New Holdco, and the Company shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of AHM and New Holdco to such effect.

            (e) Listing. The shares of New Holdco Common Stock to be issued to stockholders of the Company in the Merger shall have been authorized for quotation on NASDAQ or listing on the NYSE, subject to notice of issuance.

            (f) Third Amendment to Management Agreement. The Third Amendment to Management Agreement shall have been duly executed by the Company and the Manager and shall be in full force and effect.

            (g) Escrow Agreement; Deposit of Escrow Amount. The Escrow Agreement shall be in full force and effect and shall not have been amended or terminated since its original date of execution, and there shall be no conditions to or impediments on the release of the Escrow Amount and the payment of the Termination Fee to the Manager at the Effective Time under the Escrow Agreement other than the consummation of the Merger.

            (h) Tax Opinion. The Company shall have received a written opinion dated on or about the date of the Registration Statement shall become effective, and subsequently, on or about the Closing Date, from O'Melveny & Myers LLP, special counsel to the Company, substantially in the form attached hereto as Exhibit K, to the effect that the Merger will qualify for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, O'Melveny & Myers LLP shall be entitled to rely upon reasonable and customary representations provided by the Company and AHM substantially in the forms attached hereto as Exhibits I-1 and I-2, respectively.

            (i) REIT Opinion. AHM shall have received the opinion of Cadwalader, Wickersham & Taft LLP, legal counsel to AHM, substantially in the form attached hereto as Exhibit L, and shall have provided to the Company copies of such opinion and the corresponding representation letter by New Holdco.

            (j) Final AHM Financial Advisor Opinion. The opinion of the AHM Financial Advisor received by AHM shall conform in all material respects to the Draft Opinion of AHM Financial Advisor made available to the Company pursuant to
Section 4.13 hereof.

                                  ARTICLE VIII

                            TERMINATION AND AMENDMENT

      8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time (except as otherwise provided), whether before or after the Stockholder Approvals, by written notice from AHM to the Company or the Company to AHM, as the case may be, as follows:

            (a) by mutual written consent of AHM and the Company;

            (b) by either the Company or AHM, if the Effective Time shall not have occurred on or before January 12, 2004 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure (or in the case of AHM, the failure of New Holdco) to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Termination Date; and provided further, however, that if on the Termination Date the conditions to the Merger set forth in Sections 7.1(b) or
(d) shall not have been fulfilled, but all other conditions to the Merger shall be fulfilled or shall be capable of being fulfilled, then the Termination Date shall be automatically be extended to April 12, 2004;

            (c) by either the Company or AHM, if any Governmental Entity (i) shall have issued an order, decree or ruling or taken any other action (which the parties shall have used their reasonable best efforts to resist, resolve or lift, as applicable, in accordance with Section 6.4 hereof) permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable, or (ii) shall have failed to issue an order, decree or ruling or to take any other action (which order, decree, ruling or other action the parties shall have used their reasonable best efforts to obtain, in accordance with Section 6.4 hereof), which in either case is necessary to fulfill the conditions set forth in Sections 7.1(c), (d) or (e), as applicable, and such denial of a request to issue such order, decree, ruling or take such other action shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to any party whose failure (or in the case of AHM, the failure of New Holdco) to comply with Section 6.4 has been the cause of such action or inaction;

            (d) by AHM:

                  (i) if the approval by the stockholders of the Company required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the Company Stockholder Approval upon the taking of such vote at a duly called and held meeting of stockholders of the Company, or at any adjournment thereof;

                  (ii) in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained in this Agreement which (i) would give rise to the failure of a condition set forth in
Section 7.2(a) or (b), as applicable, and (ii) cannot be cured or, if curable, has not been cured within thirty (30) days after the giving of written notice to the breaching party of such breach (a "Material Company Breach"); provided that in no event shall such 30-day period extend beyond the Termination Date;

                  (iii) if, prior to the AHM Stockholders Meeting, (i) the Board of Directors of AHM or New Holdco, or any committee thereof, shall have determined to withdraw or modify, in any manner which is materially adverse to the Company, its recommendation or approval of the Merger and this Agreement and the transactions contemplated hereby pursuant to Section 6.7(c), and (ii) AHM or New Holdco shall have given three (3) Business Days prior written notice to the Company advising the Company that AHM or New Holdco has received a Superior Proposal from a third party, and intends to terminate this Agreement in accordance with this Section 8.1(d)(iii) (during which period AHM shall negotiate in good faith with the Company concerning any new proposal by the Company);

                  (iv) if the Board of Directors of the Company, or any committee thereof, shall withdraw or modify, in any manner which is materially adverse to AHM or New Holdco, the Board of Directors' or committee's recommendation to the Company's stockholders that they approve the Merger or this Agreement;

                  (v) if AHM makes the AHM Election at any time during the one
(1) Business Day period commencing at the close of business on the Determination Date, unless the Company, within one (1) Business Day following the AHM Election, shall have elected to adjust the Exchange Ratio pursuant to Section 1.7(b)(iv) hereof, in which case the Agreement shall remain in effect and shall not be terminated pursuant to this Section 8.1(d)(v); or

                  (vi) in the event of a breach by a Company Significant Stockholder of any representation, warranty, covenant or other agreement contained in the Company Voting Agreement to which such Company Significant Stockholder is a party which cannot be cured or, if curable, has not been cured prior to the Company Stockholders Meeting.

            (e) by the Company:

                  (i) if the approval by the stockholders of AHM or New Holdco required for the consummation of the transactions contemplated by this Agreement shall not have been obtained by reason of the failure to obtain such approvals upon the taking of such vote at a duly called and held meeting of stockholders of AHM and New Holdco, or at any adjournment thereof;

                  (ii) in the event of a breach by AHM or New Holdco of any representation, warranty, covenant or other agreement contained in this Agreement which (i) would give rise to the failure of a condition set forth in
Section 7.3(a) or (b), as applicable, and (ii) cannot be cured or, if curable, has not been cured within thirty (30) days after the giving of written notice to AHM or New Holdco of such breach (a "Material AHM Breach" and, together with a "Material Company Breach," a "Material Breach"); provided that in no event shall such 30-day period extend beyond the Termination Date;

                  (iii) if, prior to the Company Stockholders Meeting, (i) the Board of Directors of the Company, or any committee thereof, shall have determined to withdraw or modify, in any manner which is materially adverse to AHM or New Holdco, its recommendation or approval of the Merger and this Agreement and the transactions contemplated hereby pursuant to Section 6.7(c), and (ii) the Company shall have given three (3) Business Days prior written notice to AHM advising AHM that the Company has received a Superior Proposal from a third party, and advising AHM that the Company intends to terminate this Agreement in accordance with this Section 8.1(e)(iii) (during which period the Company shall negotiate in good faith with AHM concerning any new proposal by
AHM);

                  (iv) if the Board of Directors of AHM or New Holdco, or any committee thereof, shall withdraw or modify, in any manner which is materially adverse to the Company, the Board of Directors' or committee's recommendation to AHM's or New Holdco's stockholders that they approve the Merger or this Agreement;

                  (v) if the Company makes the Company Election at any time during the one (1) Business Day period commencing at the close of business on the Determination Date, unless AHM, within one (1) Business Day following the Company Election, shall have elected to adjust the Exchange Ratio pursuant to
Section 1.7(b)(v) hereof, in which case the Agreement shall remain in effect and shall not be terminated pursuant to this Section 8.1(e)(v); or

                  (vi) in the event of a breach by an AHM Significant Stockholder of any representation, warranty, covenant or other agreement contained in the AHM Voting Agreement to which such AHM Significant Stockholder is a party which cannot be cured or, if curable, has not been cured prior to the AHM Stockholders Meeting.

      8.2 Effect of Termination.

            (a) In the event of termination of this Agreement by either the Company or AHM as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation (other than in respect of a prior Material Breach) on the part of AHM or the Company or their respective officers or directors except with respect to the second sentence of Section 6.2,
Section 6.10, this Section 8.2 and Article IX hereof.

            (b) If this Agreement is terminated (i) by the Company pursuant to
Section 8.1(e)(iii), or (ii) by AHM pursuant to Section 8.1(d)(ii), (iv) or (vi) above, then, in such event, and simultaneously with such termination, the Company shall pay to AHM an aggregate amount equal to $12,000,000, plus any documented out-of-pocket Expenses (a "Break-Up Fee"), which Break-Up Fee shall be payable by wire transfer of same day funds to AHM. AHM and New Holdco hereby acknowledge and agree that the payment of a Break-Up Fee to AHM pursuant to the preceding sentence shall fully satisfy the Company's obligations to both AHM and New Holdco under this Section 8.2(b). The Company acknowledges that the agreement contained in this Section 8.2(b) is an integral party of the transactions contemplated by this Agreement and that, without this agreement, New Holdco and AHM would not enter into this Agreement; accordingly, if the Company fails promptly to pay the Break-Up Fee and, in order to obtain such payment, either AHM, New Holdco or both of them commence a suit which results in a judgment against the Company for the amount of the Break-Up Fee, the Company shall pay to the prevailing party or parties its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest thereon at the Applicable Rate on the date such payment was required to be paid.

            (c) If this Agreement is terminated (i) by AHM pursuant to Section 8.1(d)(iii), or (ii) by the Company pursuant to Section 8.1(e)(ii), (iv) or (vi) above, then, in such event, AHM shall pay to the Company simultaneously with such termination an amount equal to the Break-Up Fee, which amount shall be payable by wire transfer of same day funds. AHM acknowledges that the agreement contained in this Section 8.2(c) is an integral party of the transactions contemplated by this Agreement and that, without this agreement, the Company would not enter into this Agreement; accordingly, if AHM fails promptly to pay the Break-Up Fee and, in order to obtain such payment, the Company commences a suit which results in a judgment against AHM for the amount of the Break-Up Fee, AHM shall pay to the Company its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest thereon at the Applicable Rate on the date such payment was required to be paid.

            (d) The Company's payment of the Break-Up Fee pursuant to Section 8.2(b) above shall be the sole and exclusive remedy of AHM and New Holdco and any Subsidiary of AHM or New Holdco, against the Company, the Company Significant Stockholders and its Representatives with respect to the occurrences giving rise to such payment, except for liabilities or damages caused by the willful breach of any representations, warranties, covenants or agreements herein by the Company or the willful breach of any representations, warranties, covenants or agreements under any Company Voting Agreement by the respective Company Significant Stockholder.

            (e) AHM's payment of the Break-Up Fee pursuant to Section 8.2(c) above shall be the sole and exclusive remedy of the Company against New Holdco, AHM and any Subsidiary of AHM, the AHM Significant Stockholders and their respective Representatives with respect to the occurrences giving rise to such payment, except for liabilities or damages caused by the willful breach of any representations, warranties, covenants or agreements herein by AHM or the willful breach of any representations, warranties, covenants or agreements under any AHM Voting Agreement by the respective AHM Significant Stockholder.

      8.3 Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after the Company Stockholder Approval, but, after any such approval, no amendment shall be made which by Law or in accordance with the rules of any relevant stock exchange requires further approval by the Company's stockholders without such further approval.

This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      8.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                   ARTICLE IX

                               GENERAL PROVISIONS

      9.1 Non-Survival of Representations; Warranties and Agreements. None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, shall survive the Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time and this Article IX. Nothing in this Section 9.1 shall relieve any party for any breach of any representation, warranty, covenant or other agreement in this Agreement occurring prior to termination.

      9.2 Notices. All notices and other communications hereunder shall be in writing (including telecopy, mail or other similar writing, but excluding e-mail) and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy, upon confirmation of receipt, (b) on the first (1st) Business Day following the date of dispatch if delivered by a recognized next-day courier service, (c) on the tenth (10th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid or (d) if given by any other means, when received at the address specified in this Section 9.2, except, in each case, for a notice of a change of address, which shall be effective only upon receipt thereof. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

            (a) if to AHM or New Holdco, to:

                  American Home Mortgage Holdings, Inc.
                  520 Broadhollow Road
                  Melville, New York  11747
                  Attention:  Michael Strauss
                  Facsimile:  (516) 714-2649
                  Email:  mstrauss@americanhm.com

                  with a copy to:

                  Cadwalader, Wickersham & Taft LLP
                  100 Maiden Lane
                  New York, New York  10038
                  Attention:  Louis J. Bevilacqua, Esq.
                  Facsimile:  (212) 504-6666
                  Email:  louis.bevilacqua@cwt.com


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


            (b) if to the Company to:

                  Apex Mortgage Capital, Inc.
                  865 South Figueroa Street, Suite 1800
                  Los Angeles, California  90017
                  Attention:  President and Chief Executive Officer
                  Facsimile:  (213) 488-3366
                  Email:  philip.barach@tcw.com

                  with a copy to:

                  The TCW Group
                  865 South Figueroa Street, Suite 1800
                  Los Angeles, California  90017
                  Attention:  Philip K. Holl, Esq.
                  Facsimile:  (213) 244-0290
                  Email:  philip.holl@tcw.com

                  and:

                  The TCW Group
                  865 South Figueroa Street, Suite 1800
                  Los Angeles, California  90017
                  Attention: Mr. William C. Sonneborn
                  Facsimile:  (213) 244-0134
                  Email:  william.sonneborn@tcw.com

                  and:

                  O'Melveny & Myers LLP
                  275 Battery Street, 26th Floor
                  San Francisco, California 94111-3305
                  Attention:  Peter T. Healy, Esq.
                  Facsimile:  (415) 984-8701
                  Email:  phealy@omm.com

      9.3 Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents, glossary of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The inclusion of any matter in the Company Disclosure Schedule or the AHM Disclosure Schedule in connection with any representation, warranty, covenant or agreement that is qualified as to materiality or "Material Adverse Effect" shall not be an admission by the party delivering such disclosure schedule that such matter is material or would have a Material Adverse Effect.

      9.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when each party shall have received counterparts hereof signed by all other parties hereto, it being understood that the parties need not sign the same counterpart.

      9.5 Damages; Equitable Relief. The parties hereto acknowledge that monetary damages are an adequate remedy for breach of this Agreement, and that neither party hereto shall be entitled to specific performance, injunctive relief, or other equitable remedies for the breach or anticipated breach hereof; provided, however, that any party hereto may obtain equitable relief to compel payments contemplated by Section 8.2 hereof in accordance with the terms thereof.

      9.6 Entire Agreement; Third Party Beneficiaries.

            (a) Integration. This Agreement together with the Company Disclosure Schedule, the AHM Disclosure Schedule, the exhibits hereto and the Transaction Documents constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, other than the Confidentiality Agreement which shall survive both the execution and the delivery of this Agreement.

            (b) No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Section 6.8 hereof (which are intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons).

      9.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      9.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law, Order or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

      9.9 Waiver of Jury Trial. Each party to this Agreement waives, to the fullest extent permitted by applicable Law, any right it may have to a jury trial in respect of any action, suit or proceeding arising out of or relating to this Agreement.

      9.10 Submission to Jurisdiction. Each of AHM, New Holdco and the Company irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any party hereto or its successors and assigns may be brought and determined in the State courts located in New York County or in the United States District Court for the Southern District of New York, in each case having subject matter jurisdiction, and each of AHM, New Holdco and the Company hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. By both the execution and the delivery of this Agreement, the Company appoints O'Melveny & Myers LLP (or at such other place within the State of New York as my be designated for such purpose), as its agent upon which process may be served in any such legal action or proceeding. Service of process upon such agent, together with notice of such service given to the Company in the manner specified in Section 9.2 hereof, shall be deemed in every respect effective service of process upon the Company in any legal action or proceeding. Nothing herein shall in any way be deemed to limit the ability of AHM to serve any writs, process or summons in any other manner permitted by applicable Law or Order or to obtain jurisdiction over the Company in such other jurisdictions and in such manner as may be permitted by applicable Law or Order. Each of AHM, New Holdco and the Company hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense or counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 9.10, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable Law or Order, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Notwithstanding anything contained herein to the contrary, AHM understands and agrees that this
Section 9.10 is not intended to and shall not be deemed to be a consent by the Company to jurisdiction for any purpose other than the limited purpose of enforcing this Agreement in accordance with its terms.

      9.11 Definitions. As used in this Agreement:

            (a) "Affiliate" of a Person shall mean a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the first mentioned Person.

            (b) "Applicable Rate" means a rate per annum equal to the "prime rate" as set forth in The Wall Street Journal "Money Rates" column plus one percent (1%).

            (c) "Board of Directors" means the Board of Directors of any specified Person and any committees thereof.

            (d) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the States of California or New York are authorized or obligated to close.

            (e) "Certificates" means certificates representing shares of Company Capital Stock.

            (f) "Contracts" means any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation or instrument.

            (g) "knowledge" when used with respect to any party means the knowledge of any senior executive officer of such party after reasonable inquiry.

            (h) "Laws" means any statute, law, ordinance, rule, regulation, whether federal, state, local or foreign, including, without limitation, (i) the Sarbanes-Oxley Act of 2002 and (ii) the rules and regulations of AMEX and NASDAQ.

            (i) "Liens" means all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever.

            (j) "Material Adverse Effect" means, with respect to any Person, any change affecting, or condition having an effect on, such Person and its Subsidiaries, if any, (i) that is, or would reasonably be expected to be, materially adverse to the business, assets, liabilities, results of operations or condition (financial or otherwise) of such Person and its Subsidiaries, if any, taken as a whole, (ii) that will, or would reasonably be expected to, prevent or materially impair the ability of such Person to consummate the Merger before the Termination Date, (iii) that would, or would be reasonably be expected to, prevent or materially impair the ability of such Person to operate its or any of its Subsidiaries' businesses following the Effective Time, or (iv) in the case of the Company, that could reasonably be expected to prevent or materially impair the Company from qualifying as a REIT prior to the Effective Time or, in the case of AHM or New Holdco, that could reasonably be expected to prevent or materially impair New Holdco from qualifying as a REIT on or after the Effective Time; provided, however, that any such change or effect having the results described in the foregoing (i) through (iv) that results from (A) a change in law, rule or regulation, or GAAP or interpretations thereof that applies to both AHM and the Company, (B) general economic or market conditions, including, without limitation, changes in interest rates, or (C) economic or market conditions in the mortgage industry generally shall not be considered when determining whether a Material Adverse Effect on such Person or its Subsidiaries has occurred, except to the extent that such change or effect disproportionately affects such Person or its Subsidiaries in any material respect; provided, further, that a decline in the share price of the Person resulting from the public announcement of this Agreement and the proposed Merger shall not be deemed a Material Adverse Effect on such Person.

            (k) "Orders" means any judgment, order or decree, whether federal, state, local or foreign.

            (l) "Person" means a natural person, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization, Governmental Entity, other entity or group (as defined in the Exchange Act).

            (m) "Subsidiary" when used with respect to any Person means any corporation or other organization, whether incorporated or unincorporated, (A) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (B) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

            (n) "the other party" means, with respect to the Company, AHM and New Holdco, and means, with respect to AHM or New Holdco, the Company.

            (o) "Third Party" means any person other than the Company, New Holdco, AHM and their respective affiliates.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, AHM, New Holdco and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        AMERICAN HOME MORTGAGE
                                        HOLDINGS, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael Strauss
                                           -------------------------------------
                                        Name: Michael Strauss
                                             -----------------------------------
                                        Its: Chairman, Chief Executive Officer
                                             & President
                                             -----------------------------------


                                        AHM NEW HOLDCO, INC.,
                                        a Maryland corporation


                                        By: /s/ Michael Strauss
                                           -------------------------------------
                                        Name:  Michael Strauss
                                             -----------------------------------
                                        Its: Chief Executive Officer & President
                                            ------------------------------------


                                        APEX MORTGAGE CAPITAL, INC.,
                                        a Maryland corporation


                                        By: /s/ Philip Barach
                                           -------------------------------------
                                        Name: Philip Barach
                                             -----------------------------------
                                        Its: CEO
                                            ------------------------------------

                                                                         ANNEX B

                      AGREEMENT AND PLAN OF REORGANIZATION

                           [to be filed by amendment]

                                                                         ANNEX C

                          FORM OF AHM VOTING AGREEMENT

      THIS AHM VOTING AGREEMENT (this "Agreement") is made and entered into as of July [__], 2003, by and between Apex Mortgage Capital, Inc., a Maryland corporation ("Company"), and the undersigned stockholder ("AHM Stockholder") of American Home Mortgage Holdings, Inc., a Delaware corporation ("AHM").

      THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

      A. As of the date hereof, AHM Stockholder has full title to and is entitled to dispose of (or to direct the disposition of) and/or vote (or to direct the voting of) the number of shares of common stock, par value $0.01 per share, of AHM ("AHM Common Stock"), set forth opposite such AHM Stockholder's name on Schedule I attached hereto (such shares of AHM Common Stock are collectively referred to herein as the "Subject Shares").

      B. The parties hereto acknowledge that as of the date hereof: (i) the Company's Board of Directors, upon the recommendation of a duly authorized special committee of independent directors, and the respective Boards of Directors of AHM and New Holdco (as defined below) have each approved, and deem it advisable and in the best interest of their respective stockholders, to consummate the acquisition of the Company by New Holdco upon the terms and subject to the conditions set forth in that certain Agreement and Plan of Merger dated as of July [__], 2003 (as the same may be amended from time to time, the "Merger Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Merger Agreement), by and among AHM, New Holdco, a Maryland corporation and a wholly-owned subsidiary of AHM ("New Holdco"), and the Company; and (ii) in furtherance of the acquisition by New Holdco of the Company, the respective Boards of Directors of the Company, AHM, and New Holdco have each approved the Merger Agreement and the merger of the Company with and into New Holdco, with New Holdco being the surviving corporation in such merger (the "Merger"), and AHM, as the sole stockholder of New Holdco, has approved the Merger (the transactions contemplated by the Merger Agreement shall be hereinafter referred to as the "Transactions").

      C. The AHM Stockholder in order to induce Company to enter into the Merger Agreement and consummate the Merger and the Transactions, and in consideration therefor, has agreed to enter into this Agreement.

      NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties agree as follows:

                                    ARTICLE I

                      TRANSFER AND VOTING OF SUBJECT SHARES

      1.1 Transfer of Subject Shares. Except as may otherwise be agreed upon by Company in writing and as contemplated by the terms of this Agreement, from the date hereof through and including the date of the AHM Stockholder Approval (as defined in the Merger Agreement), the AHM Stockholder shall not, directly or indirectly, (a) transfer (which term shall include, without limitation, any sale, gift, pledge, encumbrance or other disposition), or consent to any transfer of, any or all of the Subject Shares or any interest therein or any voting power in relation thereto, (b) deposit the Subject Shares or any interest therein into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares or grant any proxy, power of attorney or other authorization in or with respect thereto, or (c) enter into any contract, option or other agreement or understanding with respect to any such transfer of any or all of the Subject Shares or any interest therein or any voting power in relation thereto.

      1.2 Agreement to Vote the Subject Shares. The AHM Stockholder shall, at each and every meeting of the stockholders of AHM called with respect to any of the following, and at any adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of AHM with respect to any of the following, and in any other circumstances upon which a vote, consent or other approval with respect to any of the following is sought, solely in its capacity as a stockholder of AHM, take each and every action and accomplish each and every formality as is necessary to participate in the meetings (if applicable) and vote (or cause to be voted) all of the Subject Shares and each interest therein:

            (a) in favor of the Merger, the Merger Agreement and the Transactions and, upon the request of Company, any actions required in furtherance thereof and hereof, including, without limitation, any proposal to permit AHM to adjourn such meeting (an "Adjournment Proposal");

            (b) against the following actions (other than the Merger and the Transactions), to the extent that such actions require the AHM Stockholder's approval or in relation to which such approval is sought: (i) a reorganization, recapitalization, dissolution or liquidation of AHM; and (ii) (A) any change in the present capitalization of AHM or any amendment of AHM's certificate of incorporation or New Holdco's charter or similar governing document of AHM or New Holdco, (B) any other change in the corporate structure or business of AHM, or (C) any other action which, in the case of each of the matters referred to in clauses (A) and (B) above, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger, including, without limitation, an Acquisition Proposal (as defined in the Merger Agreement), the Transactions or the other transactions contemplated by this Agreement (the actions described in clauses
(i) and (ii) above shall be referred to herein, individually, as an "Alternative Proposal"); and

            (c) in favor of each other matter relating to, and in favor of, the consummation of the Transactions.

      1.3 Prior Proxies.

            (a) AHM Stockholder represents that any proxies heretofore given in respect of the Subject Shares are revocable, and that any such proxies are hereby revoked or will be revoked by appropriate notice (or other instrument) prior to or concurrently with the execution and delivery of this Agreement.

            (b) AHM Stockholder recognizes that the Merger will be of benefit to the AHM Stockholder and acknowledges that Company is incurring costs and expenses in reliance on the representations, warranties and covenants of AHM Stockholder set forth in this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                               OF AHM STOCKHOLDER

      AHM Stockholder hereby represents and warrants to Company as follows:

      2.1 Ownership of Subject Shares. On the date hereof, AHM Stockholder owns, directly or indirectly, and has the power to direct the voting of, the Subject Shares set forth next to AHM Stockholder's name set forth on Schedule I attached hereto. On the date hereof, the Subject Shares constitute all of the shares of voting capital stock of AHM owned of record or otherwise by AHM Stockholder or as to which such AHM Stockholder has the power to direct the voting of such shares. AHM Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Article 1 hereof, sole power of disposition, sole power of conversion, sole power (if any) to demand, appraisal or rescission rights, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of AHM Stockholder's Subject Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. On the date of the AHM Stockholders Meeting and on the Closing Date (as defined in the Merger Agreement), AHM Stockholder owns or will own, directly or indirectly, and will have the power to direct the voting of, at least the number of Subject Shares indicated on Schedule I attached hereto.

      2.2 Power; Binding Agreement. AHM Stockholder has all requisite powers and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by AHM Stockholder shall not violate any agreement to which AHM Stockholder is a party, including, without limitation, any voting agreement, proxy arrangement, pledge agreement, stockholders agreement, voting trust or trust agreement. This Agreement has been duly and validly executed and delivered by AHM Stockholder, and constitutes a legally valid and binding obligation of AHM Stockholder, enforceable against AHM Stockholder in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, or (b) general principles of equity relating to enforceability, whether considered in a proceeding at law or in equity. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which AHM Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the compliance by AHM Stockholder with the terms hereof. If AHM Stockholder is a natural person and is married, and the Subject Shares constitute community property or AHM Stockholder otherwise needs spousal or other similar approval for this Agreement to be legal, valid and binding, this Agreement will be duly authorized, executed and delivered by AHM Stockholder's spouse ("Spouse") prior to Closing, and shall constitute a valid and binding agreement of Spouse as of the date first set forth above, enforceable against such Spouse in accordance with its terms.

      2.3 No Conflicts. Neither the execution and delivery of this Agreement by AHM Stockholder nor the compliance by AHM Stockholder with any of the provisions hereof shall (a) conflict with or violate any agreement, law, rule, regulation, order, judgment or decision or other instrument binding upon AHM Stockholder or any of AHM Stockholder's properties or assets, nor require any consent, notification, regulatory filing or approval which has not been obtained, (b) result in any violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give to any third party a right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which AHM Stockholder is a party or by which AHM Stockholder or any of its properties or assets may be bound or affected, or (c) if AHM Stockholder is other than a natural person, conflict with, or result in any breach of, any organizational documents applicable to AHM Stockholder.

      2.4 No Liens. Except as established hereby, the Subject Shares (with the exception of the Subject Shares which are not owned by AHM Stockholder, but for which AHM Stockholder exercises the relevant voting power) are now and, at all times during the term hereof will be, held by AHM Stockholder, or by a nominee or custodian for the benefit of AHM Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

      2.5 No Solicitation. AHM Stockholder hereby agrees, in AHM Stockholder's capacity as a stockholder of AHM, that neither AHM Stockholder nor any of AHM Stockholder's affiliates or subsidiaries, if applicable, shall (and AHM Stockholder shall cause AHM Stockholder's officers, directors, employees, investment bankers, consultants, attorneys, accountants, agents, advisors and representatives, if applicable, not to), directly or indirectly, take any action to solicit, initiate, encourage, facilitate, participate in or initiate discussions or negotiations with, or provide any information to, any person (other than the Company or any of its affiliates or representatives) concerning any Alternative Proposal.

      2.6 Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement and will be accurate in all respects at all times until termination of this Agreement.

                                   ARTICLE III

                                    COVENANTS

      3.1 Further Assurances. From time to time and without any additional consideration, upon the request of the Company, AHM Stockholder shall execute and deliver to the Company such additional documents with respect to the Subject Shares as the Company may reasonably request in connection with AHM Stockholder's obligations under this Agreement.

      3.2 No Inconsistent Actions. AHM Stockholder shall not, and, if AHM Stockholder is not a natural person, nor shall it permit any of its directors, officers, partners, employees or agents or any investment banker, attorney or other adviser or representative of AHM Stockholder to, directly or indirectly, take any action that would in any way restrict, limit or interfere with the performance of AHM Stockholder's obligations hereunder or the transactions contemplated hereby or by the Merger Agreement, including, without limitation, the Transactions, or which shall cause any of the representations set forth in
Article II of this Agreement to become untrue.

      3.3 Reasonable Efforts. Subject to the terms and conditions of this Agreement, the Company agrees to use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE IV

                                   TERMINATION

      Other than Article V hereof (which shall survive in any event), this Agreement and the representations, warranties, covenants and agreements contained herein or granted pursuant hereto shall automatically terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with Article VIII thereof, and (ii) the consummation of the Merger. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Merger Agreement on the part of any party hereto or, if AHM Stockholder is not a natural person, any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement; and provided further, that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including without limitation, the Merger Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

      5.1 Specific Performance. Each party hereto recognizes and agrees that, if for any reason any of the provisions of this Agreement are not performed by the other parties in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused to the non-breaching parties for which money damages would not be an adequate remedy. Accordingly, the parties agree that, in addition to any other available remedies, the non-breaching parties shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement without the necessity of the non-breaching parties posting a bond or other form of security. In the event that any action should be brought in equity to enforce the provisions of this Agreement, the breaching party will not allege, and the breaching party hereby waives the defense, that there is an adequate remedy at law.

      5.2 Severability. Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction by any rule or law or public policy shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity, legality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Without limiting the foregoing, upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

      5.3 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be amended except by an instrument in writing signed by each of the parties against whom such amendment is sought to be enforced.

      5.4 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by either of the parties without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

      5.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      5.6 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by express courier (providing proof of delivery) or communicated by confirmed facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a) if to AHM Stockholder, to the addresses set forth next to AHM Stockholder's name on Schedule II attached hereto,

                  with a copy to:

                  Cadwalader, Wickersham & Taft LLP
                  100 Maiden Lane
                  New York, New York 10038
                  Facsimile:  (212) 504-6666
                  Attention:  Louis J. Bevilacqua, Esq.

                  and

            (b) if to the Company, to:

                  Apex Mortgage Capital, Inc.
                  865 South Figueroa Street, Suite 1800
                  Los Angeles, California 90017
                  Facsimile:  (213) 488-3366
                  Attention:  President and Chief Executive Officer

                  with a copy to:

                  O'Melveny & Myers LLP
                  275 Battery Street, Suite 2600
                  San Francisco, California 94111-3305
                  Facsimile:  (415) 984-8701
                  Attention:  Peter T. Healy, Esq.

      5.7 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

            (a) This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to this Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

            (b) Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any party hereto or its successors and assigns may be brought and determined in the state courts located in New York County, New York or in the United States District Court for the Southern District of New York, in each case having subject matter jurisdiction, and each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. By the execution and delivery of this Agreement, AHM Stockholder appoints Cadwalader, Wickersham & Taft LLP, 100 Maiden Lane, New York, New York 10038, Facsimile: (212) 504-6666, Attention: Louis J. Bevilacqua, Esq. (or at such other place within the State of New York as may be designated for such purpose), as its agent upon which process may be served in any such legal action or proceeding. Service of process upon such agent, together with notice of such service given to the Company in the manner specified in Section
5.6 hereof, shall be deemed in every respect effective service of process upon AHM Stockholder in any legal action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any writs, process or summons in any other manner permitted by applicable law or order or to obtain jurisdiction over AHM Stockholder in such other jurisdictions and in such manner as may be permitted by applicable law or order. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense or counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 5.7, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable law or order, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Notwithstanding anything contained herein to the contrary, the Company understands and agrees that this Section 5.7 is not intended to and shall not be deemed to be a consent by AHM Stockholder to jurisdiction for any purpose other than the limited purpose of enforcing this Agreement in accordance with its terms.

            (c) EACH PARTY TO THIS AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      5.8 Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      5.9 Directors' Fiduciary Duties. AHM Stockholder signs solely in his, her or its capacity as the party entitled to dispose of or vote the Subject Shares. Notwithstanding anything herein to the contrary, nothing set forth herein shall in any way restrict any director, officer or employee in the exercise of his or her fiduciary or other duties as a director, officer or employee of AHM, provided the foregoing does not allow AHM Stockholder to breach this Agreement.

                            [Signature page follows.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first written above.


                                        "COMPANY"

                                        APEX MORTGAGE CAPITAL, INC., a
                                        Maryland corporation


                                        By:_____________________________________
                                        Name:___________________________________
                                        Its:____________________________________


                                        "AHM STOCKHOLDER"


                                        ________________________________________
                                        Name:___________________________________

"SPOUSE"

I hereby agree to be bound by the terms
herein as to any interest, whether as
community property or otherwise, that I
may have in the Subject Shares.

________________________________________
Name:___________________________________

                    [SIGNATURE PAGE TO AHM VOTING AGREEMENT]

                                                                         ANNEX D

                        FORM OF COMPANY VOTING AGREEMENT

      THIS COMPANY VOTING AGREEMENT (this "Agreement") is made and entered into as of July [__], 2003, by and between American Home Mortgage Holdings, Inc., a Delaware corporation ("AHM"), and the undersigned stockholder (the "Company Stockholder") of Apex Mortgage Capital, Inc., a Maryland corporation (the "Company").

      THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

      A. As of the date hereof, the Company Stockholder has full title to and is entitled to dispose of (or to direct the disposition of) and/or vote (or to direct the voting of) the number of shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock"), set forth opposite such Company Stockholder's name on Schedule I attached hereto (such shares of Company Common Stock are collectively referred to herein as the "Subject Shares").

      B. The parties hereto acknowledge that as of the date hereof: (i) the Company's Board of Directors, upon the recommendation of a duly authorized special committee of independent directors, and the respective Boards of Directors of AHM and New Holdco (as defined below) have each approved, and deem it advisable and in the best interest of their respective stockholders, to consummate the acquisition of the Company by New Holdco upon the terms and subject to the conditions set forth in that certain Agreement and Plan of Merger dated as of July [__], 2003 (as the same may be amended from time to time, the "Merger Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Merger Agreement), by and among AHM, New Holdco, a Maryland corporation and a wholly-owned subsidiary of AHM ("New Holdco"), and the Company; and (ii) in furtherance of the acquisition by New Holdco of the Company, the respective Boards of Directors of the Company, AHM, and New Holdco have each approved the Merger Agreement and the merger of the Company with and into New Holdco, with New Holdco being the surviving corporation in such merger (the "Merger"), and AHM, as the sole stockholder of New Holdco, has approved the Merger (the transactions contemplated by the Merger Agreement shall be hereinafter referred to as the "Transactions").

      C. The Company Stockholder in order to induce AHM to enter into the Merger Agreement and consummate the Merger and the Transactions, and in consideration therefor, has agreed to enter into this Agreement.

      NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties agree as follows:

                                    ARTICLE I

                      TRANSFER AND VOTING OF SUBJECT SHARES

      1.1 Transfer of Subject Shares. Except as may otherwise be agreed upon by AHM in writing and as contemplated by the terms of this Agreement, from the date hereof through and including the date of the Company Stockholder Approval (as defined in the Merger Agreement), the Company Stockholder shall not, directly or indirectly, (a) transfer (which term shall include, without limitation, any sale, gift, pledge, encumbrance or other disposition), or consent to any transfer of, any or all of the Subject Shares or any interest therein or any voting power in relation thereto, (b) deposit the Subject Shares or any interest therein into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares or grant any proxy, power of attorney or other authorization in or with respect thereto, or (c) enter into any contract, option or other agreement or understanding with respect to any such transfer of any or all of the Subject Shares or any interest therein or any voting power in relation thereto.

      1.2 Agreement to Vote the Subject Shares. The Company Stockholder shall, at each and every meeting of the stockholders of the Company called with respect to any of the following, and at any adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, and in any other circumstances upon which a vote, consent or other approval with respect to any of the following is sought, solely in its capacity as a stockholder of the Company, take each and every action and accomplish each and every formality as is necessary to participate in the meetings (if applicable) and vote (or cause to be voted) all of the Subject Shares and each interest therein:

            (a) in favor of the Merger, the Merger Agreement and the Transactions and, upon the request of AHM, any actions required in furtherance thereof and hereof, including, without limitation, any proposal to permit the Company to adjourn such meeting (an "Adjournment Proposal");

            (b) against the following actions (other than the Merger and the Transactions), to the extent that such actions require the Company Stockholder's approval or in relation to which such approval is sought: (i) a reorganization, recapitalization, dissolution or liquidation of the Company; and (ii) (A) any change in the present capitalization of the Company or any amendment of the Company Charter (as defined in the Merger Agreement) or similar governing document of Company, (B) any other change in the corporate structure or business of the Company, or (C) any other action which, in the case of each of the matters referred to in clauses (A) and (B) above, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger, including, without limitation, an Acquisition Proposal (as defined in the Merger Agreement), the Transactions or the other transactions contemplated by this Agreement (the actions described in clauses (i) and (ii) above shall be referred to herein, individually, as an "Alternative Proposal"); and

            (c) in favor of each other matter relating to, and in favor of, the consummation of the Transactions.

      1.3 Prior Proxies.

            (a) The Company Stockholder represents that any proxies heretofore given in respect of the Subject Shares are revocable, and that any such proxies are hereby revoked or will be revoked by appropriate notice (or other instrument) prior to or concurrently with the execution and delivery of this Agreement.

            (b) The Company Stockholder recognizes that the Merger will be of benefit to the Company Stockholder and acknowledges that AHM is incurring costs and expenses in reliance on the representations, warranties and covenants of the Company Stockholder set forth in this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                           OF THE COMPANY STOCKHOLDER

      The Company Stockholder hereby represents and warrants to AHM as follows:

      2.1 Ownership of Subject Shares. On the date hereof, the Company Stockholder owns, directly or indirectly, and has the power to direct the voting of, the Subject Shares set forth next to the Company Stockholder's name set forth on Schedule I attached hereto. On the date hereof, the Subject Shares constitute all of the shares of voting capital stock of the Company owned of record or otherwise by the Company Stockholder or as to which such Company Stockholder has the power to direct the voting of such shares. The Company Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Article 1 hereof, sole power of disposition, sole power of conversion, sole power (if any) to demand, appraisal or rescission rights, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Company Stockholder's Subject Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. On the date of the Company Stockholders Meeting and on the Closing Date (as defined in the Merger Agreement), the Company Stockholder owns or will own, directly or indirectly, and will have the power to direct the voting of, at least the number of Subject Shares indicated on Schedule I attached hereto.

      2.2 Power; Binding Agreement. The Company Stockholder has all requisite powers and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Company Stockholder shall not violate any agreement to which the Company Stockholder is a party, including, without limitation, any voting agreement, proxy arrangement, pledge agreement, stockholders agreement, voting trust or trust agreement. This Agreement has been duly and validly executed and delivered by the Company Stockholder, and constitutes a legally valid and binding obligation of the Company Stockholder, enforceable against the Company Stockholder in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, or (b) general principles of equity relating to enforceability, whether considered in a proceeding at law or in equity. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Company Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the compliance by the Company Stockholder with the terms hereof. If the Company Stockholder is a natural person and is married, and the Subject Shares constitute community property or the Company Stockholder otherwise needs spousal or other similar approval for this Agreement to be legal, valid and binding, this Agreement will be duly authorized, executed and delivered by the Company Stockholder's spouse ("Spouse") prior to Closing, and shall constitute a valid and binding agreement of Spouse as of the date first set forth above, enforceable against such Spouse in accordance with its terms.

      2.3 No Conflicts. Neither the execution and delivery of this Agreement by the Company Stockholder nor the compliance by the Company Stockholder with any of the provisions hereof shall (a) conflict with or violate any agreement, law, rule, regulation, order, judgment or decision or other instrument binding upon the Company Stockholder or any of the Company Stockholder's properties or assets, nor require any consent, notification, regulatory filing or approval which has not been obtained, (b) result in any violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give to any third party a right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company Stockholder is a party or by which the Company Stockholder or any of its properties or assets may be bound or affected, or (c) if the Company Stockholder is other than a natural person, conflict with, or result in any breach of, any organizational documents applicable to the Company Stockholder.

      2.4 No Liens. Except as established hereby, the Subject Shares (with the exception of the Subject Shares which are not owned by the Company Stockholder, but for which the Company Stockholder exercises the relevant voting power) are now and, at all times during the term hereof will be, held by the Company Stockholder, or by a nominee or custodian for the benefit of the Company Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

      2.5 No Solicitation. The Company Stockholder hereby agrees, in the Company Stockholder's capacity as a stockholder of the Company, that neither the Company Stockholder nor any of the Company Stockholder's affiliates or subsidiaries, if applicable, shall (and the Company Stockholder shall cause the Company Stockholder's officers, directors, employees, investment bankers, consultants, attorneys, accountants, agents, advisors and representatives, if applicable, not
to), directly or indirectly, take any action to solicit, initiate, encourage, facilitate, participate in or initiate discussions or negotiations with, or provide any information to, any person (other than AHM or any of its affiliates or representatives) concerning any Alternative Proposal.

      2.6 Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement and will be accurate in all respects at all times until termination of this Agreement.

                                   ARTICLE III

                                    COVENANTS

      3.1 Further Assurances. From time to time and without any additional consideration, upon the request of AHM, the Company Stockholder shall execute and deliver to AHM such additional documents with respect to the Subject Shares as AHM may reasonably request in connection with the Company Stockholder's obligations under this Agreement.

      3.2 No Inconsistent Actions. The Company Stockholder shall not, and, if the Company Stockholder is not a natural person, nor shall it permit any of its directors, officers, partners, employees or agents or any investment banker, attorney or other adviser or representative of the Company Stockholder to, directly or indirectly, take any action that would in any way restrict, limit or interfere with the performance of the Company Stockholder's obligations hereunder or the transactions contemplated hereby or by the Merger Agreement, including, without limitation, the Transactions, or which shall cause any of the representations set forth in Article II of this Agreement to become untrue.

      3.3 Reasonable Efforts. Subject to the terms and conditions of this Agreement, AHM agrees to use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE IV

                                   TERMINATION

      Other than Article V hereof (which shall survive in any event), this Agreement and the representations, warranties, covenants and agreements contained herein or granted pursuant hereto shall automatically terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with Article VIII thereof, and (ii) the consummation of the Merger. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Merger Agreement on the part of any party hereto or, if the Company Stockholder is not a natural person, any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement; and provided further, that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including without limitation, the Merger Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

      5.1 Specific Performance. Each party hereto recognizes and agrees that, if for any reason any of the provisions of this Agreement are not performed by the other parties in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused to the non-breaching parties for which money damages would not be an adequate remedy. Accordingly, the parties agree that, in addition to any other available remedies, the non-breaching parties shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement without the necessity of the non-breaching parties posting a bond or other form of security. In the event that any action should be brought in equity to enforce the provisions of this Agreement, the breaching party will not allege, and the breaching party hereby waives the defense, that there is an adequate remedy at law.

      5.2 Severability. Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction by any rule or law or public policy shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity, legality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Without limiting the foregoing, upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

      5.3 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be amended except by an instrument in writing signed by each of the parties against whom such amendment is sought to be enforced.

      5.4 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by either of the parties without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

      5.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      5.6 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by express courier (providing proof of delivery) or communicated by confirmed facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a) if to the Company Stockholder, to the addresses set forth next to the Company Stockholder's name on Schedule II attached hereto,

                  with a copy to:
                  O'Melveny & Myers LLP
                  275 Battery Street, Suite 2600
                  San Francisco, CA 94111
                  Facsimile:  (415) 984-8701
                  Attention:  Peter T. Healy, Esq.

                  and

            (b) if to AHM, to:

                  American Home Mortgage Holdings, Inc.
                  12 East 49th Street
                  New York, New York 10017
                  Facsimile:  (516) 714-2649
                  Attention:  Michael Strauss

                  with a copy to:

                  Cadwalader, Wickersham & Taft LLP
                  100 Maiden Lane
                  New York, New York 10038
                  Facsimile:  (212) 504-6666
                  Attention:  Louis J. Bevilacqua, Esq.

      5.7 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

            (a) This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to this Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

            (b) Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any party hereto or its successors and assigns may be brought and determined in the state courts located in New York County, New York or in the United States District Court for the Southern District of New York, in each case having subject matter jurisdiction, and each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. By the execution and delivery of this Agreement, the Company Stockholder appoints [_________] (or at such other place within the State of New York as may be designated for such purpose), as its agent upon which process may be served in any such legal action or proceeding. Service of process upon such agent, together with notice of such service given to the Company Stockholder in the manner specified in Section 5.6 hereof, shall be deemed in every respect effective service of process upon the Company Stockholder in any legal action or proceeding. Nothing herein shall in any way be deemed to limit the ability of AHM to serve any writs, process or summons in any other manner permitted by applicable law or order or to obtain jurisdiction over the Company Stockholder in such other jurisdictions and in such manner as may be permitted by applicable law or order. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense or counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 5.7, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable law or order, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Notwithstanding anything contained herein to the contrary, AHM understands and agrees that this
Section 5.7 is not intended to and shall not be deemed to be a consent by the Company Stockholder to jurisdiction for any purpose other than the limited purpose of enforcing this Agreement in accordance with its terms.

            (c) EACH PARTY TO THIS AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      5.8 Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      5.9 Directors' Fiduciary Duties. The Company Stockholder signs solely in his, her or its capacity as the party entitled to dispose of or vote the Subject Shares. Notwithstanding anything herein to the contrary, nothing set forth herein shall in any way restrict any director, officer or employee in the exercise of his or her fiduciary or other duties as a director, officer or employee of the Company, provided the foregoing does not allow the Company Stockholder to breach this Agreement.

                            [Signature page follows.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first written above.


                                        "AHM"

                                        AMERICAN HOME MORTGAGE HOLDINGS, INC.,
                                        a Delaware corporation


                                        By:_____________________________________
                                           [Name]
                                           [Title]


                                        "COMPANY STOCKHOLDER"


                                        ________________________________________
                                        Name:___________________________________

"SPOUSE"

I hereby agree to be bound by the terms
herein as to any interest, whether as
community property or otherwise, that I
may have in the Subject Shares.

                                        ________________________________________
                                        Name:___________________________________

                  [SIGNATURE PAGE TO COMPANY VOTING AGREEMENT]

                                                                         ANNEX E

                     THIRD AMENDMENT TO MANAGEMENT AGREEMENT

      THIS THIRD AMENDMENT TO MANAGEMENT AGREEMENT (this "Third Amendment") is made and entered into as of July 12, 2003, by and between Apex Mortgage Capital, Inc., a Maryland corporation (the "Company"), and TCW Investment Management Company, a California corporation (the "Manager").

      THE PARTIES TO THIS AGREEMENT enter into this Third Amendment on the basis of the following facts, intentions and understandings:

      A. The Company and the Manager are parties to that certain Management Agreement dated as of December 9, 1997, as amended by that certain First Amendment to Management Agreement dated as of December 16, 1998, as further amended by that certain Second Amendment to Management Agreement dated as of December 16, 1999 (the "Management Agreement").

      B. The Company is a party to that certain Agreement and Plan of Merger dated as of July 12, 2003 (the "Merger Agreement"), by and among American Home Mortgage Holdings, Inc., a Delaware corporation ("AHM"), AHM New Holdco, Inc., a Maryland corporation ("New Holdco"), and the Company, pursuant to which, among other things, the Company shall merge with and into New Holdco (the "Merger"), with New Holdco as the surviving corporation in the Merger.

      C. As a condition to the Closing (as defined in the Merger Agreement), the Company and the Manager desire to enter into this Third Amendment to amend the Management Agreement in order to provide that the Management Agreement shall terminate immediately upon receipt by the Manager from the Company of the Merger Termination Fee (as defined in Section 1(b) below). In order to provide for the payment of the Merger Termination Fee immediately prior to the Closing (as defined in the Merger Agreement), the Company and the Manager shall enter into an escrow agreement by and among the Company, the Manager and such escrow agent as the Company and the Manager shall mutually agree, substantially in the form attached as Exhibit A hereto (the "Escrow Agreement"), which shall provide for, among other things, the deposit by the Company of $10,000,000, in an account established with and maintained by the Escrow Agent, no later than three (3) business days prior to the Initial Closing Date (as defined in the Merger Agreement), to be maintained and distributed by the Escrow Agent in accordance with the terms and subject to the conditions contained in the Escrow Agreement.

      D. Pursuant to Section 26 of the Management Agreement, the Company and the Manager are hereby amending the Management Agreement in accordance with the terms of this Third Amendment, which shall be executed by all of the parties to the Management Agreement. The Company and the Manager hereby acknowledge that
Section 26 of the Management Agreement provides that no consent or approval of the Company's stockholders is required in connection with any amendment, modification or change to the Management Agreement.

      NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

      1. Amendments.

            (a) Section 10.1 of the Management Agreement is deleted in its entirety and replaced by the following:

            "10.1 Term. This Agreement shall commence on the Effective Date and shall continue in force until December 31, 1999 and thereafter it shall be subject to successive one-year renewal periods upon the review and approval of the Unaffiliated Directors. If the Unaffiliated Directors do not resolve to renew or terminate this Agreement within at least 60 days prior to the end of the then-current period of this Agreement, this Agreement shall be automatically extended for a one-year period. The Company, subject to Section 10.2, and the Manager shall have the right, following the initial term of this Agreement, to terminate this Agreement at any time upon not less than 60 days prior written notice; provided, however, that the Company and the Manager hereby agree that this Agreement shall terminate automatically (and without any notice of non-renewal or further action on the part of the Company or the Manager) upon the Manager's receipt of the Merger Termination Fee (as defined in Section 10.2(b) below)."

            (b) Section 10.2 of the Management Agreement is deleted in its entirety and replaced by the following:

            "10.2 Termination; Merger Termination Fee. (a) In addition to such further liability or obligation of either party to the other provided in Section 13 of this Agreement, if this Agreement is terminated without cause (as "cause" is defined in Section 12 of this Agreement) by delivery of a notice of non-renewal pursuant to
            Section 10.1 or because the Company does not consent to an assignment of this Agreement by the Manager in connection with any acquisition, consolidation or merger of TCW (to the extent such consent is required pursuant to the Investment Advisers Act), the Company, in addition to its obligations under Section 13, shall pay the Manager a termination fee in an amount equal to the fair market value of this Agreement determined by an independent appraisal. For the purposes of determining the fair market value of this Agreement, it will be assumed that this Agreement is unlimited in term and not subject to termination or non-renewal. Such appraisal shall be conducted by a nationally recognized appraisal firm selected (but not previously engaged) by the Manager, subject to the approval by a majority of the Unaffiliated Directors, which approval shall not be unreasonably withheld or delayed, and the costs of such appraisal shall be borne equally by the parties. Any appraisal conducted under this Agreement shall be performed no later than 45 days following selection of the appraiser or appraisers. The termination fee payable by the Company shall be paid within 30 days following receipt of the final appraisal to be obtained under this Agreement.

                  (b) Notwithstanding anything to the contrary in Section
            10.2(a) above, in the event this Agreement is terminated pursuant to
            Section 10.1 above in connection with transactions contemplated by that certain Agreement and Plan of Merger dated as of July 12, 2003 (the "AHM Merger Agreement"), by and among the Company, American Home Mortgage Holdings, Inc., a Delaware corporation ("AHM"), and AHM New Holdco, Inc., a Maryland corporation ("New Holdco"), the Company and the Manager hereby agree that, in lieu of obtaining an independent appraisal of the fair market value of this Agreement pursuant to Section 10.2(a) above, the termination fee payable to the Manager (the "Merger Termination Fee") shall equal the Termination Fee (as defined in the AHM Merger Agreement). The Merger Termination Fee shall be payable by the Company to the Manager immediately prior to the Closing (as defined in the AHM Merger Agreement)."

      2. Full Force and Effect. Except as amended in this Third Amendment, the Management Agreement shall remain in full force and effect and unmodified.

      3. Survival. Notwithstanding termination of the Management Agreement, the Company and the Manager understand and agree that Sections 8 and 14 of the Management Agreement shall survive termination of the Management Agreement.

      4. Counterparts; Facsimile. This Third Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties. The parties may execute and exchange facsimile counterparts of the signature pages, and facsimile counterparts shall serve as originals.

              [The Remainder of the Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties have executed this Third Amendment to the Management Agreement as of the date first written above.


                               APEX MORTGAGE CAPITAL, INC.


                               By: /s/ Philip Barach
                                  --------------------------------------------
                                   Philip Barach
                                  --------------------------------------------
                                    CEO
                                  --------------------------------------------


                               TCW INVESTMENT MANAGEMENT COMPANY


                               By: /s/ David S. DeVito, Managing Director, CFO
                                  --------------------------------------------
                                   /s/ Philip K. Holl, Senior Vice President
                                  --------------------------------------------

                                  --------------------------------------------

                                                                         ANNEX F

                     FORM OF CHARTER OF AHM INVESTMENT CORP.


                      ARTICLES OF AMENDMENT AND RESTATEMENT

                                       OF

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.

      American Home Mortgage Investment Corp., a Maryland corporation (the "Corporation"), having its principal office in the State of Maryland at c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation desires to, and does hereby, amend and restate its charter (the "Charter") as currently in effect and as hereinafter amended. The following provisions are all of the provisions of the Charter currently in effect and as hereinafter amended:

                                    ARTICLE I

                                  INCORPORATOR

      The undersigned, Douglas M. Fox, whose post office address is c/o Ballard Spahr Andrews & Ingersoll, LLP, 300 East Lombard Street, Baltimore, Maryland 21202, being at least eighteen (18) years of age, acting as incorporator, does hereby form a corporation under the general laws of the State of Maryland.

                                   ARTICLE II

                                 CORPORATE NAME

      The name of the corporation (the "Corporation") is:

                     American Home Mortgage Investment Corp.

                                   ARTICLE III

                                    PURPOSES

      The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland now or hereafter in force. Subject to, and not in limitation of, the authority of the preceding sentence, at and following the Merger Effective Time (as such term is defined in

Article V hereof), the Corporation shall engage in business as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"), qualifying as such under Sections 856 through 860 of the Code, unless and until the Board of Directors shall have determined that it is no longer in the best interests of the Corporation to engage in such business.

      The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the Charter, and each shall be regarded as independent, and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to, and not in limitation of, the general powers of corporations under the general laws of the State of Maryland.

                                   ARTICLE IV

                 PRINCIPAL OFFICE IN MARYLAND AND RESIDENT AGENT

Section 1. Principal Office. The present address of the principal office of the Corporation in the State of Maryland is:

            c/o The Corporation Trust Incorporated
            300 East Lombard Street
            Baltimore, Maryland  21202

Section 2. Resident Agent. The name and address of the resident agent of the Corporation in the State of Maryland is:

            The Corporation Trust Incorporated
            300 East Lombard Street
            Baltimore, Maryland  21202

The resident agent is a corporation organized under the laws of, and located in, the State of Maryland.

                                    ARTICLE V

                                  CAPITAL STOCK

Section 1.  Authorized Shares of Capital Stock.

      (a) Authorized Shares. The total number of shares of capital stock of all classes that the Corporation has authority to issue is one hundred and ten million (110,000,000) shares, consisting of: (i) one hundred million (100,000,000) shares of common stock, par value one cent ($0.01) per share (the "Common Stock"); and (ii) ten million (10,000,000) shares of preferred stock, par value one cent ($0.01) per share (the "Preferred Stock"), which may be issued in one or more series as described in Section 5 of Article V hereof. The Common Stock and each series of the Preferred Stock shall each constitute a separate class of capital stock of the Corporation. The Common Stock and the Preferred Stock are collectively referred to herein as the "Equity Stock."

      The Board of Directors may from time to time classify and reclassify any unissued shares of Equity Stock in accordance with, or as contemplated by,
Section 6 (and also, in the case of the Preferred Stock, Section 5) of Article V hereof.

      (b) Aggregate Par Value. The aggregate par value of all of the Corporation's authorized Equity Stock having par value is $1,100,000.00.

Section 2. Restrictions and Limitations on the Equity Stock of the Corporation; REIT Provisions. Subsequent to the Merger Effective Time and until the Restriction Termination Date (as each such term is defined in Article V hereof), all shares of Equity Stock of the Corporation shall be subject to the following restrictions and limitations:

      (a) Definitions. For purposes of this Article V and, unless otherwise provided, the other Articles of the Charter, and the interpretation of the stock legend set forth herein, the following terms shall have the following meanings:

            "Acquire" shall mean the acquisition of Beneficial Ownership of Equity Stock, whether by a Transfer, Non-Transfer Event or by any other means, including, without limitation, acquisition pursuant to the acquisition or exercise of Acquisition Rights or any other option, warrant, pledge or other security interest or similar right to acquire Equity Stock, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner, as defined below. "Acquisition" shall have the correlative meaning.

            "Acquisition Rights" shall mean rights to Acquire Equity Stock pursuant to:

(i) the exercise of any option or warrant issued by the Corporation and outstanding at the opening of business on the first business day following the Merger Effective Time (whether exercisable on that day or not); or (ii) any pledge of Equity Stock made pursuant to an agreement executed on or before the opening of business on the first business day following the Merger Effective Time.

            "Beneficial Ownership" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or indirectly under Section 542(a)(2) of the Code, taking into account, for this purpose, constructive ownership determined under Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3)(A) of the Code and determined without regard to whether such ownership has the effect of meeting the stock ownership requirement of Section 542(a)(2) of the Code. The terms "Beneficial Owner," "Beneficially Own" and "Beneficially Owned" shall have the correlative meanings.

            "Charitable Beneficiary" shall mean, with respect to any Share Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) or (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Share Trust, in accordance with the provisions of Section 4(a) of this Article V.

            "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute thereto, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

            "Excepted Holder" shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Board of Directors pursuant to or as contemplated by Section 2(f) of this Article V.

            "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with any requirements established by the Board of Directors pursuant to or as contemplated by Section 2(f) of this Article V, as applicable to such Excepted Holder, the ownership limit with respect to the Common Stock and/or Equity Stock of the Corporation established by the Board with respect to such Excepted Holder, pursuant to or as contemplated by Section 2(f) of this Article V. The Excepted Holder Limit, unless and insofar as may otherwise be provided upon the establishment thereof, shall apply to an Excepted Holder in lieu of the Ownership Limit, and the Excepted Holder Limit may be made applicable to either or both of the Common Stock and the Equity Stock.

            "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of the Corporation's stock, the Closing Price for such shares on such date. The "Closing Price" on any date shall mean the last sale price for such shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or the Nasdaq National Market or, if such shares are not listed or admitted to trading on the New York Stock Exchange or the Nasdaq National Market, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System, or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the Board of Directors or, in the event that no trading price is available for such shares, the fair market value of the shares, as determined in good faith by the Corporation's Board of Directors.

            "Merger Effective Time" means the date and time at which the Merger Transaction becomes effective pursuant to Articles of Merger filed and accepted for record by the State Department of Assessments and Taxation of Maryland.

            "Merger Transaction" means the merger of Apex Mortgage Capital, Inc., a Maryland corporation ("Apex"), with and into the Corporation.

            "Non-Transfer Event" shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own Common Stock or Equity Stock in excess of the Ownership Limit (or would cause the Corporation to fail to qualify as a REIT), including, without limitation, a change in the capital structure of the Corporation.

            "Ownership Limit" shall initially mean (i) with respect to the Common Stock, 6.5% of whichever is the more restrictive of (a) the total number, and (b) the value of the total number, of outstanding shares of Common Stock, and (ii) with respect to the Equity Stock, 6.5% of whichever is the more restrictive of (a) the total number, and (b) the value of the total number, of outstanding shares of Equity Stock. The Board of Directors may impose additional restrictions in the nature of an Ownership Limit as applicable to any separate class or series of Preferred Stock, as provided for under the terms established for such separate class or series.

            "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 4(e) of this
Article V.

            "Person" shall mean an individual, corporation, partnership, limited liability company or partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include an underwriter that participates in a public offering of the Corporation's Common Stock and/or other Equity Stock for a period of thirty (30) days following purchase by such underwriter of the Common Stock and/or other Equity Stock.

            "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer that results in Shares-in-Trust as defined below in Section 4 of this Article V, the purported beneficial transferee for whom the Purported Record Transferee would have Acquired shares of Equity Stock of the Corporation if such Transfer had been valid under Section 2(b) of this Article V.

            "Purported Record Transferee" shall mean, with respect to any purported Transfer that results in Shares-in-Trust, the Person who would have been the record holder of the shares of Equity Stock of the Corporation if such Transfer had been valid under Section 2(b) of this Article V.

            "REIT" shall mean a real estate investment trust under Section 856 et seq. of the Code.

            "Restriction Termination Date" shall mean the first day after the Merger Effective Time on which the Corporation determines pursuant to Section 2(h) of this Article V that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

            "Share Trust" shall mean any separate trust created pursuant to
Section 4(a) of this Article V and administered in accordance with the terms of
Section 4 of this Article V for the exclusive benefit of any Charitable Beneficiary.

            "Shares-in-Trust" shall mean any shares of Equity Stock designated Shares-in-Trust pursuant to Section 4(a) of this Article V.

            "Share Trustee" shall mean the trustee of the Share Trust, which is selected by the Corporation but not affiliated with the Corporation or the Charitable Beneficiary, and any successor trustee appointed by the Corporation.

            "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of shares of Equity Stock or the right to vote or receive dividends on shares of Equity Stock (including, without limitation, (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares of Equity Stock or the right to vote or receive dividends on shares of Equity Stock or (ii) the sale, transfer, assignment or other disposition or grant of any Acquisition Rights or other securities or rights convertible into or exchangeable for shares of Equity Stock, or the right to vote or receive dividends on shares of Equity Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

      (b) Ownership Limitation and Transfer Restrictions.

            (i) Except as provided in or by operation of Section 2(f) of this
Article V, from and after the Merger Effective Time and prior to the Restriction Termination Date: (w) no Person shall have Beneficial Ownership of Common Stock or Equity Stock in excess of the Ownership Limit; (x) no Excepted Holder shall have Beneficial Ownership of Common Stock or Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder; (y) no Person shall Acquire shares of Equity Stock if, as a result of such action, the shares of Equity Stock would be beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution under the Code); and (z) no Person shall Acquire shares of Equity Stock or any interest therein if, as a result of such acquisition, the Corporation would be "closely held" within the meaning of
Section 856(h) of the Code, or would otherwise fail to qualify as a REIT, as the case may be.

            (ii) Any Transfer that would result in a violation of the restrictions in Section (b)(i) above, shall be void ab initio as to the purported Transfer of such number of shares of Common Stock or Equity Stock that would cause the violation of the applicable restriction in Section (b)(i) above, and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock.

      (c) Automatic Transfer to Share Trust.

            (i) If, notwithstanding the other provisions contained in this
Article V, at any time from and after the Merger Effective Time and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person would have Beneficial Ownership of Common Stock or Equity Stock in excess of the Ownership Limit (or, in the case of an Excepted Holder, ownership in excess of the Excepted Holder Limit as applicable to such Excepted Holder), then, except as otherwise provided in or by of operation of
Section 2(f) of this Article V as to such Person, (x) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the shares of Common Stock or Equity Stock Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of shares of Common Stock or Equity Stock that would cause such Purported Record Transferee (and the Purported Beneficial Transferee, if different) to Beneficially Own shares of Common Stock or Equity Stock in excess of the Ownership Limit or Excepted Holder Limit, as the case may be (rounded up to the nearest whole share), (y) such number of shares of Common Stock or Equity Stock in excess of the Ownership Limit or Excepted Holder Limit, as the case may be (rounded up to the nearest whole share), shall be designated Shares-in-Trust and, in accordance with the provisions of Section 4(a) of this
Article V, transferred automatically and by operation of law to the Share Trust to be held in accordance with Section 4 of this Article V, and (z) such Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall submit such number of shares of Common Stock or Equity Stock to the Share Trust for registration in the name of the Share Trustee. Any Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding title to the shares Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of shares that would cause such person to own shares in excess of the Ownership Limit or Excepted Holder Limit, as the case may be. Such transfer to a Share Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

            (ii) If, notwithstanding the other provisions contained in this
Article V, at any time from and after the Merger Effective Time and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the Equity Stock being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution under the Code), (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (iii) cause the Corporation to otherwise fail to qualify as a REIT, as the case may be, then
(x) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the shares of Equity Stock with respect to which such Non-Transfer Event occurred, shall cease to own any right or interest) in such number of shares of Equity Stock, the ownership of which by such Purported Record Transfer (and the Purported Beneficial Transferee, if different) would (A) result in the shares of Equity Stock being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution under the Code), (B) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (C) otherwise cause the Corporation to fail to qualify as a REIT, as the case may be, then (y) such number of shares of Equity Stock (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section 4(a) of this Article V, transferred automatically and by operation of law to the Share Trust to be held in accordance with Section 4 of this Article V, and (z) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall submit such number of shares of Equity Stock to the Share Trust for registration in the name of the Share Trustee.

            (iii) To the extent that, upon a purported Transfer or Non-Transfer Event, a violation of any restriction set forth in Section 2(b)(i) above would nonetheless be continuing (for example, where the ownership of Equity Stock by a single Share Trust would violate the restriction that the Equity Stock must be Beneficially Owned by 100 or more Persons), then shares of Equity Stock shall be transferred to that number of Share Trusts, each having a distinct Share Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Share Trust, such that there is no violation of any restriction set forth in Section 2(b)(i).

      (d) Remedies for Breach. If the Board of Directors or the Corporation or its designee shall at any time determine in good faith that a purported Transfer of Equity Stock has taken place in violation of Section 2(b) of this Article V, the Board of Directors or the Corporation or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer or acquisition on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition; provided, however, that any Transfer, attempted Transfer, acquisition or attempted acquisition in violation of Section 2(b)(i) of this Article V shall automatically result in the Transfer described in Section 2(c) of this Article V, irrespective of any action (or non-action) by the Board of Directors, except as provided in Section 2(f) of this Article V.

      (e) Notice of Restricted Transfer.

            (i) Any Person who acquires or attempts to acquire Common Stock or Equity Stock in violation of Section 2(b) of this Article V, and any Person who is a Purported Record Transferee or a Purported Beneficial Transferee of shares of Common Stock or Equity Stock that are transferred to a Share Trust under
Section 2(c) of this Article V, shall immediately give written notice to the Corporation of such event, shall submit to the Corporation such number of shares of Common Stock or Equity Stock to be transferred to the Share Trust and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or such Non-Transfer Event on the Corporation's status as a REIT.

            (ii) From and after the Merger Effective Time and prior to the Restriction Termination Date, every Beneficial Owner of more than 5%, in the case of the Corporation then having 2,000 or more stockholders of record, or 1%, in the case of the Corporation then having more than 200 but fewer than 2,000 stockholders of record, or 1/2%, in the case of the Corporation then having fewer than 200 stockholders of record, or such other percentage as may be provided from time to time in the pertinent income tax regulations promulgated under the Code, of the number or value of the outstanding Common Stock or Equity Stock of the Corporation shall, within 30 days after December 31 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares of Common Stock and Equity Stock Beneficially Owned, and a description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information that the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Ownership Limit or Excepted Holder Limit as applicable to such Beneficial Owner.

            (iii) From and after the Merger Effective Time and prior to the Restriction Termination Date, each Person who is a Beneficial Owner of Equity Stock of the Corporation and each Person (including the stockholder of record) who is holding Equity Stock of the

Corporation for a Beneficial Owner shall provide to the Corporation such information as the Corporation may reasonably request in order to determine the Corporation's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance and to ensure compliance with the Ownership Limit or Excepted Holder Limit as applicable to such Beneficial Owner.

      (f)   Exceptions.

            (i) The Board of Directors may, but in no case shall the Board of Directors be required to, waive, in whole or in part, application of the Ownership Limit or Excepted Holder Limit to a Person otherwise subject to such limit and/or establish, in lieu of the Ownership Limit or Excepted Holder Limit, or any portion or aspect thereof, then applicable to such Person, an Excepted Holder Limit (or a new Excepted Holder Limit) as applicable to the ownership, beneficial or otherwise, of Common Stock and/or Equity Stock by such Person, if it concludes that the ownership of Common Stock and/or Equity Stock by such Person will not (A) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, (B) result in shares of Equity Stock being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution under the Code), or (C) otherwise cause the Corporation to fail to qualify as a REIT under the Code; provided, however, that
(i) the Board of Directors obtains from such Person such representations and undertakings, if any, as the Board of Directors may in its sole discretion require (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person), and (ii) such Person agrees in writing that any violation or attempted violation of any such or any other limitations as the Board of Directors may establish for such Person, or such other restrictions as the Board may in its sole discretion impose with respect to such Person at the time of granting such waiver or exception, will result in transfer to the Share Trust of Common Stock or Equity Stock pursuant to Section 2(c) of this Article V. In making any determination to waive application of the Ownership Limit or Excepted Holder Limit or to establish an Excepted Holder Limit (or a new Excepted Holder Limit) for any Person, the Board of Directors, in its sole and absolute discretion, may, but shall not be required to, receive either a certified copy of a ruling from the Internal Revenue Service or an opinion of counsel satisfactory to the Board of Directors that concludes that the ownership of Equity Stock by such Person will not (A) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, (B) result in shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution under the Code), or (C) otherwise cause the Corporation to fail to qualify as a REIT under the Code. Unless and until the Board of Directors waives the application of the Ownership Limit or Excepted Holder Limit as applicable to any Person (or even thereafter insofar as such waiver did not or does not operate to relieve some restrictive portion or aspect of the Ownership Limit or Excepted Holder Limit as applicable to such Person), the Ownership Limit and/or Excepted Holder Limit, as applicable, shall apply to such Person, notwithstanding the fact that if such Person were otherwise to Acquire Equity Stock in excess of the Ownership Limit or Excepted Holder Limit, as applicable, such Acquisition would not adversely affect the Corporation's qualification as a REIT under the Code.

            (ii) If the Board of Directors makes a determination to waive the Ownership Limit or Excepted Holder Limit, or to establish an Excepted Holder Limit (or a new Excepted Holder Limit) as applicable to any Person, the Board may revoke the waiver, or reduce the

Excepted Holder Limit applicable to an Excepted Holder, only (a) with the written consent of such Person at any time, or (b) pursuant to the terms and conditions of the representations and undertakings, if any, entered into with such Person in connection with the granting of the waiver or the establishment of the Excepted Holder Limit for such Person. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit. Notwithstanding the foregoing, nothing in this Section 2(f)(ii) is intended to limit or modify the restrictions on ownership contained in Section 2(b) hereof and the authority of the Board of Directors under this Section 2(f).

            (iii) The Board of Directors has determined, and it is hereby confirmed, that application of the Ownership Limit to Michael Strauss is waived as respects both the Common Stock of the Corporation, specifically, and the Equity Stock of the Corporation, generally, and that in lieu thereof, an Excepted Holder Limit is hereby established for Michael Strauss in respect of the Equity Stock of the Corporation, generally (and not the Common Stock, specifically), at 20% of the value of the total number of shares of Equity Stock of the Corporation outstanding from time to time (or at such greater percentage as shall be determined by the Board of Directors from time to time in accordance with this Section 2(f)); accordingly, Michael Strauss shall be permitted to Beneficially Own up to 20% of the value of the total number of shares of Equity Stock of the Corporation outstanding from time to time. Such waiver and/or such Excepted Holder Limit, as applicable to Michael Strauss, may be revoked or reduced only by operation of the terms of Section 2(f)(ii) of this Article V.

      (g) Legend. Each certificate for shares of Equity Stock shall bear substantially the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SIGNIFICANT RESTRICTIONS ON OWNERSHIP AND TRANSFER. EXCEPT AS OTHERWISE PROVIDED PURSUANT TO THE CHARTER OF THE CORPORATION, NO PERSON MAY BENEFICIALLY OWN
      (I) SHARES OF COMMON STOCK OF THE CORPORATION IN EXCESS OF 6.5% OF THE MORE RESTRICTIVE OF THE TOTAL NUMBER OR VALUE OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION, (II) SHARES OF EQUITY STOCK OF THE CORPORATION IN EXCESS OF 6.5% OF THE MORE RESTRICTIVE OF THE TOTAL NUMBER OR VALUE OF THE OUTSTANDING SHARES OF EQUITY STOCK OF THE CORPORATION,
      (III) SHARES OF THE CORPORATION'S EQUITY STOCK IF SUCH ACQUISITION WOULD RESULT IN THE TRUST BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (IV) SHARES OF THE CORPORATION'S EQUITY STOCK IF SUCH ACQUISITION WOULD RESULT IN THE EQUITY STOCK BEING BENEFICIALLY OWNED BY FEWER THAN 100 PERSONS (DETERMINED WITHOUT REFERENCE TO ANY RULES OF ATTRIBUTION UNDER THE CODE), (V) SHARES OF THE CORPORATION'S EQUITY STOCK IF SUCH ACQUISITION WOULD CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST UNDER THE CODE, OR (VI) SHARES OF THE CORPORATION'S COMMON STOCK OR EQUITY STOCK IN VIOLATION OF ANY OF THE FURTHER RESTRICTIONS SET FORTH IN THE CORPORATION'S CHARTER.

      ANY PERSON WHO ATTEMPTS OR PROPOSES TO BENEFICIALLY OWN SHARES OF THE CORPORATION'S COMMON STOCK OR EQUITY STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION IN WRITING. IF AN ATTEMPT IS MADE TO VIOLATE OR THERE IS A VIOLATION OF THESE RESTRICTIONS,
      (A) ANY PURPORTED TRANSFER WILL BE VOID AB INITIO AND WILL NOT BE RECOGNIZED BY THE CORPORATION AND (B) THE SHARES OF THE CORPORATION'S COMMON STOCK OR EQUITY STOCK IN VIOLATION OF THESE RESTRICTIONS, WHETHER AS A RESULT OF A TRANSFER OR NON-TRANSFER EVENT, WILL BE TRANSFERRED AUTOMATICALLY AND BY OPERATION OF LAW TO A SHARE TRUST AND SHALL BE DESIGNATED SHARES-IN-TRUST. ALL TERMS USED IN THIS LEGEND AND DEFINED IN THE CORPORATION'S CHARTER HAVE THE MEANINGS PROVIDED IN THE CORPORATION'S CHARTER, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS."

      (h) REIT Qualification. From and after the Merger Effective Time, but subject to the second sentence immediately following below, the Board of Directors shall use commercially reasonable efforts to cause the Corporation and its stockholders to qualify for United States federal income tax treatment as a REIT in accordance with the provisions of the Code applicable to a REIT and shall not take any action that could adversely affect the ability of the Corporation to qualify as a REIT. In furtherance of the foregoing, but subject to the sentence immediately following below, the Board of Directors shall use commercially reasonable efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Corporation as a REIT. Notwithstanding the foregoing and anything otherwise contained herein to the contrary, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a REIT, the Board of Directors may authorize the termination of, and the Corporation may take any and all actions necessary to terminate, the Corporation's REIT election pursuant to
Section 856(g) of the Code.

      (i) Remedies Not Limited. Subject to Section 9 of this Article V, nothing contained in this Article shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

      (j) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article V, including any definition contained in Section 2(a) hereof, the Board of Directors shall have the power to determine the application of the provisions of this Article V with respect to any situation based on the facts known to it.

      (k) Severability. If any provision of this Article V or any application of any such provision is determined to be invalid by a federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

Section 3. Common Stock. Subject to the provisions of Sections 2, 4 and 5 of this Article V, the Common Stock shall have the following preferences, voting powers, restrictions, limitations as to dividends and such other rights as may be afforded by law.

      (a) Voting Rights. Except as may otherwise be required by law, each holder of shares of Common Stock shall have one vote in respect of each share of Common Stock on all actions to be taken by the holders of Common Stock of the Corporation and, except as otherwise provided in respect of any class of stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.

      (b) Dividend Rights. Subject to the provisions of law and any preferences of any class of stock hereafter classified or reclassified, dividends, including dividends payable in shares of another class of the Corporation's stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable, and the holders of the Common Stock shall share ratably in any such dividends, in proportion to the number of shares of Common Stock held by them respectively, on a share-for-share basis.

      (c) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of Equity Stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up on the Corporation are entitled, together with the holders of any other class of Equity Stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

Section 4.  Shares-in-Trust.

      (a) Share Trust. Any shares of Equity Stock transferred to a Share Trust and designated Shares-in-Trust pursuant to Section 2(c) of this Article V shall be held for the exclusive benefit of the Charitable Beneficiary. The Corporation shall name a Charitable Beneficiary and Share Trustee of each Share Trust within five (5) days after discovery of the existence thereof. Any transfer to a Share Trust, and subsequent designation of shares of Equity Stock as Shares-in-Trust, pursuant to Section 2(c) of this Article V shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Share Trust. Shares-in-Trust shall remain issued and outstanding shares of Equity Stock of the Corporation and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Equity Stock of the same class and series. When transferred to the Permitted Transferee in accordance with the provisions of Section 4(c) hereof, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

      (b) Dividend Rights. The Share Trustee, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions as may be declared by the Board of Directors on such shares of Equity Stock and shall hold such dividends or distributions in trust for the benefit of the Charitable Beneficiary. The Purported Record Transferee (or the Purported Beneficial Transferee, if applicable) with respect to Shares-in-Trust shall repay to the Share Trustee the amount of any dividends or distributions received by it that (i) are attributable to any shares of Equity Stock designated as Shares-in-Trust and (ii) the record date of which was on or after the date that such shares became Shares-in-Trust. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to the Purported Record Transferee (or Purported Beneficial Transferee, if applicable), including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock Beneficially Owned by the Person who, but for the provisions of Section 2(c) of this Article V, would Beneficially Own the Shares-in-Trust; and, as soon as reasonably practicable following the Corporation's receipt or withholding thereof, shall pay over to the Share Trustee for the benefit of the Charitable Beneficiary the dividends so received or withheld, as the case may be.

      (c) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of (other than a dividend), the Corporation, each Share Trustee of Shares-in-Trust shall be entitled to receive, ratably with each other holder of shares of Equity Stock of the same class or series, that portion of the assets of the Corporation that is available for distribution to the holders of such class and series of Equity Stock. The Share Trustee shall distribute to the Purported Record Transferee the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Purported Record Transferee shall not be entitled to receive amounts pursuant to this Section 4(c) in excess of, in the case of a purported Transfer in which the Purported Record Transferee gave value for shares of Equity Stock and which Transfer resulted in the transfer of the shares to the Share Trust, the price per share, if any, such Purported Record Transferee paid for the shares of Equity Stock and, in the case of a Non-Transfer Event or Transfer in which the Purported Record Transferee did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Share Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Share Trust shall be distributed to the Charitable Beneficiary.

      (d) Voting Rights. The Share Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Purported Record Transferee as a holder of shares of Equity Stock prior to the discovery by the Corporation that the shares of Equity Stock are Shares-in-Trust shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Shares-in-Trust and the Purported Record Transferee shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Share Trust of shares of Equity Stock under Section 2(c) hereof, an irrevocable proxy to the Share Trustee to vote the Shares-in-Trust in the manner in which the Share Trustee, in its sole and absolute discretion, desires.

      (e) Designation of Permitted Transferee. The Share Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust. In an orderly fashion so as not materially and adversely to affect the Market Price of the Shares-in-Trust, the Share Trustee shall designate any Person as Permitted Transferee; provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale), at a price as set forth in Section 4(g) of this Article V, the Shares-in-Trust, and
(ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Share Trust and the redesignation of such shares of Equity Stock so acquired as Shares-in-Trust under Section 2(c) of this Article V. Upon the designation by the Share Trustee of a Permitted Transferee in accordance with the provisions of this Section 4(e), the Share Trustee of a Share Trust shall (w) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (x) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock, (y) cause the Shares-in-Trust to be cancelled, and (z) distribute to the Charitable Beneficiary any and all amounts held with respect to the Shares-in-Trust after making that payment to the Purported Record Transferee pursuant to Section 4(f) of this Article V.

      (f) Compensation to Record Holder of Shares of Equity Stock that Become Shares-in-Trust. Any Purported Record Transferee shall be entitled (following discovery of the Shares-in-Trust and subsequent designation of the Permitted Transferee in accordance with Section 4(c) of this Article V) to receive from the Share Trustee upon the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (x) a purported Transfer in which the Purported Record Transferee (or the Purported Beneficial Transferee, if applicable) gave value for shares of Equity Stock and which Transfer resulted in the transfer of the shares to the Share Trust, the price per share, if any, such Purported Record Transferee (or the Purported Beneficial Transferee, if applicable) paid for the shares of Equity Stock, or (z) a Non-Transfer Event or Transfer in which the Purported Record Transferee (or the Purported Beneficial Transferee, if applicable) did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Share Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Share Trustee of the Share Trust from the sale or other disposition of such Shares-in-Trust in accordance with Section 4(e) or (g) of this Article V. Any amounts received by the Share Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid the Purported Record Transferee pursuant to this Section 4(f) shall be distributed to the Charitable Beneficiary in accordance with the provisions of Section 4(e) of this Article V. Each Charitable Beneficiary and Purported Record Transferee (and Purported Beneficial Transferee, if different) waives any and all claims that each may have against the Share Trustee and the Share Trust arising out of the disposition of the Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 4 by, such Share Trustee or the Corporation.

      (g) Purchase Rights in Shares-in-Trust. Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event), and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (x) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in-Trust and (y) the date the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 2(e) of this Article V.

Section 5. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series as authorized by the Board of Directors. The Board of Directors is expressly authorized, in the resolution or resolutions providing for the issuance of, or otherwise relating to or establishing, any wholly unissued series of Preferred Stock, to fix, state and express the powers, rights, designations, preferences, qualifications, limitations and restrictions thereof, including without limitation: (i) the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or series of stock of the Corporation; (ii) whether such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which dividends on shares of such series shall be cumulative;
(iii) the voting rights, if any, to be provided for shares of such series; (iv) the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; (v) the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for other shares of stock of the Corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange;
(vi) the redemption rights (including sinking fund provisions), if any, for shares of such series; and (vii) such other powers, rights, designations, preferences, qualifications, limitations and restrictions as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issuance of shares of that series and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not to decrease such number below the number of shares of such series then outstanding. In case the number of shares of any class shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. Notwithstanding any other provision hereof to the contrary, the holders of each class or series of Preferred Stock will share ratably in any dividends with respect to such class or series in proportion to the number of shares held by such holders respectively, on a share-by-share basis.

Section 6.  Classification and Reclassification of Equity Stock.

      (a) Subject to the foregoing provisions of Article V hereof, the power of the Board of Directors to classify and reclassify any of the unissued shares of Equity Stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into shares of Common Stock or Preferred Stock or any class or series of Preferred Stock, or shares of preference stock, special stock or other stock, by determining, fixing or altering one or more of the following:

            (i) the distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into Common Stock or any other class or series shall become part of the authorized Equity Stock and be subject to classification and reclassification as provided in this Section.

            (ii) whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

            (iii) whether or not shares of such class or series shall have voting rights and, if so, the terms of such voting rights.

            (iv) whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

            (v) whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether or not there shall be any sinking fund or purchase account in respect thereof and, if so, the terms thereof.

            (vi) the rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of, the assets of the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

            (vii) whether or not there shall be any limitations applicable, while shares of such class are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this Section, and, if so, the terms and conditions thereof.

            (viii) any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the Corporation.

      (b) For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of Equity Stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

             (i) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

            (ii) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such other class or series, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

            (iii) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

Section 7. Charter and Bylaws. All persons who shall Acquire shares of Equity Stock of the Corporation shall Acquire such shares subject to the provisions of the Charter and Bylaws.

Section 8. Settlement of Stock Exchange and National Market Transactions. Notwithstanding any provisions contained herein to the contrary, nothing in the Charter shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange, the American Stock Exchange or other national exchange or the Nasdaq National Market or other national market system.

Section 9. Vote Required. Except as specifically required in Section 4 of
Article VI of the Charter, notwithstanding any provision of law requiring a greater proportion of the votes entitled to be cast by the stockholders in order to take or approve any action on a matter (including a merger, consolidation, transfer of assets, share exchange or an amendment to the Charter), such action shall be valid and effective if taken or approved by the affirmative vote of at least a majority of all votes entitled to be cast by the stockholders on the matter.

                                   ARTICLE VI

                             THE BOARD OF DIRECTORS

Section 1. Number and Qualification of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors which may exercise all of the powers of the Corporation except those conferred on, or reserved for, the stockholders hereunder, under the Corporation's Bylaws or by law. The number of directors of the Corporation is currently six (6), which number may be increased or decreased pursuant to the Bylaws of the Corporation, but in no event shall be less than the minimum number required by the general laws of the State of Maryland. A director need not be a stockholder of the Corporation.

Section 2.  Classified Board.

      (a) The Board of Directors of the Corporation shall be classified, with respect to the terms for which the directors severally hold office, into three classes (each, a "Class"), each of which shall be, as nearly as possible, of equal size.

      (b) The directors of the Corporation (the "Current Directors") shall be the following individuals, who shall be classified into three Classes as follows:

                  Director                            Class
                  --------                            -----
           C. Cathleen Raffaeli Class I

           Kenneth P. Slosser                         Class I

           John A. Johnston                           Class II

           Michael A. McManus, Jr.                    Class II

           Nicholas R. Marfino                        Class III

           Michael Strauss                            Class III

Each Current Director in Class II shall serve for a term expiring on the date of the next succeeding annual meeting of stockholders, each Current Director in Class III shall serve for a term expiring on the date of the second succeeding annual meeting of stockholders, and each Current Director in Class I shall serve for a term expiring on the date of the third succeeding annual meeting of stockholders. Subject to the rights of holders of, or the terms applicable to, any class or series of Preferred Stock, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such annual meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Section 3. Quorum. The presence of a majority of the total number of directors shall constitute a quorum for the transaction of business and, except as otherwise provided herein or by applicable law, the vote of a majority of such quorum shall be required for the Board of Directors to act.

Section 4. Removal of Directors. Subject to the rights of holders of any class or series of Preferred Stock to remove directors, any director may be removed only for cause and only upon the affirmative vote of the stockholders holding not less than two-thirds (66-2/3%) of all the votes entitled to be cast generally for the election of directors.

Section 5. Filling Vacancies. Except as may be otherwise provided for or fixed pursuant to the provisions of Article V hereof with respect to the rights of holders of Preferred Stock to elect directors, a vacancy on the Board of Directors that occurs or is created (whether arising through death, retirement, resignation or removal or through an increase in the number of authorized directors), may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum, or by its sole director. A director so elected to fill a vacancy shall serve until the next annual meeting of stockholders and until such director's successor shall have been duly elected and qualified (so long as such director remains qualified). A director elected by the stockholders to fill a vacancy resulting from the removal of a director shall serve for the remainder of the term of the director so removed. When a vacancy is created as a result of the resignation of a director from the Board of Directors, which resignation is not effective until a future date, such director shall not have the power to vote to fill such vacancy.

Section 6. No Cumulative Voting. Stockholders shall not be entitled to cumulative voting rights with respect to the election of directors.

Section 7. Reserved Powers of the Board of Directors. The enumeration and definition of particular powers of the Board of Directors included in the foregoing provisions of this Article VI or the provisions of Article VII hereof shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Corporation's Charter, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the general laws of the State of Maryland now or hereafter in force.

                                   ARTICLE VII

                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                  CERTAIN POWERS OF THE CORPORATION AND OF THE

                           STOCKHOLDERS AND DIRECTORS

      The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

Section 1. Board Authorization of Share Issuances. The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of any class or series of Equity Stock, whether now or hereafter authorized, or securities convertible into any class or series of Equity Stock, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

Section 2. No Preemptive Rights. Except as provided by the Board of Directors in authorizing the issuance of Preferred Stock pursuant to Section 5 of Article V, no holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe to or purchase (i) any shares of Equity Stock of the Corporation, (ii) any warrants, rights, or options to purchase any such shares, or (iii) any other securities of the Corporation or obligations convertible into any shares of Equity Stock of the Corporation or such other securities or into warrants, rights or options to purchase any such shares or other securities of the Corporation.

Section 3. Powers of the Board of Directors. The Board of Directors of the Corporation shall, consistent with applicable law, have the power in its sole discretion: to determine from time to time, in accordance with sound accounting practice or other reasonable valuation methods, what constitutes annual or other net profits, earnings, surplus or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the Bylaws of the Corporation, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

Section 4. Related Party Transactions. Without limiting any other procedures available by law, set forth in the Bylaws or otherwise established by the Corporation, the Board of Directors may authorize any agreement or transaction with any Person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the directors or officers of the Corporation may be a party to any such agreement or an officer, director, stockholder or member of such other party (an "Interested Officer/Director"), and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if: (i) the existence is disclosed or known to the Board of Directors, and the contract or transaction is authorized, approved or ratified by the affirmative vote of a majority of the directors, excluding the Interested Officers/Directors; or (ii) the existence is disclosed to the stockholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of the votes entitled to be cast by the stockholders, other than the votes of the shares held of record by the Interested Officers/Directors; or (iii) the contract or transaction is fair and reasonable to the Corporation. Any Interested Officer/Director of the Corporation or the stock owned by them or by a corporation, association, company, trust, partnership (limited or general) or other organization in which an Interested Officer/Director may have an interest, may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee of the Board of Directors or at a meeting of the stockholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

                                  ARTICLE VIII

                                 INDEMNIFICATION
                           AND LIMITATION OF LIABILITY

Section 1.  Indemnification.

      (a) Indemnification of Agents. The Corporation shall indemnify, in the manner and to the fullest extent permitted by law, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or such director or officer is or was serving at the request of the Corporation as a director, officer, agent, trustee, partner or employee of another corporation, partnership, joint venture, limited liability company, trust, real estate investment trust, employee benefit plan or other enterprise. To the fullest extent permitted by law, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and any such expenses may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The Corporation shall indemnify other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's Bylaws and be permitted by law. Any repeal or modification of this Section 1(a) by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any right to indemnification or advancement of expenses hereunder existing at the time of such repeal or modification.

      (b) Insurance. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person described in the preceding paragraph against any liability which may be asserted against such person.

      (c) Indemnification Non-Exclusive. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

Section 2. Limitation of Liability. To the fullest extent permitted by statutory or decisional law of the State of Maryland, as amended or interpreted from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders, or any of them, for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

                                   ARTICLE IX

                                   AMENDMENTS

Section 1. Right to Amend Charter. The Corporation reserves the right from time to time to make any amendments to the Charter which may now or hereafter be authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the

Charter, of any of its outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.

Section 2. Board Amendment of the Charter. Pursuant to Section 2-105(a)(12) of the Maryland General Corporation Law, the Board of Directors, with the approval of a majority of the entire Board of Directors, may amend the Charter to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class that the Corporation has authority to issue.

                                    ARTICLE X

                             DURATION OF CORPORATION

      The duration of the Corporation shall be perpetual.

      SECOND: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 100, consisting of 100 shares of Common Stock, par value $0.01 per share. The aggregate par value of all shares of stock having par value was $1.00. The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the Charter is 110,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock is $1,100,000.

      THIRD: The amendment to and restatement of the Charter as hereinabove set forth has been duly advised by the Board of Directors of the Corporation and approved by the sole stockholder of the Corporation as required by law.

      FOURTH: The current address of principal office of the Corporation in the State of Maryland is as set forth in Article VI of foregoing amendment and restatement of Charter.

      FIFTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the Charter.

      SIXTH: The undersigned President of the Corporation acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ___ day of ___________, 2003.



                                       By:____________________________________
                                          Name:  Michael Strauss
                                          Title:  President

ATTEST:

By:__________________________
   Name:  Alan B. Horn, Esq.
   Title:  Secretary

                                                                         ANNEX G

                     FORM OF BYLAWS OF AHM INVESTMENT CORP.

                              AMENDED AND RESTATED

                                     BYLAWS

                                       of

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.

                         Effective as of _____ __, 2003

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                     (hereinafter called the "Corporation")

                                    ARTICLE I

                                     OFFICES

            Section 1. PRINCIPAL OFFICE. The principal executive office of the Corporation shall be located at 520 Broadhollow Road, Melville, New York, 11747 or at such other place or places as the Board of Directors may designate.

            Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices at such places as the Board of Directors may from time to time determine or as the business of the Corporation may require.

            Section 3. ACCOUNTING YEAR. The Board of Directors shall have the power from time to time to fix the fiscal year of the Corporation by a duly adopted resolution.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

            Section 1. PLACE. All meetings of stockholders shall be held at the principal office of the Corporation or at such other place within the United States as shall be stated in the notice of the meeting.

            Section 2. ANNUAL MEETING. The annual meeting of the stockholders of the Corporation, for the election of members of the Board of Directors and the transaction of such other business that may come properly before the meeting, shall be held at such date and time during the month of June of each calendar year as shall be determined by a majority of the Board of Directors.

                  (a) To be properly brought before the annual meeting, nominations of persons for election to the Board of Directors and any proposal of business to be considered by the stockholders at the annual meeting of the stockholders must be made or brought before the annual meeting either (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this
Section 2(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this
Section 2(a).

                  (b) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph
(a) of this Section 2, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by stockholders. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's books, and (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                  (c) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if he or she should so determine, he shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

            Section 3.  SPECIAL MEETINGS.

            (a) GENERAL. The President or the Chairman of the Board of Directors, or a majority of the Board of Directors, or a duly authorized committee thereof, may call a special meeting of the stockholders. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall only be called by the Secretary of the Corporation upon the written request of the stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

            (b) STOCKHOLDER REQUESTED SPECIAL MEETINGS. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the Secretary (the "Record Date Request Notice") by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the "Request Record Date"). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature, shall bear the date of signature of each such stockholder and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder. Upon receiving the Record Date Request Notice, the Board of Directors shall set a record date for determining the stockholders entitled to vote at the special meeting. In accordance with Section 2-502 of the Maryland General Corporation Law, the Board of Directors shall have the sole power and authority to set the record date of a special meeting of stockholders and the date, time and place of any such meeting.

                   (2) In order for any stockholder to request a special meeting, one or more written requests for a special meeting signed by stockholders of record as of the Request Record Date entitled to cast not less than a majority (the "Special Meeting Percentage") of all of the votes entitled to be cast at such meeting (the "Special Meeting Request") shall be delivered to the Secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the Secretary), shall bear the date of signature of each such stockholder signing the Special Meeting Request, shall set forth the name and address, as they appear in the Corporation's books, of each stockholder signing such request and the class and number of shares of stock of the Corporation which are owned of record and beneficially by each such stockholder, shall be sent to the Secretary by registered mail, return receipt requested, and shall be received by the Secretary within 60 days after the Request Record Date. Any requesting stockholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

                  (3) The Secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation's proxy materials). The Secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the Secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

                  (4) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated in the notice of the meeting. In the case of any special meeting called by the Secretary upon the request of stockholders (a "Stockholder Requested Meeting"), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder Requested Meeting shall be not more than 90 days after the record date for such meeting. In fixing a date for any special meeting, the Board of Directors may consider such factors as such person deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for meeting and any plan of the Board of Directors to call an annual meeting or a special meeting.

                  (5) If at any time as a result of written revocations of requests for the special meeting, stockholders of record (or their duly authorized proxies or other agents) as of the Request Record Date entitled to cast less than the Special Meeting Percentage shall have delivered and not revoked requests for a special meeting, the Secretary may refrain from mailing the notice of the meeting or, if the notice of the meeting has been mailed, the Secretary may revoke the notice of the meeting at any time before ten (10) days before the meeting if the Secretary has first sent to all other requesting stockholders written notice of such revocation and of intention to revoke the notice of the meeting. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

                  (6) The President or the Chairman of the Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the Secretary until the earlier of (i) five (5) Business Days after receipt by the Secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the Secretary represent the Special Meeting Percentage of the issued and outstanding shares of stock that would be entitled to vote at such meeting. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five (5) Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

            Section 4. NOTICE. Not less than ten (10) or more than ninety (90) days before any meeting of stockholders, the Secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting, written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business, or by any other manner authorized by applicable law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid.

            Section 5. SCOPE OF NOTICE. Subject to the provisions of Section 2 of Article II of these Bylaws, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

            Section 6. ORGANIZATION. At every meeting of stockholders, the Chairman of the Board, if there be one, shall conduct the meeting or, in the case of vacancy in office or absence of the Chairman of the Board, one of the following officers present shall conduct the meeting in the order stated: the Vice Chairman of the Board, if there be one, the President, the Vice Presidents in their order of rank and seniority, or a Chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, and the Secretary, or, in his absence, an Assistant Secretary, or in the absence of both the Secretary and assistant secretaries, a person appointed by the Chairman shall act as Secretary.

            Section 7. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this Section 7 shall not affect any requirement under any statute, the charter of the Corporation (the "Charter") or these Bylaws for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the adjourned meeting until such quorum is present. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

            Section 8. VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute, the Charter of the Corporation or these Bylaws. Unless otherwise provided in the Charter (including any articles supplementary for any series of preferred stock), each outstanding share, regardless of class or series, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

            Section 9. PROXIES. A stockholder may cast the votes entitled to be cast by the shares of the stock owned of record by such stockholder either in person or may authorize another person or persons to act for such stockholder as proxy in any manner permitted by applicable law. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

            Section 10. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a partnership, trust, another corporation or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.

            Shares of stock of the Corporation indirectly owned by the Corporation shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity and are deemed outstanding under applicable law, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

            The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

            Section 11. INSPECTORS. At any meeting of stockholders, the Chairman of the meeting may, or upon the request of any stockholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

            Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

            Section 12. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

                                   ARTICLE III

                                    DIRECTORS

            Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors, except those specifically reserved or granted to the stockholders by statute or by the Charter or these Bylaws, shall be exercised by, or under the authority of, the Board of Directors. Except as otherwise agreed between the Corporation and the Director, each individual Director may engage in other business activities of the type conducted by the Corporation and is not required to present to the Corporation any investment opportunities presented to them even though the investment opportunities may be within the scope of the Corporation's investment policies.

            Section 2.  NUMBER; QUALIFICATIONS.

            (a) At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors; provided that the number thereof shall never be less than three (3), or more than twelve (12); and provided, further, that the tenure of office of a director shall not be affected by any decrease in the number of directors.

            (b) A majority of the members of the Board of Directors shall be independent (each, an "Independent Director"), as determined by the Board of Directors from time to time (such determination to be conclusive) with reference to the listing standards of any national securities exchange or trading market on which the Corporation's Common Stock is traded and with reference to any other laws, rules and regulations applicable to the Corporation; provided, however, that such requirement shall not apply (i) during a period not to exceed sixty (60) days following the death, resignation, incapacity or removal from office of a director prior to the expiration of the director's term of office or
(ii) prior to the Merger Effective Time (as such term is defined in Article V of the Charter). Notwithstanding the foregoing requirement that a majority of the Board of Directors be Independent Directors, no action otherwise validly taken by the Board during a period in which it is permitted in accordance with the preceding sentence that a majority of its members are not Independent Directors shall be invalidated or otherwise affected by such circumstance.

            Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolution.

            Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board of Directors, the Chairman of the Executive Committee of the Board of Directors, the Chief Executive Officer of the Company or by a majority of directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, whether within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

            Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, facsimile transmission, United States mail or courier to each director at his business or residence address. Notice by personal delivery, by telephone or a facsimile transmission shall be given at least two (2) days prior to the meeting. Notice by mail shall be given at least five (5) days prior to the meeting and shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Telephone notice shall be deemed to be given when the director is personally given such notice in a telephone call to which he is a party. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

            Section 6. QUORUM. The presence of a majority of the total number of directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors; provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice; and provided, further, that if, pursuant to the Charter or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

            The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

            Section 7. VOTING. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute.

            Section 8. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

            Section 9. ACTION BY DIRECTORS WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

            Section 10. VACANCIES. Except as may be otherwise provided for or fixed pursuant to the rights of holders of any class or series of preferred stock to elect directors, a vacancy on the Board of Directors that occurs or is created (whether arising through death, retirement, resignation or removal or through an increase in the number of authorized directors), may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum, or by its sole director. A director so elected to fill a vacancy shall serve until the next annual meeting of stockholders and until such director's successor shall have been duly elected and qualified. A director elected by the stockholders to fill a vacancy shall serve for the remainder of the term of the class of the director in which the vacancy had existed. When a vacancy is created as a result of the resignation of a director from the Board of Directors, which resignation is not effective until a future date, such director shall not have the power to vote to fill such vacancy.

            Section 11. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation from time to time. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof.

            Section 12. Resignations. Any director or member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of the receipt by the Chairman of the Board, the President or the Secretary.

            Section 13. REMOVAL OF DIRECTORS. Subject to the rights of holders of any class or series of preferred stock to remove directors elected by such class or series, any director may be removed only for cause and only upon the affirmative vote of the stockholders holding not less than two-thirds of all the votes entitled to be cast for the election of directors.

            Section 14. POLICIES AND RESOLUTIONS. The investment policies of the Corporation and the restrictions thereon shall be established from time to time by the Board of Directors. The Board of Directors shall insure that the investment policies of the Corporation and the limitations thereon or amendment thereof are at all times:

            (a) consistent with such policies, limitations and restrictions as are contained in these Bylaws, or in the Corporation's Charter, subject to revision from time to time at the discretion of the Board of Directors without stockholder approval unless otherwise required by law; and

            (b) following the Merger Effective Date (as defined in the Charter), in compliance with the restrictions applicable to real estate investment trusts (REITs) pursuant to the Internal Revenue Code of 1986, as amended, unless and until the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a REIT.

            Section 15. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

            Section 16. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his duties.

            Section 17. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

                                   ARTICLE IV

                                   COMMITTEES

            Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

            Section 2.  POWERS.

            (a) The Board of Directors may delegate to committees appointed under Section 1 of this Article IV any of the powers of the Board of Directors, except as prohibited by law. Any such committee, to the extent provided in the resolution of the Board of Directors, and to the maximum extent permitted under Maryland General Corporation Law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Charter, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution or any other matter requiring the approval of the stockholders of the Corporation, or amending the Bylaws of the Corporation; and no such committee shall have the power or authority to authorize or declare a dividend, to authorize the issuance of stock (except that, if the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board of Directors may, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors: authorize or fix the terms of stock subject to classification or reclassification, including the designations and any of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares; within the limits established by the Board of Directors, fix the number of any such class or series of stock or authorize the increase or decrease in the number of shares of any series or class; and otherwise establish the terms on which any stock may be issued, including the price and consideration for such stock), or to approve any merger or share exchange, regardless of whether the merger or share exchange requires stockholder approval.

            (b) In addition to any other committees that may be established from time to time, the Corporation shall, from and after the Merger Effective Time (as defined in Article V of the Charter), have the following committees, the specific authority and members of which shall be as designated herein, in such committee's charter or otherwise by resolution of the Board of Directors:

                  (i) An Audit Committee, which shall consist solely of Independent Directors and which shall, among other things, engage the independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Corporation's internal accounting controls.

                  (ii) A Compensation Committee, which shall consist solely of Independent Directors and which shall determine compensation for the Corporation's executive officers, and shall, among other things, review and make recommendations concerning proposals by management with respect to compensation, bonus, employment agreements and other benefits and policies respecting such matters for the executive officers of the Corporation.

            Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a Chairman of any committee, and such Chairman or any two (2) members of any committee (if there are at least two
(2) members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

            Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

            Section 5. ACTION BY COMMITTEES WITHOUT MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

            Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

                                    ARTICLE V

                                    OFFICERS

            Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a Chief Executive Officer, a President, a Secretary and a Treasurer and may include a Chairman of the Board, a Vice Chairman of the Board, one or more Vice Presidents, a Chief Operating Officer, a Chief Financial Officer, one or more Assistant Secretaries and one or more Assistant Treasurers. In addition, the Board of Directors may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except President and Vice President may be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except that of President, Treasurer and Secretary. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent. The Board of Directors may delegate to any committee of the Board of Directors the power to elect subordinate officers and may delegate to any officer or committee of the Board of Directors the power to retain or appoint employees or other agents.

            Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chairman of the Board, the president or the Secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

            Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

            Section 4. General Powers. All officers of the Corporation as between themselves and the Corporation shall, respectively, have such authority and perform such duties in the management of the property and affairs of the Corporation as may be determined by resolution of the Board of Directors, or in the absence of controlling provisions in a resolution of the Board of Directors, as may be provided in these Bylaws.

            Section 5. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a Chief Executive Officer. In the absence of such designation, the Chairman of the Board shall be the Chief Executive Officer of the Corporation. The Chief Executive Officer shall have general responsibility for implementation of the policies of the Corporation, as determined and overseen by the Board of Directors, and for the management of the business and affairs of the Corporation, and shall have all of the powers and authority of management usually vested in the office of chief executive officer of corporations as well as such other duties as may be prescribed from time to time by the Board of Directors.

            Section 6. CHIEF OPERATING OFFICER. The Board of Directors may designate a Chief Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.

            Section 7. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a Chief Financial Officer. The Chief Financial Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.

            Section 8. CHAIRMAN AND VICE CHAIRMAN OF THE BOARD. The Chairman of the Board designated by the Board of Directors shall preside over the meetings of the Board of Directors and of the stockholders at which he shall be present. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if there be one, shall preside at such meetings at which he shall be present. The Chairman of the Board and the Vice Chairman of the Board shall, respectively, perform such other duties as may be assigned to him or them by the Board of Directors.

            Section 9. PRESIDENT. The President or Chief Executive Officer, as the case may be, shall in general supervise and control all of the business and affairs of the Corporation, and shall have the general powers and duties of management usually vested in the office of president of corporations as well as such other duties as may be prescribed from time to time by the Board of Directors. In the absence of a designation of a Chief Operating Officer by the Board of Directors, the President shall be the Chief Operating Officer. He may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed.

            Section 10. VICE PRESIDENTS. In the absence of the President or in the event of a vacancy in such office, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President; and shall perform such other duties as from time to time may be assigned to him by the president or by the Board of Directors. The Board of Directors may designate one or more Vice Presidents as executive Vice President or as Vice President for particular areas of responsibility.

            Section 11. SECRETARY. The Secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder;
(e) have general charge of the share transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the Chief Executive Officer, the President or the Board of Directors.

            Section 12. TREASURER. The Treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a Chief Financial

Officer by the Board of Directors, the Treasurer shall be the Chief Financial Officer of the Corporation.

            The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

            If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his possession or under his or her control belonging to the Corporation.

            Section 13. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or Treasurer, respectively, or by the president or the Board of Directors. The Assistant Treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.

            Section 14. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he or she is also a director.

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

            Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.

            Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

            Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

                                   ARTICLE VII

                                      STOCK

            Section 1. CERTIFICATES. Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the Chairman or Vice Chairman of the Board of Directors, the Chief Executive Officer or the President or a Vice President, and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be sealed with the seal, if any, of the Corporation.

            The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Corporation will furnish a full statement of such information to any stockholder upon request and without charge.

            Section 2. TRANSFERS. No transfers of shares of the Corporation shall be made if (i) void ab initio pursuant to any provision of the Corporation's Charter or (ii) the Board of Directors, pursuant to any provision of the Corporation's Charter, shall have refused to permit the transfer of such shares. Permitted transfers of shares of the Corporation shall be made on the share records of the Corporation only upon the instruction of the registered holder thereof, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and upon surrender of the certificate or certificates, if issued, for such shares properly endorsed or accompanied by a duly executed share transfer power and the payment of all taxes thereon.

            Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

            The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

            Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the Charter of the Corporation and all of the terms and conditions contained therein.

            Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

            Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of stockholders, not less than ten (10) days before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

            In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than twenty (20) days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days before the date of such meeting.

            If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

            When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or
(ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

            Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

            Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period, securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

            Section 7. EXEMPTION FROM CONTROL SHARE ACQUISITION STATUTE. Notwithstanding any other provision of the Charter or these Bylaws, Subtitle 7 of Title 3 of the Maryland General Corporation Law, or any successor statute, shall not apply to any acquisition of shares of stock of the Corporation by any person. This Section 7 may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

                                  ARTICLE VIII

                                  DISTRIBUTIONS

             Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized and declared by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to applicable provisions of law and the Charter.

            Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE IX

                                INVESTMENT POLICY

            The Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                    ARTICLE X

                                      SEAL

            Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words "Incorporated Maryland." The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

            Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

                                   ARTICLE XI

                     INDEMNIFICATION AND ADVANCE OF EXPENSES

            Section 1. Indemnification of Agents. To the maximum extent permitted by the laws of the State of Maryland in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of these Bylaws or the Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            Section 2. AUTHORITY TO ADVANCE EXPENSES. Expenses incurred by an officer or director (acting in his or her capacity as such) in defending an action, suit or proceeding shall be paid by the Corporation in advance of the final disposition thereof; provided, however, that such expenses shall be advanced only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to indemnification by the Corporation as authorized in this Article or otherwise. Expenses incurred by other agents of the Corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the Corporation for expense advances shall be unsecured and no interest shall be charged thereon.

            Section 3. RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 1 or 2 of this Article is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses (including attorneys' fees) of prosecuting such claims.

            Section 4. INSURANCE. The Corporation may to the fullest extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person.

            Section 5. INDEMNIFICATION NON-EXCLUSIVE. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

            Section 6. SUBROGATION. In the event of payment under this Article, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified person, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation to effectively bring suit to enforce such rights.

            Section 7. NO DUPLICATION OF PAYMENTS. The Corporation shall not be liable under this Article to make any payment in connection with any claim against the indemnified person to the extent such person has actually received payment (under any insurance policy, agreement, vote or otherwise) of the amounts otherwise indemnifiable hereunder.

                                   ARTICLE XII

                                WAIVER OF NOTICE

            Whenever any notice is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIII

                               AMENDMENT OF BYLAWS

            The Board of Directors, by the affirmative vote of at least a majority of the entire Board, shall have the exclusive power to adopt, alter, amend, modify or repeal any provision of these Bylaws and to adopt new Bylaws.

                                                                         ANNEX H

                   OPINION OF FRIEDMAN, BILLING, RAMSEY & CO.

[LETTERHEAD]

                                  July 12, 2003

Board of Directors
American Home Mortgage Holdings, Inc.
520 Broadhollow Road
Melville, NY 11747

Board of Directors:

You have requested that Friedman, Billings, Ramsey & Co., Inc. ("FBR") provide you with its opinion as to the fairness, from a financial point of view, to the stockholders of American Home Mortgage Holdings, Inc. ("AHMH") of the Merger Consideration (as hereinafter defined) to be paid to the stockholders of Apex Mortgage Capital, Inc. ("Apex") pursuant to the Agreement and Plan of Merger, dated July 11, 2003 (the "Merger Agreement"), by and among AHMH, AHM New Holdco, Inc., a wholly owned subsidiary of AHMH ("New Holdco"), and Apex. The Merger Agreement provides, among other things, that (i) Apex will merge with and into New Holdco (the "Merger") and each issued and outstanding share of Apex common stock, par value $0.01 per share ("Apex Common Stock") (other than shares owned or held by AHMH, New Holdco or Apex, or any of their wholly-owned subsidiaries) will be converted into the right to receive a number of shares of New Holdco common stock, par value $0.01 per share ("New Holdco Common Stock") equal to the Exchange Ratio (as defined and calculated pursuant to Section 1.7(b) of the Merger Agreement) and (ii) AHMH will undertake a reorganization pursuant to which AHMH will merge with and into a subsidiary of New Holdco and shares of AHMH will be exchanged for shares of New Holdco. The Merger Agreement provides that the Exchange Ratio will determine the amount of the Merger Consideration and will be set upon the closing of the Merger. The aggregate number of shares of New Holdco Common Stock that will be paid to holders of Apex Common Stock pursuant to the Merger Agreement is referred to herein as the "Merger Consideration."

In delivering this opinion, FBR has completed the following tasks:

      (i) reviewed the Annual Report to Stockholders and Annual Report on Form 10-K of each of AHMH and Apex for the years ended December 31, 2002, 2001 and 2000, including the audited financial statements contained therein, and the Quarterly Report on Form 10-Q of each of AHMH and Apex for the quarters ended March 31, 2003 and September 30, 2002 and interim financial statements subsequent to the March 31, 2003 10-Q;

      (ii) analyzed the potential pro forma effects of the Merger on the future financial performance of the combined company, including any cost savings and tax benefits

                                                              Board of Directors
                                           American Home Mortgage Holdings, Inc.
                                                                   July 12, 2003
                                                                          Page 2

             that the management of each of AHMH and Apex expect to result from a combination of the businesses of AHMH and Apex and the amount of cash dividends that management of AHMH expects the combined company to be able to pay following the completion of the Merger;

      (iii) participated in meetings and telephone conferences with members of senior management of AHMH and discussed, among other things, internally prepared summaries of the financial condition, business, assets, financial forecasts and prospects of each of AHMH and Apex, the past and current operations of AHMH, the future prospects of AHMH (independently and combined with Apex), the strategic rationale for the Merger and the liquidity needs of, and capital resources available to, AHMH;

      (iv) reviewed a detailed list of Apex's assets, dated as of June 30, 2003;

      (v) visited Apex's headquarters and reviewed certain due diligence information prepared by Apex, including, but not limited to, its management agreement and management fee calculation, hedge positions (including current and terminated swap agreements), master repurchase agreements, certain minutes of the Board of Directors of Apex, tax returns for 2000 and 2001, and the Articles of Incorporation of Apex;

      (vi) familiarized itself, to the extent FBR deemed appropriate and feasible, with the business, operations, properties, financial condition and prospects of AHMH;

      (vii) reviewed publicly available reports prepared by independent research analysts regarding the expected future financial performance of Apex;

      (viii) prepared an analysis of recent mortgage REIT, mortgage lending and specialty finance merger transactions in which the acquired company may be considered comparable to Apex with respect to one or more of the following characteristics: asset size, financial condition, profitability and market area;

      (ix) assessed current market conditions for comparable mergers in light of current economic factors, equity market conditions and the mortgage industry environment, and presented information concerning such market conditions to AHMH;

      (x) reviewed the historical market prices and trading volume for the publicly traded securities of each of AHMH and Apex;

      (xi) reviewed the Merger Agreement and its schedules, exhibits and certain related documents; and

      (xii) performed such other reviews, analyses and tasks as FBR deemed appropriate.

In rendering this opinion, FBR did not assume responsibility for independently verifying, and did not independently verify, any financial or other information concerning AHMH and Apex furnished to it by AHMH or Apex, or the publicly-available financial and other information

                                                              Board of Directors
                                           American Home Mortgage Holdings, Inc.
                                                                   July 12, 2003
                                                                          Page 3

regarding AHMH, Apex or other financial services companies. FBR has assumed for purposes of this opinion that all such information is accurate and complete, and it has no reason to believe otherwise. FBR has further relied on the assurances of management of AHMH that they are not aware of any facts that would make such information inaccurate or misleading. With respect to financial forecasts for the combined company provided to FBR by management of AHMH, FBR has assumed, for purposes of this opinion, that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of such management at the time of preparation as to the future financial performance of the combined company. FBR has assumed that there has been no material change in the assets, financial condition, results of operations, business or prospects of Apex since the date of the most recent financial statements made available to FBR. FBR did not undertake an independent appraisal of the assets or liabilities of Apex nor was FBR furnished with any such appraisals. FBR's conclusions and opinion are necessarily based upon economic, market and other conditions and the information made available to FBR as of the date of this opinion. FBR expresses no opinion on matters of a legal, regulatory, tax or accounting nature related to the Merger. FBR is not expressing any opinion as to what the actual value of the Merger Consideration or Exchange Ratio will be upon the closing of the Merger. We have assumed that the Merger will be consummated in accordance with the terms described in the Merger Agreement, without any further amendments thereto, and without waiver by AHMH of any of the conditions to its obligations thereunder.

FBR, as part of its institutional brokerage, research and investment banking practice, is regularly engaged in the valuation of securities and the evaluation of transactions in connection with mergers and acquisitions of specialty finance companies, commercial banks, savings institutions and financial services holding companies, initial and secondary offerings and mutual-to-stock conversions of savings institutions, as well as business valuations for other corporate purposes for financial services organizations and real estate related companies. FBR has experience in, and knowledge of, the valuation of mortgage companies in California, New York and the rest of the United States.

FBR has acted as a financial advisor to AHMH in connection with the Merger and will receive a fee for services rendered which is contingent upon the consummation of the Merger. FBR has in the past provided financial advisory and investment banking services to AHMH for customary fees. In the ordinary course of FBR's business, it may effect transactions in the securities of AHMH or Apex for its own account and/or for the accounts of its customers and, accordingly, may at any time hold long or short positions in such securities. From time to time, officers, directors and employees of FBR may also have positions in such securities. In addition, AHMH has agreed to indemnify FBR against certain liabilities arising out of its engagement by AHMH.

Based upon and subject to the foregoing, as well as any such other matters as we consider relevant, it is FBR's opinion, as of the date hereof, that the Merger Consideration is fair, from a financial point of view, to the stockholders of AHMH.

                                                              Board of Directors
                                           American Home Mortgage Holdings, Inc.
                                                                   July 12, 2003
                                                                          Page 4

This letter is solely for the information of the Board of Directors, and stockholders of AHMH and may not be relied upon by any other person or used for any other purpose, reproduced, disseminated, quoted from or referred to without FBR's prior written consent.

                                      Very truly yours,


                                      /s/ FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                      FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                                                         ANNEX I

                             OPINION OF UBS WARBURG

                                                                   July 12, 2003

Special Committee of the Board of Directors
Board of Directors
Apex Mortgage Capital, Inc.
865 South Figueroa Street
Los Angeles, CA 90017

Gentlemen:

      We understand that Apex Mortgage Capital, Inc., a Maryland corporation ("Apex" or the "Company"), is considering a transaction (the "Transaction") whereby the Company will merge with and into AHM New Holdco, Inc., a Maryland corporation ("New Holdco") and a wholly owned subsidiary of American Home Mortgage Holdings, Inc., a Delaware corporation ("AHM"), immediately after AHM has merged with and into a wholly owned subsidiary of New Holdco. Pursuant to the terms of the Agreement and Plan of Merger, to be dated as of July 12, 2003 (the "Merger Agreement"), by and among the Company, AHM and New Holdco, among other things, (i) AHM will be merged with and into a newly formed wholly owned subsidiary of New Holdco (the "First Step Merger"), (ii) in connection with the First Step Merger, each issued and outstanding share of common stock, par value $0.01 per share ("AHM Common Stock"), of AHM (other than shares held by New Holdco or any subsidiary of New Holdco) will be converted into one share of common stock, par value $0.01 per share ("New Holdco Common Stock"), of New Holdco, (iii) immediately after the First Step Merger, the Company will be merged with and into New Holdco (the "Second Step Merger"), and (iv) in connection with the Second Step Merger, each issued and outstanding share of common stock, par value $0.01 per share ("Company Common Stock"), of Apex (other than shares held by AHM, New Holdco or any wholly owned subsidiary of AHM or New Holdco) will be converted into the number of shares of New Holdco Common Stock equal to the Exchange Ratio as defined below.

      Pursuant to the terms of the Merger Agreement, the Exchange Ratio shall be determined as follows: (i) subject to clause (iv) below, if the Average Price (as defined in the Merger Agreement) is greater than $21.86164, the Exchange Ratio shall equal a quotient, the numerator of which is the product of (A) the Adjusted Book Value Per Share (as defined in the Merger Agreement) and (B) 1.075, and the denominator of which is $21.86164; (ii) if the Average Price is less than or equal to $21.86164 and greater than or equal to $17.00350, the Exchange Ratio shall equal a quotient, the numerator of which is the product of
(A) the Adjusted Book Value Per Share and (B) 1.075, and the denominator of which is the Average Price; (iii) subject to clause (v) below, if the Average Price is less than $17.00350, the Exchange Ratio shall equal a quotient, the numerator of which is the product of (A) the Adjusted Book Value Per Share and
(B) 1.075, and the denominator of which is $17.00350; (iv) if the Average Price is greater than $24.29071, (A) AHM may elect to terminate the Merger Agreement in a manner more fully set forth in the Merger Agreement unless, prior to such termination, the Company elects to adjust the Exchange Ratio to be equal to a quotient, the numerator of which is the product of (x) the Adjusted Book Value Per Share and (y) 1.19444, and the denominator of which is the Average Price, or
(B) if AHM does not elect to so terminate the Merger Agreement, the Exchange Ratio shall equal a quotient, the numerator of which is the product of (I) the Adjusted Book Value Per Share and (II) 1.075, and the denominator of which is $21.86164; and (v) if the Average Price is less than $14.57443, (A) the Company may elect to terminate the Merger Agreement in a manner more fully set forth in the Merger Agreement unless, prior to such termination, AHM elects to adjust the Exchange Ratio to be equal to a quotient, the numerator of which is the product of (x) the Adjusted Book Value Per Share and (y) .92143, and the denominator of which is the Average Price, or (B) if the Company does not elect to so terminate the Merger Agreement, the Exchange Ratio shall equal a quotient, the numerator of which is the product of (I) the Adjusted Book Value Per Share and (II) 1.075, and the denominator of which is $17.00350. The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.

      You have requested our opinion as to the fairness from a financial point of view to the holders of Company Common Stock of the Exchange Ratio.

      UBS Securities LLC ("UBS") has acted as financial advisor to the Special Committee of the Board of Directors of Apex in connection with the Transaction and will receive a fee for its services. UBS will also receive a fee upon delivery of this opinion. In the past, UBS and its predecessors have provided investment banking services to the Company and received customary compensation for the rendering of such services. In the ordinary course of business, UBS, its successors and affiliates may trade or have traded securities of the Company and AHM for their own accounts and the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

      Our opinion does not address the Company's underlying business decision to effect the Transaction or constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction. We have not been asked to, nor do we, offer any opinion as to the material terms of the Merger Agreement or the form of the Transaction. We express no opinion as to what the value of New Holdco Common Stock will be when issued pursuant to the Merger Agreement or the prices at which such shares will trade in the future. In rendering this opinion, we have assumed, with your consent, that the final executed form of the Merger Agreement does not differ in any material respect from the draft that we have examined, and that AHM, New Holdco and the Company will comply with all the material terms of the Merger Agreement. At your request, we have contacted third parties to solicit indications of interest in a possible business combination transaction with the Company and held discussions with certain of these parties prior to the date hereof.

      In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and historical financial information relating to the Company and AHM, (ii) reviewed the reported prices and trading activity for the Company Common Stock and the AHM Common Stock, (iii) reviewed certain internal financial information and other data relating to the business and financial prospects of the Company, including estimates and financial forecasts for the fiscal years 2003 and 2004 prepared by management of the Company, that were provided to us by the Company and not publicly available,
(iv) reviewed certain internal financial information and other data relating to the business and financial prospects of AHM, including estimates and financial forecasts for the fiscal years 2003 and 2004 prepared by the management of AHM and not publicly available, (v) conducted discussions with members of the senior management of the Company and AHM concerning the business and financial prospects of the Company and AHM, (vi) reviewed publicly available financial and stock market data with respect to certain other companies in lines of business we believe to be generally comparable to those of AHM and the Company, (vii) considered certain pro forma effects of the Transaction on AHM's financial statements, (viii) reviewed drafts of the Merger Agreement, and (ix) conducted such other financial studies, analyses, and investigations, and considered such other information as we deemed necessary or appropriate.

      In connection with our review, with your consent, we have not assumed any responsibility for independent verification for any of the information reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or AHM, nor have we been furnished with any such evaluation or appraisal. With respect to the financial forecasts, estimates and pro forma effects, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company and AHM as to the future performance of their respective companies. We have also assumed, with your consent, that the Transaction will qualify as a tax-free reorganization for U.S. federal income tax purposes. We have further assumed, with your consent, that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on the Company, New Holdco, AHM or the Transaction. We also understand that the Merger Agreement provides that AHM, New Holdco and their affiliates will use commercially reasonably efforts to qualify, on or prior to the effective time of the Transaction, New Holdco as a "REIT", and each subsidiary of New Holdco (including AHM) as a "qualified REIT Subsidiary" or a "taxable REIT subsidiary", in each case as such terms are defined under the Internal Revenue Code of 1986, as amended. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

      Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Exchange Ratio is fair, from a financial point of view, to the holders of Company Common Stock.

                               Very truly yours,

                               UBS SECURITIES LLC


By:  /s/ Halle J. Benett                 By: /s/ Jonathan P. Dever
    -------------------------------         ------------------------------------
    Name:  Halle J. Benett                  Name:  Jonathan P. Dever
    Title: Executive Director               Title: Executive Director

                                                                         ANNEX J

                           APEX MORTGAGE CAPITAL, INC.

                              AMENDED AND RESTATED

                             1997 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1     The Plan...............................................................J-6

      1.1   Purpose..........................................................J-6

      1.2   Administration and Authorization; Power and Procedure............J-6
            1.2.1    Committee...............................................J-6
            1.2.2    Plan Awards; Interpretation; Powers of Committee........J-6
            1.2.3    Binding Determinations..................................J-7
            1.2.4    Reliance on Experts.....................................J-7
            1.2.5    Delegation..............................................J-7

      1.3   Participation....................................................J-7

      1.4   Shares Available for Awards; Share Limits........................J-7
            1.4.1    Shares Available........................................J-7
            1.4.2    Share Limits............................................J-7
            1.4.3    Limitation on Ownership.................................J-7
            1.4.4    Share Reservation; Replenishment and Reissue
                     of Unvested Awards......................................J-8

      1.5   Grant of Awards..................................................J-8

      1.6   Award Period.....................................................J-8

      1.7   Limitations on Exercise and Vesting of Awards....................J-8
            1.7.1    Provisions for Exercise.................................J-8
            1.7.2    Procedure...............................................J-8
            1.7.3    Fractional Shares/Minimum Issue.........................J-8

      1.8   Acceptance of Notes to Finance Exercise..........................J-8
            1.8.1    Principal...............................................J-9
            1.8.2    Term....................................................J-9
            1.8.3    Recourse; Security; Compliance..........................J-9
            1.8.4    Termination of Employment...............................J-9

      1.9   No Transferability; Limited Exception to Transfer
            Restrictions.....................................................J-9
            1.9.1    Limit On Exercise and Transfer..........................J-9
            1.9.2    Exceptions..............................................J-9
            1.9.3    Further Exceptions to Limits On Transfer................J-9

2     Options...............................................................J-10

      2.1   Grants..........................................................J-10

      2.2   Option Price....................................................J-10
            2.2.1    Pricing Limits.........................................J-10
            2.2.2    Payment Provisions.....................................J-10

      2.3   Limitations on Grant and Terms of Incentive Stock Options.......J-10
            2.3.1    $100,000 Limit.........................................J-10
            2.3.2    Option Period..........................................J-10

            2.3.3    Other Code Limits......................................J-10

      2.4   Limits on 10% Holders...........................................J-11

      2.5   Option Repricing/Cancellation and Regrant/Waiver
            of Restrictions.................................................J-11

      2.6   Effects of Termination of Employment; Termination
            of Subsidiary Status; Discretionary Provisions..................J-11
            2.6.1    Options - Resignation or Dismissal.....................J-11
            2.6.2    Options - Death or Disability..........................J-11
            2.6.3    Options - Retirement...................................J-11
            2.6.4    Certain SARs...........................................J-11
            2.6.5    Other Awards...........................................J-12
            2.6.6    Committee Discretion...................................J-12

      2.7   Options and Rights in Substitution for Stock Options
            Granted by Other Corporations...................................J-12

3     Stock Appreciation Rights (Including Limited Stock Appreciation
            Rights..........................................................J-12

      3.1   Grants..........................................................J-12

      3.2   Exercise of Stock Appreciation Rights...........................J-12
            3.2.1    Exercisability.........................................J-12
            3.2.2    Effect on Available Shares.............................J-12
            3.2.3    Stand-Alone SARs.......................................J-12
            3.2.4    Proportionate Reduction................................J-12

      3.3   Payment.........................................................J-13
            3.3.1    Amount.................................................J-13
            3.3.2    Form of Payment........................................J-13

      3.4   Limited Stock Appreciation Rights...............................J-13

4     Restricted Stock Awards...............................................J-13

      4.1   Grants..........................................................J-13

      4.2   Restrictions....................................................J-13
            4.2.1    Pre-Vesting Restraints.................................J-13
            4.2.2    Dividend and Voting Rights.............................J-14
            4.2.3    Cash Payments..........................................J-14

      4.3   Return to the Corporation.......................................J-14

5     Performance Share Awards; Stock Units; Stock Bonuses..................J-14

      5.1   Grants of Performance Share Awards..............................J-14

      5.2   Special Performance-Based Share Awards..........................J-14
            5.2.1    Eligible Class.........................................J-14
            5.2.2    Maximum Award..........................................J-15
            5.2.3    Committee Certification................................J-15
            5.2.4    Terms and Conditions of Awards.........................J-15
            5.2.5    Stock Payout Features..................................J-15
            5.2.6    Adjustments for Material Changes.......................J-15

      5.3   Grants of Stock Bonuses.........................................J-15

      5.4   Deferred Payments; Stock Units..................................J-15

      5.5   Cash Bonus Awards...............................................J-15
            5.5.1    Performance Goals......................................J-15

      5.6   Alternative Payments............................................J-16

6     Other Provisions......................................................J-16

      6.1   Rights of Eligible Persons, Participants and Beneficiaries......J-16
            6.1.1    Employment Status......................................J-16
            6.1.2    No Employment Contract.................................J-16
            6.1.3    Plan Not Funded........................................J-16

      6.2   Adjustments; Acceleration.......................................J-16
            6.2.1    Adjustments............................................J-16
            6.2.2    Acceleration of Awards Upon Change in Control..........J-17
            6.2.3    Possible Early Termination of Accelerated Awards.......J-17
            6.2.4    Golden Parachute Limitations...........................J-17

      6.3   Effect of Termination of Employment.............................J-18

      6.4   Compliance with Laws............................................J-18
            6.4.1    General................................................J-18
            6.4.2    Restrictions on Transfer...............................J-18

      6.5   Tax Withholding.................................................J-18
            6.5.1    Provision for Tax Withholding Offset...................J-18
            6.5.2    Tax Loans..............................................J-19

      6.6   Plan Amendment, Termination and Suspension......................J-19
            6.6.1    Board Authorization....................................J-19
            6.6.2    Stockholder Approval...................................J-19
            6.6.3    Amendments to Awards...................................J-19
            6.6.4    Limitations on Amendments to Plan and Awards...........J-19

      6.7   Privileges of Stock Ownership...................................J-19

      6.8   Effective Date of the Plan......................................J-19

      6.9   Term of the Plan................................................J-19

      6.10  Governing Law/Construction/Severability.........................J-20
            6.10.1   Choice of Law..........................................J-20
            6.10.2   Severability...........................................J-20
            6.10.3   Plan Construction......................................J-20

      6.11  Captions........................................................J-20

      6.12  Effect of Change of Subsidiary Status...........................J-20

      6.13  Non-Exclusivity of Plan.........................................J-20

7     Definitions...........................................................J-20

8     Non-Employee Director Options.........................................J-24

      8.1   Participation...................................................J-24

      8.2   Option Grants...................................................J-24
            8.2.1    Time of Initial Award..................................J-24
            8.2.2    Subsequent Automatic Awards............................J-24
            8.2.3    Subsequent Discretionary Awards........................J-24

      8.3   Option Price....................................................J-24

      8.4   Option Period and Exercisability................................J-24

      8.5   Termination of Directorship.....................................J-24

      8.6   Adjustments; Accelerations; Terminations........................J-24

      8.7   Acceleration Upon a Change in Control Event.....................J-25

                           APEX MORTGAGE CAPITAL, INC.
                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN

                                   1. THE PLAN

1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding directors, officers and employees and other Eligible Persons associated with the management of the Company with awards and incentives for high levels of performance and improving the financial performance of the Company, by aligning the interests of the those persons and the Company's stockholders, and by attracting, motivating and retaining experienced and knowledgeable independent directors through the benefits provided under Section 8. "Corporation" means Apex Mortgage Capital, Inc. and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Section 7.

1.2   ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE

      1.2.1 COMMITTEE. This Plan will be administered by and all Awards to Eligible Persons will be authorized by the Committee, other than the Initial Awards which have been authorized by the Corporation's stockholder(s) in connection with approving this Plan. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

      1.2.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee will have the authority to:

            (a)   determine the particular Eligible Persons who will receive
                  Awards;

            (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such Eligible Persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

            (c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

            (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Persons under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

            (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

            (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum 10 year term of Awards under Section 1.6; and

            (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

            Notwithstanding the foregoing, the provisions of Sections 8.2.1 and
            8.2.2 relating to Non-Employee Director Awards will be automatic and, to the maximum extent possible, self-effectuating.

      1.2.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

      1.2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

      1.2.5 DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3 PARTICIPATION. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4   SHARES AVAILABLE FOR AWARDS; SHARE LIMITS

      1.4.1 SHARES AVAILABLE. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares (the "Shares"). The Shares may be delivered for any lawful consideration.

      1.4.2 SHARE LIMITS. The maximum number of Shares that may be delivered pursuant to Awards granted to Eligible Persons under this Plan will not exceed 1,000,000 Shares (the "Share Limit"). The number of Shares subject to Awards outstanding at any time will not exceed the number of Shares remaining available for issuance under the Plan. The maximum number of Shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any one individual, subject to Section 1.4.3, will be limited to 200,000 Shares. Each of the foregoing numerical limits is subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

      1.4.3 LIMITATION ON OWNERSHIP.

            (a) No Awards will be granted under the Plan to any person who, after the grant of such Award, would be deemed to beneficially own more than 9.8% (in value or in number of Shares, whichever is more restrictive) of the outstanding Shares of Common Stock of the Corporation. For purposes of this Section 1.4.3, "ownership" is determined in accordance with the Real Estate Investment Trust provisions of the Code, the constructive ownership provisions of Section 544 of the Code (as modified by Section 856(1)(b) of the Code), and Rule 13d-3 promulgated under the Exchange Act.

            (b) If, after an Award is granted, circumstances of ownership (or the Corporation's knowledge thereof) change so that the exercise of such Award would cause the Participant to beneficially own more Shares than are permitted pursuant to paragraph (a) above, then upon any exercise of such Award that causes such result, the Corporation shall have the right to deliver to the Participant, in lieu of Shares, a check or cash in the amount equal to the Fair Market Value of the Shares otherwise deliverable on the date of exercise (minus any amounts withheld pursuant to Section 6.5).

      1.4.4 SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED AWARDS. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of Shares issuable at any time pursuant to such Award, plus (b) the number of Shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5 GRANT OF AWARDS. Subject to the express provisions of this Plan, the Committee will determine the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

1.6 AWARD PERIOD. The Award Period of any Option, SAR, warrant or similar right shall expire and any other Award shall either vest or be forfeited not more than 10 years after the date of grant; PROVIDED, HOWEVER, that any payment of cash or delivery of Shares pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing.

1.7   LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

      1.7.1 PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Award will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

      1.7.2 PROCEDURE. Any exercisable Award will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.2 or 8.4, as the case may be, and any other requirements of exercise, including any document required by Section 6.4, are satisfied.

      1.7.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8 ACCEPTANCE OF NOTES TO FINANCE EXERCISE. The Corporation, in its sole discretion, may accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; but any such note will be subject to the following terms and conditions:

      1.8.1 PRINCIPAL. The principal of the note will not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note will be delivered directly to the Corporation in consideration of such exercise or receipt.

      1.8.2 TERM. The initial term of the note will be determined by the Committee; but the term of the note, including extensions, will not exceed a period of five years.

      1.8.3 RECOURSE; SECURITY; COMPLIANCE. The note will provide for full recourse to the Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any Shares or rights financed thereby in compliance with applicable law. The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note will conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

      1.8.4 TERMINATION OF EMPLOYMENT. If the employment of the Participant terminates, the unpaid principal balance of the note will become due and payable on the 10th business day after the Severance Date; but if a sale of such Shares would cause the Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance will become due and payable on the 10th business day after the first day on which a sale of such Shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions) in securities of this Corporation by the Participant after such termination.

1.9   NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

      1.9.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge, (b) Awards may be exercised only by the Participant, and
            (c) amounts payable or Shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

      1.9.2 EXCEPTIONS. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made to related persons for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options and Restricted Stock Awards, however, will be subject to any and all additional transfer restrictions under the Code.

      1.9.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.9.1 will not apply to:

            (a)   transfers to the Corporation,

            (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

            (c) transfers pursuant to a QDRO if approved or ratified by the Committee,

            (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

            (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

                                   2. OPTIONS

2.1 GRANTS. One or more Options may be granted under this Section to any Eligible Person. Each Option granted will be designated by the Committee in the applicable Award Agreement as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option.

2.2   OPTION PRICE.

      2.2.1 PRICING LIMITS. The purchase price per Share of the Shares covered by each Option will be not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

      2.2.2 PAYMENT PROVISIONS. The purchase price of any Shares purchased on exercise of an Option granted under this Section will be paid in full at the time of each purchase in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by certified or cashier's check payable to the order of the Corporation; (c) if permitted by the Committee, by a promissory note of the Participant consistent with the requirements of Sections 1.8 and 6.4; (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, but the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5. The Corporation will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

2.3   LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

      2.3.1 $100,000 LIMIT. To the extent that the aggregate "Fair Market Value" of Shares with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Shares subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as Shares acquired pursuant to the exercise of an Incentive Stock Option.

      2.3.2 OPTION PERIOD. Except as provided in Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Award Date.

      2.3.3 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary who satisfy the eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5 OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS. Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of Shares subject to, the restrictions upon or the term of, an Award granted under this Section by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of Shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

2.6 EFFECTS OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

      2.6.1 OPTIONS - RESIGNATION OR DISMISSAL. If the Participant's employment by (or other service specified in the Award Agreement to) the Company or the Manager, as the case may be, terminates for any reason (the date of such termination being referred to as the "Severance Date") other than Retirement, Total Disability or death, or "for Cause" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, 90 days after the Severance Date to exercise any Option to the extent exercisable on the Severance Date. In the case of a termination "for Cause", the Option will terminate on the Severance Date. The Option, to the extent not exercisable on the Severance Date, will terminate in all cases, unless the Award Agreement or the Committee otherwise provides.

      2.6.2 OPTIONS - DEATH OR DISABILITY. If the Participant's employment by (or specified service to) the Company or the Manager, as the case may be, terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Option to the extent exercisable on the Severance Date. Any Option to the extent not exercisable on the Severance Date will terminate.

      2.6.3 OPTIONS - RETIREMENT. If the Participant's employment by (or specified service to) the Company or the Manager, as the case may be, terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date if an Incentive Stock Option states it is it be retained) to the extent exercisable on the Severance Date. The Option, to the extent not exercisable on the Severance Date, will terminate.

      2.6.4 CERTAIN SARS. Any SAR granted concurrently or in tandem with an Option will have the same post-Severance Date provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

      2.6.5 OTHER AWARDS. The Committee will establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) if the Participant's employment is terminated and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

      2.6.6 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company or the Manager, as the case may be, for any reason, other than a discharge for Cause, the Committee, by express provisions in or by amendment to the Award Agreement, may increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, and/or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee deems appropriate.

2.7 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

                          3. STOCK APPRECIATION RIGHTS
                  (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)

3.1 GRANTS. The Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2   EXERCISE OF STOCK APPRECIATION RIGHTS.

      3.2.1 EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

      3.2.2 EFFECT ON AVAILABLE SHARES. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered Shares will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise expressly provides.

      3.2.3 STAND-ALONE SARS. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

      3.2.4 PROPORTIONATE REDUCTION If an SAR extends to less than all the Shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of Shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of Shares covered by the related Award is less than the remaining number of Shares subject to such SAR.

3.3   PAYMENT.

      3.3.1 AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive subject to Section 6.5 payment of an amount determined by multiplying

            (a) the difference obtained by subtracting the exercise price per Share under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

            (b) the number of Shares with respect to which the Stock Appreciation Right has been exercised.

      3.3.2 FORM OF PAYMENT. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under Section 3.3.1 above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in Shares and partly in cash, provided that the Committee has determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) upon exercise, the election will be subject to such conditions as the Committee may impose.

3.4 LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or Shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period or at a specified time before, after or including the date of such event.

                           4. RESTRICTED STOCK AWARDS

4.1 GRANTS. The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of Shares to be issued to the Participant, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration under applicable state law) payable by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the Shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such Shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise expressly provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") will bear a legend making appropriate reference to the restrictions hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such Restricted Shares have lapsed and the Restricted Shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2   RESTRICTIONS.

      4.2.1 PRE-VESTING RESTRAINTS. Except as provided in Sections 4.1 and 1.9, Restricted Shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such Restricted Shares have lapsed and the Shares have become vested.

      4.2.2 DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all Shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

      4.2.3 CASH PAYMENTS. If the Participant has been paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify the extent (if any) to which the cash must be returned (with or without an earnings factor) as to any Restricted Shares that cease to be eligible for vesting.

4.3 RETURN TO THE CORPORATION. Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions as of a Severance Date with respect to the Participant or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement will not vest and will be returned to the Corporation in such manner and on such terms as set forth in the Award Agreement or as the Committee otherwise expressly provides.

             5. PERFORMANCE SHARE AWARDS; STOCK UNITS; STOCK BONUSES

5.1 GRANTS OF PERFORMANCE SHARE AWARDS. The Committee may grant Performance Share Awards to Eligible Employees based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of Shares (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such Shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any Shares or cash to the Participant will be based. The amount of cash or Shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

5.2 SPECIAL PERFORMANCE-BASED SHARE AWARDS. Options or SAR's granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees which otherwise satisfy the conditions to deductibility under Section 162(m) of the Code are deemed "Qualifying Awards". Without limiting the generality of the foregoing, and in addition to Qualifying Awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, or division basis, with reference to revenue growth, net earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity, return on assets or return on net investment, or cost containment or reduction, or any combination thereof (the "business criteria") relative to preestablished performance goals, may be granted under this Plan. To the extent so applicable, these terms are used as applied under generally accepted accounting principles and in the Company's financial reporting. The applicable business criterion or criteria and the specific performance goals must be approved by the Committee in advance of any applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one (except as provided in Section 1.6) nor more than 10 years. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan. The following provisions relate to all Performance-Based Awards (other than Qualifying Awards) granted under this Plan:

      5.2.1 ELIGIBLE CLASS. The eligible class of persons for Awards under this
            Section is executive officers of the Corporation.

      5.2.2 MAXIMUM AWARD. Subject to Section 1.4.2, in no event will grants in any calendar year to any one individual under this Section 5.2 relate to more than 250,000 shares or, (if payable solely in cash) a cash amount of more than $1,000,000.

      5.2.3 COMMITTEE CERTIFICATION. To the extent required by Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

      5.2.4 TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

      5.2.5 STOCK PAYOUT FEATURES. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid in the form of Shares, Restricted Shares, an Option, or another Award.

      5.2.6 ADJUSTMENTS FOR MATERIAL CHANGES. Performance goals or other features of an Award under this Section 5.2 may provide that they
            (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstance or event, or (d) any combination of (a) through (c), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

5.3 GRANTS OF STOCK BONUSES. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such Shares) as determined from time to time by the Committee. The number of Shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4 DEFERRED PAYMENTS; STOCK UNITS. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or Shares that may otherwise become due or of cash otherwise payable under this Plan or otherwise, in the form of stock units payable in cash or Shares or by other means, and may provide for accretion thereof based upon such deferment, at the election or at the request of the Participant, subject to any other applicable terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

5.5   CASH BONUS AWARDS.

      5.5.1 PERFORMANCE GOALS. The Committee may establish a program of annual incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary division basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or net investment, cost containment or reduction, or achievement of strategic goals (or any combination of such factors). In addition, the award may depend upon the Eligible Employee's individual performance.

5.6 ALTERNATIVE PAYMENTS. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid or credited in the form of Shares, Restricted Shares, an Option or other Award.

                               6. OTHER PROVISIONS

6.1   RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

      6.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

      6.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or the Manager, as the case may be, or constitute any management or other contract or agreement of employment or other service, nor will interfere in any way with the right of the Company or the Manager, as the case may be, to otherwise change a person's compensation or other benefits or to terminate the employment or service of such person, with or without cause. This Plan or any related document will not, however, adversely affect any independent contractual right of such person without the Participant's consent.

      6.1.3 PLAN NOT FUNDED. Awards payable under this Plan will be payable in Shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

6.2   ADJUSTMENTS; ACCELERATION.

      6.2.1 ADJUSTMENTS. The following provisions will apply in the case of (i) any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), (ii) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split,
            (iii) any reorganization, merger, combination, consolidation, split-up, spin-off, combination, material repurchase or exchange of Common Stock or other securities of the Corporation, (iv) any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or (v) a sale of substantially all the assets of the Corporation as an entirety. In such event, the Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:

            (a)   (i)   proportionately adjust any or all of (1) the number and
                        type of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific maximum and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of Shares
                        (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price of any or all outstanding Awards, (4) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (5) the performance standards appropriate to any outstanding
                        Awards, or

                  (ii) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event.

            (c) In each case, with respect to Awards of Incentive Stock Options, no such adjustment will be made that would cause the Plan to violate Section 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

            (d) In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

      6.2.2 ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not accelerate or determines that only certain or limited benefits under any or all Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event

            (a) each Option and Stock Appreciation Right will become immediately exercisable,

            (b) Restricted Stock will immediately vest free of restrictions, and

            (c) each Performance Share Award will become payable to the Participant.

However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee shall have no discretion with respect to the foregoing acceleration of Awards. The Committee may override the limitations on acceleration in this Section 6.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve.

Any acceleration of Awards will comply with applicable legal requirements and, if the circumstances require, may be deemed by the Committee to occur an instant before the event.

      6.2.3 POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Shares under this Plan (other than under Section 8) has been fully accelerated as required or permitted by
            Section 6.2.2 but is not exercised at or prior to (a) a dissolution of the Corporation, or (b) an event described in Section 6.2.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 6.1 involving a Change of Control approved by the Board, the Option or right will terminate, subject to any provision that has been expressly made by the Committee through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of the Option or right.

      6.2.4 GOLDEN PARACHUTE LIMITATIONS. Unless otherwise specified in an Award Agreement or expressly approved by the Committee, no Award will be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

6.3 EFFECT OF TERMINATION OF EMPLOYMENT. The Committee will establish in respect of each Award granted to an Eligible Person the effect of a termination of employment or service on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

6.4   COMPLIANCE WITH LAWS.

      6.4.1 GENERAL. This Plan, the granting, vesting and exercise of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions, and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable, to assure compliance with all applicable legal requirements.

      6.4.2 RESTRICTIONS ON TRANSFER. If the offer or sale of any Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation, each Participant will be required to represent that the Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate in the opinion of the Committee and the Corporation's counsel. Any determination by the Corporation and its counsel in connection with any other the matters set forth in this Section 6.4 will be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction will bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

                  "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

            If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate may exchange such certificate for a certificate representing the same number of Shares without such legend.

6.5   TAX WITHHOLDING.

      6.5.1 PROVISION FOR TAX WITHHOLDING OFFSET. Upon any exercise, vesting, or payment of any Award or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (b) deduct from any amount payable in cash the amount of any taxes which the

            Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation.

      6.5.2 TAX LOANS. If so provided in the Award Agreement, the Company may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

6.6   PLAN AMENDMENT, TERMINATION AND SUSPENSION.

      6.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan. 6.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

      6.6.3 AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

      6.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8 EFFECTIVE DATE OF THE PLAN. This Plan is effective as of December 3, 1997 (the "Effective Date"). The Plan was approved by the Corporation's stockholder(s) on October 17, 1997.

6.9 TERM OF THE PLAN. No Award may be granted under this Plan more than ten years after the Effective Date (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

      6.10.1 CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with the laws of the State of California.

      6.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

      6.10.3 PLAN CONSTRUCTION.

             (a) RULE 16B-3. It is the intent of the Corporation that the Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to
                  Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent reasonable will be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation, is fair to the affected Participant and is consistent with the purposes of this Plan as to such persons in the circumstances.

             (b) SECTION 162(M). It is the further intent of the Company that, to the extent the Corporation or Awards under this Plan may be or become subject to Section 162(m), Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.2 of this Plan that are granted to or held by a person subject to
                  Section 162(m) of the Code will qualify as performance-based compensation under Section 162(m) of the Code, and this Plan will be interpreted consistent with such intent.

6.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

6.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                 7. DEFINITIONS

"AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, stock unit, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

"AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Section 8, the applicable dates set forth therein.

"AWARD PERIOD" means the period beginning on an Award Date and ending on the expiration date of such Award.

"BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"BOARD" means the Board of Directors of the Corporation.

"CHANGE IN CONTROL EVENT" means any of the following:

            (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

            (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

            (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets as an entity to a person or entity that is not a Subsidiary or other affiliate; or;

            (d) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

            (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMMISSION" means the Securities and Exchange Commission.

"COMMITTEE" means one or more committees appointed by the Board to administer this Plan, each of which will be comprised of two or more directors meeting such criteria as the Board may establish from time to time in order to satisfy any applicable legal or regulatory requirements.

"COMMON STOCK" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan. "COMPANY" means, collectively, the Corporation and its Subsidiaries. "CORPORATION" means Apex Mortgage Capital, Inc., a Maryland corporation, and its successors.

"ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or employee of the Company.

"ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

"FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

"INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of that contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"INITIAL AWARDS" means the Options granted immediately prior to the effectiveness of the registration statement relating to the Corporation's initial public offering, which Options are granted to officers and employees of the Corporation and the Manager and which are exercisable for an aggregate of 300,000 shares of Common Stock.

"MANAGER" means TCW Investment Management Company.

"NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code. "NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company. For purposes of this Plan, the Chairman of the Board will be deemed an officer of the Company.

"OPTION" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

"OTHER ELIGIBLE PERSON" means any Non-Employee Director, the Manager, any director, officer or employee of the Manager, or any other individual consultant or advisor who renders or has rendered BONA FIDE services

(other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company. A non-employee providing BONA FIDE services to the Company may only be selected as an Other Eligible Person if such person's participation in this Plan would not adversely affect (a) the Corporation's eligibility to use Form S-8 or Form S-3 to register under the Securities Act the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws; PROVIDED, HOWEVER, in the case of clause (a) above, such person may be selected as an Other Eligible Person if the Committee determines that the offering and issuance of Shares to such person in the circumstances satisfies the requirements of any applicable exemption from registration under federal and state securities laws and regulations.

"PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who has been received an Award under Section 8 of this Plan.

"PERFORMANCE SHARE AWARD" means an Award of a right to receive Shares under
Section 5.1, or to receive Shares or other compensation (including cash) under
Section 5.2, the issuance or payment of that is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

"PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"PLAN" means this Apex Mortgage Capital, Inc. Amended and Restated 1997 Stock Option Plan, as amended from time to time.

"QDRO" means a qualified domestic relations order.

"RESTRICTED SHARES" or "Restricted Stock" means Shares awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such Shares remain unvested under the terms of the applicable Award Agreement.

"RETIREMENT" means retirement with the consent of the Company or the Manager, as the case may be, or, from active service as an employee or officer of the Company or the Manager, as the case may be, on or after attaining age 55 with ten or more years of service or age 65, or, in the case of a Non-Employee Director, retirement or failure to stand for reelection, with the consent of the Board of Directors, on or after age 55 with ten or more years of service, or in any case after age 65.

"RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"STOCK APPRECIATION RIGHT" or "SAR" means a right authorized under this Plan to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"STOCK BONUS" means an Award of Shares granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

"STOCK UNIT" means a bookkeeping entry which serves a unit of measurement relative to a Share for purposes of determining the payment of a deferred benefit or right under the Plan.

"SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

"TOTAL DISABILITY" means a disability where Participant is unable to effectively engage in the material activities required for Participant's position with the Company or the Manager, as the case may be, by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 180 days in any consecutive 12 month period.

                        8. NON-EMPLOYEE DIRECTOR OPTIONS

8.1 PARTICIPATION. Awards under this Section 8 will be made only to Non-Employee Directors and will be evidenced by Award Agreements in the form adopted by the Committee.

8.2   OPTION GRANTS.

      8.2.1 TIME OF INITIAL AWARD. After approval of this Plan by the stockholder(s) of the Corporation, and upon the closing of the Corporation's initial public offering, each person who is then a Non-Employee Director will automatically be granted (without any action by the Board or Committee) a Non-qualified Stock Option (the Award Date of which will be the date of the closing of such initial public offering) to purchase 25,000 shares of Common Stock at the price that the Corporations Common Stock is offered in such initial public offering.

      8.2.2 SUBSEQUENT AUTOMATIC AWARDS. If any person who is not then an officer or employee of the Company becomes a director of the Corporation, such person will automatically be granted (without any action by the Board or Committee) a Non-qualified Stock Option (the Award Date of which will be the date such person takes office) to purchase 25,000 Shares.

      8.2.3 SUBSEQUENT DISCRETIONARY AWARDS. The Committee shall have the authority to grant additional Options to Non-Employee Directors from time to time; provided, however that no more than 50,000 shares, subject to adjustment as contemplated by Section 6.2, in the aggregate, shall be subject to Options made to any one Non-Employee Director under this Section 8.2 and provided further that any such discretionary Option shall be subject to contemporaneous approval or ratification by a majority of the members of the Board of Directors and a majority of the Directors who are not recipients of such grants.

8.3 OPTION PRICE. The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 8.2.2 or Section 8.2.3 will be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Section will be paid in full at the time of each purchase in cash or by check or in Shares valued at the Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, but any such shares used in payment must be owned by the Participant at least six months prior to the date of exercise. Any notice and third party cashless exercise payment procedures authorized by the Committee with respect to Options under Section 2 may be utilized with respect to Options granted under Section 8.2 unless the Committee or applicable law otherwise provide.

8.4 OPTION PERIOD AND EXERCISABILITY. Each Option granted under this Section 8 and all rights or obligations thereunder will expire on the day before the 10th anniversary of the Award Date and will be subject to earlier termination as provided below. Each Option granted under Section 8.2 shall become exercisable no earlier than six months after the Award Date. Unless the Board or Committee otherwise provides in the applicable Award Agreement, an Option will vest as follows: one-third on each of the first, second and third anniversaries of the date of grant.

8.5 TERMINATION OF DIRECTORSHIP. If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Total Disability or Retirement, an Option granted pursuant to this

      Section 8 held by such Participant will immediately become and will remain exercisable for nine months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Section that is not then exercisable will terminate and any portion of such Option that is then exercisable may be exercised for six months after the date of such termination or until the expiration of the stated term whichever first occurs.

8.6   ADJUSTMENTS; ACCELERATIONS; TERMINATIONS. Options granted under this
      Section 8 will be subject to adjustments, accelerations and terminations as provided in Section 6.2, but only to the extent that in the case of a Change in Control Event such effect and any Board or Committee action in respect thereof is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation or is otherwise consistent with the effect on Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying shares with the effect on stockholders generally).

8.7 ACCELERATION UPON A CHANGE IN CONTROL EVENT. Upon the occurrence of a Change in Control Event and acceleration under Section 6.2.2, each Option granted under Section 8.2 hereof will become immediately exercisable in full. To the extent that any Option granted under this Section 8 is not exercised prior to (a) a dissolution of the Corporation or (b) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of this Plan can be) made for the assumption, conversion, substitution or exchange of the Option, the Option will terminate upon the occurrence of such event.

                                      PROXY


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                      AMERICAN HOME MORTGAGE HOLDINGS, INC.

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON [       ], 2003

            The undersigned hereby appoints Michael Strauss and Stephen A. Hozie, and each or either of them, with full power of substitution, as his or her true and lawful agents and proxies ("Proxies") to represent the undersigned at the Special Meeting of Stockholders of American Home Mortgage Holdings, Inc.
("American Home") to be held at [          ], at 10:30 a.m. (Eastern Time), on
[      ], 2003, and at any adjournments or postponements thereof, and authorizes said Proxies to vote all shares of American Home shown on the other side of this card with all the powers the undersigned would possess if personally thereat.

            THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE REORGANIZATION OF AMERICAN HOME, "FOR" THE ISSUANCE OF SHARES OF AMERICAN HOME INVESTMENT CORP. ("AHM INVESTMENT CORP.") COMMON STOCK TO STOCKHOLDERS OF APEX MORTGAGE CAPITAL, INC. ("APEX") IN THE MERGER, AND "FOR" THE ADOPTION OF APEX'S STOCK OPTION PLAN. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY
STATEMENT OF AMERICAN HOME DATED [         ], 2003, SOLICITING PROXIES FOR THE
SPECIAL MEETING.

            All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         SPECIAL MEETING OF STOCKHOLDERS
                      AMERICAN HOME MORTGAGE HOLDINGS, INC.
                                 [       ], 2003

             \|/ Please Detach and Mail in the Envelope Provided \|/
------------------------------------------------------------------------------

A [X] PLEASE MARK
      YOUR VOTES AS
      IN THIS EXAMPLE
      USING DARK INK
      ONLY.
                                                     FOR     AGAINST    ABSTAIN

1. Reorganization of American Home                   [ ]       [ ]        [ ]

2. Issuance of Shares of AHM Investment Corp.        [ ]       [ ]        [ ]
   Common Stock to Apex Stockholders in the Merger

3. Adoption of Apex's Stock Option Plan              [ ]       [ ]        [ ]

4. OTHER MATTERS:                                    [ ]       [ ]        [ ]
   Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof.

SIGNATURES ____________________________________ DATE ________________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.